UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2016

Financial Square FundsSM
Federal Instruments*
Government
Money Market
Prime Obligations
Tax-Exempt Money Market**
Treasury Instruments
Treasury Obligations
Treasury Solutions

*    The Goldman Sachs Financial Square Federal Instruments Fund commenced operations on October 30, 2015.

**  The Goldman Sachs Financial Square Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

Goldman Sachs Financial Square Funds

■	FEDERAL INSTRUMENTS FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

■	TREASURY SOLUTIONS FUND

Portfolio Results	1

Fund Basics	6

Yield Summary	8

Sector Allocations	9

Schedules of Investments	11

Financial Statements	40

Financial Highlights	48

Notes to Financial Statements	64

Report of Independent Registered Public Accounting Firm	82

Other Information	83

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial

Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).*

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	When the Reporting Period began in September 2015, the Federal Reserve (the “Fed”) remained on hold, keeping the targeted federal funds (“fed funds”) rate near zero and sending a dovish message to the financial markets. (Dovish messaging tends to suggest lower interest rates.) As a result, participant projections for the fed funds rate and the timing of Fed action shifted down and extended out, respectively. Inflation projections for the next few years also came down as did the expected unemployment rate. However, we believe Fed messaging increasingly indicated a desire to raise rates in 2015. As for economic data, U.S. non-farm payrolls were disappointing, with 142,000 new jobs added in August 2015, below market expectations of approximately 200,000. The unemployment rate remained at 5.1%. The U.S. Institute for Supply Management (“ISM”) Manufacturing Purchasing Managers’ Index (“PMI”) declined to 50.2 in September 2015 from 51.1 in August 2015. Core inflation was flat at 1.8% year over year in September 2015. The end of September 2015 also saw the biggest use of the Fed’s reverse repurchase agreement program (“RRP”) facility since it was instituted, with $475 billion in total bids across the two term auctions and the overnight facility and $450 billion in total take-up or purchases.[1] (Through the RRP, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRP is intended to help set a floor under short-term interest rates after years of near-zero Fed policy rates and quantitative easing.) The total bids across all three auctions slightly exceeded year-end 2014. Sharp bill pay-downs as a result of debt ceiling constraints, quarter-end balance sheet pressures and a contingent of front-end investors caught off-guard by the Fed remaining on hold all contributed to the increase. Short-term Treasury bills were offered at negative rates into 2016, and liquidity was challenged across the board as the U.S. Treasury cut bill supply.
In the fourth quarter of 2015, the Fed delivered its first interest rate hike since 2006. More specifically, the Fed raised the targeted fed funds rate by 25 basis points in December 2015 and projected four rate hikes for the 2016 calendar year. (A basis point is 1/100th of a percentage point.) The U.S. economy continued to display a positive growth trend. U.S. non-farm payrolls indicated 292,000 new jobs in December 2015, above market expectations of approximately 200,000, and the data for October and November 2015 were also revised upward by 50,000 new jobs. The December 2015 unemployment rate fell to 5.0% despite a 0.1% increase in the labor participation rate. In contrast, economic growth in other developed countries softened, and emerging markets economies broadly weakened, due largely to falling commodity prices and concerns around a slowdown in China’s economy. Outside the U.S., the global monetary policy environment remained highly accommodative. Despite accommodative monetary policies, inflation remained subdued in the world’s major economies during the fourth calendar quarter.

In the first quarter of 2016, all eyes were on the Fed, with the release of its policy statement, updated economic projections and a press conference following a two-day meeting in March 2016 of particular attention. The statement leaned dovish, as it twice mentioned global economic conditions as a key concern. The projections were also dovish, as the path of interest rates came down, with the median projection then calling for two hikes in 2016, down from four in December 2015. Near-term core inflation was unchanged. The press conference was fairly balanced, focusing on global concerns and inflation expectations, which remained lower than the Fed would like, among other topics. However, the Fed was also careful to note that it does not view an overshoot of its inflation target as an acceptable outcome. Markets reacted accordingly, with rates rallying, the U.S. dollar weakening, equities rising and the derivative market reflecting the reduced probability of a June 2016 interest rate hike. The Fed signaled more sensitivity to the global economic environment than expected by many market participants. On the economic

*	For the Goldman Sachs Financial Square Federal Instruments Fund, the Reporting Period is from its inception on October 30, 2015 through August 31, 2016. For the Goldman Sachs Financial Square Tax-Exempt Money Market Fund, the Reporting Period is from its inception on March 31, 2016 through August 31, 2016.

[1]	Source: Federal Reserve.

1

PORTFOLIO RESULTS

front, the labor market performed well, and developments at the end of the first quarter of 2016 maintained the dichotomy between further improvement in the labor market and concerns about global conditions on the part of the Fed leadership. Non-farm payrolls were above consensus expectations. The unemployment rate remained at 5.0%, however, this was largely due to an uptick in the participation rate, also by 0.1%, to 63.0%. Average hourly earnings rose more than the consensus expected, increasing at a 2.3% year over year pace.

During the second quarter of 2016, commodities prices seemed to stabilize and perceived risks surrounding slowing Chinese economic growth and the potential of a U.S. recession declined. In June 2016, however, the U.K.’s surprise “leave” vote in its referendum about membership in the European Union, popularly known as “Brexit,” produced a renewed sense of uncertainty in the markets. The upcoming U.S. elections also appeared, in our view, to increase market uncertainty and volatility. U.S. economic news was positive, with U.S. non-farm payrolls indicating 287,000 new jobs in June 2016, significantly above market expectations of approximately 180,000. The unemployment rate ticked down to 4.9%. Still, it remained unclear what the jobs report would mean for the Fed given limited wage/inflation pressure. The Fed remained focused on downside risk and lack of inflation pressure.

The Fed met in June 2016. Although its subsequent statement was marginally dovish, and the economic data estimates for Gross Domestic Product (“GDP”), inflation and unemployment were largely unchanged, the fed funds rate forecasts shifted in a materially dovish way. Median projections for 2017-2018 as well as the long-term fed funds rate estimate all came down. In addition, the tone of the press conference leaned dovish, with worries about slowing labor market momentum as the key takeaway. Given the small changes to the economic forecasts followed by the larger changes to the fed funds rate projections, we believed this dichotomy could be explained by one of two — or possibly both — ways. One is a dovish shift in the Fed reaction function (how it interprets and reacts to economic data and market developments). The other is a belief that the U.S. economy’s long-term potential is diminished and therefore may require a lower rate of interest going forward, a theory the Fed had previously been reluctant to embrace.

During July 2016, growth in many economies outside the U.S. was faltering, political and geopolitical event risk was elevated and central bank monetary policy was, in our view, increasingly disruptive. In this environment, steady job gains in the U.S. and positive global economic data surprises provided critical fundamental support for the financial markets and for market expectations of a Fed rate hike by year-end 2016. The Global Manufacturing PMI rose to 51.0 in July 2016 from 50.3 in June 2016, signaling improvements in global manufacturing activity — an eight-month high, according to J.P. Morgan — reversing weakness seen during the first half of 2016. In the U.S., non-farm payrolls indicated 255,000 new jobs were created in July 2016, higher than the market expectations of approximately 180,000 new jobs. The U.S. unemployment rate remained stable at 4.9%. The U.S. ISM Manufacturing PMI edged down to 52.6 in July 2016 from 53.2 in June 2016. Core inflation for June 2016, which was reported in July 2016, rose modestly to 2.3% year over year from 2.2% in May 2016.

In August 2016, global central banks maintained their accommodative monetary policies in the face of political uncertainties as well as anemic economic growth and inflation outlooks. The Bank of England (“BoE”) also unveiled monetary easing measures to cushion the potential impact of Brexit. BoE Governor Carney described the package as “timely, coherent and comprehensive” and assured financial markets that all of its four measures had “scope for further action.” Elsewhere, the Bank of Japan (“BoJ”) fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In the U.S., hawkish comments from the Fed boosted market expectations of a rate hike during 2016. (Hawkish comments tend to suggest higher interest rates.) Economic data surprises on both the positive and negative sides suggested monetary policy action was most likely in December 2016. U.S. non-farm payrolls showed approximately 151,000 new jobs were created in August 2016, adding to the strong and above consensus readings of prior summer months. While the gains were moderate and below market expectations of 180,000, they were above the breakeven rate, which is the pace of job gains the Fed considers sufficient to hold unemployment steady over time. The U.S. unemployment rate remained at 4.9%. The U.S. ISM Manufacturing PMI edged down to 52.0 in August 2016. Core inflation for July 2016, which was reported in August 2016, fell marginally to 2.2% year over year from 2.3% in June 2016.

2

PORTFOLIO RESULTS

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The taxable and tax-exempt Funds’ yields edged up, but stayed low, during the Reporting Period due primarily to the economic and market factors discussed above. Both the taxable and tax-exempt money market yield curves, or spectrum of maturities, flattened as yields on the shorter end of the curve rose more than yields on the longer end of the curve.

The interest rate and market environment did not provide bountiful opportunities to pick up additional yield. However, in keeping with our investment approach, we sought to position the Funds to take advantage of changes in the interest rate environment, and throughout the Reporting Period, we found pockets of opportunity to add extra yield. That said, it should be noted that regardless of interest rate conditions, we seek to manage the Funds consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to seek to provide the best possible return within the framework of the Funds’ guidelines and objectives.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper, variable rate demand notes, and certificates of deposit during the Reporting Period.

From the start of the Reporting Period through the end of 2015, we maintained positions at the longer end of our targeted weighted average maturity range within the taxable government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund) and the taxable government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund[2] and the Goldman Sachs Financial Square Treasury Instruments Fund). This positioning was in anticipation of the Fed’s December 2015 policy meeting and because we continued to find pockets of value in the longer-term segment of the money market yield curve. In addition, we sought to take advantage of the money market’s expectations for aggressive Fed rate hikes, as well as a favorable technical (supply and demand) environment, to purchase what we considered to be attractive securities at relatively cheap levels. Within our taxable commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we focused on maintaining high levels of liquidity in addition to holding positions at the shorter end of our targeted weighted average maturity range ahead of what we expected to be a rotation of cash from commercial paper strategies to government strategies before the implementation of money market fund reform, which will become effective in October 2016. Toward the end of 2015, we opportunistically extended the weighted average maturity of our taxable commercial paper strategies as we found what we believed to be attractive values. Overall, during the first four months of the Reporting Period, we targeted a weighted average maturity of between 30 days and 50 days in our taxable commercial paper strategies, between 40 days and 60 days in our taxable government repo strategies and between 50 days and 60 days in our taxable government non-repo strategies. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by each respective strategy taking into consideration any available maturity shortening features.

During the first quarter of 2016, we maintained positions at the longer end of our targeted weighted average maturity range within the taxable government repo strategies and the taxable government non-repo strategies, extending on an opportunistic basis as we found value in the longer-term segment of the money market yield curve. In general, the taxable money markets continued to price in more aggressive Fed rate hikes than we anticipated, creating what we viewed as attractive investment opportunities. Within our taxable commercial paper strategies, we focused on maintaining high levels of liquidity and continued to hold positions at the shorter end of our weighted average maturity range because we expected cash to rotate out of commercial paper strategies and into government strategies in advance of the implementation of money market fund reform. Overall, during the first quarter of 2016, we targeted a weighted average maturity of between 35 days and 55 days in our taxable commercial paper strategies and between 40 days and

[2]	The Goldman Sachs Financial Square Federal Instruments Fund commenced operations on October 30, 2015.

3

PORTFOLIO RESULTS

60 days in both our taxable government repo strategies and our taxable government non-repo strategies.

In the second quarter of 2016, we shortened the targeted weighted average maturity of our taxable government repo strategies and our taxable government non-repo strategies, as we felt yield levels did not offer enough compensation for the potential of a summer 2016 rate hike by the Fed. After the Fed’s dovish statement in June 2016, we opportunistically extended the weighted average maturity of our taxable government repo strategies and taxable government non-repo strategies. Within our taxable commercial paper strategies, we continued to focus on maintaining liquidity and holding positions on the shorter end of our targeted weighted average maturity range because we expected cash to rotate out of commercial paper strategies and into government strategies ahead of the implementation of money market fund reform. Overall, we targeted a weighted average maturity of between 30 days and 50 days in our taxable commercial paper strategies, between 25 days and 45 days in our taxable government repo strategies and between 30 days and 50 days in our taxable government non-repo strategies.

During the final two months of the Reporting Period, we further shortened the targeted weighted average maturity of our taxable commercial paper strategies and continued to focus on maintaining liquidity ahead of the implementation of money market fund reform. We placed a high premium on liquidity because we did not know how the money markets overall would react when money market fund reform was implemented. Within our taxable government repo strategies and taxable government non-repo strategies, we extended our targeted weighted average maturity as we believed the Fed rate hike cycle would be gradual. Overall, during the final two months of Reporting Period, we targeted a weighted average maturity of between one day and 15 days in our taxable commercial paper strategies, between 25 days and 50 days in our taxable government repo strategies and between 35 days and 55 days in our taxable government non-repo strategies.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, the tax-exempt Fund (i.e., the Goldman Sachs Financial Square Tax-Exempt Money Market Fund3) had investments in variable rate demand notes (“VRDNs”), tax-exempt commercial paper and municipal put bonds.

In particular, the tax-exempt Fund benefited from its significant position in VRDNs, which bolstered its yields during the Reporting Period. During 2016, the Securities Industry and Financial Markets Association (“SIFMA”) 7-day VRDN Index rose from its 2015 lows as outflows from tax-exempt money market funds increased, especially around tax time. Between January 2016 and the end of the Reporting Period, tax-exempt money market funds experienced approximately $100 billion of outflows — the highest in several years — as short-maturity tax-exempt bonds remained relatively expensive compared to a number of other assets.[4] There was also a dramatic increase in VRDN investments by taxable money market funds, as the SIFMA 7-day VRDN Index traded near levels that taxable money market funds would have to pay in interest for overnight time deposits. At the end of 2015, taxable commercial paper strategies held $16 billion in VRDNs, but by the end of June 2016, that number had increased to $26 billion. The SIFMA 7-day VRDN Index finished the Reporting Period at approximately 0.60%.

During the Reporting Period, the tax-exempt Fund held positions at the shorter end of our targeted weighted average maturity range in response to upcoming money market fund reform (which becomes effective in October 2016), the likelihood of rising rates in 2016 and our focus on maintaining high liquidity. The tax-exempt Fund’s weighted average maturity was generally in a range of between five days and 15 days for the Reporting Period overall.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

[3]	The Goldman Sachs Financial Square Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

[4]	Source: iMoney Net

4

PORTFOLIO RESULTS

Q	What are the Funds’ tactical views and strategies for the months ahead?

A	At the end of the Reporting Period, weaker than consensus expected U.S. manufacturing and service sector data, combined with moderate non-farm payroll employment gains, reduced the market-implied probability of a Fed rate hike in September 2016. Given that the employment gains were above the Fed’s breakeven rate, however, we continued to expect an interest rate hike by year-end 2016.

In our taxable commercial paper strategies, we plan to focus on maintaining high levels of liquidity and positions at the shorter end of our targeted weighted average maturity range. In our taxable government repo strategies and taxable government non-repo strategies, we plan to maintain positions at the longer end of our targeted weighted average maturity range, looking to opportunistically extend as we find pockets of value at the longer end of the money market yield curve. In our tax-exempt Fund, we plan on maintaining positions at the shorter end of our targeted weighted average maturity range because of upcoming money market fund reform and the potential, in our view, of a Fed rate hike by the end of the calendar year. We will also plan to focus on maintaining high levels of liquidity.

Overall, we expect to keep all the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

The U.S. Securities and Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds. These changes will: (1) permit money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating net asset value (“NAV”) rounded to the fourth decimal place. For additional information, refer to the Funds’ current prospectuses at www.gsamfunds.com.

5

FUND BASICS

Financial Square Funds

as of August 31, 2016

PERFORMANCE REVIEW[1]
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[2] Institutional Shares	iMoneynet Institutional Average[3]
Government	0.20%	0.08%[4]
Money Market	0.32	0.19	[5]
Prime Obligations	0.29	0.19	[5]
Treasury Instruments	0.13	0.05	[6]
Treasury Obligations	0.15	0.06	[7]
Treasury Solutions	0.14	0.08	[4]

October 30, 2015–August 31, 2016
Federal Instruments	0.16%	0.08%[4]

March 31, 2016–August 31, 2016
Tax-Exempt Money Market	0.09%	0.08%[8]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	As of August 31, 2016, each of the Treasury Obligations, Money Market, Treasury Instruments and Treasury Solutions Funds offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Tax-Exempt Money Market Fund offers seven separate share classes (Institutional, Select, Preferred, Capital, Administration, Service and Resource), the Federal Instruments Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), the Prime Obligations Fund offers ten separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, and Class C), and the Government Fund offers twelve separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional and Class R6 Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%.

If these fees were reflected in the above performance, performance would have been reduced.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.

[3]	Source: iMoneyNet, Inc. August 2016.

6

FUND BASICS

[4]	Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]	First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[6]	Treasury Institutional — Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[7]	Treasury & Repo Institutional — Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

[8]	Tax-Free National — Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

STANDARDIZED TOTAL RETURNS1,[9]
For the period ended 6/30/16	SEC 7-Day Current Yield[10]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal Instruments	0.19%	N/A	N/A	N/A	0.11%	10/30/15
Government	0.29	0.15%	0.04%	1.08%	2.76	4/6/93
Money Market	0.43	0.28	0.14	1.18	2.82	5/18/94
Prime Obligations	0.41	0.25	0.10	1.14	3.16	3/8/90
Tax-Exempt Money Market	0.24	N/A	N/A	N/A	0.04	3/31/16
Treasury Instruments	0.19	0.10	0.02	0.86	2.10	3/3/97
Treasury Obligations	0.23	0.11	0.03	0.92	2.96	4/25/90
Treasury Solutions	0.16	0.10	0.03	1.04	2.31	2/28/97

[9]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of Institutional Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV.

Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yield and return will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[10]	The SEC 7-Day Current Yield figures are as of 6/30/16 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

7

YIELD SUMMARY

SUMMARY OF THE INSTITUTIONAL SHARES[1] AS OF 8/31/16
Funds	7-Day Dist. Yield[11]	SEC 7-Day Effective Yield[12]	30-Day Average Yield[13]	Weighted Avg. Maturity (days)[14]	Weighted Avg. Life (days)[15]
Federal Instruments	0.29%	0.26%	0.30%	47	110
Government	0.27	0.27	0.28	29	106
Money Market	0.30	0.30	0.32	3	3
Prime Obligations	0.31	0.31	0.31	3	3
Tax-Exempt Money Market	0.35	0.35	0.28	5	5
Treasury Instruments	0.19	0.18	0.19	50	108
Treasury Obligations	0.21	0.18	0.22	46	101
Treasury Solutions	0.21	0.15	0.20	47	108

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[11]	The 7-Day Distribution yield is the average total return over the previous seven days. It is a Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[12]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[13]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[14]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[15]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

8

SECTOR ALLOCATIONS

TAXABLE FUNDS[16]
As of August 31, 2016
Security Type (Percentage of Net Assets)	Federal Instruments[17]	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit - Yankeedollar	—	—	7.4%	7.5%	—	—	—
Commercial Paper & Corporate Obligations	—	—	0.5	1.0	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	0.9	1.0	—	—	—
Repurchase Agreements	—	56.6%	26.4	22.3	—	64.6%	51.3%
Time Deposits	—	—	40.3	35.2	—	—	—
U.S. Government Agency Obligations	68.4%	43.0	0.7	4.2	—	—	—
U.S. Treasury Obligations	31.5	2.7	—	—	101.2%	32.3	49.2
Variable Rate Municipal Debt Obligations	—	—	23.9	28.9	—	—	—
As of August 31, 2015
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit - Eurodollar	—	—	1.7%	—	—	—	—
Certificates of Deposit - Yankeedollar	—	—	16.9	—	—	—	—
Commercial Paper & Corporate Obligations	—	—	14.5	31.6%	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	0.5	2.1	—	—	—
Repurchase Agreements	—	54.4%	21.3	43.9	—	58.1%	37.8%
Time Deposits	—	—	16.7	—	—	—	—
U.S. Government Agency Obligations	—	43.6	2.0	7.7	—	—	37.1
U.S. Treasury Obligations	—	—	—	2.0	99.2%	57.4	58.8
Variable Rate Municipal Debt Obligations	—	—	0.6	2.5	—	—	—
Variable Rate Obligations	—	—	26.4	11.0	—	—	—

[16]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

[17]	Commenced operations on October 30, 2015.

9

SECTOR ALLOCATIONS

TAX-EXEMPT MONEY MARKET FUND[18]
As of August 31, 2016
Security Type	Percentage of Net Assets
Commercial Paper	6.9%
Variable Rate Obligations	91.0

[18]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

10

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 68.4%
Federal Farm Credit Bank
$1,000,000	0.588	%(a)	09/14/16	$1,000,000
3,000,000	0.530	(a)	09/19/16	3,000,165
15,000,000	0.490	(a)	09/20/16	15,000,310
7,000,000	0.469		09/28/16	6,997,585
3,500,000	0.554	(a)	09/29/16	3,499,994
100,000	5.875		10/03/16	100,466
17,000,000	0.490		10/06/16	16,992,067
7,000,000	0.481	(a)	12/02/16	6,999,934
380,000	0.499	(a)	12/19/16	379,938
3,500,000	0.584	(a)	12/29/16	3,499,887
200,000	0.511	(a)	12/30/16	200,041
25,000,000	0.460	(a)	01/17/17	24,997,230
2,500,000	0.597	(a)	01/20/17	2,500,000
1,000,000	0.458	(a)	02/15/17	999,149
1,100,000	0.578	(a)	04/07/17	1,099,973
1,000,000	0.624	(a)	04/25/17	1,000,000
200,000	0.626	(a)	06/13/17	200,190
650,000	0.513	(a)	06/15/17	650,000
3,500,000	0.549	(a)	06/30/17	3,499,883
25,000,000	0.538	(a)	07/13/17	25,000,168
1,250,000	0.757	(a)	08/01/17	1,249,438
700,000	0.548	(a)	09/15/17	699,963
Federal Home Loan Bank
2,000,000	0.597	(a)	09/22/16	2,000,000
82,000,000	0.281		09/23/16	81,986,169
7,450,000	0.500		09/23/16	7,449,905
2,500,000	0.587	(a)	10/12/16	2,499,955
625,000	0.463		10/21/16	624,606
2,500,000	0.677	(a)	11/01/16	2,500,000
30,000,000	0.554	(a)	11/03/16	30,000,000
15,000,000	0.679	(a)	11/03/16	15,000,000
35,000,000	0.708	(a)	11/08/16	34,999,998
400,000	0.457		11/14/16	399,631
3,000,000	0.508	(a)	12/15/16	3,000,000
3,250,000	0.482	(a)	12/23/16	3,250,000
1,270,000	0.554	(a)	12/23/16	1,269,678
2,500,000	0.589	(a)	01/17/17	2,499,121
1,000,000	0.565	(a)	01/25/17	1,000,000
1,500,000	0.728	(a)	02/07/17	1,499,923
15,000,000	0.744	(a)	02/17/17	15,000,000
6,500,000	0.556	(a)	03/03/17	6,500,000
4,000,000	0.596	(a)	03/13/17	4,000,000
4,000,000	0.595	(a)	03/16/17	4,000,000
6,600,000	0.569	(a)	03/21/17	6,600,000
20,000,000	0.512	(a)	03/23/17	20,000,799
7,500,000	0.517	(a)	03/29/17	7,500,000
6,350,000	0.539	(a)	04/05/17	6,350,000
4,450,000	0.569	(a)	04/13/17	4,450,000
3,500,000	0.579	(a)	04/18/17	3,500,000
17,500,000	0.527	(a)	04/21/17	17,500,000
25,000,000	0.535	(a)	04/25/17	25,000,000
4,000,000	0.799	(a)	08/28/17	3,999,601
1,500,000	0.653	(a)	09/01/17	1,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$435,445,767

U.S. Treasury Obligations – 31.5%
United States Treasury Bills
$40,700,000	0.265%		09/01/16	$40,700,000
3,500,000	0.193		09/08/16	3,499,871
2,100,000	0.244		09/08/16	2,099,902
1,500,000	0.265		09/08/16	1,499,924
4,000,000	0.275		09/08/16	3,999,790
30,000,000	0.280		09/15/16	29,996,792
17,500,000	0.255		09/22/16	17,497,448
15,000,000	0.280		09/22/16	14,997,594
6,150,000	0.347		12/29/16	6,143,088
1,100,000	0.403		02/02/17	1,098,141
500,000	0.428		02/09/17	499,061
10,000,000	0.449		02/09/17	9,980,322
300,000	0.439		02/16/17	299,398
900,000	0.459		02/16/17	898,110
2,750,000	0.454		02/23/17	2,744,051
600,000	0.459		02/23/17	598,688
United States Treasury Floating Rate Note
10,000,000	0.388	(a)	10/31/16	10,000,216
United States Treasury Notes
400,000	0.875		09/15/16	400,090
11,450,000	1.000		10/31/16	11,462,847
800,000	3.125		10/31/16	803,666
800,000	4.625		11/15/16	806,348
100,000	0.625		12/31/16	100,069
750,000	3.125		01/31/17	758,309
7,000,000	4.625		02/15/17	7,132,852
1,650,000	0.875		02/28/17	1,653,292
200,000	3.000		02/28/17	202,519
7,750,000	3.250		03/31/17	7,874,056
1,000,000	4.500		05/15/17	1,027,247
4,500,000	2.750		05/31/17	4,573,492
800,000	0.625		06/30/17	800,252
2,500,000	2.500		06/30/17	2,539,451
7,900,000	0.875		07/15/17	7,919,317
800,000	0.875		08/15/17	801,697
3,600,000	4.750		08/15/17	3,740,755
1,500,000	0.625		08/31/17	1,499,476

TOTAL U.S. TREASURY OBLIGATIONS				$200,648,131

TOTAL INVESTMENTS – 99.9%				$636,093,898

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				334,921

NET ASSETS – 100.0%				$636,428,819

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 43.0%
Federal Farm Credit Bank
$29,590,000	0.528	%(a)	09/14/16	$29,589,329
98,000,000	0.588	(a)	09/14/16	98,000,000
34,457,000	0.530	(a)	09/19/16	34,458,544
200,000,000	0.743	(a)	09/23/16	200,002,875
200,000,000	0.668	(a)	11/04/16	200,011,396
15,000,000	0.481	(a)	12/02/16	14,999,859
95,000,000	0.584	(a)	12/29/16	94,996,928
14,700,000	0.511	(a)	12/30/16	14,703,006
195,000,000	0.597	(a)	01/20/17	195,000,000
99,000,000	0.458	(a)	02/15/17	98,915,725
12,510,000	0.579	(a)	02/27/17	12,505,263
73,400,000	0.578	(a)	04/07/17	73,398,228
131,300,000	0.624	(a)	04/25/17	131,300,000
150,000,000	0.730	(a)	04/27/17	149,998,769
200,000,000	0.722	(a)	05/15/17	199,997,447
490,000,000	0.581	(a)	05/23/17	490,000,000
13,450,000	0.626	(a)	06/13/17	13,462,799
49,000,000	0.512	(a)	06/15/17	49,000,000
275,000,000	0.744	(a)	06/26/17	274,996,752
294,500,000	0.549	(a)	06/30/17	294,490,148
75,000,000	0.538	(a)	07/13/17	75,000,504
65,000,000	0.657	(a)	07/21/17	64,999,911
6,500,000	0.757	(a)	08/01/17	6,497,076
64,000,000	0.548	(a)	09/15/17	63,996,649
Federal Home Loan Bank
40,000,000	0.436	(a)	09/02/16	40,000,149
507,850,000	0.519		09/21/16	507,706,391
938,550,000	0.500		09/23/16	938,538,061
157,840,000	0.500		09/28/16	157,837,584
184,750,000	0.454		10/03/16	184,676,921
250,000,000	0.490		10/05/16	249,996,931
34,500,000	0.449		10/07/16	34,484,820
245,000,000	0.587	(a)	10/12/16	244,995,591
27,900,000	0.454		10/13/16	27,885,515
368,125,000	0.463		10/21/16	367,892,877
248,000,000	0.474		10/26/16	247,823,817
250,000,000	0.460		10/27/16	249,985,437
170,000,000	0.677	(a)	11/01/16	170,000,000
554,000,000	0.554	(a)	11/03/16	554,000,000
232,500,000	0.679	(a)	11/03/16	232,500,000
191,280,000	0.464		11/04/16	191,125,276
246,000,000	0.459		11/07/16	245,793,975
459,500,000	0.708	(a)	11/08/16	459,499,972
134,400,000	0.457		11/14/16	134,276,232
177,500,000	0.590		11/25/16	177,257,762
99,400,000	0.515		12/07/16	99,264,747
204,400,000	0.521		12/07/16	204,119,120
206,600,000	0.510		12/09/16	206,315,925
245,500,000	0.508	(a)	12/15/16	245,500,000
245,000,000	0.482	(a)	12/23/16	245,000,000
32,000,000	0.518		12/23/16	31,948,974
465,000,000	0.473	(a)	01/13/17	464,994,780
495,500,000	0.565	(a)	01/25/17	495,500,000
250,000,000	0.622	(a)	01/30/17	249,984,334
50,000,000	0.624	(a)	02/03/17	49,996,654
895,000,000	0.618	(a)	02/06/17	895,000,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$125,000,000	0.653	%(a)	02/07/17	$124,991,375
43,000,000	0.728	(a)	02/07/17	42,997,803
50,000,000	0.682	(a)	02/13/17	49,995,060
40,000,000	0.682	(a)	02/14/17	39,997,106
480,000,000	0.744	(a)	02/17/17	480,000,000
49,700,000	0.490		02/24/17	49,583,371
467,500,000	0.491		02/24/17	466,400,648
1,460,500,000	0.556	(a)	03/03/17	1,460,500,000
748,000,000	0.611	(a)	03/03/17	748,000,000
725,000,000	0.616	(a)	03/03/17	725,000,000
244,500,000	0.596	(a)	03/13/17	244,500,000
244,500,000	0.595	(a)	03/16/17	244,500,000
247,500,000	0.569	(a)	03/21/17	247,500,000
739,000,000	0.517	(a)	03/29/17	739,000,000
490,500,000	0.539	(a)	04/05/17	490,500,000
250,000,000	0.580	(a)	04/11/17	250,000,000
238,100,000	0.569	(a)	04/13/17	238,100,000
195,000,000	0.579	(a)	04/18/17	195,000,000
475,000,000	0.527	(a)	04/21/17	475,000,000
396,200,000	0.535	(a)	04/25/17	396,200,000
250,000,000	0.679	(a)	05/02/17	249,983,341
1,468,000,000	0.547	(a)	06/09/17	1,468,000,000
198,500,000	0.518	(a)	06/15/17	198,500,000
152,500,000	0.799	(a)	08/28/17	152,484,801
581,900,000	0.000	(a)(b)	09/01/17	581,900,000
348,000,000	0.000	(a)(b)	09/06/17	348,000,000
994,500,000	0.000	(a)(b)	10/02/17	994,500,000
148,500,000	0.613	(a)	11/08/17	148,500,000
248,000,000	0.673	(a)	02/05/18	248,000,000
133,000,000	0.667	(a)	02/15/18	133,000,000
497,000,000	0.661	(a)	02/22/18	497,000,000
Federal Home Loan Mortgage Corporation
15,000,000	0.497	(a)	09/16/16	15,000,316
200,000,000	0.707	(a)	11/14/16	199,993,735
300,000,000	0.517	(a)	04/20/17	299,970,951
755,000,000	0.709	(a)	04/26/17	754,950,923
102,000,000	1.250		05/12/17	102,403,704
27,300,000	1.000		06/29/17	27,392,558
500,000,000	0.642	(a)	07/21/17	499,954,482
1,992,500,000	0.567	(a)	12/20/17	1,992,500,000
997,000,000	0.631	(a)	01/08/18	997,000,000
249,000,000	0.637	(a)	01/12/18	249,000,000
Federal National Mortgage Association
837,500,000	0.587	(a)	10/21/16	837,492,263
19,100,000	1.375		11/15/16	19,136,333
26,400,000	0.750		04/20/17	26,416,198
151,000,000	5.000		05/11/17	155,407,097
14,900,000	0.609		06/01/17	14,832,580
87,550,000	5.375		06/12/17	90,752,577
143,175,000	0.532	(a)	07/20/17	143,098,648

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$30,637,158,923

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 2.7%
United States Treasury Bills
$744,100,000	0.449%		02/09/17	$742,635,779
29,000,000	0.439		02/16/17	28,941,807
93,200,000	0.459		02/16/17	93,004,280
72,700,000	0.459		02/23/17	72,540,969
United States Treasury Notes
29,750,000	3.000		09/30/16	29,807,004
5,000,000	4.625		11/15/16	5,039,672
2,500,000	7.500		11/15/16	2,534,932
175,000,000	2.750		05/31/17	177,818,622
229,232,000	0.625		06/30/17	229,297,906
46,000,000	2.500		06/30/17	46,721,966
91,850,000	0.875		08/15/17	92,044,779
386,961,000	4.750		08/15/17	402,090,689
38,800,000	0.625		08/31/17	38,786,434

TOTAL U.S. TREASURY OBLIGATIONS				$1,961,264,839

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$32,598,423,762

Repurchase Agreements(c) – 56.6%
Bank of Montreal
$325,000,000	0.310%		09/01/16	$325,000,000
Maturity Value: $325,002,799

Collateralized by Federal Farm Credit Bank, 2.870% to 2.980%,
due 11/18/24 to 11/10/25, Federal Home Loan Bank, 1.430% to
5.000%, due 10/24/19 to 06/16/23, Federal Home Loan
Mortgage Corp., 1.060% to 3.750%, due 02/28/18 to 03/27/19
and Federal National Mortgage Association, 1.135% to
4.000%, due 10/03/18 to 11/01/45. The aggregate market value of the collateral, including accrued interest, was $331,561,325.

200,000,000	0.330	(a)(d)	09/07/16	200,000,000
Maturity Value: $200,056,834
Settlement Date: 08/19/16

Collateralized by Federal Farm Credit Bank, 0.520% to 2.360%,
due 03/23/18 to 06/16/25 and Federal Home Loan Mortgage
Corp., 1.060% to 3.750%, due 06/22/18 to 03/27/19. The
aggregate market value of the collateral, including accrued
interest, was $204,000,745.

Bank of Nova Scotia (The)
1,300,000,000	0.340		09/01/16	1,300,000,000
Maturity Value: $1,300,012,278

Collateralized by Cash and Federal Home Loan Mortgage Corp.,
3.500%, due 09/01/42, Federal National Mortgage Association,
3.000% to 6.000%, due 11/01/32 to 07/01/46, Government
National Mortgage Association, 3.500% to 4.000%, due
08/20/44 to 06/20/46, U.S. Treasury Bills, 0.000%, due
11/03/16 to 01/19/17, U.S. Treasury Bond, 4.500%, due
02/15/36, U.S. Treasury Inflation-Indexed Notes, 0.125% to
2.375%, due 01/15/17 to 07/15/24, U.S. Treasury Interest-Only
Stripped Security, 0.000%, due 02/15/27 and U.S. Treasury
Notes, 0.750% to 3.375%, due 07/15/17 to 05/31/21. The
aggregate market value of the collateral, including accrued
interest and cash, was $1,334,596,899.

Repurchase Agreements(c) – (continued)
Bank of Nova Scotia (The) – (continued)
$250,000,000	0.400	%(a)(d)	09/07/16	$250,000,000
Maturity Value: $250,758,333
Settlement Date: 02/11/16

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
5.000%, due 05/01/41 to 05/01/46 and Federal National
Mortgage Association, 2.500% to 6.000%, due 10/01/26 to
07/01/46. The aggregate market value of the collateral,
including accrued interest, was $258,080,805.

250,000,000	0.470	(a)(d)	09/07/16	250,000,000
Maturity Value: $251,214,171
Settlement Date: 10/07/15

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 08/01/44 to 03/01/46, Federal National Mortgage
Association, 2.500% to 4.000%, due 07/01/31 to 07/01/46 and
Government National Mortgage Association, 3.500%, due
04/20/46. The aggregate market value of the collateral,
including accrued interest, was $258,609,395.

500,000,000	0.570	(a)(d)	09/07/16	500,000,000
Maturity Value: $502,169,162
Settlement Date: 04/07/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 11/01/25 to 05/01/46, Federal National Mortgage
Association, 2.500% to 6.000%, due 02/01/23 to 07/01/46 and
Government National Mortgage Association, 4.000%, due
03/20/46. The aggregate market value of the collateral,
including accrued interest, was $516,198,663.

BNP Paribas
900,000,000	0.310		09/01/16	900,000,000
Maturity Value: $900,007,750

Collateralized by U.S. Treasury Bond, 8.500%, due 02/15/20,
U.S. Treasury Inflation-Indexed Bonds, 0.750% to 2.500%, due
01/15/29 to 02/15/45, U.S. Treasury Inflation-Indexed Note,
0.125%, due 04/15/19, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/17 to 02/15/43 and U.S. Treasury
Notes, 1.625%, due 07/31/20 to 04/30/23. The aggregate
market value of the collateral, including accrued interest, was
$918,000,000.

500,000,000	0.350	(a)(d)	09/01/16	500,000,000
Maturity Value: $501,020,831
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
7.500%, due 02/01/27 to 02/01/45, Federal National Mortgage
Association, 2.500% to 7.000%, due 11/01/18 to 06/01/46,
Government National Mortgage Association, 3.500% to
8.000%, due 07/15/33 to 10/20/45, U.S. Treasury Inflation-
Indexed Bond, 0.750%, due 02/15/45, U.S. Treasury Inflation-
Indexed Note, 1.625%, due 01/15/18 and U.S. Treasury Notes,
0.500% to 2.125%, due 03/31/17 to 05/15/23. The aggregate
market value of the collateral, including accrued interest, was
$513,886,249.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$550,000,000	0.350	%(a)(d)	09/01/16	$550,000,000
Maturity Value: $551,085,484
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
7.000%, due 02/01/27 to 09/01/45, Federal National Mortgage
Association, 2.500% to 7.000%, due 06/01/19 to 07/01/46,
Government National Mortgage Association, 3.000% to
8.000%, due 01/20/27 to 06/20/46, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 0.375%, due 04/15/19 to 07/15/25
and U.S. Treasury Notes, 0.500% to 3.625%, due 01/15/17 to
04/30/22. The aggregate market value of the collateral,
including accrued interest, was $565,228,457.

750,000,000	0.340	(a)(d)	09/07/16	750,000,000
Maturity Value: $750,637,497
Settlement Date: 07/07/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
7.500%, due 02/01/27 to 01/01/45, Federal National Mortgage
Association, 2.500% to 7.000%, due 06/01/19 to 08/01/46,
Government National Mortgage Association, 3.000% to
7.000%, due 01/20/27 to 07/20/46, U.S. Treasury Bill, 0.000%,
due 01/12/17 and U.S. Treasury Notes, 0.750% to 2.375%, due
10/31/17 to 04/30/19. The aggregate market value of the
collateral, including accrued interest, was $772,084,214.

1,000,000,000	0.340	(a)(d)	09/07/16	1,000,000,000
Maturity Value: $1,000,594,997
Settlement Date: 07/18/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
7.500%, due 03/01/18 to 08/01/46, Federal National Mortgage
Association, 2.500% to 7.750%, due 05/01/18 to 08/01/46,
Government National Mortgage Association, 3.000% to
10.000%, due 07/15/17 to 08/20/46, U.S. Treasury Bills,
0.000%, due 11/25/16 to 04/27/17, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 1.125%, due 01/15/21 to 04/15/21,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
08/15/17 to 02/15/43 and U.S. Treasury Notes, 0.500% to
3.125%, due 10/15/16 to 05/15/26. The aggregate market value of the collateral, including accrued interest, was
$1,026,827,265.

1,000,000,000	0.350	(a)(d)	09/07/16	1,000,000,000
Maturity Value: $1,000,894,442
Settlement Date: 07/05/16

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
7.000%, due 04/01/26 to 09/01/46, Federal National Mortgage
Association, 2.500% to 8.500%, due 04/01/18 to 09/01/46,
Government National Mortgage Association, 3.000% to
8.000%, due 02/15/23 to 05/20/46 and U.S. Treasury Bill,
0.000%, due 07/20/17. The aggregate market value of the
collateral, including accrued interest, was $1,029,721,938.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$1,000,000,000	0.360	%(a)(d)	09/07/16	$1,000,000,000
Maturity Value: $1,000,900,000
Settlement Date: 08/05/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
9.000%, due 11/01/25 to 12/01/47, Federal National Mortgage
Association, 0.875% to 8.000%, due 05/21/18 to 09/01/46,
Government National Mortgage Association, 3.000% to
8.000%, due 01/20/27 to 05/20/46, U.S. Treasury Bill, 0.000%,
due 10/13/16, U.S. Treasury Bond, 8.875%, due 08/15/17, U.S.
Treasury Inflation-Indexed Notes, 0.375% to 1.375%, due
01/15/20 to 07/15/25, U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 08/15/17 and U.S. Treasury Notes,
0.750% to 3.125%, due 01/31/17 to 04/30/21. The aggregate
market value of the collateral, including accrued interest, was
$1,029,642,466.

BNP Paribas Securities Corp.
195,900,000	0.330		09/01/16	195,900,000
Maturity Value: $195,901,796

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.500%, due 01/01/18 to 10/01/45, Federal National Mortgage
Association, 2.500% to 7.000%, due 01/01/17 to 09/01/46, U.S.
Treasury Bills, 0.000%, due 09/15/16 to 03/02/17, U.S.
Treasury Bonds, 3.750% to 4.750%, due 02/15/37 to 11/15/43,
U.S. Treasury Floating Rate Notes, 0.503% to 0.509%, due
10/31/17 to 07/31/18, U.S. Treasury Inflation-Indexed Bond,
2.125%, due 02/15/41, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/41 to 08/15/44 and U.S. Treasury
Notes, 0.875% to 2.000%, due 02/28/17 to 01/31/23. The
aggregate market value of the collateral, including accrued
interest, was $199,818,002.

Citibank N.A.
400,000,000	0.340		09/07/16	400,000,000
Maturity Value: $400,026,444

Collateralized by Federal Farm Credit Bank, 2.470%, due
11/17/21, Federal Home Loan Mortgage Corp., 0.750% to
3.500%, due 09/29/17 to 03/01/46, Federal National Mortgage
Association, 1.375% to 7.000%, due 11/15/16 to 09/01/45,
Government National Mortgage Association, 2.000% to
6.000%, due 10/20/28 to 06/20/46, Tennessee Valley Authority,
5.980%, due 04/01/36, U.S. Treasury Bonds, 5.250% to
7.500%, due 11/15/16 to 11/15/28, U.S. Treasury Inflation-
Indexed Note, 1.625%, due 01/15/18 and U.S. Treasury Notes,
1.125% to 2.250%, due 08/31/20 to 11/15/25. The aggregate
market value of the collateral, including accrued interest, was
$408,000,015.

Citigroup Global Markets, Inc.
63,100,000	0.340		09/01/16	63,100,000
Maturity Value: $63,100,596
Collateralized by U.S. Treasury Notes, 0.875%, due 09/15/16 to 06/15/17. The aggregate market value of the collateral, including accrued interest, was $64,362,050.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Credit Agricole Corporate and Investment Bank
$500,000,000	0.330%		09/06/16	$500,000,000
Maturity Value: $500,032,083
Settlement Date: 08/30/16

Collateralized by Federal Farm Credit Bank, 1.680% to 2.670%,
due 08/16/21 to 05/12/27, Federal Home Loan Mortgage Corp.,
3.000% to 6.000%, due 12/01/28 to 09/01/46, Federal National
Mortgage Association, 1.250% to 6.210%, due 03/25/19 to
09/01/46, Government National Mortgage Association, 3.500%
to 6.000%, due 04/15/36 to 08/20/46, U.S. Treasury Bills,
0.000%, due 11/25/16 to 01/12/17, U.S. Treasury Inflation-
Indexed Notes, 0.125% to 1.375%, due 01/15/20 to 04/15/20
and U.S. Treasury Notes, 0.500% to 4.500%, due 12/31/16 to
11/15/21. The aggregate market value of the collateral,
including accrued interest, was $513,182,845.

500,000,000	0.320		09/07/16	500,000,000
Maturity Value: $500,031,111

Collateralized by U.S. Treasury Bond, 3.000%, due 05/15/42,
U.S. Treasury Inflation-Indexed Note, 0.375%, due 07/15/23
and U.S. Treasury Notes, 0.625% to 2.500%, due 11/30/17 to
08/15/23. The aggregate market value of the collateral,
including accrued interest, was $510,000,041.

Credit Suisse Securities (USA) LLC
750,000,000	0.370		09/07/16	750,000,000
Maturity Value: $750,485,625
Settlement Date: 07/06/16
Collateralized by Federal National Mortgage Association, 2.000% to 11.000%, due 03/01/17 to 09/01/46. The aggregate market value of the collateral, including accrued interest, was $765,000,347.
500,000,000	0.380		09/07/16	500,000,000
Maturity Value: $500,327,222
Settlement Date: 07/07/16
Collateralized by Federal National Mortgage Association, 2.000% to 11.000%, due 04/01/18 to 08/01/46. The aggregate market value of the collateral, including accrued interest, was $510,003,677.

Deutsche Bank Securities, Inc.
775,000,000	0.340		09/01/16	775,000,000
Maturity Value: $775,007,319

Collateralized by U.S. Treasury Bill, 0.000%, due 07/20/17 and
U.S. Treasury Notes, 0.375% to 3.500%, due 09/30/16 to
08/15/23. The aggregate market value of the collateral,
including accrued interest, was $790,500,024.

300,000,000	0.350		09/01/16	300,000,000
Maturity Value: $300,002,917

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 05/01/27 to 10/01/45 and Federal National
Mortgage Association, 2.500% to 4.500%, due 11/01/27 to
06/01/46. The aggregate market value of the collateral,
including accrued interest, was $308,999,998.

Repurchase Agreements(c) – (continued)
Federal Reserve Bank of New York
$6,400,000,000	0.250%		09/01/16	$6,400,000,000
Maturity Value: $6,400,044,444

Collateralized by U.S. Treasury Bonds, 3.125% to 6.125%, due
08/15/29 to 08/15/43 and U.S. Treasury Notes, 1.750% to
3.375%, due 11/15/19 to 02/15/23. The aggregate market value of the collateral, including accrued interest, was
$6,400,044,504.

HSBC Securities (USA), Inc.
500,000,000	0.300		09/01/16	500,000,000
Maturity Value: $500,004,167

Collateralized by Federal National Mortgage Association, 3.500%
to 6.000%, due 10/01/22 to 04/01/46 and U.S. Treasury
Principal-Only Stripped Security, 0.000%, due 11/15/42. The
aggregate market value of the collateral, including accrued
interest, was $510,000,212.

ING Financial Markets LLC
300,000,000	0.320		09/01/16	300,000,000
Maturity Value: $300,002,667
Collateralized by Federal National Mortgage Association, 3.000% to 6.500%, due 05/01/26 to 01/01/45. The aggregate market value of the collateral, including accrued interest, was $306,001,660.
500,000,000	0.484	(a)(e)	10/07/16	500,000,000
Maturity Value: $503,456,008
Settlement Date: 05/26/15

Collateralized by Federal Home Loan Mortgage Corp., 7.000%,
due 03/17/31 and Federal National Mortgage Association,
3.000% to 6.500%, due 03/01/24 to 04/01/46. The aggregate
market value of the collateral, including accrued interest, was
$510,002,606.

500,000,000	0.501	(a)(e)	10/18/16	500,000,000
Maturity Value: $500,577,609
Settlement Date: 07/27/16
Collateralized by Federal National Mortgage Association, 2.500% to 6.000%, due 11/01/25 to 01/01/46. The aggregate market value of the collateral, including accrued interest, was $510,003,314.
100,000,000	0.481	(a)(e)	10/21/16	100,000,000
Maturity Value: $100,506,450
Settlement Date: 10/08/15
Collateralized by Federal National Mortgage Association, 2.000% to 3.500%, due 07/01/31 to 01/01/43. The aggregate market value of the collateral, including accrued interest, was $102,001,774.
100,000,000	0.494	(a)(e)	10/28/16	100,000,000
Maturity Value: $100,655,069
Settlement Date: 07/09/15
Collateralized by Federal National Mortgage Association, 2.000% to 6.000%, due 03/01/21 to 11/01/42. The aggregate market value of the collateral, including accrued interest, was $102,002,899.

Joint Repurchase Agreement Account I
1,892,800,000	0.316		09/01/16	1,892,800,000
Maturity Value: $1,892,816,591

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Joint Repurchase Agreement Account III
$8,351,700,000	0.335%		09/01/16	$8,351,700,000
Maturity Value: $8,351,777,775

JP Morgan Securities LLC
500,000,000	0.370		10/11/16	500,000,000
Maturity Value: $500,472,778
Settlement Date: 07/11/16
Collateralized by Federal National Mortgage Association, 2.500% to 9.000%, due 07/01/20 to 09/01/46. The aggregate market value of the collateral, including accrued interest, was $510,002,101.

Merrill Lynch, Pierce, Fenner & Smith, Inc.
127,800,000	0.340		09/01/16	127,800,000
Maturity Value: $127,801,207

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 04/01/26 to 09/01/46 and Federal National
Mortgage Association, 3.500%, due 11/01/26. The aggregate
market value of the collateral, including accrued interest, was
$131,634,000.

315,900,000	0.340		09/01/16	315,900,000
Maturity Value: $315,902,984

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 06/01/42 to 07/01/43, Federal National Mortgage
Association, 3.000% to 4.000%, due 09/01/27 to 06/01/46 and
Government National Mortgage Association, 4.000%, due
05/15/45. The aggregate market value of the collateral,
including accrued interest, was $325,377,001.

MUFG Securities Americas, Inc.
100,000,000	0.320		09/01/16	100,000,000
Maturity Value: $100,000,889

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 09/01/24 to 08/01/46, Federal National Mortgage
Association, 2.500% to 5.000%, due 09/01/25 to 05/01/46,
Government National Mortgage Association, 3.000% to
4.500%, due 07/15/40 to 08/20/46 and U.S. Treasury Bond,
3.750%, due 08/15/41. The aggregate market value of the
collateral, including accrued interest, was $102,999,995.

Repurchase Agreements(c) – (continued)
Nomura Securities International, Inc.
$2,875,000,000	0.380%		09/01/16	$2,875,000,000
Maturity Value: $2,875,030,347

Collateralized by Federal Home Loan Bank, 4.875%, due
09/08/17, Federal Home Loan Mortgage Corp., 2.500% to
9.500%, due 08/01/20 to 09/01/46, Federal National Mortgage
Association, 1.125% to 7.000%, due 11/01/16 to 08/01/48,
Government National Mortgage Association, 3.000% to
9.000%, due 09/15/16 to 08/20/46, Tennessee Valley Authority,
5.880%, due 04/01/36, U.S. Treasury Bills, 0.000%, due
11/01/16 to 07/20/17, U.S. Treasury Bonds, 2.500% to 8.875%,
due 11/15/16 to 02/15/45, U.S. Treasury Floating Rate Notes,
0.525% to 0.607%, due 01/31/18 to 04/30/18, U.S. Treasury
Inflation-Indexed Note, 0.125%, due 01/15/23, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/23 to
05/15/38, U.S. Treasury Notes, 0.375% to 4.625%, due
10/31/16 to 08/15/26 and U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 08/15/25. The aggregate market value of the collateral, including accrued interest, was
$2,951,935,596.

RBC Capital Markets LLC
300,000,000	0.300		09/01/16	300,000,000
Maturity Value: $300,002,500

Collateralized by U.S. Treasury Bonds, 2.500% to 4.250%, due
11/15/40 to 02/15/45, U.S. Treasury Inflation-Indexed Bond,
3.875%, due 04/15/29, U.S. Treasury Inflation-Indexed Notes,
1.250% to 1.625%, due 01/15/18 to 07/15/20, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/27 to
11/15/35, U.S. Treasury Notes, 1.375% to 3.375%, due
09/30/16 to 08/15/26 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/39 to 11/15/45. The
aggregate market value of the collateral, including accrued
interest, was $306,000,004.

50,000,000	0.340	(a)(d)	09/07/16	50,000,000
Maturity Value: $50,141,194
Settlement Date: 01/15/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 05/01/43 to 05/01/46, Federal National Mortgage
Association, 2.500% to 5.000%, due 07/01/26 to 07/01/46 and
Government National Mortgage Association, 3.000% to
5.000%, due 03/20/41 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $50,999,998.

200,000,000	0.340	(a)(d)	09/07/16	200,000,000
Maturity Value: $201,120,106
Settlement Date: 03/27/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 09/01/31 to 09/01/46, Federal National Mortgage
Association, 2.500% to 4.000%, due 07/01/26 to 09/01/46 and
Government National Mortgage Association, 3.500% to
5.000%, due 09/20/39 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $204,000,000.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
RBC Capital Markets LLC – (continued)
$350,000,000	0.340	%(a)(d)	09/07/16	$350,000,000
Maturity Value: $350,300,804
Settlement Date: 08/08/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 01/01/26 to 09/01/46, Federal National Mortgage
Association, 2.500% to 5.000%, due 01/01/26 to 08/01/46 and
Government National Mortgage Association, 3.000% to
5.000%, due 01/20/27 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $357,000,005.

250,000,000	0.350	(a)(d)	09/07/16	250,000,000
Maturity Value: $250,301,388
Settlement Date: 07/13/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 05/01/18 to 05/01/46, Federal National Mortgage
Association, 3.000% to 5.500%, due 08/01/26 to 08/01/46 and
Government National Mortgage Association, 3.000% to
5.500%, due 09/15/39 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $255,000,001.

250,000,000	0.350	(a)(d)	09/07/16	250,000,000
Maturity Value: $250,294,097
Settlement Date: 07/18/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 02/01/43 to 12/01/44, Federal National Mortgage
Association, 3.500% to 4.000%, due 12/01/29 to 08/01/46 and
Government National Mortgage Association, 3.000% to
4.000%, due 05/20/45 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $255,000,000.

250,000,000	0.350	(a)(d)	09/07/16	250,000,000
Maturity Value: $250,291,666
Settlement Date: 07/20/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 11/01/30 to 07/01/46, Federal National Mortgage
Association, 2.500% to 5.000%, due 08/01/26 to 08/01/46 and
Government National Mortgage Association, 3.000% to
4.500%, due 10/15/40 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $254,999,998.

1,000,000,000	0.350	(a)(d)	09/07/16	1,000,000,000
Maturity Value: $1,000,884,720
Settlement Date: 08/22/16

Collateralized by Federal Home Loan Bank, 1.020%, due
11/29/19, Federal Home Loan Mortgage Corp., 2.500% to
7.000%, due 05/01/18 to 07/01/46, Federal National Mortgage
Association, 2.500% to 8.500%, due 10/01/17 to 09/01/46,
Government National Mortgage Association, 2.500% to
7.500%, due 01/15/18 to 08/20/46, U.S. Treasury Bill, 0.000%,
due 08/17/17, U.S. Treasury Inflation-Indexed Notes, 0.125%
to 0.250%, due 07/15/22 to 01/15/25, U.S. Treasury Interest-
Only Stripped Security, 0.000%, due 08/15/25, U.S. Treasury
Notes, 0.875% to 2.625%, due 01/15/18 to 05/31/23 and U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
06/15/19. The aggregate market value of the collateral,
including accrued interest, was $1,020,000,050.

Repurchase Agreements(c) – (continued)
RBC Capital Markets LLC – (continued)
$250,000,000	0.360	%(a)(d)	09/07/16	$250,000,000
Maturity Value: $250,227,500
Settlement Date: 06/28/16

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 10/01/40 to 07/01/44, Federal National Mortgage
Association, 3.000% to 5.000%, due 08/01/26 to 06/01/46 and
Government National Mortgage Association, 3.500% to
5.000%, due 08/20/39 to 07/20/46. The aggregate market value of the collateral, including accrued interest, was $254,999,999.

250,000,000	0.340	(d)	10/04/16	250,000,000
Maturity Value: $250,212,500
Settlement Date: 07/06/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 10/01/40 to 07/01/46, Federal National Mortgage
Association, 2.500% to 5.00%, due 04/01/27 to 07/01/46 and
Government National Mortgage Association, 3.000% to
4.500%, due 04/20/45 to 08/20/46. The aggregate market value of the collateral, including accrued interest, was $255,000,003.

Societe Generale
38,400,000	0.340		09/01/16	38,400,000
Maturity Value: $38,400,363

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 06/01/26 to 10/01/45, Federal National Mortgage
Association, 3.000% to 4.000%, due 12/01/26 to 09/01/46,
Government National Mortgage Association, 3.500%, due
01/20/46 and U.S. Treasury Notes, 1.125% to 1.625%, due
07/31/19 to 08/31/21. The aggregate market value of the
collateral, including accrued interest, was $39,345,413.

250,000,000	0.320		09/06/16	250,000,000
Maturity Value: $250,015,556
Settlement Date: 08/30/16

Collateralized by Federal Home Loan Mortgage Corp., 1.200% to
3.500%, due 10/29/18 to 10/01/45, Federal National Mortgage
Association, 1.000% to 4.500%, due 04/30/18 to 08/01/44,
Government National Mortgage Association, 3.500%, due
03/20/46, U.S. Treasury Bonds, 3.000% to 3.875%, due
08/15/40 to 11/15/45, U.S. Treasury Inflation-Indexed Note,
0.125%, due 04/15/20, and U.S. Treasury Notes, 1.250% to
2.750%, due 01/31/18 to 02/15/24. The aggregate market value of the collateral, including accrued interest, was $255,443,581.

TD Securities (USA) LLC
100,000,000	0.340		09/07/16	100,000,000
Maturity Value: $100,006,611

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 01/01/45, U.S. Treasury Bill, 0.000%, due 09/22/16, U.S.
Treasury Bond, 3.000%, due 11/15/44 and U.S. Treasury
Notes, 1.625% to 2.000%, due 11/15/21 to 04/30/23. The
aggregate market value of the collateral, including accrued
interest, was $102,212,085.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Wells Fargo Bank N.A.
$200,000,000	0.340%		09/01/16	$200,000,000
Maturity Value: $200,001,889

Collateralized by Federal Home Loan Mortgage Corp., 3.000%, to
3.500%, due 04/01/43 to 07/01/45 and Federal National
Mortgage Association, 3.000% to 4.500%, due 04/01/26 to
05/01/40. The aggregate market value of the collateral,
including accrued interest, was $206,000,000.

500,000,000	0.340		09/01/16	500,000,000
Maturity Value: $500,004,722
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 09/01/45 to 10/01/45. The aggregate market value of the collateral, including accrued interest, was $515,000,000.
37,500,000	0.600	(e)	02/27/17	37,500,000
Maturity Value: $37,613,750
Settlement Date: 08/29/16
Collateralized by U.S. Treasury Bond, 6.250%, due 05/15/30 and U.S. Treasury Note, 1.375%, due 03/31/20. The aggregate market value of the collateral, including accrued interest, was $38,250,041.
25,000,000	0.580	(e)	03/02/17	25,000,000
Maturity Value: $25,073,708
Collateralized by U.S. Treasury Note, 1.375%, due 03/31/20. The market value of the collateral, including accrued interest, was $25,500,062.
121,500,000	0.580	(e)	03/03/17	121,500,000
Maturity Value: $121,860,180
Collateralized by U.S. Treasury Bond, 2.500%, due 02/15/46. The market value of the collateral, including accrued interest, was $123,930,042.

Wells Fargo Securities LLC
500,000,000	0.340		09/01/16	500,000,000
Maturity Value: $500,004,722

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 07/01/31 to 06/01/46 and Federal National
Mortgage Association, 2.500% to 3.500%, due 04/01/31 to
07/01/46. The aggregate market value of the collateral,
including accrued interest, was $515,000,003.

325,000,000	0.420	(e)	10/12/16	325,000,000
Maturity Value: $325,348,833
Settlement Date: 07/12/16
Collateralized by Federal National Mortgage Association, 3.000%, due 07/01/46. The market value of the collateral, including accrued interest, was $334,750,001.

TOTAL REPURCHASE AGREEMENTS				$40,319,600,000

TOTAL INVESTMENTS – 102.3%				$72,918,023,762

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%				(1,649,300,814)

NET ASSETS – 100.0%				$71,268,722,948

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2016. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 37-39.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2016, these securities amounted to $1,709,000,000 or approximately 2.4% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 0.5%
Gotham Funding Corp.
$30,000,000	0.408%		09/01/16	$30,000,000
LMA Americas LLC
25,000,000	0.408		09/01/16	25,000,000
Nieuw Amsterdam Receivables Corp.
30,000,000	0.407		09/01/16	30,000,000

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$85,000,000

Certificates of Deposit-Yankeedollar – 7.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
$600,000,000	0.420%		09/07/16	$600,000,000
Sumitomo Mitsui Trust Bank Ltd.
650,000,000	0.420		09/06/16	650,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$1,250,000,000

Fixed Rate Municipal Debt Obligations – 0.9%
City & County of San Francisco, California Public Utilities Commission, Series 2016-A2T
$25,042,000	0.550%		09/06/16	$25,042,000
District of Columbia Water & Sewer Authority CP Series C (Landesbank Hessen- Thueringen Girozentrale, LOC)
29,200,000	0.630		09/09/16	29,200,000
San Antonio, Texas Electric & Gas Systems CP Series 2016 B (State Street Bank & Trust Co., and Wells Fargo Bank N.A., LIQ)
50,000,000	0.570		09/06/16	50,000,000
San Antonio, Texas Electric & Gas Systems CP Series 2016 C (Bank of Tokyo Mitsubishi UFJ Ltd., LIQ)
55,000,000	0.610		09/09/16	55,000,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$159,242,000

Time Deposits – 40.3%
Australia & New Zealand Banking Group Ltd.
$600,000,000	0.430%		09/01/16	$600,000,000
Credit Agricole Corporate and Investment Bank
750,000,000	0.310		09/01/16	750,000,000
Credit Industriel et Commercial
600,000,000	0.340		09/01/16	600,000,000
DBS Bank Ltd.
250,000,000	0.430		09/02/16	250,000,000
150,000,000	0.430		09/06/16	150,000,000
DNB Bank ASA
700,000,000	0.300		09/01/16	700,000,000
National Bank of Kuwait
700,000,000	0.350		09/01/16	700,000,000
Natixis SA
700,000,000	0.310		09/01/16	700,000,000
Royal Bank of Canada
500,000,000	0.320		09/01/16	500,000,000

Time Deposits – (continued)
Skandinaviska Enskilda Banken AB
$277,000,000	0.300%		09/01/16	$277,000,000
Standard Chartered Bank
200,000,000	0.420		09/06/16	200,000,000
Svenska Handelsbanken AB
700,000,000	0.300		09/01/16	700,000,000
Swedbank AB
700,000,000	0.300		09/01/16	700,000,000

TOTAL TIME DEPOSITS				$6,827,000,000

U.S. Government Agency Obligations – 0.7%
Overseas Private Investment Corp. (USA)
$5,963,238	0.550	%(a)	09/07/16	$5,963,238
25,000,000	0.560	(a)	09/07/16	25,000,000
86,000,000	0.580	(a)	09/07/16	86,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$116,963,238

Variable Rate Municipal Debt Obligations(a) – 23.9%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Lakeside Village Apartments Series 2011 A (FHLMC, LIQ)
$36,660,000	0.600%		09/07/16	$36,660,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding Series 2007 D-2 RMKT (Bank of America N.A., LOC)
42,800,000	0.600		09/07/16	42,800,000
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
19,375,000	0.590		09/01/16	19,375,000
BlackRock MuniVest Fund II, Inc. VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(b)
13,950,000	0.590		09/01/16	13,950,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.590		09/01/16	29,110,000
Board of Regents of the University of Texas System VRDN RB Refunding for Permanent University Fund Series 2008 A
100,000,000	0.550		09/07/16	100,000,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Series 2006 C
117,000,000	0.600		09/07/16	117,000,000
California Health Facilities Financing Authority VRDN RB for Scripps Health Series 2012 B
56,250,000	0.600		09/07/16	56,250,000
California Municipal Finance Authority VRDN PCRB Refunding for Chevron USA, Inc. Series 2005 (GTY AGMT - Chevron Corp.)
19,600,000	0.530		09/01/16	19,599,805
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 A (GTY AGMT - Chevron Corp.)
50,000,000	0.530		09/01/16	49,999,501
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
67,000,000	0.610		09/07/16	67,000,000

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente Series 2003 B (GTY AGMT - Kaiser Permanente)
$39,100,000	0.610%	09/07/16	$39,100,000
City & County of San Francisco, California Airport Commission VRDN RB for San Francisco International Airport Series 2010 A-3 RMKT (Bank of America N.A., LOC)
57,370,000	0.620	09/07/16	57,370,000
City of Charlotte, North Carolina Water & Sewer System VRDN RB Series 2006 B (Wells Fargo Bank N.A., SPA)
60,000,000	0.550	09/07/16	60,000,000
City of Colorado Springs, Colorado Utilities System VRDN RB for Subordinate Lien Improvement Series 2005 A RMKT (Mizuho Bank, SPA)
48,915,000	0.610	09/07/16	48,915,000
City of Colorado Springs, Colorado Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
40,000,000	0.610	09/07/16	40,000,000
City of Gainesville, Florida Utilities System VRDN RB Refunding Series 2007 A (State Street Bank & Trust Co., SPA)
66,640,000	0.650	09/07/16	66,640,000
City of New York GO VRDN Series 2004 Subseries H-6 (Bank of America N.A., LOC)
23,000,000	0.620	09/07/16	23,000,000
City of New York GO VRDN Series 2008 Subseries L-5 RMKT (Bank of America N.A., SPA)
57,650,000	0.580	09/01/16	57,649,425
City of New York GO VRDN Series 2017 Subseries A-4 (Citibank N.A., LOC)
71,000,000	0.610	09/07/16	71,000,000
City of Norfolk Economic Development Authority Hospital Facilities VRDN RB Refunding for Sentara Healthcare Series 2016 B
24,830,000	0.630	09/07/16	24,830,000
City of Phoenix, Arizona IDA Health Care Facilities VRDN RB for Mayo Clinic Series 2014 A (Bank of America N.A., SPA) (GTY AGMT - Mayo Clinic)
15,350,000	0.580	09/01/16	15,349,847
City of Portland, Maine GO VRDN for Taxable Pension Bonds Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
58,500,000	0.620	09/07/16	58,500,000
City of Valdez, Alaska Marine Terminal VRDN RB Refunding for ExxonMobil Project Series 2001 (GTY AGMT - Exxon Mobil Corp.)
33,830,000	0.570	09/01/16	33,829,798
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)
16,080,000	0.600	09/07/16	16,080,000
County of Guilford, North Carolina GO VRDN Series 2005 B (Wells Fargo Bank N.A., SPA)
62,660,000	0.570	09/07/16	62,660,000
County of Lincoln, Wyoming VRDN PCRB Refunding for Exxon Mobil Project Series 2014 (GTY AGMT - Exxon Mobil Corp.)
15,000,000	0.570	09/01/16	14,999,910
45,450,000	0.590	09/01/16	45,449,728
County of Sublette, Wyoming VRDN PCRB Refunding for ExxonMobil Project Series 2014
40,300,000	0.570	09/01/16	40,299,759
County of Wake, North Carolina GO VRDN Series 2007 A (Mizuho Bank Ltd., SPA)
47,000,000	0.600	09/07/16	46,999,532

Variable Rate Municipal Debt Obligations(a) – (continued)
Delaware State Health Facilities Authority VRDN RB Refunding for Christiana Care Health Services, Inc. Series 2008 B RMKT
$8,300,000	0.580%	09/07/16	$8,300,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A
140,400,000	0.570	09/01/16	140,399,916
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 B
74,865,000	0.570	09/01/16	74,864,470
Eastern Municipal Water District VRDN RB Refunding for Water and Wastewater Series 2014 A (Wells Fargo Bank N.A., SPA)
44,995,000	0.620	09/07/16	44,995,000
Gulf Coast Waste Disposal Authority VRDN RB Refunding for ExxonMobil Project Series 1995
30,900,000	0.570	09/01/16	30,899,817
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 A-1 (JPMorgan Chase Bank N.A., SPA)
34,055,000	0.590	09/07/16	34,055,000
JEA Electric System Revenue
26,350,000	0.590	09/07/16	26,350,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 RMKT (Citibank N.A., SPA)
18,650,000	0.610	09/07/16	18,650,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C
29,100,000	0.620	09/07/16	29,100,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Refunding Series 2008 A-1 (JPMorgan Chase Bank N.A., SPA)
60,550,000	0.620	09/07/16	60,550,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Refunding Series 2008 A-2 (JPMorgan Chase Bank N.A., SPA)
64,920,000	0.640	09/07/16	64,920,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y
31,100,000	0.560	09/07/16	31,100,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Wells Fargo Bank N.A., SPA)
74,000,000	0.590	09/01/16	73,999,799
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-1 (U.S. Bank N.A., SPA)
41,900,000	0.570	09/01/16	41,899,749
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)
62,000,000	0.610	09/07/16	62,000,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-2 (Bank of Tokyo-Mitsubishi UFJ, LOC)
54,700,000	0.610	09/07/16	54,700,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-3 (Citibank N.A., LOC)
80,000,000	0.610	09/07/16	80,000,000
Metropolitan Water District of Southern California VRDN RB Floater Certificates Refunding Series 2016 E-68 (Royal Bank of Canada, LOC)(b)
25,000,000	0.600	09/07/16	25,000,000
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-3
4,900,000	0.610	09/07/16	4,900,000

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT - Chevron Corp.)
$168,710,000	0.580%	09/01/16	$168,709,384
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 D (GTY AGMT - Chevron Corp.)
10,200,000	0.580	09/01/16	10,199,939
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 G (GTY AGMT - Chevron Corp.)
68,300,000	0.600	09/01/16	68,300,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 J (GTY AGMT - Chevron Corp.)
15,700,000	0.580	09/01/16	15,699,906
Montgomery County, Tennessee IDB VRDN RB for Hankook Tire Manufacturing LP Project Series 2015 A (Kookmin Bank, LOC)
40,000,000	0.670	09/07/16	40,000,000
Municipal Electric Authority of Georgia VRDN RB for Project One Subordinated Series 2008 Subseries B (Bank of Tokyo-Mitsubishi UFJ, LOC)
15,315,000	0.570	09/07/16	15,314,694
Nassau County Interim Finance Authority, New York VRDN RB Series 2008 C RMKT (BMO Harris Bank N.A., SPA)
60,000,000	0.610	09/07/16	60,000,000
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2003 RMKT (U.S. Bank N.A., SPA)
18,965,000	0.600	09/07/16	18,965,000
New York City GO VRDN Series 2003 Subseries A-2 (Bank of America N.A. LOC)
29,000,000	0.620	09/07/16	29,000,000
New York City GO VRDN Series 2008 Subseries L-3 (Bank of America N.A., SPA)
17,900,000	0.580	09/01/16	17,899,821
New York City GO VRDN Series 2013 Subseries F-3 (Bank of America N.A., LIQ)
79,500,000	0.580	09/01/16	79,500,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Bruckner by the Bridge Series 2008 A RMKT (FHLMC, LIQ)
14,900,000	0.640	09/07/16	14,900,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-2 (Royal Bank of Canada, SPA)
34,000,000	0.600	09/07/16	34,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2014 Subseries AA-6 (Mizuho Bank, Ltd., SPA)
35,435,000	0.600	09/01/16	35,435,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2014 Subseries BB-3 (Sumitomo Mitsui Banking Corp., SPA)
42,350,000	0.610	09/07/16	42,350,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2000 C (Sumitomo Mitsui Banking Corp. SPA)
60,000,000	0.620	09/07/16	60,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2001 F-2 (JPMorgan Chase Bank N.A., SPA)
41,350,000	0.650	09/07/16	41,350,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking Corp., SPA)
18,300,000	0.600	09/07/16	18,300,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries-B-1B (Royal Bank of Canada, SPA)
33,000,000	0.600	09/07/16	33,000,000

Variable Rate Municipal Debt Obligations(a) – (continued)
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2000 A (JPMorgan Chase Bank N.A., SPA)
$30,000,000	0.650%	09/07/16	$30,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp., LOC)
50,000,000	0.620	09/07/16	50,000,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 A RMKT (FHLMC, LIQ)
18,400,000	0.630	09/07/16	18,400,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2008 B-3V (JPMorgan Chase Bank N.A., SPA)
30,000,000	0.650	09/07/16	30,000,000
Ohio State University VRDN RB Series 2001
12,480,000	0.600	09/07/16	12,479,876
Ohio Water Development Authority Water Pollution Control VRDN RB for Loan Fund Series 2016 A (BMO Harris Bank, N.A., LIQ)
60,000,000	0.650	09/07/16	60,000,000
Port of Port Arthur, Texas Navigation District VRDN RB Refunding for Texaco, Inc. Project Series 1994
28,500,000	0.580	09/01/16	28,500,000
Providence Health & Services Obligated Group VRDN RB Series 12-E (U.S. Bank N.A., SBPA)
51,000,000	0.600	09/07/16	51,000,000
Sacramento Municipal Utility District VRDN RB Refunding Series 2008 J (Bank of America N.A., LOC)
42,100,000	0.600	09/07/16	42,099,580
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 B-RMKT (Sumitomo Mitsui Banking Corp., SPA)
37,625,000	0.600	09/07/16	37,624,625
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2004 A-4 RMKT (Citibank N.A., LOC)
28,200,000	0.490	09/01/16	28,199,719
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2005 A Subseries A-2-1 RMKT (Sumitomo Mitsui Banking Corp., LOC)
70,150,000	0.620	09/07/16	70,150,000
State of California GO VRDN Refunding Series 2005 A Subseries A-1-2 RMKT (Royal Bank of Canada, LOC)
13,750,000	0.600	09/07/16	13,750,000
State of Ohio GO VRDN for Common Schools Series 2003 D RMKT
36,100,000	0.620	09/07/16	36,100,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen- Thueringen Girozentrale, SPA)
81,000,000	0.640	09/07/16	81,000,000
State of Texas GO VRDN Refunding for Veterans Bonds Series 2011 C (Landesbank Hessen-Thueringen Girozentrale, SPA)
37,000,000	0.620	09/07/16	37,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2008 B
48,000,000	0.640	09/07/16	48,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2012 B
16,050,000	0.630	09/07/16	16,050,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C
20,635,000	0.650	09/07/16	20,635,000

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
The Regents of the University of California Medical Center Pooled VRDN RB Series 2013 K
$31,300,000	0.520%		09/07/16	$31,300,000
The Regents of the University of Michigan VRDN RB Refunding General Series 2008 B RMKT (U.S. Bank N.A., SPA)
40,000,000	0.600		09/07/16	39,999,601
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-2 RMKT (Wells Fargo Bank N.A., LOC)
30,000,000	0.580		09/01/16	30,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-3 RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
42,900,000	0.640		09/07/16	42,900,000
University of Massachusetts Building Authority VRDN RB Senior Series 2011-1 (Wells Fargo Bank N.A., SPA)
18,900,000	0.570		09/07/16	18,899,623
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
32,650,000	0.590		09/01/16	32,650,000
University of Purdue VRDN RB for Student Facilities System Series 2004 A
15,650,000	0.630		09/07/16	15,650,000
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)
20,075,000	0.620		09/07/16	20,075,000
Washington Suburban Sanitary District GO VRDN for Montgomery and Prince George’s Counties, Maryland Series 2015 B-3 (State Street Bank & Trust Co., SPA)
15,000,000	0.620		09/07/16	15,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$4,041,487,824

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$12,479,693,062

Repurchase Agreements(c) – 26.4%
BNP Paribas
$384,300,000	0.540%		09/01/16	$384,300,000
Maturity Value: $384,305,765

Collateralized by various corporate security issuers, 3.880% to
12.000%, due 12/01/16 to perpetual maturity, various
mortgage-backed obligations, 1.974% to 6.224%, due 07/25/23
to 01/25/29 and various sovereign debt security issuers, 4.875%
to 10.125%, due 01/15/19 to 01/20/37. The aggregate market
value of the collateral, including accrued interest, was
$426,593,539.

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$190,000,000	0.720	%(a)	09/07/16	$190,000,000
Maturity Value: $190,524,400
Settlement Date: 04/28/16

Collateralized by various asset-backed obligations, 0.714% to
1.574%, due 06/25/35 to 10/25/47, various corporate security issuers, 3.545% to 9.625%, due 05/13/19 to 08/08/56, various mortgage-backed obligations, 3.124% to 7.474%, due 05/25/24
to 01/25/29, a municipal debt obligation, 1.180%, due 09/15/27 and various sovereign debt security issuers, 5.500% to
10.125%, due 07/12/20 to 05/15/27. The aggregate market
value of the collateral, including accrued interest, was
$217,668,318.

Citibank, N.A.
500,000,000	0.340		09/07/16	500,000,000
Maturity Value: $500,033,056

Collateralized by Federal Home Loan Mortgage Corp., 0.000% to
46.820%, due 04/15/19 to 10/25/48, Federal National Mortgage
Association, 0.924% to 11.500%, due 12/25/16 to 01/25/44,
Government National Mortgage Association, 1.027% to
7.750%, due 06/17/20 to 09/16/44, U.S. Treasury Bills,
0.000%, due 09/15/16 to 11/17/16, U.S. Treasury Bonds,
6.250% to 8.750%, due 05/15/20 to 02/15/27, U.S. Treasury
Floating Rate Note, 0.412%, due 07/31/17, U.S. Treasury
Inflation-Indexed Bonds, 0.750% to 3.375%, due 04/15/32 to
02/15/42, U.S. Treasury Inflation-Indexed Notes, 0.125% to
1.125%, due 04/15/20 to 01/15/23 and U.S. Treasury Notes,
0.875% to 2.750%, due 05/31/17 to 11/15/24. The aggregate
market value of the collateral, including accrued interest, was
$510,514,388.

Federal Reserve Bank of New York
1,000,000,000	0.250		09/01/16	1,000,000,000
Maturity Value: $1,000,006,944
Collateralized by U.S. Treasury Note, 3.125%, due 05/15/21. The market value of the collateral, including accrued interest, was $1,000,006,973.

HSBC Bank PLC
625,000,000	0.450		09/01/16	625,000,000
Maturity Value: $625,007,813

Collateralized by various equity securities, various Exchange-
Traded Funds and U.S. Treasury Notes, 0.125% to 1.750%, due
04/15/18 to 07/15/24. The aggregate market value of the
collateral, including accrued interest, was $659,297,454.

ING Financial Markets LLC
225,000,000	0.400		09/01/16	225,000,000
Maturity Value: $225,002,500
Collateralized by various corporate security issuers, 1.250% to 6.800%, due 09/14/16 to 05/15/64. The aggregate market value of the collateral, including accrued interest, was $236,250,977.

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Joint Repurchase Agreement Account III
$400,000,000	0.335%	09/01/16	$400,000,000
Maturity Value: $400,003,725

Societe Generale
295,000,000	0.460	09/01/16	295,000,000
Maturity Value: $295,003,769

Collateralized by various corporate security issuers, 1.442% to
11.000%, due 01/23/17 to perpetual maturity and various
sovereign debt security issuers, 3.625% to 7.000%, due
01/17/17 to 09/21/25. The aggregate market value of the
collateral, including accrued interest, was $320,340,171.

550,000,000	0.560	09/01/16	550,000,000
Maturity Value: $550,008,556

Collateralized by various corporate security issuers, 1.307% to
11.000%, due 11/29/16 to perpetual maturity and various
sovereign debt security issuers, 3.700% to 12.250%, due
01/17/17 to 03/01/41. The aggregate market value of the
collateral, including accrued interest, was $601,886,589.

Wells Fargo Securities LLC
300,000,000	0.550	09/07/16	300,000,000
Maturity Value: $300,032,083
Collateralized by various corporate security issuers, 3.875% to 10.750%, due 09/15/16 to 02/15/26. The aggregate market value of the collateral, including accrued interest, was $330,000,321.

TOTAL REPURCHASE AGREEMENTS			$4,469,300,000

TOTAL INVESTMENTS – 100.1%			$16,948,993,062

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(20,514,237)

NET ASSETS – 100.0%			$16,928,478,825

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At August 31, 2016, these securities amounted to $58,325,000 or approximately 0.3% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2016. Additional information on Joint Repurchase Agreement Account III appears on pages 38-39.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 1.0%
Gotham Funding Corp.
$22,921,000	0.408%		09/01/16	$22,921,000
Matchpoint Finance PLC
43,000,000	0.459		09/01/16	43,000,000
SSM Health Care Corp.
25,000,000	0.612		09/09/16	24,996,667

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$90,917,667

Certificates of Deposit-Yankeedollar – 7.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
$350,000,000	0.420%		09/07/16	$350,000,000
Sumitomo Mitsui Trust Bank Ltd.
350,000,000	0.420		09/06/16	350,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$700,000,000

Fixed Rate Municipal Debt Obligations – 1.0%
City & County of San Francisco, California Public Utilities Commission, Series 2016-A2T
$15,000,000	0.550%		09/06/16	$15,000,000
San Antonio, Texas Electric & Gas Systems CP Series 2016 B (State Street Bank & Trust Co., and Wells Fargo Bank N.A., LIQ)
24,000,000	0.570		09/01/16	24,000,000
25,000,000	0.570		09/06/16	25,000,000
San Antonio, Texas Electric & Gas Systems CP Series 2016 C (Bank of Tokyo Mitsubishi UFJ Ltd., LIQ)
25,000,000	0.610		09/09/16	25,000,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$89,000,000

Time Deposits – 35.2%
Australia and New Zealand Banking Group Ltd.
$300,000,000	0.430%		09/01/16	$300,000,000
Credit Agricole Corporate and Investment Bank
400,000,000	0.310		09/01/16	400,000,000
DBS Bank Ltd.
150,000,000	0.430		09/02/16	150,000,000
100,000,000	0.430		09/06/16	100,000,000
DNB Bank ASA
300,000,000	0.300		09/01/16	300,000,000
National Bank of Kuwait
400,000,000	0.350		09/01/16	400,000,000
Natixis
400,000,000	0.310		09/01/16	400,000,000
Skandinaviska Enskilda Banken AB
433,400,000	0.300		09/01/16	433,400,000
Svenska Handelsbanken AB
400,000,000	0.300		09/01/16	400,000,000

Time Deposits – (continued)
Swedbank AB
$400,000,000	0.300%		09/01/16	$400,000,000

TOTAL TIME DEPOSITS				$3,283,400,000

U.S. Government Agency Obligations – 4.2%
Overseas Private Investment Corp. (USA)
$9,108,523	0.550	%(a)	09/07/16	$9,108,523
257,992,378	0.560	(a)	09/07/16	257,992,378
122,000,000	0.580	(a)	09/07/16	122,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$389,100,901

Variable Rate Municipal Debt Obligations(a) – 28.9%
Alaska Housing Finance Corp. VRDN RB for Governmental Purpose Series 2001 B RMKT
$31,000,000	0.600%		09/07/16	$31,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2001 A RMKT
48,675,000	0.560		09/07/16	48,674,029
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding Series 2007 B-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)
41,775,000	0.550		09/07/16	41,775,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding Series 2007 D-2 RMKT (Bank of America N.A., LOC)
47,795,000	0.600		09/07/16	47,794,772
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)(b)
35,500,000	0.590		09/01/16	35,500,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.590		09/01/16	30,000,000
Board of Regents of the University of Texas System VRDN RB Refunding for Permanent University Fund Series 2008 A
66,620,000	0.550		09/07/16	66,620,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Series 2006 C
147,800,000	0.600		09/07/16	147,800,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 A (GTY AGMT - Chevron Corp.)
24,385,000	0.530		09/01/16	24,384,757
California Statewide Communities Development Authority VRDN PCRB Refunding for Chevron USA, Inc. Project Series 2002 (GTY AGMT - Chevron Corp.)
13,215,000	0.530		09/01/16	13,214,869
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
33,000,000	0.610		09/07/16	33,000,000
City & County of San Francisco, California, Airport Commission VRDN RB for San Francisco International Airport Refunding Second Series 2010 A-2 RMKT (Bank of America N.A., LOC)
25,000,000	0.620		09/07/16	25,000,000

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
$35,075,000	0.610%	09/07/16	$35,075,000
City of Charlotte, North Carolina VRDN RB for Uptown Revitalization Project Series 2004 (Wells Fargo Bank N.A., SPA)
435,000	0.600	09/07/16	435,000
City of Charlotte, North Carolina Water & Sewer System VRDN RB Series 2006 B (Wells Fargo Bank N.A., SPA)
35,140,000	0.550	09/07/16	35,140,000
City of Colorado Springs, Colorado Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
20,000,000	0.610	09/07/16	20,000,000
City of Columbia, South Carolina Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking Corp., LOC)
20,000,000	0.590	09/07/16	20,000,000
City of Gainesville, Florida Utilities System VRDN RB Refunding Series 2007 A (State Street Bank & Trust Co., SPA)
33,000,000	0.650	09/07/16	33,000,000
City of Gainesville, Florida Utilities System VRDN RB Refunding Series 2012 B RMKT (Sumitomo Mitsui Banking Corp., LOC)
22,970,000	0.650	09/07/16	22,970,000
City of Omaha, Nebraska Parking Facilities Corp. VRDN RB Putters Series 2013-SGT06 (Societe Generale, LIQ)(b)
18,805,000	0.590	09/01/16	18,805,000
City of Portland, Maine GO VRDN for Taxable Pension Boards Series 2001 RMKT (Sumitomo Mitsui Banking Corp., SPA)
19,700,000	0.620	09/07/16	19,700,000
City of Raleigh, North Carolina Combined Enterprise System VRDN RB Series 2008 B RMKT (Bank of America N.A., SPA)
15,240,000	0.630	09/07/16	15,240,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 D (Wells Fargo Bank N.A., LIQ)
8,300,000	0.590	09/07/16	8,300,000
Commonwealth of Massachusetts (The) GO VRDN for Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000 Series 2000 B RMKT (Bank of America N.A, SPA)
44,590,000	0.580	09/01/16	44,589,555
County of Lincoln, Wyoming VRDN PCRB Refunding for Exxon Mobil Project Series 2014 (GTY AGMT - Exxon Mobil Corp.)
45,700,000	0.570	09/01/16	45,699,659
County of Union, North Carolina Enterprise System VRDN RB Series 2009 (U.S. Bank N.A., LOC)
16,400,000	0.570	09/07/16	16,400,000
County of Wake, North Carolina GO VRDN Series 2007 B (Mizuho Bank, Ltd., SPA)
41,500,000	0.600	09/07/16	41,499,587
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)
13,500,000	0.580	09/07/16	13,500,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A
102,700,000	0.570	09/01/16	102,699,685
Harris County, Texas Industrial Development Corp. VRDN PCRB for Exxon Project Series 1984
19,100,000	0.570	09/01/16	19,099,886

Variable Rate Municipal Debt Obligations(a) – (continued)
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-3 RMKT (JPMorgan Chase Bank N.A., SPA)
$1,200,000	0.590%	09/07/16	$1,200,000
Indiana Finance Authority Health System VRDN RB for Sisters of Saint Francis Health Services, Inc. Obligated Group Series 2008 H (JPMorgan Chase Bank N.A., LOC)
25,000,000	0.650	09/07/16	25,000,000
Indiana Finance Authority Health System VRDN RB For Sisters of St. Francis Health Services, Inc., Series 2008 B (JPMorgan Chase Bank N.A., LOC)
23,495,000	0.570	09/07/16	23,494,531
Los Angeles Department of Water & Power VRDN RB Refunding Series 2001 Subseries B-7 (Bank of Montreal, SPA)
52,900,000	0.570	09/07/16	52,900,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 RMKT (Citibank N.A., SPA)
17,000,000	0.610	09/07/16	17,000,000
Lower Neches Valley Authority, Texas Industrial Development Corp., VRDN RB for Mobile Oil Refining Corp. Project Series 1999
15,500,000	0.590	09/01/16	15,499,907
Maryland Economic Development Corp. VRDN RB for Howard Hughes Medical Institute Project Series 2008 A
18,645,000	0.600	09/07/16	18,645,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Refunding Series 2008 A-1 (JPMorgan Chase Bank, SPA)
29,985,000	0.620	09/07/16	29,985,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Refunding Series 2008 A-2 (JPMorgan Chase Bank, SPA)
41,825,000	0.640	09/07/16	41,825,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y
34,680,000	0.560	09/07/16	34,680,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-1 (U.S. Bank N.A., SPA)
25,050,000	0.570	09/01/16	25,049,750
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)
32,700,000	0.610	09/07/16	32,700,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-3 (Citibank N.A., LOC)
45,500,000	0.610	09/07/16	45,500,000
Metropolitan Water District of Southern California VRDN RB Floater Certificates Refunding Series 2016 E-68 (Royal Bank of Canada, LOC)(b)
10,000,000	0.600	09/07/16	10,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT - Chevron Corp.)
45,000,000	0.580	09/01/16	45,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 G (GTY AGMT - Chevron Corp.)
45,000,000	0.600	09/01/16	45,000,000
Montgomery County, Tennessee IDB VRDN RB for Hankook Tire Manufacturing LP Project Series 2016 A (Kookmin Bank, LOC)(b)
26,650,000	0.670	09/07/16	26,650,000
Murray City, Utah Hospital VRDN RB for IHC Health Services Series 2005 D (Wells Fargo Bank N.A., SPA)
20,300,000	0.580	09/01/16	20,300,000

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
Nassau County Interim Finance Authority, New York VRDN RB Series 2008 C RMKT (BMO Harris Bank N.A., SPA)
$56,700,000	0.610%	09/07/16	$56,700,000
New York City GO VRDN Series 2003 Subseries A-2 (Bank of America N.A. LOC)
20,000,000	0.620	09/07/16	20,000,000
New York City GO VRDN Series 2005 Subseries E-2 (Bank of America N.A., LOC)
20,615,000	0.580	09/01/16	20,614,794
New York City GO VRDN Series 2006 Subseries I-7 (Bank of America N.A., LOC)
25,000,000	0.620	09/07/16	25,000,000
New York City GO VRDN Series 2008 Subseries L-3 (Bank of America N.A., SPA)
21,600,000	0.580	09/01/16	21,599,871
New York City GO VRDN Series 2013 Subseries F-3 (Bank of America N.A., LIQ)
45,000,000	0.580	09/01/16	45,000,000
New York City GO VRDN Series 2017 Subseries A-5 (Landesbank Hessen- Thueringen Girozentrale, SPA)
37,000,000	0.590	09/01/16	37,000,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for 245 East 124th Street Series 2008 (FHLMC, LIQ) (FNMA, LOC)
16,100,000	0.640	09/07/16	16,100,000
New York City Housing Development Corp. Multi-Family Mortgage VRDN RB for Elliot Chelsea Development Series 2010 A (FHLMC, LIQ)
23,825,000	0.610	09/07/16	23,825,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-2 (Royal Bank of Canada, SPA)
14,800,000	0.600	09/07/16	14,800,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-1 (Bank of America N.A., SPA)
10,500,000	0.580	09/01/16	10,499,895
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2000 C (Sumitomo Mitsui Banking Corp. SPA)
30,000,000	0.620	09/07/16	30,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 BB-2 (Bank of America N.A., SPA)
12,540,000	0.580	09/01/16	12,539,925
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries-B-1B (Royal Bank of Canada. SPA)
17,000,000	0.600	09/07/16	17,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2000 A (JPMorgan Chase Bank N.A., SPA)
14,400,000	0.650	09/07/16	14,400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp., LOC)
24,850,000	0.620	09/07/16	24,850,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Series 2002 Subseries C-4 (Landesbank Hessen, SPA)
31,400,000	0.580	09/01/16	31,399,812
New York City Transitional Finance Authority VRDN RB Refunding Recovery Series 2002-3 Subseries 3G (Bank of NY Mellon, SPA)
32,815,000	0.630	09/07/16	32,815,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2005 A2 Convertible (JPMorgan Chase Bank N.A., SPA)
14,500,000	0.590	09/07/16	14,500,000
New York State Housing Finance Agency VRDN RB for 42nd & 10th Housing Series 2010 A RMKT (FHLMC, LIQ) (FHLMC, LOC)
23,310,000	0.570	09/07/16	23,309,535

Variable Rate Municipal Debt Obligations(a) – (continued)
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA,LIQ) (FNMA, LOC)
$35,775,000	0.630%	09/07/16	$35,775,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
21,900,000	0.630	09/07/16	21,900,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2008 B-3V (JPMorgan Chase Bank N.A., SPA)
19,345,000	0.650	09/07/16	19,345,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2008 B-7V (JPMorgan Chase Bank N.A., SPA)
17,000,000	0.650	09/07/16	17,000,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Wake Forest University Series 2004 A
19,020,000	0.630	09/07/16	19,020,000
Nuveen Enhanced Municipal Credit Opportunities Fund VRDP Series 2010-2 (JPMorgan Chase Bank N.A., LIQ)(b)
17,400,000	0.690	09/07/16	17,400,000
Ohio State University VRDN RB Refunding Series 2010 E
31,415,000	0.620	09/07/16	31,414,687
Ohio Water Development Authority Water Pollution Control VRDN RB for Loan Fund Series 2016 A (BMO Harris Bank, N.A., LIQ)
30,000,000	0.650	09/07/16	30,000,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 C-4 RMKT
38,225,000	0.610	09/07/16	38,225,000
Providence Health & Services Obligated Group VRDN RB Series 12-E (U.S. Bank N.A., SBPA)
46,100,000	0.600	09/07/16	46,100,000
State of California GO VRDN Floating Series 2003 B-3-RMKT (Bank of America N.A., LOC)
23,700,000	0.630	09/07/16	23,700,000
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2004 A-4 RMKT (Citibank N.A., LOC)
45,000,000	0.490	09/01/16	44,999,551
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2005 A Subseries A-2-1 RMKT (Sumitomo Mitsui Banking Corp., LOC)
43,000,000	0.620	09/07/16	43,000,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen- Thueringen Girozentrale, SPA)
34,000,000	0.640	09/07/16	34,000,000
Sublette County, Wyoming Pollution Control Revenue VRDN RB Refunding for Exxon Mobile Project Series 2014
22,500,000	0.590	09/01/16	22,499,865
Tarrant County, Texas Cultural Education Facilities Finance Corp., VRDN RB Refunding for Methodists Hospital of Dallas Project Series 2008 B RMKT (JP Morgan Chase Bank N.A., LOC)
34,635,000	0.620	09/07/16	34,635,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2
17,500,000	0.560	09/07/16	17,500,000
The Regents of the University of Michigan VRDN RB Refunding Series 2008 B RMKT (U.S. Bank N.A., SPA)
20,000,000	0.600	09/07/16	19,999,801

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 B RMKT (State Street Bank & Trust Co., LOC)
$30,000,000	0.600%	09/07/16	$30,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
39,035,000	0.620	09/01/16	39,035,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-2 RMKT (Wells Fargo Bank N.A., LOC)
23,685,000	0.580	09/01/16	23,685,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2001 A RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
22,760,000	0.590	09/01/16	22,760,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$2,691,293,723

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$7,243,712,291

Repurchase Agreements(c) – 22.3%
Citibank, N.A.
$100,000,000	0.340%	09/07/16	$100,000,000
Maturity Value: $100,006,611

Collateralized by Federal Home Loan Mortgage Corp., 1.750% to
5.874%, due 05/25/22 to 10/15/41, Federal National Mortgage
Association, 6.000% to 10.000%, due 06/17/27 to 07/25/37,
Government National Mortgage Association, 0.912%, due
09/20/42, U.S. Treasury Bonds, 6.250% to 6.625%, due
08/15/23 to 02/15/27, U.S. Treasury Inflation-Indexed Note,
0.250%, due 01/15/25 and U.S. Treasury Notes, 1.125% to
2.250%, due 11/30/19 to 11/15/24. The aggregate market value of the collateral, including accrued interest, was $102,063,556.

HSBC Bank PLC
375,000,000	0.450	09/01/16	375,000,000
Maturity Value: $375,004,688

Collateralized by various equity securities, an Exchange-Traded
Fund and U.S. Treasury Notes, 0.125% to 2.250%, due
04/15/17 to 11/15/25. The aggregate market value of the
collateral, including accrued interest, was $393,081,390.

Joint Repurchase Agreement Account I
100,000,000	0.316	09/01/16	100,000,000
Maturity Value: $100,000,877

Joint Repurchase Agreement Account III
200,000,000	0.335	09/01/16	200,000,000
Maturity Value: $200,001,863

Merrill Lynch, Pierce, Fenner & Smith, Inc.
230,000,000	0.850 (a)	09/06/16	230,000,000
Maturity Value: $234,279,276
Settlement Date: 07/11/14
Collateralized by various Exchange-Traded Funds. The aggregate market value of the collateral, including accrued interest, was $248,400,023.

Repurchase Agreements(c) – (continued)
MUFG Securities Americas, Inc.
$200,000,000	0.320%	09/01/16	$200,000,000
Maturity Value: $200,001,778

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
5.00%, due 08/21/26 to 08/01/46, Federal National Mortgage
Association, 3.500% to 4.500%, due 02/01/32 to 05/01/45,
Government National Mortgage Association, 3.000% to
4.500%, due 06/20/31 to 08/20/46, U.S. Treasury Bond,
3.750%, due 08/15/41 and U.S. Treasury Note 1.750%, due
09/30/22. The aggregate market value of the collateral,
including accrued interest, was $205,999,941.

Societe Generale
155,000,000	0.460	09/01/16	155,000,000
Maturity Value: $155,001,981

Collateralized by various corporate security issuers, 1.307% to
11.000%, due 02/15/17 to perpetual maturity and a sovereign
debt security issuer, 6.375%, due 10/23/34. The aggregate
market value of the collateral, including accrued interest, was
$167,066,912.

300,000,000	0.560	09/01/16	300,000,000
Maturity Value: $300,004,667

Collateralized by various corporate security issuers, 3.750% to
9.750%, due 10/15/17 to perpetual maturity and various
sovereign debt security issuers, 3.700% to 10.125%, due
01/17/17 to 03/01/41. The aggregate market value of the
collateral, including accrued interest, was $328,012,345.

TD Securities (USA) LLC
100,000,000	0.340	09/07/16	100,000,000
Maturity Value: $100,006,611

Collateralized by Federal National Mortgage Association,
4.000%, due 05/01/44, Government National Mortgage
Association, 4.000%, due 05/20/45, U.S. Treasury Bill,
0.000%, due 09/22/16 and U.S. Treasury Notes, 0.875% to
2.125%, due 12/31/16 to 09/30/21. The aggregate market value of the collateral, including accrued interest, was $102,566,552.

Wells Fargo Bank, N.A.
200,000,000	0.340	09/01/16	200,000,000
Maturity Value: $200,001,889
Collateralized by Federal National Mortgage Association, 3.000%, due 05/01/42 to 11/01/42. The aggregate market value of the collateral, including accrued interest, was $206,000,001.

Wells Fargo Securities LLC
125,000,000	0.550	09/07/16	125,000,000
Maturity Value: $125,013,368
Collateralized by various corporate security issuers, 3.500% to 12.000%, due 05/15/17 to 11/01/26. The aggregate market value of the collateral, including accrued interest, was $137,500,483.

TOTAL REPURCHASE AGREEMENTS			$2,085,000,000

TOTAL INVESTMENTS – 100.1%			$9,328,712,291

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(5,526,525)

NET ASSETS – 100.0%			$9,323,185,766

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At August 31, 2016, these securities amounted to $108,355,000 or approximately 1.2% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2016. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 37-39.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	— Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 97.9%
Arizona – 3.2%
Arizona State University VRDN RB Refunding Series 2008 A RMKT
$400,000	0.560%	09/07/16	$400,000

California – 16.1%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Lakeside Village Apartments Series 2011 A (FHLMC, LIQ)
140,000	0.600	09/07/16	140,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1997 L-5
100,000	0.620	09/07/16	100,000
California Health Facilities Financing Authority VRDN RB for City of Hope Series 2012 C
140,000	0.560	09/07/16	140,000
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente Series 2003 D (Kaiser Permanente, LIQ)
140,000	0.600	09/07/16	140,000
East Bay Municipal Utility District VRDN RB Water System Refunding Series 2008 Subseries A-1 RMKT (Wells Fargo Bank N.A., SPA)
400,000	0.560	09/07/16	400,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Project Series 1998 C (FNMA) (FNMA, LIQ)
200,000	0.600	09/07/16	200,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
300,000	0.570	09/07/16	300,000
State of California GO VRDN Refunding for Kindergarten- University Public Education Facilities Series 2004 B-2 RMKT (Citibank N.A., LOC)
300,000	0.550	09/01/16	300,000
State of California GO VRDN Refunding for Kindergarten- University Public Education Facilities Series 2005 A Subseries A-2-1 RMKT (Sumitomo Mitsui Banking Corp., LOC)
300,000	0.620	09/07/16	300,000

			2,020,000

Colorado – 1.9%
City of Colorado Springs Utilities System VRDN RB Series 2010 C (JPMorgan Chase Bank N.A., SPA)
245,000	0.550	09/07/16	245,000

Connecticut – 2.4%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)
300,000	0.600	09/07/16	300,000

Delaware – 1.1%
University of Delaware VRDN RB Refunding Series 2005 (TD Bank N.A., SPA)
140,000	0.640	09/01/16	140,000

Municipal Debt Obligations – (continued)
Florida – 4.0%
City of Gainesville Utilities System VRDN RB Refunding Series 2007 A (State Street Bank & Trust Co., SPA)
$360,000	0.650%	09/07/16	$360,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 RMKT (State Street Bank & Trust Co., SPA)
140,000	0.610	09/07/16	140,000

			500,000

Georgia – 1.1%
Private Colleges & Universities Authority CP for Emory University Series 2016
140,000	0.500	10/03/16	140,000

Illinois – 0.8%
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-3 RMKT (JPMorgan Chase Bank N.A., SPA)
100,000	0.590	09/07/16	100,000

Louisiana – 1.6%
East Baton Rouge Parish VRDN PCRB Refunding for ExxonMobil Project Series 1993
200,000	0.570	09/01/16	200,000

Massachusetts – 13.1%
Commonwealth of Massachusetts (The) GO VRDN Consolidated Loan Refunding Series 2006 A RMKT (Wells Fargo Bank N.A., SPA)
200,000	0.580	09/01/16	200,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
400,000	0.600	09/01/16	400,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Partners Healthcare System Series 2003 D-6
205,000	0.580	09/01/16	205,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-1 (U.S. Bank N.A., SPA)
400,000	0.570	09/01/16	400,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)
140,000	0.590	09/07/16	140,000
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 RMKT (Barclays Bank PLC, SPA)
300,000	0.650	09/07/16	300,000

			1,645,000

Michigan – 3.2%
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-3
400,000	0.610	09/07/16	400,000

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Mississippi – 4.0%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 K (GTY AGMT - Chevron Corp.)
$300,000	0.620%	09/01/16	$300,000
Mississippi Development Bank Special Obligation VRDN RB for Jackson County Industrial Water System Series 2009 (GTY AGMT - Chevron Corp.)
200,000	0.600	09/01/16	200,000

			500,000

Missouri – 1.6%
Missouri Development Finance Board Cultural Facilities VRDN RB Refunding for Nelson Gallery Foundation Series 2008 A RMKT (Northern Trust Co., SPA)
200,000	0.580	09/01/16	200,000

New York – 12.8%
County of Nassau IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
400,000	0.580	09/01/16	400,000
New York City GO VRDN Series 2006 Subseries H-2 RMKT (JPMorgan Chase Bank N.A., SPA)
200,000	0.590	09/01/16	200,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Subordinate Series 2015 Subseries A-4 (Mizuho Bank, Ltd., SPA)
140,000	0.600	09/01/16	140,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ) (FNMA, LOC)
100,000	0.650	09/07/16	100,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)
325,000	0.650	09/07/16	325,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2003 4V RMKT (Bank of America N.A., SPA)
140,000	0.660	09/07/16	140,000
New York State Power Authority CP Series 2016-2 (JPMorgan Chase Bank N.A., TD Bank N.A., State Street Bank & Trust Co., and Wells Fargo Bank N.A., LOC)
300,000	0.470	09/08/16	300,000

			1,605,000

North Carolina – 6.5%
City of Raleigh VRDN COPS for Downtown Improvement Project Series 2004 A (Wells Fargo Bank N.A. SPA)
140,000	0.570	09/07/16	140,000
North Carolina Educational Facilities Finance Agency VRDN RB for Duke University Project Series 1991 B
140,000	0.530	09/07/16	140,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 B
140,000	0.600	09/07/16	140,000

Municipal Debt Obligations – (continued)
North Carolina – (continued)
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
$400,000	0.590%	09/01/16	$400,000

			820,000

Ohio – 6.7%
City of Columbus GO VRDN for Sanitation Sewer System Series 2006-1
245,000	0.540	09/07/16	245,000
Ohio State University (The) VRDN RB Series 2014 B-1
300,000	0.600	09/07/16	300,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2003 D
300,000	0.620	09/07/16	300,000

			845,000

Oregon – 2.7%
State of Oregon GO VRDN for Veterans’ Welfare Series 2006 86 RMKT (U.S. Bank N.A., SPA)
200,000	0.580	09/01/16	200,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2007 87C RMKT (U.S. Bank N.A., SPA)
140,000	0.580	09/01/16	140,000

			340,000

Pennsylvania – 2.4%
Philadelphia Hospitals & Higher Education Facilities Authority VRDN RB Refunding for Children’s Hospital of Philadelphia Project Series 2002 B RMKT (Wells Fargo Bank N.A., SPA)
300,000	0.590	09/01/16	300,000

Texas – 7.7%
Harris County Cultural Education Facilities Finance Corp. RB CP Refunding for Methodist Hospital System Series 2016 2009C-2
125,000	0.550	09/13/16	125,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 Subseries C-1 RMKT
200,000	0.600	09/01/16	200,000
Harris County Health Facilities Development Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 A-1
200,000	0.600	09/01/16	200,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2010 (GTY AGMT - Exxon Mobil Corp.)
140,000	0.580	09/01/16	140,000
San Antonio Electric & Gas Systems CP Series 2016 A (JPMorgan Chase Bank N.A., LOC)
300,000	0.470	09/02/16	300,000

			965,000

Utah – 3.2%
City of Murray Hospital VRDN RB for IHC Health Services, Inc. Series 2003 D
400,000	0.580	09/01/16	400,000

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Washington – 1.8%
County of King Multi-Modal Limited Tax GO VRDN Series 2010 B (State Street Bank & Trust Co., SPA)
$230,000	0.600%	09/07/16	$230,000

TOTAL INVESTMENTS – 97.9%			$12,295,000

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			260,304

NET ASSETS – 100.0%			$12,555,304

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
COPS	—Certificates of Participation
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 101.2%
United States Treasury Bills
$38,396,000	0.234%		09/01/16	$38,396,000
579,700,000	0.244		09/01/16	579,700,000
150,000,000	0.183		09/08/16	149,994,750
453,700,000	0.193		09/08/16	453,683,239
158,500,000	0.198		09/08/16	158,493,991
63,500,000	0.204		09/08/16	63,497,531
380,000,000	0.214		09/08/16	379,984,483
127,500,000	0.219		09/08/16	127,494,670
500,000,000	0.234		09/08/16	499,977,639
244,000,000	0.239		09/08/16	243,988,850
180,300,000	0.244		09/08/16	180,291,586
40,000,000	0.249		09/08/16	39,998,094
1,064,100,000	0.255		09/08/16	1,064,048,273
125,000,000	0.260		09/08/16	124,993,802
127,600,000	0.265		09/08/16	127,593,549
459,300,000	0.270		09/08/16	459,276,333
269,600,000	0.275		09/08/16	269,585,846
28,250,000	0.280		09/08/16	28,248,489
189,900,000	0.219		09/15/16	189,884,122
18,300,000	0.244		09/15/16	18,298,292
10,000,000	0.270		09/15/16	9,998,969
8,805,400,000	0.280		09/15/16	8,804,458,311
38,000,000	0.255		09/22/16	37,994,458
5,002,200,000	0.280		09/22/16	5,001,397,564
750,000,000	0.260	(a)	09/29/16	749,851,250
584,850,000	0.347		12/29/16	584,192,694
32,350,000	0.403		02/02/17	32,295,337
25,000,000	0.428		02/02/17	24,955,083
1,583,400,000	0.449		02/09/17	1,580,284,227
23,000,000	0.439		02/16/17	22,953,847
76,100,000	0.459		02/16/17	75,940,190
196,350,000	0.454		02/23/17	195,925,257
57,500,000	0.459		02/23/17	57,374,219
United States Treasury Floating Rate Notes
6,338,500,000	0.388	(b)	10/31/16	6,338,489,097
6,462,477,000	0.419	(b)	01/31/17	6,463,256,434
3,376,150,000	0.409	(b)	04/30/17	3,376,625,064
2,357,405,000	0.412	(b)	07/31/17	2,357,433,897
190,000,000	0.503	(b)	10/31/17	189,990,819
127,500,000	0.525	(b)	04/30/18	127,504,231
United States Treasury Notes
1,016,350,000	0.875		09/15/16	1,016,493,302
553,750,000	0.500		09/30/16	553,760,931
179,150,000	1.000		09/30/16	179,214,903
1,402,600,000	3.000		09/30/16	1,405,431,286
34,700,000	0.375		10/31/16	34,696,681
756,000,000	1.000		10/31/16	756,656,962
853,800,000	3.125		10/31/16	857,574,371
330,000,000	4.625		11/15/16	332,722,607
589,000,000	7.500		11/15/16	597,235,028
103,700,000	0.875		11/30/16	103,803,557
380,900,000	2.750		11/30/16	383,082,412
389,100,000	0.625		12/15/16	389,350,767
11,200,000	0.625		12/31/16	11,207,737
152,500,000	3.125		01/31/17	154,138,557
461,000,000	4.625		02/15/17	469,749,285

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$697,050,000	0.875%		02/28/17	$698,382,531
50,650,000	3.000		02/28/17	51,286,233
235,450,000	0.750		03/15/17	235,675,847
603,500,000	3.250		03/31/17	613,072,804
60,000,000	3.125		04/30/17	60,942,288
287,000,000	0.875		05/15/17	287,560,361
208,500,000	4.500		05/15/17	214,185,080
414,000,000	8.750		05/15/17	437,757,877
183,900,000	0.625		05/31/17	183,929,532
708,000,000	2.750		05/31/17	719,518,190
63,000,000	0.875		06/15/17	63,154,468
326,400,000	0.625		06/30/17	326,493,943
165,200,000	0.750		06/30/17	165,435,891
645,900,000	2.500		06/30/17	656,137,056
181,100,000	0.875		07/15/17	181,538,073
255,700,000	2.375		07/31/17	259,811,212
107,550,000	0.875		08/15/17	107,785,885
306,630,000	4.750		08/15/17	318,618,848
30,500,000	0.625		08/31/17	30,489,336

TOTAL INVESTMENTS – 101.2%				$54,085,244,328

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%				(662,789,296)

NET ASSETS – 100.0%				$53,422,455,032

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 32.3%
United States Treasury Bills
$238,350,000	0.347%		12/29/16	$238,082,121
20,250,000	0.403		02/02/17	20,215,783
563,500,000	0.449		02/09/17	562,391,159
8,500,000	0.439		02/16/17	8,482,943
27,500,000	0.459		02/16/17	27,442,250
22,100,000	0.454		02/23/17	22,051,656
73,150,000	0.459		02/23/17	72,991,762
United States Treasury Floating Rate Notes
155,000,000	0.419	(a)	01/31/17	155,005,353
52,100,000	0.409	(a)(b)	04/30/17	52,117,158
533,300,000	0.412	(a)(b)	07/31/17	533,290,185
190,000,000	0.503	(a)	10/31/17	189,864,104
840,000,000	0.607	(a)	01/31/18	840,773,880
865,000,000	0.525	(a)	04/30/18	865,028,718
United States Treasury Notes
41,500,000	0.500		09/30/16	41,506,512
11,300,000	1.000		09/30/16	11,304,000
187,500,000	3.000		09/30/16	187,890,469
75,700,000	1.000		10/31/16	75,784,914
149,300,000	3.125		10/31/16	149,967,437
154,500,000	4.625		11/15/16	155,754,680
65,500,000	7.500		11/15/16	66,415,211
30,300,000	0.875		11/30/16	30,329,333
129,300,000	2.750		11/30/16	130,040,803
141,200,000	0.625		12/15/16	141,291,478
4,500,000	0.625		12/31/16	4,503,109
50,500,000	3.125		01/31/17	51,043,047
166,000,000	4.625		02/15/17	169,150,502
178,200,000	0.875		02/28/17	178,538,221
16,650,000	3.000		02/28/17	16,859,145
75,200,000	0.750		03/15/17	75,273,547
213,000,000	3.250		03/31/17	216,381,588
19,000,000	3.125		04/30/17	19,298,391
204,500,000	0.875		05/15/17	204,890,844
113,850,000	4.500		05/15/17	116,941,451
163,400,000	8.750		05/15/17	172,776,901
64,100,000	0.625		05/31/17	64,110,828
437,000,000	2.750	(b)	05/31/17	444,045,910
20,000,000	0.875		06/15/17	20,049,037
114,800,000	0.625		06/30/17	114,832,980
57,200,000	0.750		06/30/17	57,281,676
347,400,000	2.500		06/30/17	352,897,758
337,700,000	0.875		07/15/17	338,526,138
96,800,000	2.375		07/31/17	98,356,231
89,100,000	0.875		08/15/17	89,301,861
112,800,000	4.750		08/15/17	117,210,338
25,000,000	0.625		08/31/17	24,991,259

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$7,525,282,671

Repurchase Agreements(c) – 64.6%
Bank of Nova Scotia (The)
$500,000,000	0.320%		09/01/16	$500,000,000
Maturity Value: $500,004,444

Collateralized by U.S. Treasury Bonds, 3.000% to 8.500%, due
11/15/16 to 05/15/45, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.375%, due 01/15/27 to 02/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.375%, due 01/15/17 to
07/15/25 and U.S. Treasury Notes, 0.750% to 2.625%, due
01/31/17 to 08/15/23. The aggregate market value of the
collateral, including accrued interest, was $510,004,619.

500,000,000	0.477	(a)(d)	09/07/16	500,000,000
Maturity Value: $501,790,397
Settlement Date: 12/14/15

Collateralized by U.S. Treasury Bill, 0.000%, due 01/19/17, U.S.
Treasury Bonds, 2.500% to 8.500%, due 02/15/20 to 05/15/45,
U.S. Treasury Inflation-Indexed Bonds, 1.000% to 2.500%, due
01/15/28 to 02/15/46, U.S. Treasury Inflation-Indexed Notes,
0.125% to 2.375%, due 01/15/17 to 07/15/25 and U.S. Treasury
Notes, 0.875% to 2.250%, due 03/31/18 to 02/15/26. The
aggregate market value of the collateral, including accrued
interest, was $510,114,999.

BNP Paribas
700,000,000	0.330	(a)(d)	09/01/16	700,000,000
Maturity Value: $701,347,505
Settlement Date: 02/23/16

Collateralized by U.S. Treasury Bond, 8.750%, 05/15/17, U.S.
Treasury Inflation-Indexed Bond, 0.625%, due 02/15/43, U.S.
Treasury Inflation-Indexed Notes, 0.125%, due 04/15/18 to
04/15/21, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/17 to 02/15/32, U.S. Treasury Notes,
1.000% to 3.625%, due 12/15/17 to 11/15/24 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 11/15/21 to
02/15/45. The aggregate market value of the collateral,
including accrued interest, was $714,000,001.

500,000,000	0.330	(a)(d)	09/07/16	500,000,000
Maturity Value: $500,417,085
Settlement Date: 07/06/16

Collateralized by U.S. Treasury Bills, 0.000%, due 10/13/16 to
01/12/17, U.S. Treasury Bonds, 3.375% to 8.875%, due
05/15/17 to 05/15/44, U.S. Treasury Inflation-Indexed Notes,
0.125% to 1.375%, due 07/15/18 to 07/15/20, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/27 to
02/15/32 and U.S. Treasury Notes, 0.500% to 3.750%, due
09/15/16 to 08/31/23. The aggregate market value of the
collateral, including accrued interest, was $510,000,000.

500,000,000	0.330	(a)(d)	09/07/16	500,000,000
Maturity Value: $500,412,502
Settlement Date: 07/07/16

Collateralized by U.S. Treasury Bill, 0.000%, due 10/20/16, U.S.
Treasury Bonds, 2.500% to 8.875%, due 08/15/17 to 02/15/46,
U.S. Treasury Inflation-Indexed Note, 1.375%, due 01/15/20,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
08/15/17 to 11/15/22 and U.S. Treasury Notes, 0.875% to
4.750%, due 01/31/17 to 05/15/26. The aggregate market value of the collateral, including accrued interest, was $510,000,000.

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Citigroup Global Markets, Inc.
$51,000,000	0.320%		09/01/16	$51,000,000
Maturity Value: $51,000,453
Collateralized by U.S. Treasury Note, 2.000%, due 07/31/20. The market value of the collateral, including accrued interest, was $52,020,001.

Credit Agricole Corporate and Investment Bank
200,000,000	0.310		09/01/16	200,000,000
Maturity Value: $200,001,722

Collateralized by U.S. Treasury Bond, 2.875%, due 08/15/45,
U.S. Treasury Inflation-Indexed Notes, 0.125%, due 04/15/17
to 04/15/21 and U.S. Treasury Notes, 1.625% to 3.750%, due
11/15/18 to 02/28/22. The aggregate market value of the
collateral, including accrued interest, was $204,000,046.

1,000,000,000	0.310		09/02/16	1,000,000,000
Maturity Value: $1,000,034,444
Settlement Date: 08/29/16
Collateralized by U.S. Treasury Notes, 0.625% to 3.625%, due 12/31/16 to 05/15/22. The aggregate market value of the collateral, including accrued interest, was $1,020,000,056.
250,000,000	0.310		09/06/16	250,000,000
Maturity Value: $250,015,069
Settlement Date: 08/30/16

Collateralized by U.S. Treasury Bond, 3.000%, due 11/15/44,
U.S. Treasury Inflation-Indexed Bond, 3.875%, due 04/15/29,
U.S. Treasury Inflation-Indexed Note, 2.625%, due 07/15/17
and U.S. Treasury Notes, 0.500% to 2.375%, due 04/30/17 to
05/15/25. The aggregate market value of the collateral,
including accrued interest, was $255,000,103.

Deutsche Bank Securities, Inc.
310,000,000	0.340		09/01/16	310,000,000
Maturity Value: $310,002,928
Collateralized by U.S. Treasury Notes, 1.625% to 3.500%, due 05/15/20 to 07/31/20. The aggregate market value of the collateral, including accrued interest, was $316,200,015.

Federal Reserve Bank of New York
2,350,000,000	0.250		09/01/16	2,350,000,000
Maturity Value: $2,350,016,319

Collateralized by U.S. Treasury Bonds, 3.125% to 4.750%, due
02/15/37 to 02/15/43 and U.S. Treasury Notes, 2.000% to
3.500%, due 11/15/19 to 02/15/24. The aggregate market value of the collateral, including accrued interest, was
$2,350,016,384.

J.P. Morgan Securities LLC
29,400,000	0.320		09/01/16	29,400,000
Maturity Value: $29,400,261
Collateralized by U.S. Treasury Inflation-Indexed Bond, 2.375%, due 01/15/27. The market value of the collateral, including accrued interest, was $29,995,210.

Repurchase Agreements(c) – (continued)
J.P. Morgan Securities LLC – (continued)
$500,000,000	0.280	%(a)(d)	09/07/16	$500,000,000
Maturity Value: $502,181,673
Settlement Date: 03/02/15

Collateralized by U.S. Treasury Notes, 1.375% to 3.500%, due
03/31/20 to 04/30/22 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 05/15/22 to 02/15/46. The
aggregate market value of the collateral, including accrued
interest, was $510,004,275.

Joint Repurchase Agreement Account I
5,200,000,000	0.316		09/01/16	5,200,000,000
Maturity Value: $5,200,045,579

Merrill Lynch, Pierce, Fenner & Smith, Inc.
70,300,000	0.320		09/01/16	70,300,000
Maturity Value: $70,300,625
Collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/17. The market value of the collateral, including accrued interest, was $71,706,104.

Nomura Securities International, Inc.
1,000,000,000	0.350		09/01/16	1,000,000,000
Maturity Value: $1,000,009,722

Collateralized by U.S. Treasury Bills, 0.000%, due 09/08/16 to
04/27/17, U.S. Treasury Bonds, 2.500% to 8.750%, due
05/15/17 to 02/15/46, U.S. Treasury Floating Rate Notes,
0.525% to 0.607%, due 01/31/18 to 04/30/18, U.S. Treasury
Inflation-Indexed Bonds, 1.000% to 1.375%, due 02/15/44 to
02/15/46, U.S. Treasury Inflation-Indexed Notes, 0.125% to
2.625%, due 07/15/17 to 07/15/26, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 11/15/16 to 05/15/46, U.S.
Treasury Notes, 0.375% to 4.750%, due 09/30/16 to 02/15/26
and U.S. Treasury Principal-Only Stripped Securities, 0.000%,
due 11/15/17 to 08/15/45. The aggregate market value of the
collateral, including accrued interest, was $1,020,000,021.

Societe Generale
489,600,000	0.320		09/01/16	489,600,000
Maturity Value: $489,604,352

Collateralized by U.S. Treasury Bonds, 2.500% to 6.375%, due
08/15/27 to 05/15/46, U.S. Treasury Inflation-Indexed Notes,
0.375% to 1.125%, due 01/15/21 to 07/15/25, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/22 to
05/15/23, U.S. Treasury Notes, 1.125% to 2.750%, due
01/15/19 to 11/15/23 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/41 to 08/15/44. The
aggregate market value of the collateral, including accrued
interest, was $499,392,000.

250,000,000	0.320		09/06/16	250,000,000
Maturity Value: $250,015,556
Settlement Date: 08/30/16

Collateralized by U.S. Treasury Bond, 7.875%, due 02/15/21,
U.S. Treasury Floating Rate Note, 0.607%, due 01/31/18, U.S.
Treasury Inflation-Indexed Note, 0.125%, due 04/15/20, U.S.
Treasury Notes, 1.125% to 4.500%, due 05/15/17 to 08/15/22
and U.S. Treasury Principal-Only Stripped Security, 0.000%,
due 08/15/44. The aggregate market value of the collateral,
including accrued interest, was $255,000,093.

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Societe Generale – (continued)
$250,000,000	0.330%		09/07/16	$250,000,000
Maturity Value: $250,016,042

Collateralized by U.S. Treasury Bill, 0.000%, due 01/05/17, U.S.
Treasury Interest-Only Stripped Security, 0.000%, due
08/15/36, U.S. Treasury Notes, 0.625% to 3.125%, due
04/15/17 to 05/15/25 and U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 08/15/41. The aggregate market value of the collateral, including accrued interest, was
$255,000,044.

Wells Fargo Bank N.A.
12,500,000	0.600	(e)	02/27/17	12,500,000
Maturity Value: $12,537,917
Settlement Date: 08/29/16
Collateralized by U.S. Treasury Note, 1.375%, due 03/31/20. The market value of the collateral, including accrued interest, was $12,750,082.
8,000,000	0.580	(e)	03/02/17	8,000,000
Maturity Value: $8,023,587
Collateralized by U.S. Treasury Note, 1.375%, due 03/31/20. The market value of the collateral, including accrued interest, was $8,160,085.
38,500,000	0.580	(e)	03/03/17	38,500,000
Maturity Value: $38,614,131
Collateralized by U.S. Treasury Bond, 2.750%, due 11/15/42. The market value of the collateral, including accrued interest, was $39,270,011.

Wells Fargo Securities LLC
325,000,000	0.400	(e)	10/12/16	325,000,000
Maturity Value: $325,332,222
Settlement Date: 07/12/16
Collateralized by U.S. Treasury Notes, 0.875% to 1.000%, due 04/15/17 to 09/30/19. The aggregate market value of the collateral, including accrued interest, was $331,500,053.

TOTAL REPURCHASE AGREEMENTS				$15,034,300,000

TOTAL INVESTMENTS – 96.9%				$22,559,582,671

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%				714,256,959

NET ASSETS – 100.0%				$23,273,839,630

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2016. Additional information on Joint Repurchase Agreement Account I appears on page 37.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2016, these securities amounted to $384,000,000 or approximately 1.6% of net assets.

Interest rates represent either the stated coupon rate,

annualized yield on date of purchase for discounted

securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 49.2%
United States Treasury Bills
$11,500,000	0.204%		09/01/16	$11,500,000
373,500,000	0.280		09/22/16	373,440,084
106,050,000	0.347		12/29/16	105,930,812
10,950,000	0.403		02/02/17	10,931,497
310,900,000	0.449		02/09/17	310,288,219
4,500,000	0.439		02/16/17	4,490,970
14,700,000	0.459		02/16/17	14,669,130
38,300,000	0.454		02/23/17	38,217,150
11,600,000	0.459		02/23/17	11,574,625
United States Treasury Bond
91,300,000	8.750		05/15/17	96,539,358
United States Treasury Floating Rate Notes
410,200,000	0.388	(a)	10/31/16	410,213,873
234,750,000	0.419	(a)	01/31/17	234,770,451
186,600,000	0.409	(a)	04/30/17	186,660,051
948,100,000	0.412	(a)	07/31/17	947,833,417
148,500,000	0.503	(a)	10/31/17	148,407,800
131,000,000	0.607	(a)	01/31/18	131,162,928
157,500,000	0.525	(a)	04/30/18	157,505,229
United States Treasury Notes
20,750,000	0.500		09/30/16	20,753,254
31,650,000	1.000		09/30/16	31,662,189
240,250,000	3.000		09/30/16	240,736,172
7,100,000	0.375		10/31/16	7,099,321
56,900,000	1.000		10/31/16	56,963,830
89,400,000	3.125		10/31/16	89,800,247
105,500,000	4.625		11/15/16	106,351,955
58,000,000	7.500		11/15/16	58,810,415
17,400,000	0.875		11/30/16	17,416,842
69,500,000	2.750		11/30/16	69,898,231
49,000,000	0.625		12/15/16	49,034,039
2,500,000	0.625		12/31/16	2,501,727
29,250,000	3.125		01/31/17	29,564,291
90,000,000	4.625		02/15/17	91,708,103
65,950,000	0.875		02/28/17	66,072,656
10,900,000	3.000		02/28/17	11,036,908
43,500,000	0.750		03/15/17	43,541,953
117,000,000	3.250		03/31/17	118,856,342
11,000,000	3.125		04/30/17	11,172,753
110,000,000	0.875		05/15/17	110,209,177
65,500,000	4.500		05/15/17	67,277,480
34,700,000	0.625		05/31/17	34,705,047
248,000,000	2.750	(b)	05/31/17	251,988,510
10,000,000	0.875		06/15/17	10,024,519
62,600,000	0.625		06/30/17	62,617,967
31,200,000	0.750		06/30/17	31,244,551
141,100,000	2.500		06/30/17	143,334,948
56,900,000	0.875		07/15/17	57,038,331
51,500,000	2.375		07/31/17	52,327,996
20,000,000	0.875		08/15/17	20,043,574
59,900,000	4.750		08/15/17	62,242,015
12,500,000	0.625		08/31/17	12,495,629

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$5,232,666,566

Repurchase Agreements(c) – 51.3%
Federal Reserve Bank of New York
$5,450,000,000	0.250%		09/01/16	$5,450,000,000
Maturity Value: $5,450,037,847

Collateralized by U.S. Treasury Bonds, 3.125% to 4.375%, due
11/15/39 to 08/15/43 and U.S. Treasury Notes, 1.500% to
3.625%, due 08/15/19 to 11/15/23. The aggregate market value of the collateral, including accrued interest, was
$5,450,037,950.

TOTAL INVESTMENTS – 100.5%				$10,682,666,566

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(49,601,736)

NET ASSETS – 100.0%				$10,633,064,830

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2016.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of September 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,892,800,000	$1,892,816,591	$1,930,656,419
Prime Obligations	100,000,000	100,000,877	102,000,022
Treasury Obligations	5,200,000,000	5,200,045,579	5,304,001,151

REPURCHASE AGREEMENTS — At August 31, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Prime Obligations	Treasury Obligations
Bank of Nova Scotia (The)	0.320%	$25,657,324	$1,355,522	$70,487,154
BNP Paribas	0.310	499,988,878	26,415,304	1,373,595,818
Citigroup Global Markets, Inc.	0.320	157,628,072	8,327,772	433,044,155
Credit Agricole Corporate and Investment Bank	0.310	342,097,653	18,073,629	939,828,718
Credit Suisse Securities (USA) LLC	0.320	263,152,041	13,902,792	722,945,167
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.320	64,814,348	3,424,258	178,061,395
Wells Fargo Securities LLC	0.320	539,461,684	28,500,723	1,482,037,593
TOTAL		$1,892,800,000	$100,000,000	$5,200,000,000

At August 31, 2016, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bills	0.000%	11/03/16 to 04/27/17
U.S. Treasury Bonds	2.500 to 9.125	11/15/16 to 11/15/45
U.S. Treasury Floating Rate Notes	0.409 to 0.503	04/30/17 to 10/31/17
U.S. Treasury Inflation-Indexed Bonds	0.750 to 3.875	01/15/25 to 02/15/46
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.375	01/15/17 to 07/15/26
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 02/15/43
U.S. Treasury Notes	0.375 to 4.625	09/15/16 to 05/15/26
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/21 to 08/15/45

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued)

August 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$8,351,700,000	$8,351,777,775	$8,590,478,561
Money Market	400,000,000	400,003,725	411,436,166
Prime Obligations	200,000,000	200,001,863	205,718,083

REPURCHASE AGREEMENTS — At August 31, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	0.350%	$319,156,986	$15,285,845	$7,642,923
Bank of America, N.A.	0.340	455,938,551	21,836,922	10,918,461
BNP Paribas	0.330	3,738,696,117	179,062,760	89,531,380
Citigroup Global Markets, Inc.	0.340	281,587,649	13,486,483	6,743,241
Credit Agricole Corporate and Investment Bank	0.340	1,459,003,363	69,878,150	34,939,075
TD Securities (USA) LLC	0.330	547,126,261	26,204,306	13,102,153
Wells Fargo Securities LLC	0.340	1,550,191,073	74,245,534	37,122,767
TOTAL		$8,351,700,000	$400,000,000	$200,000,000

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At August 31, 2016, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.750 to 3.390%	02/16/18 to 01/27/31
Federal Home Loan Bank	4.375 to 4.750	06/08/18 to 07/01/19
Federal Home Loan Mortgage Corp.	0.875 to 7.500	04/18/17 to 07/01/48
Federal National Mortgage Association	0.875 to 9.000	09/21/16 to 11/01/49
Government National Mortgage Association	3.000 to 8.000	05/15/24 to 08/20/46
U.S. Treasury Bills	0.000	09/01/16 to 06/22/17
U.S. Treasury Bonds	3.000 to 9.000	08/15/17 to 11/15/44
U.S. Treasury Inflation-Indexed Bonds	0.625 to 2.125	01/15/28 to 02/15/46
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.625	07/15/17 to 01/15/26
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 02/15/43
U.S. Treasury Notes	0.500 to 4.000	11/30/16 to 08/15/26
U.S. Treasury Principal-Only Stripped Security	0.000	11/15/42

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2016

Federal Instruments Fund
Assets:
Investments based on amortized cost	$636,093,898
Repurchase agreements based on amortized cost	—
Cash	167,818
Deferred offering costs	6,654
Receivables:
Interest	459,842
Reimbursement from investment advisor	96,262
Fund shares sold	—
Other assets	1,150
Total assets	636,825,624

Liabilities:
Payables:
Investment securities purchased	—
Fund shares redeemed	—
Management fees	97,677
Dividend distribution	4,090
Distribution and Service fees and Transfer Agency fees	5,439
Offering costs	7,662
Organization costs	—
Accrued expenses	281,937
Total liabilities	396,805

Net Assets:
Paid-in capital	636,351,436
Undistributed (distributions in excess of) net investment income (loss)	37,930
Accumulated net realized gain (loss) from investments	39,453
NET ASSETS	$636,428,819
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$577,395,141
Select Shares	50,070
Preferred Shares	50,044
Capital Shares	50,027
Administration Shares	43,834,775
Premier Shares	50,007
Service Shares	14,948,749
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	50,006
Class R6 Shares	—
Total Net Assets	$636,428,819
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	577,361,938
Select Shares	50,067
Preferred Shares	50,042
Capital Shares	50,024
Administration Shares	43,832,253
Premier Shares	50,004
Service Shares	14,947,889
Class A Shares	—
Class C Shares	—
Resource Shares	—
Cash Management Shares	50,003
Class R6 Shares	—

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$32,598,423,762	$12,479,693,062	$7,243,712,291	$12,295,000	$54,085,244,328	$7,525,282,671	$5,232,666,566
40,319,600,000	4,469,300,000	2,085,000,000	—	—	15,034,300,000	5,450,000,000
250,014,039	82,749	28,824	192,981	83,242	483,634,655	94,010
—	—	—	119,782	—	—	—

38,195,420	1,951,468	1,663,346	5,503	98,151,908	27,186,626	16,927,305
—	—	—	30,886	—	—	—
18,029,345	245,902	2,255,058	—	1,817,148	321,867,088	12,582
113,448	86,972	34,470	22	104,275	34,398	19,335
73,224,376,014	16,951,360,153	9,332,693,989	12,644,174	54,185,400,901	23,392,305,438	10,699,719,798

1,924,400,000	—	—	—	749,851,250	113,082,236	63,937,719
13,016,938	17,419,946	5,808,971	—	749,993	394	196,998
8,933,633	2,749,966	1,492,192	1,181	8,176,739	3,075,143	1,625,780
7,059,672	2,160,322	1,400,282	1,240	2,867,618	1,491,189	545,374
560,580	174,896	107,409	75	454,234	170,827	103,785
—	—	—	34,267	—	—	—
—	—	—	12,000	—	—	—
1,682,243	376,198	699,369	40,107	846,035	646,019	245,312
1,955,653,066	22,881,328	9,508,223	88,870	762,945,869	118,465,808	66,654,968

71,267,934,283	16,928,486,940	9,323,285,366	12,555,161	53,421,612,605	23,273,251,550	10,632,799,860
(76,265)	(3,578)	(97,955)	143	(232,873)	(190,250)	(130,737)
864,930	(4,537)	(1,645)	—	1,075,300	778,330	395,707
$71,268,722,948	$16,928,478,825	$9,323,185,766	$12,555,304	$53,422,455,032	$23,273,839,630	$10,633,064,830
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$63,804,040,859	$15,336,773,958	$7,299,656,263	$12,495,284	$50,595,412,000	$19,950,969,079	$9,876,558,113
2,471,274,664	1,080,074,595	9,453,771	10,007	21,009,522	505,161,961	10,968,565
536,817,848	59,052,606	279,445,307	10,004	12,735,446	81,541,844	75,755,969
1,390,270,808	108,670,565	140,137,716	10,003	495,852,756	404,532,863	264,091,708
2,673,688,573	316,162,512	1,250,848,596	10,002	2,186,425,673	1,543,862,479	189,870,246
1,000	1,001	1,000	—	19,141,536	1,000	1,004
368,299,399	17,000,100	253,230,609	10,002	91,597,796	787,768,404	142,606,918
1,562,814	—	—	—	—	—	—
413,360	—	18,607,827	—	—	—	—
17,634,312	1,001	71,803,677	10,002	1,000	1,000	1,000
14,378	10,742,487	1,000	—	279,303	1,000	73,211,307
4,704,933	—	—	—	—	—	—
$71,268,722,948	$16,928,478,825	$9,323,185,766	$12,555,304	$53,422,455,032	$23,273,839,630	$10,633,064,830

63,803,329,905	15,336,773,424	7,299,889,467	12,495,284	50,594,616,553	19,950,466,144	9,876,311,995
2,471,247,129	1,080,074,557	9,454,071	10,007	21,009,192	505,149,018	10,968,292
536,811,865	59,052,603	279,454,213	10,004	12,735,245	81,539,755	75,754,081
1,390,255,316	108,670,562	140,142,183	10,003	495,844,960	404,522,498	264,085,127
2,673,658,778	316,162,501	1,250,888,466	10,002	2,186,391,293	1,543,822,919	189,865,514
1,000	1,001	1,000	—	19,141,235	1,000	1,004
368,295,294	17,000,099	253,238,681	10,002	91,596,356	787,748,218	142,603,364
1,562,802	—	—	—	—	—	—
413,356	—	18,608,420	—	—	—	—
17,634,115	1,001	71,805,965	10,002	1,000	1,000	1,000
14,378	10,742,487	1,000	—	279,298	1,000	73,209,483
4,704,881	—	—	—	—	—	—

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Fiscal Year or Period Ended August 31, 2016

Federal Instruments Fund*
Investment income:
Interest income	$1,823,416
Total investment income	1,823,416

Expenses:
Fund-Level Expenses:
Management fees	940,418
Transfer Agency fees	45,874
Custody, accounting and administrative services	83,076
Registration fees	145,697
Professional fees	106,127
Trustee fees	18,000
Printing and mailing fees	135,921
Amortization of offering costs	229,006
Organization costs	12,000
Other	89,916
Subtotal	1,806,035
Class Specific Expenses:
Administration Share fees	70,998
Capital Share fees	62
Service Share fees	87,738
Preferred Share fees	43
Select Share fees	13
Resource Share fees	—
Class C Share fees(a)	—
Cash Management Share fees	209
Premier Share fees	147
Distribution fees — Resource Shares	—
Distribution fees — Class A Shares(a)	—
Distribution and Service fees — Class C Shares(a)	—
Distribution fees — Cash Management Shares	126
Total expenses	1,965,371
Less — expense reductions	(944,066)
Net expenses	1,021,305
NET INVESTMENT INCOME	$802,111
Net realized gain from investment transactions	125,180
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$927,291

*	Commenced operations on October 30, 2015.
**	Commenced operations on March 31, 2016.
(a)	Class A Shares and Class C Shares of the Government Fund commenced operations on February 29, 2016.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt Money Market Fund**	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$169,694,391	$190,270,393	$68,588,868	$7,152	$146,746,812	$53,256,537	$31,017,017
169,694,391	190,270,393	68,588,868	7,152	146,746,812	53,256,537	31,017,017

91,187,834	78,939,412	29,037,189	3,581	93,661,235	33,115,269	21,915,139
4,448,187	3,850,703	1,416,448	175	4,568,841	1,615,379	1,069,031
1,558,391	1,409,607	555,484	18,492	1,536,268	526,157	413,159
792,994	312,477	322,031	—	339,728	317,391	233,906
318,861	151,500	128,490	43,561	132,456	135,626	135,296
149,291	147,042	100,185	10,479	127,559	78,214	76,431
96,974	137,245	150,238	8,747	635,005	51,810	119,288
—	—	—	86,686	—	—	—
—	—	—	12,000	—	—	—
426,142	387,252	212,963	4,245	411,009	188,945	154,568
98,978,674	85,335,238	31,923,028	187,966	101,412,101	36,028,791	24,116,818

6,076,796	929,855	4,559,553	11	5,423,230	3,724,247	601,995
2,012,887	454,046	215,529	6	608,289	712,486	261,437
1,892,778	136,760	2,723,895	21	723,829	4,390,988	1,153,575
349,950	98,212	317,627	5	36,224	123,118	49,320
198,681	716,680	35,837	1	6,908	53,175	2,918
72,638	5	341,188	21	5	5	5
42	—	51,836	—	—	—	—
38	52,331	5	—	28	5	694,241
3	3	4	—	1,869	4	4
21,791	2	102,357	6	1	2	1
296	—	—	—	—	—	—
124	—	155,508	—	—	—	—
23	31,398	3	—	17	3	416,544
109,604,721	87,754,530	40,426,370	188,037	108,212,501	45,032,824	27,296,858
(23,418,782)	(17,564,637)	(9,100,906)	(184,790)	(20,233,884)	(10,787,550)	(6,712,539)
86,185,939	70,189,893	31,325,464	3,247	87,978,617	34,245,274	20,584,319
$83,508,452	$120,080,500	$37,263,404	$3,905	$58,768,195	$19,011,263	$10,432,698
6,514,881	2,004,070	744,822	—	6,465,778	3,041,197	2,958,048
$90,023,333	$122,084,570	$38,008,226	$3,905	$65,233,973	$22,052,460	$13,390,746

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

Federal Instruments Fund
For the Period Ended August 31, 2016*
From operations:
Net investment income (loss)	$802,111
Net realized gain from investment transactions	125,180
Net increase in net assets resulting from operations	927,291

Distributions to shareholders:
From net investment income:
Institutional Shares	(804,850)
Select Shares	(61)
Preferred Shares	(34)
Capital Shares	(18)
Administration Shares	—
Premier Shares	(1)
Service Shares	—
Class A Shares(a)	—
Class B Shares(b)	—
Class C Shares(a)	—
Resource Shares	—
Cash Management Shares	(1)
Class R6 Shares(c)	—
From net realized gains:
Institutional Shares	(80,949)
Select Shares	(7)
Preferred Shares	(7)
Capital Shares	(7)
Administration Shares	(3,671)
Premier Shares	(7)
Service Shares	(1,072)
Class A Shares(a)	—
Class B Shares(b)	—
Class C Shares(a)	—
Resource Shares	—
Cash Management Shares	(7)
Class R6 Shares(c)	—
Total distributions to shareholders	(890,692)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	1,546,236,485
Reinvestment of distributions	876,007
Cost of shares redeemed	(910,720,272)
Net increase (decrease) in net assets resulting from share transactions	636,392,220
NET INCREASE (DECREASE)	636,428,819

Net assets:
Beginning of year or period	—
End of year or period	$636,428,819
Undistributed (distributions in excess of) net investment income	$37,930

*	Commenced operations on October 30, 2015.
**	Commenced operations on March 31, 2016.
(a)	Class A Shares and Class C Shares of the Government Fund commenced operations on February 29, 2016.
(b)	Class B Shares were converted to Service Shares at the close of business on November 14, 2014.
(c)	Class R6 Shares of the Government Fund commenced operations on December 29, 2015.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund		Money Market Fund		Prime Obligations Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$83,508,452	$1,853,229	$120,080,500	$26,556,245	$37,263,404	$3,209,594
6,514,881	213,860	2,004,070	220,120	744,822	480,029
90,023,333	2,067,089	122,084,570	26,776,365	38,008,226	3,689,623

(80,632,652)	(1,681,325)	(111,988,540)	(25,863,072)	(34,448,321)	(3,005,896)
(1,393,511)	(8,935)	(7,001,821)	(672,879)	(344,600)	(10,291)
(449,597)	(13,575)	(200,460)	(6,130)	(616,359)	(18,929)
(925,822)	(65,269)	(540,439)	(3,247)	(233,478)	(5,821)
(127,879)	(110,899)	(349,375)	(10,127)	(1,597,312)	(106,970)
(4)	(4)	(4)	(4)	(4)	(4)
—	(22,618)	—	(662)	(18,231)	(55,460)
(23)	—	—	—	—	—
—	—	—	—	—	(57)
(2)	—	—	—	(1,178)	(1,269)
—	(4)	(4)	(4)	(3,917)	(4,894)
(5)	(4)	(15)	(120)	(4)	(3)
(351)	—	—	—	—	—

(5,105,247)	(198,474)	(1,869,604)	(178,573)	(594,706)	(359,963)
(103,525)	(1,078)	(124,986)	(7,341)	(5,820)	(4,013)
(50,081)	(1,703)	(5,192)	(670)	(16,250)	(13,198)
(155,746)	(7,833)	(15,719)	(761)	(8,539)	(3,383)
(274,192)	(13,609)	(19,379)	(1,968)	(107,705)	(57,318)
—	—	—	—	—	—
(21,760)	(2,925)	(1,296)	(118)	(40,925)	(30,756)
(17)	—	—	—	—	—
—	—	—	—	—	(6)
(2)	—	—	—	(1,175)	(697)
(840)	—	—	—	(3,877)	(2,617)
—	—	(500)	(30)	—	—
(14)	—	—	—	—	—
(89,241,270)	(2,128,255)	(122,117,334)	(26,745,706)	(38,042,401)	(3,681,545)

367,506,460,914	222,389,573,754	374,647,465,196	420,663,619,405	130,502,049,346	94,447,494,094
49,935,946	1,134,005	68,394,597	13,420,300	12,770,800	1,206,891
(330,056,654,786)	(214,488,774,251)	(393,229,703,574)	(412,692,587,409)	(133,691,524,490)	(95,868,232,603)
37,499,742,074	7,901,933,508	(18,513,843,781)	7,984,452,296	(3,176,704,344)	(1,419,531,618)
37,500,524,137	7,901,872,342	(18,513,876,545)	7,984,482,955	(3,176,738,519)	(1,419,523,540)

33,768,198,811	25,866,326,469	35,442,355,370	27,457,872,415	12,499,924,285	13,919,447,825
$71,268,722,948	$33,768,198,811	$16,928,478,825	$35,442,355,370	$9,323,185,766	$12,499,924,285
$(76,265)	$(54,871)	$(3,578)	$53,905	$(97,955)	$(50,056)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

Tax-Exempt Money Market Fund
For the Period Ended August 31, 2016**
From operations:
Net investment income (loss)	$3,905
Net realized gain from investment transactions	—
Net increase in net assets resulting from operations	3,905

Distributions to shareholders:
From net investment income:
Institutional Shares	(3,886)
Select Shares	(7)
Preferred Shares	(4)
Capital Shares	(3)
Administration Shares	(2)
Premier Shares	—
Service Shares	(1)
Resource Shares	(2)
Cash Management Shares	—
From net realized gains:
Institutional Shares	—
Select Shares	—
Preferred Shares	—
Capital Shares	—
Administration Shares	—
Premier Shares	—
Service Shares	—
Resource Shares	—
Cash Management Shares	—
Total distributions to shareholders	(3,905)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	15,055,338
Reinvestment of distributions	2,664
Cost of shares redeemed	(2,502,698)
Net increase (decrease) in net assets resulting from share transactions	12,555,304
NET INCREASE (DECREASE)	12,555,304

Net assets:
Beginning of year or period	—
End of year or period	$12,555,304
Undistributed (distributions in excess of) net investment income	$143

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Treasury Instruments Fund		Treasury Obligations Fund		Treasury Solutions Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$58,768,195	$(125,222)	$19,011,263	$682,847	$10,432,698	$332,091
6,465,778	354,413	3,041,197	267,582	2,958,048	906,292
65,233,973	229,191	22,052,460	950,429	13,390,746	1,238,383

(58,873,948)	—	(18,732,046)	(597,842)	(10,526,178)	(302,041)
(17,091)	—	(203,396)	(8,254)	(8,401)	(1,216)
(16,992)	—	(70,392)	(6,077)	(17,244)	(1,438)
(68,383)	—	(158,841)	(13,361)	(13,055)	(1,551)
—	—	—	(60,952)	—	(11,934)
—	—	(4)	(13)	(4)	(453)
—	—	—	(35,362)	—	(12,096)
(4)	—	(3)	(4)	(4)	(4)
(3)	—	(4)	(4)	—	(1,358)

(5,203,649)	(377,134)	(1,937,931)	(328,383)	(2,991,632)	(326,157)
(2,197)	(1,201)	(23,348)	(4,408)	(2,987)	(873)
(3,344)	(516)	(14,040)	(3,649)	(15,473)	(1,496)
(43,662)	(2,767)	(65,202)	(6,761)	(63,142)	(2,850)
(23,841)	(16,492)	(95,744)	(33,459)	(14,889)	(12,074)
(14)	(16)	—	(3)	—	(20)
(1,592)	(1,685)	(55,685)	(18,908)	(14,056)	(11,591)
—	(4)	—	—	—	—
(1)	(4)	—	—	(8,462)	(2,512)
(64,254,721)	(399,819)	(21,356,636)	(1,117,440)	(13,675,527)	(689,664)

184,356,949,726	118,520,288,413	111,588,712,687	96,318,556,683	32,805,057,997	22,661,884,182
39,025,013	274,114	10,844,001	549,258	9,307,231	502,101
(167,833,814,688)	(114,605,231,015)	(104,478,394,348)	(96,892,376,337)	(33,283,705,380)	(21,807,387,853)
16,562,160,051	3,915,331,512	7,121,162,340	(573,270,396)	(469,340,152)	854,998,430
16,563,139,303	3,915,160,884	7,121,858,164	(573,437,407)	(469,624,933)	855,547,149

36,859,315,729	32,944,154,845	16,151,981,466	16,725,418,873	11,102,689,763	10,247,142,614
$53,422,455,032	$36,859,315,729	$23,273,839,630	$16,151,981,466	$10,633,064,830	$11,102,689,763
$(232,873)	$(24,647)	$(190,250)	$(36,827)	$(130,737)	$1,451

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE PERIOD ENDED AUGUST 31,*
2016 - Institutional Shares	$1.00	$0.002		$(0.002)
2016 - Select Shares	1.00	0.001		(0.001)
2016 - Preferred Shares	1.00	0.001		(0.001)
2016 - Capital Shares	1.00	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)
2016 - Premier Shares	1.00	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)
2016 - Cash Management Shares	1.00	—	(d)	—	(d)

*	Commenced operations on October 30, 2015.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.16%	$577,395	0.20	%(c)	0.39	%(c)	0.19	%(c)
1.00	0.13	50	0.23	(c)	0.42	(c)	0.14	(c)
1.00	0.08	50	0.29	(c)	0.49	(c)	0.08	(c)
1.00	0.05	50	0.33	(c)	0.54	(c)	0.04	(c)
1.00	0.01	43,835	0.39	(c)	0.64	(c)	(0.01	)(c)
1.00	0.01	50	0.38	(c)	0.74	(c)	—	(c)(e)
1.00	0.01	14,949	0.39	(c)	0.89	(c)	(0.01	)(c)
1.00	0.01	50	0.38	(c)	1.19	(c)	—	(c)(e)

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	$1.00	$0.002		$(0.002)
2016 - Select Shares	1.00	0.002		(0.002)
2016 - Preferred Shares	1.00	0.001		(0.001)
2016 - Capital Shares	1.00	0.001		(0.001)
2016 - Administration Shares	1.00	—	(c)	—	(c)
2016 - Premier Shares	1.00	—	(c)	—	(c)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	—	(c)	—	(c)
2016 - Cash Management Shares	1.00	—	(c)	—	(c)
2016 - Class R6 Shares (Commenced operations on December 29, 2015)	1.00	0.002		(0.002)
2016 - Class A Shares (Commenced operations on February 29, 2016)	1.00	—	(c)	—	(c)
2016 - Class C Shares (Commenced operations on February 29, 2016)	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	—	(c)	—	(c)
2015 - Select Shares	1.00	—	(c)	—	(c)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	—	(c)	—	(c)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	—	(c)	—	(c)
2013 - Select Shares	1.00	—	(c)	—	(c)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2013 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	—	(c)	—	(c)
2012 - Select Shares	1.00	—	(c)	—	(c)
2012 - Preferred Shares	1.00	—	(c)	—	(c)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.20%	$63,804,041	0.18%		0.23%		0.21%
1.00	0.17	2,471,275	0.21		0.26		0.21
1.00	0.12	536,818	0.27		0.33		0.13
1.00	0.08	1,390,271	0.30		0.38		0.07
1.00	0.02	2,673,689	0.36		0.48		0.01
1.00	0.02	1	0.20		0.58		0.40
1.00	0.01	368,299	0.36		0.73		(0.01)
1.00	0.01	17,634	0.43		0.88		(0.01)
1.00	0.02	14	0.35		1.03		0.06
1.00	0.18	4,705	0.18	(d)	0.23	(d)	0.26	(d)
1.00	0.01	1,563	0.43	(d)	0.48	(d)	0.02	(d)
1.00	0.01	413	0.44	(d)	1.23	(d)	0.01	(d)
1.00	0.01	29,753,210	0.14		0.23		0.01
1.00	0.01	203,098	0.14		0.26		0.01
1.00	0.01	249,542	0.14		0.33		0.01
1.00	0.01	1,174,099	0.14		0.38		0.01
1.00	0.01	1,920,203	0.14		0.48		0.01
1.00	0.01	1	0.14		0.58		0.40
1.00	0.01	468,041	0.14		0.73		0.01
1.00	0.01	1	0.14		0.88		0.40
1.00	0.01	4	0.14		1.03		0.22
1.00	0.01	22,069,515	0.12		0.23		—	(e)
1.00	0.01	101,446	0.12		0.26		—	(e)
1.00	0.01	266,881	0.12		0.33		—	(e)
1.00	0.01	1,113,078	0.12		0.38		—	(e)
1.00	0.01	1,939,309	0.12		0.48		—	(e)
1.00	0.01	1	0.12		0.58		—	(e)
1.00	0.01	376,094	0.12		0.73		—	(e)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	1	0.12		1.03		0.40
1.00	0.03	21,751,069	0.18		0.23		0.03
1.00	0.01	145,992	0.20		0.26		0.02
1.00	0.01	305,546	0.21		0.33		—	(e)
1.00	0.01	411,426	0.20		0.38		—	(e)
1.00	0.01	1,983,578	0.20		0.48		—	(e)
1.00	0.01	5,416	0.20		0.58		—	(e)
1.00	0.01	260,856	0.20		0.73		—	(e)
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.03	28,326,048	0.18		0.23		0.03
1.00	0.01	628,155	0.20		0.26		0.01
1.00	0.01	546,452	0.20		0.33		0.01
1.00	0.01	493,427	0.20		0.38		0.01
1.00	0.01	2,382,900	0.20		0.48		0.01
1.00	0.01	5,594	0.21		0.58		0.01
1.00	0.01	374,051	0.20		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	$1.00	$0.003		$(0.003)
2016 - Select Shares	1.00	0.003		(0.003)
2016 - Preferred Shares	1.00	0.002		(0.002)
2016 - Capital Shares	1.00	0.002		(0.002)
2016 - Administration Shares	1.00	0.001		(0.001)
2016 - Premier Shares	1.00	0.001		(0.001)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	0.001		(0.001)
2016 - Cash Management Shares	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	0.001		(0.001)
2015 - Select Shares	1.00	0.001		(0.001)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	0.001		(0.001)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	0.001		(0.001)
2013 - Select Shares	1.00	0.001		(0.001)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2013 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	0.002		(0.002)
2012 - Select Shares	1.00	0.001		(0.001)
2012 - Preferred Shares	1.00	0.001		(0.001)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.32%	$15,336,774	0.18%	0.23%	0.32%
1.00	0.29	1,080,075	0.21	0.26	0.29
1.00	0.22	59,053	0.28	0.33	0.20
1.00	0.18	108,671	0.33	0.38	0.18
1.00	0.10	316,162	0.40	0.48	0.09
1.00	0.10	1	0.19	0.58	0.37
1.00	0.01	17,000	0.49	0.73	—	(d)
1.00	0.10	1	0.19	0.88	0.37
1.00	0.01	10,742	0.51	1.03	—	(d)
1.00	0.09	32,746,797	0.18	0.23	0.08
1.00	0.06	1,917,216	0.21	0.26	0.06
1.00	0.01	116,846	0.26	0.33	0.01
1.00	0.01	201,440	0.27	0.38	—	(d)
1.00	0.01	430,947	0.26	0.48	—	(d)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	21,066	0.26	0.73	—	(d)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	8,041	0.28	1.03	—	(d)
1.00	0.06	26,529,130	0.18	0.23	0.06
1.00	0.03	527,470	0.21	0.26	0.03
1.00	0.01	66,193	0.24	0.33	0.01
1.00	0.01	36,709	0.24	0.38	0.01
1.00	0.01	277,404	0.24	0.48	0.01
1.00	0.01	1	0.24	0.58	0.01
1.00	0.01	20,963	0.24	0.73	0.01
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.11	25,047,026	0.18	0.23	0.11
1.00	0.08	178,080	0.21	0.26	0.08
1.00	0.02	44,177	0.27	0.33	0.02
1.00	0.01	44,542	0.28	0.38	—	(d)
1.00	0.01	338,423	0.29	0.48	—	(d)
1.00	0.01	30,335	0.28	0.58	—	(d)
1.00	0.01	40,544	0.28	0.73	—	(d)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.17	20,278,527	0.18	0.23	0.17
1.00	0.14	151,931	0.21	0.26	0.14
1.00	0.07	34,142	0.28	0.33	0.07
1.00	0.03	31,393	0.33	0.38	0.02
1.00	0.01	400,478	0.35	0.48	0.01
1.00	0.01	28,554	0.35	0.58	0.01
1.00	0.01	24,931	0.34	0.73	0.01
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	$1.00	$0.003		$(0.003)
2016 - Select Shares	1.00	0.003		(0.003)
2016 - Preferred Shares	1.00	0.002		(0.002)
2016 - Capital Shares	1.00	0.002		(0.002)
2016 - Administration Shares	1.00	0.001		(0.001)
2016 - Premier Shares	1.00	0.001		(0.001)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	—	(c)	—	(c)
2016 - Cash Management Shares	1.00	0.001		(0.001)
2016 - Class C Shares	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	—	(c)	—	(c)
2015 - Select Shares	1.00	—	(c)	—	(c)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2015 - Class C Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	—	(c)	—	(c)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Class C Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	0.001		(0.001)
2013 - Select Shares	1.00	—	(c)	—	(c)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2013 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Class C Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	0.001		(0.001)
2012 - Select Shares	1.00	0.001		(0.001)
2012 - Preferred Shares	1.00	—	(c)	—	(c)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Class C Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.29%	$7,299,656	0.18%	0.23%	0.31%
1.00	0.26	9,454	0.21	0.26	0.29
1.00	0.20	279,445	0.28	0.33	0.19
1.00	0.16	140,138	0.31	0.38	0.16
1.00	0.09	1,250,848	0.38	0.48	0.09
1.00	0.09	1	0.18	0.58	0.36
1.00	0.01	253,231	0.42	0.73	—	(d)
1.00	0.01	71,804	0.46	0.88	0.01
1.00	0.09	1	0.18	1.03	0.37
1.00	0.01	18,608	0.47	1.23	0.01
1.00	0.03	9,211,383	0.18	0.23	0.03
1.00	0.01	88,996	0.20	0.26	0.01
1.00	0.01	332,798	0.21	0.33	0.01
1.00	0.01	103,978	0.21	0.38	0.01
1.00	0.01	1,893,461	0.20	0.48	0.01
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	777,357	0.20	0.73	0.01
1.00	0.01	72,031	0.20	0.88	0.01
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	19,918	0.20	1.23	0.01
1.00	0.02	10,934,044	0.18	0.23	0.02
1.00	0.01	118,994	0.19	0.26	0.01
1.00	0.01	108,264	0.19	0.33	0.01
1.00	0.01	72,327	0.19	0.38	0.01
1.00	0.01	1,644,425	0.19	0.48	0.01
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	938,791	0.19	0.73	0.01
1.00	0.01	78,532	0.19	0.88	0.01
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	20,870	0.19	1.23	0.01
1.00	0.07	13,339,031	0.18	0.23	0.07
1.00	0.05	212,468	0.21	0.26	0.04
1.00	0.01	227,037	0.24	0.33	—	(d)
1.00	0.01	102,509	0.26	0.38	—	(d)
1.00	0.01	2,579,850	0.24	0.48	—	(d)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	767,593	0.24	0.73	—	(d)
1.00	0.01	91,805	0.25	0.88	—	(d)
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	23,106	0.25	1.23	—	(d)
1.00	0.12	14,614,135	0.18	0.23	0.11
1.00	0.09	325,596	0.21	0.26	0.09
1.00	0.02	206,707	0.27	0.33	0.02
1.00	0.01	187,844	0.29	0.38	—	(d)
1.00	0.01	1,888,821	0.29	0.48	—	(d)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	764,803	0.29	0.73	—	(d)
1.00	0.01	139,778	0.29	0.88	—	(d)
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	26,300	0.29	1.23	—	(d)

The accompanying notes are an integral part of these financial statements.	55

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE PERIOD ENDED AUGUST 31,*
2016 - Institutional Shares	$1.00	$0.001		$(0.001)
2016 - Select Shares	1.00	0.001		(0.001)
2016 - Preferred Shares	1.00	—	(d)	—	(d)
2016 - Capital Shares	1.00	—	(d)	—	(d)
2016 - Administration Shares	1.00	—	(d)	—	(d)
2016 - Service Shares	1.00	—	(d)	—	(d)
2016 - Resource Shares	1.00	—	(d)	—	(d)

*	Commenced operations on March 31, 2016.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.0005 per share.

56	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.09%	$12,495	0.18	%(c)	9.48	%(c)	0.23	%(c)
1.00	0.07	10	0.22	(c)	9.51	(c)	0.17	(c)
1.00	0.04	10	0.29	(c)	9.58	(c)	0.10	(c)
1.00	0.03	10	0.32	(c)	9.63	(c)	0.07	(c)
1.00	0.02	10	0.34	(c)	9.73	(c)	0.04	(c)
1.00	0.02	10	0.35	(c)	9.98	(c)	0.04	(c)
1.00	0.02	10	0.35	(c)	10.13	(c)	0.04	(c)

The accompanying notes are an integral part of these financial statements.	57

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31 ,
2016 - Institutional Shares	$1.00	$0.001		$(0.001)
2016 - Select Shares	1.00	0.001		(0.001)
2016 - Preferred Shares	1.00	0.001		(0.001)
2016 - Capital Shares	1.00	—	(c)	—	(c)
2016 - Administration Shares	1.00	—	(c)	—	(c)
2016 - Premier Shares	1.00	—	(c)	—	(c)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	—	(c)	—	(c)
2016 - Cash Management Shares	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	—	(c)	—	(c)
2015 - Select Shares	1.00	—	(c)	—	(c)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	—	(c)	—	(c)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	—	(c)	—	(c)
2013 - Select Shares	1.00	—	(c)	—	(c)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2013 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	—	(c)	—	(c)
2012 - Select Shares	1.00	—	(c)	—	(c)
2012 - Preferred Shares	1.00	—	(c)	—	(c)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Amount is less than 0.005% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of year	Total return(b)		Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.13%		$50,595,412	0.19%	0.23%	0.14%
1.00	0.11		21,009	0.21	0.26	0.07
1.00	0.06		12,735	0.26	0.33	0.05
1.00	0.03		495,853	0.30	0.38	0.02
1.00	—	(d)	2,186,426	0.32	0.48	(0.01)
1.00	—	(d)	19,142	0.38	0.58	(0.02)
1.00	—	(d)	91,598	0.29	0.73	(0.01)
1.00	—	(d)	1	0.19	0.88	0.37
1.00	—	(d)	279	0.35	1.03	0.05
1.00	—	(d)	34,094,054	0.06	0.23	—	(e)
1.00	—	(d)	80,008	0.06	0.26	—	(e)
1.00	—	(d)	33,032	0.06	0.33	—	(e)
1.00	—	(d)	353,326	0.06	0.38	—	(e)
1.00	—	(d)	2,101,757	0.06	0.48	—	(e)
1.00	—	(d)	54	0.06	0.58	—	(e)
1.00	—	(d)	197,083	0.06	0.73	—	(e)
1.00	—	(d)	1	0.06	0.88	0.40
1.00	—	(d)	1	0.06	1.03	0.40
1.00	—	(d)	31,170,061	0.07	0.23	—	(e)
1.00	—	(d)	192,930	0.07	0.26	—	(e)
1.00	—	(d)	43,335	0.07	0.33	—	(e)
1.00	—	(d)	163,450	0.07	0.38	—	(e)
1.00	—	(d)	1,231,641	0.07	0.48	—	(e)
1.00	—	(d)	2,720	0.07	0.58	—	(e)
1.00	—	(d)	140,016	0.07	0.73	—	(e)
1.00	—	(d)	1	0.07	0.88	0.40
1.00	—	(d)	1	0.07	1.03	0.40
1.00	—	(d)	25,382,266	0.10	0.23	—	(e)
1.00	—	(d)	224,452	0.10	0.26	—	(e)
1.00	—	(d)	110,400	0.10	0.33	—	(e)
1.00	—	(d)	165,250	0.10	0.38	—	(e)
1.00	—	(d)	1,352,128	0.10	0.48	—	(e)
1.00	—	(d)	360,992	0.10	0.58	—	(e)
1.00	—	(d)	185,658	0.10	0.73	—	(e)
1.00	—	(d)	1	0.10	0.88	—	(e)
1.00	—	(d)	1	0.10	1.03	—	(e)
1.00	—	(d)	23,364,396	0.07	0.23	—	(e)
1.00	—	(d)	110,090	0.07	0.26	—	(e)
1.00	—	(d)	156,016	0.07	0.33	—	(e)
1.00	—	(d)	157,629	0.07	0.38	—	(e)
1.00	—	(d)	1,319,295	0.07	0.48	—	(e)
1.00	—	(d)	401,333	0.07	0.58	—	(e)
1.00	—	(d)	298,413	0.07	0.73	—	(e)
1.00	—	(d)	1	0.07	0.88	0.40
1.00	—	(d)	1	0.07	1.03	0.40

The accompanying notes are an integral part of these financial statements.	59

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31 ,
2016 - Institutional Shares	$1.00	$0.002		$(0.002)
2016 - Select Shares	1.00	0.001		(0.001)
2016 - Preferred Shares	1.00	0.001		(0.001)
2016 - Capital Shares	1.00	—	(c)	—	(c)
2016 - Administration Shares	1.00	—	(c)	—	(c)
2016 - Premier Shares	1.00	—	(c)	—	(c)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	—	(c)	—	(c)
2016 - Cash Management Shares	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	—	(c)	—	(c)
2015 - Select Shares	1.00	—	(c)	—	(c)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	—	(c)	—	(c)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	—	(c)	—	(c)
2013 - Select Shares	1.00	—	(c)	—	(c)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2013 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	—	(c)	—	(c)
2012 - Select Shares	1.00	—	(c)	—	(c)
2012 - Preferred Shares	1.00	—	(c)	—	(c)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.15%	$19,950,969	0.19%	0.23%	0.14%
1.00	0.13	505,162	0.21	0.26	0.12
1.00	0.08	81,542	0.25	0.33	0.05
1.00	0.05	404,533	0.30	0.38	0.03
1.00	0.01	1,543,863	0.33	0.48	(0.01)
1.00	0.01	1	0.19	0.58	0.36
1.00	0.01	787,768	0.33	0.73	(0.01)
1.00	0.01	1	0.19	0.88	0.36
1.00	0.01	1	0.19	1.03	0.36
1.00	0.01	12,758,713	0.10	0.23	—	(d)
1.00	0.01	169,026	0.10	0.26	—	(d)
1.00	0.01	220,426	0.10	0.33	—	(d)
1.00	0.01	442,625	0.10	0.38	0.01
1.00	0.01	1,620,517	0.10	0.48	—	(d)
1.00	0.01	1	0.10	0.58	(0.02)
1.00	0.01	940,671	0.10	0.73	—	(d)
1.00	0.01	1	0.10	0.88	0.40
1.00	0.01	1	0.10	1.03	0.40
1.00	0.01	12,822,354	0.08	0.23	0.01
1.00	0.01	279,848	0.08	0.26	—	(d)
1.00	0.01	205,386	0.08	0.33	—	(d)
1.00	0.01	356,753	0.08	0.38	—	(d)
1.00	0.01	2,144,601	0.08	0.48	—	(d)
1.00	0.01	948	0.08	0.58	(0.01)
1.00	0.01	915,527	0.08	0.73	—	(d)
1.00	0.01	1	0.08	0.88	0.40
1.00	0.01	1	0.08	1.03	0.40
1.00	0.01	6,998,695	0.14	0.23	0.01
1.00	0.01	189,482	0.14	0.26	0.01
1.00	0.01	146,636	0.14	0.33	0.01
1.00	0.01	317,742	0.14	0.38	0.01
1.00	0.01	1,577,830	0.14	0.48	0.01
1.00	0.01	97,655	0.14	0.58	—	(d)
1.00	0.01	1,061,790	0.14	0.73	0.01
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	1	0.14	1.03	0.40
1.00	0.01	8,084,641	0.12	0.23	0.01
1.00	0.01	152,228	0.12	0.26	—	(d)
1.00	0.01	95,065	0.12	0.33	—	(d)
1.00	0.01	216,015	0.12	0.38	0.01
1.00	0.01	1,525,805	0.12	0.48	0.01
1.00	0.01	124,439	0.12	0.58	0.01
1.00	0.01	1,025,286	0.12	0.73	—	(d)
1.00	0.01	1	0.12	0.88	0.40
1.00	0.01	1	0.12	1.03	0.40

The accompanying notes are an integral part of these financial statements.	61

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31 ,
2016 - Institutional Shares	$1.00	$0.001		$(0.001)
2016 - Select Shares	1.00	0.001		(0.001)
2016 - Preferred Shares	1.00	0.001		(0.001)
2016 - Capital Shares	1.00	—	(c)	—	(c)
2016 - Administration Shares	1.00	—	(c)	—	(c)
2016 - Premier Shares	1.00	—	(c)	—	(c)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	—	(c)	—	(c)
2016 - Cash Management Shares	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	—	(c)	—	(c)
2015 - Select Shares	1.00	—	(c)	—	(c)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	—	(c)	—	(c)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	—	(c)	—	(c)
2013 - Select Shares	1.00	—	(c)	—	(c)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2013 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	—	(c)	—	(c)
2012 - Select Shares	1.00	—	(c)	—	(c)
2012 - Preferred Shares	1.00	—	(c)	—	(c)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.14%	$9,876,558	0.19%	0.23%	0.11%
1.00	0.12	10,969	0.21	0.26	0.09
1.00	0.07	75,756	0.26	0.33	0.03
1.00	0.03	264,092	0.32	0.38	0.01
1.00	0.01	189,870	0.30	0.48	(0.02)
1.00	0.01	1	0.19	0.58	0.36
1.00	0.01	142,607	0.29	0.73	(0.02)
1.00	0.01	1	0.19	0.88	0.37
1.00	0.01	73,211	0.31	1.03	(0.02)
1.00	0.01	10,053,367	0.10	0.23	—	(d)
1.00	0.01	12,266	0.10	0.26	—	(d)
1.00	0.01	40,923	0.10	0.33	—	(d)
1.00	0.01	103,108	0.10	0.38	—	(d)
1.00	0.01	390,266	0.10	0.48	—	(d)
1.00	0.01	1	0.10	0.58	0.01
1.00	0.01	355,272	0.10	0.73	—	(d)
1.00	0.01	1	0.10	0.88	0.40
1.00	0.01	147,486	0.10	1.03	—	(d)
1.00	0.01	9,153,246	0.09	0.23	0.01
1.00	0.01	38,054	0.09	0.26	0.01
1.00	0.01	52,417	0.09	0.33	0.01
1.00	0.01	55,729	0.09	0.38	0.01
1.00	0.01	403,438	0.09	0.48	0.01
1.00	0.01	17,834	0.09	0.58	0.01
1.00	0.01	435,856	0.09	0.73	0.01
1.00	0.01	1	0.09	0.88	0.40
1.00	0.01	90,568	0.09	1.03	0.01
1.00	0.01	8,211,951	0.14	0.23	—	(d)
1.00	0.01	127,241	0.14	0.26	—	(d)
1.00	0.01	53,020	0.14	0.33	—	(d)
1.00	0.01	62,058	0.14	0.38	—	(d)
1.00	0.01	418,901	0.14	0.48	—	(d)
1.00	0.01	1,137,540	0.14	0.58	—	(d)
1.00	0.01	508,699	0.14	0.73	—	(d)
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	47,993	0.14	1.03	—	(d)
1.00	0.01	9,044,336	0.12	0.23	—	(d)
1.00	0.01	89,636	0.12	0.26	0.01
1.00	0.01	60,660	0.12	0.33	—	(d)
1.00	0.01	71,459	0.12	0.38	—	(d)
1.00	0.01	480,896	0.12	0.48	—	(d)
1.00	0.01	1,313,277	0.12	0.58	—	(d)
1.00	0.01	603,587	0.12	0.73	—	(d)
1.00	0.01	1	0.12	0.88	0.40
1.00	0.01	175,249	0.12	1.03	—	(d)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments*	Institutional, Select, Preferred, Capital, Administration, Premier, Service, and Cash Management	Diversified
Government**	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class R6, Class A, Class C, Resource and Cash Management	Diversified
Money Market, Treasury Instruments, Treasury Obligations, and Treasury Solutions (formerly, the Federal Fund)	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management	Diversified
Prime Obligations	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class C, Resource and Cash Management	Diversified
Tax-Exempt Money Market***	Institutional, Select, Preferred, Capital, Administration, Service, and Resource	Diversified

*	Commenced operations on October 30, 2015.
**	Class R6 Shares commenced operations on December 29, 2015. Class A and Class C Shares commenced operations on February 29, 2016.
***	Commenced operations on March 31, 2016.

Class C Shares are generally not available for purchase. Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired. Previously, the ‘Institutional Shares’ were known as the ‘FST Shares’. The Funds no longer include “FST” at the beginning of their share class names.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) on a daily

64

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

basis. Effective on October 11, 2016, the following Funds, which have been designated by the Board of Trustees as “institutional” money market funds under Rule 2a-7, will be required to have a “floating” NAV per share: Financial Square (“FSQ”) Prime Obligations Fund, FSQ Money Market Fund, and FSQ Tax-Exempt Money Market Fund. The investment valuation policy of those Funds will be to value securities based upon available market quotations (or permitted substitutes) of the Fund’s portfolio securities as provided by a third party pricing vendor or broker. All other Funds will continue to use the amortized-cost method of valuation.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Tax-Exempt Money Market Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Goldman Sachs Financial Square Federal Instruments Fund and the Goldman Sachs Financial Square Tax-Exempt Money Market Fund were expensed on the first day of operations.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying

65

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2016, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

66

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares (“CMS”) to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, Goldman Sachs, as Distributor, is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds.

The Trust, on behalf of the Class C Shares, Resource Shares and CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares, Resource Shares and CMS.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

D.  Distribution Agreement — Goldman Sachs as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2016, Goldman Sachs has advised that it retained $0 and $2,567 in CDSCs with respect to Class C Shares of the Government and the Prime Obligations Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2016, except that the “Other Expense” limitation for Tax-Exempt Money Market Fund will remain in place through at least March 17, 2017 and the “Other Expense” limitation for Class A and Class C Shares of the Government Fund will remain in place through at least February 28, 2017. Prior to such dates, GSAM may not terminate these arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

67

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares		Resource Shares		CMS		Class R6 Shares(a)	Class A Shares(a)	Class C Shares(b)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(c)	0.15	(d)	0.30	(d)	N/A	0.25	0.75	(d)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01	0.01

N/A — Fees not applicable to respective share class

(a)	Government Fund only.
(b)	Government Fund and Prime Obligations Fund.
(c)	Service (12b-1) fee only.
(d)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2016, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Federal Instruments, Treasury Obligations, Treasury Instruments and Treasury Solutions Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Exempt Money Market Funds’ average daily net assets. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

68

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2016, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers		Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Federal Instruments(a)	$117	$—	*	$72		$755	$944
Government	20,017	—	*	3,402		—	23,419
Money Market	17,328	—	*	237		—	17,565
Prime Obligations	6,374	—	*	2,727		—	9,101
Tax-Exempt Money Market(b)	1	—		—	*	184	185
Treasury Instruments	15,997	829		3,408		—	20,234
Treasury Obligations	5,351	381		5,056		—	10,788
Treasury Solutions	4,185	285		2,243		—	6,713

(a)	Commenced operations on October 30, 2015.
(b)	Commenced operations on March 31, 2016.
*	Amount less than one thousand.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

As of August 31, 2016, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following funds:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Resource Shares	CMS
Federal Instruments	—%	100%	100%	100%	—%	100%	—%	—%	100%
Government	—	—	—	—	—	100	—	—	7
Money Market	—	—	—	—	—	100	—	100	—
Prime Obligations	—	—	—	—	—	100	—	—	100
Tax-Exempt Money Market	24	100	100	100	100	—	100	100	—
Treasury Instruments	—	—	—	—	—	—	—	100	—
Treasury Obligations	—	—	—	—	—	100	—	100	100
Treasury Solutions	—	—	—	—	—	100	—	100	—

69

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2016, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Federal Instruments(a)	$244,654,323	$—	$—
Government	2,848,635,608	—	—
Money Market	877,669,971	255,163,653	1,146
Prime Obligations	846,626,396	580,716,271	777
Tax-Exempt Money Market(b)	1,225,342	1,940,367	—
Treasury Instruments	5,256,723,907	11,529,217,367	(49,039)
Treasury Obligations	270,495,397	1,555,756,907	179,627
Treasury Solutions	8,520,167,813	2,480,249,994	32,853

(a)	Commenced operations on October 30, 2015.
(b)	Commenced operations on March 31, 2016.

I.  Line of Credit Facility — As of August 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2016, the Funds did not have any borrowings under the facility.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Federal Instruments(a)	Government	Money Market	Prime Obligations	Tax-Exempt Money Market(b)	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$890,692	$89,223,799	$121,956,919	$38,042,401	$—	$64,254,721	$21,202,635	$13,675,527
Net long-term capital gains	—	17,471	160,415	—	—	—	154,001	—
Tax-Exempt income	—	—	—	—	3,905	—	—	—
Total distributions	$890,692	$89,241,270	$122,117,334	$38,042,401	$3,905	$64,254,721	$21,356,636	$13,675,527

(a)	Commenced operations on October 30, 2015.
(b)	Commenced operations on March 31, 2016.

70

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Distribution paid from:
Ordinary income	$2,123,404	$26,642,906	$3,499,179	$398,482	$1,095,768	$683,024
Net long-term capital gains	4,851	102,800	182,366	1,337	21,672	6,640
Tax-Exempt income	—	—	—	—	—	—
Total distributions	$2,128,255	$26,745,706	$3,681,545	$399,819	$1,117,440	$689,664

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were follows:

	Federal Instruments(a)	Government	Money Market	Prime Obligations	Tax-Exempt Money Market(b)	Treasury Instruments	Treasury Obligations	Treasury Solutions
Undistributed ordinary income — net	$81,518	$7,849,693	$2,152,207	$1,300,682	$—	$3,743,403	$2,079,804	$813,053
Undistributed Tax-Exempt income — net	—	—	—	—	1,383	—	—	—
Total undistributed earnings	$81,518	$7,849,693	$2,152,207	$1,300,682	$1,383	$3,743,403	$2,079,804	$813,053
Timing differences (Qualified Late Year Loss Deferral and Dividend Payable)	(4,091)	(7,059,672)	(2,160,322)	(1,400,282)	(1,240)	(2,879,234)	(1,491,189)	(545,374)
Unrealized gains (losses) — Net	(44)	(1,356)	—	—	—	(21,742)	(535)	(2,709)
Total accumulated earnings (losses) — net	$77,383	$788,665	$(8,115)	$(99,600)	$143	$842,427	$588,080	$264,970

(a)	Commenced operations on October 30, 2015.
(b)	Commenced operations on March 31, 2016.

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations, non-deductible expenses and net operating losses.

71

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

5. TAX INFORMATION (continued)

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Federal Instruments	$—	$40,784	$(40,784)
Money Market	57,325	(57,325)	—
Prime Obligations	47,899	(47,899)	—
Tax-Exempt Money Market	—	143	(143)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for Funds that have a floating NAV per share, minimize the volatility of the Fund’s NAV per share). The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Geographic Risk — The Tax-Exempt Money Market Fund has the ability to invest a significant portion of its assets in certain issuers within the same state, geographic region or sector subjecting it to possible risks associated with an adverse economic, business or political development affecting that state, region or sector.

72

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Effective October 11, 2016, the Goldman Sachs Financial Square Prime Obligations Fund (the “Fund”) was designated as an “institutional” money market fund under Rule 2a-7 under the Investment Company Act of 1940, as amended. In connection with that designation, the Fund’s Class C Shares were liquidated and the “retail” component of the Fund’s Service Shares was redeemed on October 11, 2016, pursuant to a Plan of Liquidation and Redemption approved by the Board of Trustees.

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

73

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

Federal Instruments Fund

For the Period Ended August 31, 2016*

Institutional Shares
Shares sold	1,385,664,141
Reinvestment of distributions	875,865
Shares redeemed	(809,178,068)
577,361,938
Select Shares
Shares sold	50,000
Reinvestment of distributions	67
Shares redeemed	—
50,067
Preferred Shares
Shares sold	50,000
Reinvestment of distributions	42
Shares redeemed	—
50,042
Capital Shares
Shares sold	50,000
Reinvestment of distributions	24
Shares redeemed	—
50,024
Administration Shares
Shares sold	103,145,254
Reinvestment of distributions	1
Shares redeemed	(59,313,002)
43,832,253
Premier Shares
Shares sold	50,000
Reinvestment of distributions	4
Shares redeemed	—
50,004
Service Shares
Shares sold	57,177,090
Reinvestment of distributions	1
Shares redeemed	(42,229,202)
14,947,889
Cash Management Shares
Shares sold	50,000
Reinvestment of distributions	3
Shares redeemed	—
50,003
NET INCREASE IN SHARES	636,392,220

*	Commenced operations on October 30, 2015.

74

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	341,664,419,857	205,637,903,177
Reinvestment of distributions	47,502,955	1,044,634
Shares redeemed	(307,661,792,266)	(197,955,201,301)
	34,050,130,546	7,683,746,510
Select Shares
Shares sold	4,724,518,327	1,681,253,719
Reinvestment of distributions	1,486,634	9,981
Shares redeemed	(2,457,856,271)	(1,579,610,687)
	2,268,148,690	101,653,013
Preferred Shares
Shares sold	4,436,751,899	1,220,612,938
Reinvestment of distributions	22,074	7,693
Shares redeemed	(4,149,503,757)	(1,237,959,206)
	287,270,216	(17,338,575)
Capital Shares
Shares sold	6,278,638,378	3,548,052,037
Reinvestment of distributions	872,480	59,413
Shares redeemed	(6,063,354,389)	(3,487,087,899)
	216,156,469	61,023,551
Administration Shares
Shares sold	9,147,766,081	8,574,864,084
Reinvestment of distributions	46,616	7,416
Shares redeemed	(8,394,355,777)	(8,593,973,378)
	753,456,920	(19,101,878)
Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Service Shares
Shares sold	1,207,971,623	1,726,884,742
Reinvestment of distributions	3,944	4,868
Shares redeemed	(1,307,720,818)	(1,634,941,770)
	(99,745,251)	91,947,840
Class A Shares(a)
Shares sold	2,627,049	—
Reinvestment of distributions	32	—
Shares redeemed	(1,064,279)	—
	1,562,802	—
Class C Shares(a)
Shares sold	446,476	—
Reinvestment of distributions	3	—
Shares redeemed	(33,123)	—
	413,356	—
Resource Shares
Shares sold	37,856,196	—
Reinvestment of distributions	883	—
Shares redeemed	(20,223,965)	—
	17,633,114	—
Cash Management Shares
Shares sold	243,548	3,057
Reinvestment of distributions	—	—
Shares redeemed	(233,217)	(10)
	10,331	3,047
Class R6 Shares(b)
Shares sold	5,221,480	—
Reinvestment of distributions	325	—
Shares redeemed	(516,924)	—
	4,704,881	—
NET INCREASE IN SHARES	37,499,742,074	7,901,933,508

(a)	Commenced operations on February 29, 2016.
(b)	Commenced operations on December 29, 2015.

75

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	359,975,501,741	411,191,154,559
Reinvestment of distributions	60,513,386	12,708,992
Shares redeemed	(377,446,008,048)	(404,986,225,057)
	(17,409,992,921)	6,217,638,494
Select Shares
Shares sold	8,194,089,563	6,392,022,858
Reinvestment of distributions	6,865,222	682,769
Shares redeemed	(9,038,094,344)	(5,002,961,577)
	(837,139,559)	1,389,744,050
Preferred Shares
Shares sold	2,790,204,684	889,830,559
Reinvestment of distributions	129,915	4,637
Shares redeemed	(2,848,127,716)	(839,182,179)
	(57,793,117)	50,653,017
Capital Shares
Shares sold	1,757,607,292	717,653,705
Reinvestment of distributions	561,194	6,126
Shares redeemed	(1,850,937,346)	(552,929,140)
	(92,768,860)	164,730,691
Administration Shares
Shares sold	1,697,152,174	1,283,121,797
Reinvestment of distributions	323,068	16,469
Shares redeemed	(1,812,259,753)	(1,129,595,021)
	(114,784,511)	153,543,245
Premier Shares
Shares sold	—	—
Reinvestment of distributions	1	—
Shares redeemed	—	—
	1	—
Service Shares
Shares sold	218,281,802	176,633,158
Reinvestment of distributions	1,164	1,080
Shares redeemed	(222,349,097)	(176,531,609)
	(4,066,131)	102,629
Resource Shares
Shares sold	—	—
Reinvestment of distributions	1	—
Shares redeemed	—	—
	1	—
Cash Management Shares
Shares sold	14,627,940	13,202,769
Reinvestment of distributions	646	227
Shares redeemed	(11,927,270)	(5,162,826)
	2,701,316	8,040,170
NET INCREASE (DECREASE) IN SHARES	(18,513,843,781)	7,984,452,296

76

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	103,785,116,510	69,161,619,441
Reinvestment of distributions	11,417,004	1,073,818
Shares redeemed	(105,708,221,276)	(70,885,373,477)
	(1,911,687,762)	(1,722,680,218)
Select Shares
Shares sold	2,117,945,818	442,506,580
Reinvestment of distributions	270,446	8,869
Shares redeemed	(2,197,760,584)	(472,513,053)
	(79,544,320)	(29,997,604)
Preferred Shares
Shares sold	5,446,341,434	3,694,122,718
Reinvestment of distributions	510,400	26,507
Shares redeemed	(5,500,202,709)	(3,469,610,401)
	(53,350,875)	224,538,824
Capital Shares
Shares sold	602,761,250	409,646,264
Reinvestment of distributions	161,889	4,613
Shares redeemed	(566,760,887)	(377,999,128)
	36,162,252	31,651,749
Administration Shares
Shares sold	13,601,562,982	10,673,725,644
Reinvestment of distributions	374,085	22,830
Shares redeemed	(14,244,549,509)	(10,424,704,689)
	(642,612,442)	249,043,785
Premier Shares
Shares sold	—	1
Reinvestment of distributions	—	—
Shares redeemed	(5)	—
	(5)	1
Service Shares
Shares sold	4,837,531,314	9,927,354,265
Shares converted from Class B Shares(a)	—	2,125,755
Reinvestment of distributions	28,135	60,764
Shares redeemed	(5,361,694,359)	(10,090,976,848)
	(524,134,910)	(161,436,064)
Class B Shares(a)
Shares sold	—	140,281
Shares converted to Service Shares	—	(2,125,755)
Reinvestment of distributions	—	27
Shares redeemed	—	(1,213,401)
	—	(3,198,848)
Class C Shares
Shares sold	9,508,979	9,406,529
Reinvestment of distributions	2,021	1,915
Shares redeemed	(10,820,524)	(10,360,943)
	(1,309,524)	(952,499)
Resource Shares
Shares sold	101,281,054	128,972,371
Reinvestment of distributions	6,820	7,548
Shares redeemed	(101,514,632)	(135,480,663)
	(226,758)	(6,500,744)
Cash Management Shares
Shares sold	5	—
Reinvestment of distributions	—	—
Shares redeemed	(5)	—
	—	—
NET DECREASE IN SHARES	(3,176,704,344)	(1,419,531,618)

(a)	Class B Shares were converted to Service Shares at the close of business on November 14, 2014.

77

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

Tax-Exempt Money Market Fund

For the Period Ended August 31, 2016*

Institutional Shares
Shares sold	14,995,333
Reinvestment of distributions	2,644
Shares redeemed	(2,502,693)
12,495,284
Select Shares
Shares sold	10,000
Reinvestment of distributions	7
Shares redeemed	—
10,007
Preferred Shares
Shares sold	10,000
Reinvestment of distributions	4
Shares redeemed	—
10,004
Capital Shares
Shares sold	10,000
Reinvestment of distributions	3
Shares redeemed	—
10,003
Administration Shares
Shares sold	10,000
Reinvestment of distributions	2
Shares redeemed	—
10,002
Service Shares
Shares sold	10,000
Reinvestment of distributions	2
Shares redeemed	—
10,002
Resource Shares
Shares sold	10,005
Reinvestment of distributions	2
Shares redeemed	(5)
10,002
NET INCREASE IN SHARES	12,555,304

*	Commenced operations on March 31, 2016.

78

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	172,852,122,298	110,075,364,816
Reinvestment of distributions	38,873,240	260,516
Shares redeemed	(156,390,561,598)	(107,151,473,696)
	16,500,433,940	2,924,151,636
Select Shares
Shares sold	49,612,983	341,563,593
Reinvestment of distributions	19,119	1,190
Shares redeemed	(108,631,567)	(454,486,171)
	(58,999,465)	(112,921,388)
Preferred Shares
Shares sold	455,706,727	417,407,771
Reinvestment of distributions	7,441	282
Shares redeemed	(476,011,362)	(427,710,336)
	(20,297,194)	(10,302,283)
Capital Shares
Shares sold	2,575,909,714	1,592,772,320
Reinvestment of distributions	111,256	2,724
Shares redeemed	(2,433,503,089)	(1,402,897,479)
	142,517,881	189,877,565
Administration Shares
Shares sold	8,080,799,975	5,528,070,349
Reinvestment of distributions	13,405	8,853
Shares redeemed	(7,996,187,327)	(4,657,953,847)
	84,626,053	870,125,355
Premier Shares
Shares sold	20,005,149	1,225,126
Reinvestment of distributions	—	13
Shares redeemed	(917,314)	(3,892,090)
	19,087,835	(2,666,951)
Service Shares
Shares sold	322,514,582	563,884,438
Reinvestment of distributions	552	536
Shares redeemed	(428,002,431)	(506,817,396)
	(105,487,297)	57,067,578
Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Cash Management Shares
Shares sold	278,298	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	278,298	—
NET INCREASE IN SHARES	16,562,160,051	3,915,331,512

79

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	97,363,853,064	83,027,774,903
Reinvestment of distributions	10,384,855	470,494
Shares redeemed	(90,182,570,590)	(83,091,755,213)
	7,191,667,329	(63,509,816)
Select Shares
Shares sold	873,046,093	485,570,090
Reinvestment of distributions	179,323	11,267
Shares redeemed	(537,103,323)	(596,401,590)
	336,122,093	(110,820,233)
Preferred Shares
Shares sold	1,141,034,269	1,143,988,026
Reinvestment of distributions	55,229	8,104
Shares redeemed	(1,279,977,158)	(1,128,953,751)
	(138,887,660)	15,042,379
Capital Shares
Shares sold	2,978,985,083	1,048,118,763
Reinvestment of distributions	186,951	15,924
Shares redeemed	(3,017,277,611)	(962,257,750)
	(38,105,577)	85,876,937
Administration Shares
Shares sold	6,933,045,331	7,111,895,286
Reinvestment of distributions	28,279	27,807
Shares redeemed	(7,009,778,183)	(7,635,989,238)
	(76,704,573)	(524,066,145)
Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	12
Shares redeemed	—	(947,116)
	—	(947,104)
Service Shares
Shares sold	2,298,748,847	3,501,209,615
Reinvestment of distributions	9,364	15,650
Shares redeemed	(2,451,687,483)	(3,476,071,679)
	(152,929,272)	25,153,586
Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	7,121,162,340	(573,270,396)

80

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	28,752,349,005	18,861,857,769
Reinvestment of distributions	9,208,383	475,267
Shares redeemed	(28,938,114,201)	(17,962,709,303)
	(176,556,813)	899,623,733
Select Shares
Shares sold	6,200,006	76,131,751
Reinvestment of distributions	11,386	2,087
Shares redeemed	(7,508,363)	(101,922,099)
	(1,296,971)	(25,788,261)
Preferred Shares
Shares sold	697,520,894	157,068,380
Reinvestment of distributions	24,437	2,432
Shares redeemed	(662,712,556)	(168,566,686)
	34,832,775	(11,495,874)
Capital Shares
Shares sold	1,336,137,651	221,262,990
Reinvestment of distributions	49,784	17
Shares redeemed	(1,175,205,221)	(173,889,259)
	160,982,214	47,373,748
Administration Shares
Shares sold	439,259,245	666,400,848
Reinvestment of distributions	8,175	10,964
Shares redeemed	(639,648,519)	(679,603,013)
	(200,381,099)	(13,191,201)
Premier Shares
Shares sold	9	—
Reinvestment of distributions	—	471
Shares redeemed	(5)	(17,833,415)
	4	(17,832,944)
Service Shares
Shares sold	1,323,551,907	2,344,631,092
Reinvestment of distributions	5,066	10,863
Shares redeemed	(1,536,207,787)	(2,425,243,543)
	(212,650,814)	(80,601,588)
Resource Shares
Shares sold	5	—
Reinvestment of distributions	—	—
Shares redeemed	(5)	—
	—	—
Cash Management Shares
Shares sold	250,039,275	334,531,352
Reinvestment of distributions	—	—
Shares redeemed	(324,308,723)	(277,620,535)
	(74,269,448)	56,910,817
NET INCREASE (DECREASE) IN SHARES	(469,340,152)	854,998,430

81

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at August 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

82

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited)

As a shareholder of Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2016 through August 31, 2016, which represents a period of 154 days of a 366 day year for the Tax-Exempt Money Market Fund; and from March 1, 2016 through August 31, 2016, which represents a period of 184 days of a 366 day year for the remaining Funds.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Instruments Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Institutional Shares
Actual	$1,000.00	$1,001.16		$1.01	$1,000.00	$1,001.39		$0.91	$1,000.00	$1,002.06		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
Select Shares
Actual	1,000.00	1,001.01		1.16	1,000.00	1,001.24		1.06	1,000.00	1,001.90		1.06
Hypothetical (5% return before expenses)	1,000.00	1,023.98	+	1.17	1,000.00	1,024.08	+	1.07	1,000.00	1,024.08	+	1.07
Preferred Shares
Actual	1,000.00	1,000.65		1.56	1,000.00	1,000.89		1.41	1,000.00	1,001.55		1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.58	+	1.58	1,000.00	1,023.73	+	1.42	1,000.00	1,023.73	+	1.42
Capital Shares
Actual	1,000.00	1,000.40		1.76	1,000.00	1,000.64		1.66	1,000.00	1,001.30		1.66
Hypothetical (5% return before expenses)	1,000.00	1,023.38	+	1.78	1,000.00	1,023.48	+	1.68	1,000.00	1,023.48	+	1.68
Administration Shares
Actual	1,000.00	1,000.08		2.11	1,000.00	1,000.14		2.16	1,000.00	1,000.80		2.16
Hypothetical (5% return before expenses)	1,000.00	1,023.03	+	2.14	1,000.00	1,022.97	+	2.19	1,000.00	1,022.97	+	2.19
Premier Shares
Actual	1,000.00	1,000.05		2.16	1,000.00	1,000.14		0.90	1,000.00	1,000.80		0.91
Hypothetical (5% return before expenses)	1,000.00	1,022.97	+	2.19	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
Service Shares
Actual	1,000.00	1,000.03		2.11	1,000.00	1,000.03		2.26	1,000.00	1,000.03		2.92
Hypothetical (5% return before expenses)	1,000.00	1,023.03	+	2.14	1,000.00	1,022.87	+	2.29	1,000.00	1,022.22	+	2.95
Class A Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.14		2.16	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.97	+	2.19	N/A	N/A		N/A
Class C Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.14		2.21	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.92	+	2.24	N/A	N/A		N/A
Resource Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.03		2.26	1,000.00	1,000.80		0.91
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.87	+	2.29	1,000.00	1,024.23	+	0.92
Cash Management Shares
Actual	1,000.00	1,000.04		2.16	1,000.00	1,000.14		2.01	1,000.00	1,000.03		2.92
Hypothetical (5% return before expenses)	1,000.00	1,022.97	+	2.19	1,000.00	1,023.13	+	2.03	1,000.00	1,022.22	+	2.95
Class R6 Shares
Actual	N/A	N/A		N/A	1,000.00	1,001.39		0.91	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.23	+	0.92	N/A	N/A		N/A

83

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt Money Market(a)				Treasury Instruments Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/31/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Institutional Shares
Actual	$1,000.00	$1,001.97		$0.91	$1,000.00	$1,000.86		$0.76	$1,000.00	$1,000.99		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92	1,000.00	1,024.13	+	1.02
Select Shares
Actual	1,000.00	1,001.82		1.06	1,000.00	1,000.73		0.93	1,000.00	1,000.84		1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.08	+	1.07	1,000.00	1,024.03	+	1.12	1,000.00	1,023.98	+	1.17
Preferred Shares
Actual	1,000.00	1,001.47		1.41	1,000.00	1,000.45		1.22	1,000.00	1,000.49		1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.73	+	1.42	1,000.00	1,023.68	+	1.48	1,000.00	1,023.63	+	1.53
Capital Shares
Actual	1,000.00	1,001.22		1.66	1,000.00	1,000.27		1.35	1,000.00	1,000.24		1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.48	+	1.68	1,000.00	1,023.53	+	1.63	1,000.00	1,023.38	+	1.78
Administration Shares
Actual	1,000.00	1,000.71		2.16	1,000.00	1,000.19		1.43	1,000.00	1,000.01		1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.97	+	2.19	1,000.00	1,023.43	+	1.73	1,000.00	1,023.18	+	1.98
Premier Shares
Actual	1,000.00	1,000.71		0.91	N/A	N/A		N/A	1,000.00	1,000.01		2.01
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92	N/A	N/A		N/A	1,000.00	1,023.13	+	2.03
Service Shares
Actual	1,000.00	1,000.05		2.87	1,000.00	1,000.20		1.47	1,000.00	1,000.01		1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.27	+	2.90	1,000.00	1,023.38	+	1.78	1,000.00	1,023.18	+	1.98
Class C Shares
Actual	1,000.00	1,000.05		2.82	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,022.32	+	2.85	N/A	N/A		N/A	N/A	N/A		N/A
Resource Shares
Actual	1,000.00	1,000.05		2.82	1,000.00	1,000.19		1.47	1,000.00	1,000.01		1.86
Hypothetical (5% return before expenses)	1,000.00	1,022.32	+	2.85	1,000.00	1,023.38	+	1.78	1,000.00	1,023.28	+	1.88
Cash Management Shares
Actual	1,000.00	1,000.71		0.91	N/A	N/A		N/A	1,000.00	1,000.01		2.01
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92	N/A	N/A		N/A	1,000.00	1,023.13	+	2.03

84

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited) (continued)

	Treasury Obligations Fund				Treasury Solutions Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Institutional Shares
Actual	$1,000.00	$1,001.13		$1.01	$1,000.00	$1,001.02		$1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.13	+	1.02
Select Shares
Actual	1,000.00	1,000.97		1.16	1,000.00	1,000.87		1.16
Hypothetical (5% return before expenses)	1,000.00	1,023.98	+	1.17	1,000.00	1,023.98	+	1.17
Preferred Shares
Actual	1,000.00	1,000.62		1.51	1,000.00	1,000.52		1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	1,000.00	1,023.63	+	1.53
Capital Shares
Actual	1,000.00	1,000.37		1.76	1,000.00	1,000.27		1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.38	+	1.78	1,000.00	1,023.38	+	1.78
Administration Shares
Actual	1,000.00	1,000.03		2.11	1,000.00	1,000.03		2.01
Hypothetical (5% return before expenses)	1,000.00	1,023.03	+	2.14	1,000.00	1,023.13	+	2.03
Premier Shares
Actual	1,000.00	1,000.03		1.86	1,000.00	1,000.03		1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.28	+	1.88	1,000.00	1,023.33	+	1.83
Service Shares
Actual	1,000.00	1,000.03		2.11	1,000.00	1,000.03		2.01
Hypothetical (5% return before expenses)	1,000.00	1,023.03	+	2.14	1,000.00	1,023.13	+	2.03
Resource Shares
Actual	1,000.00	1,000.03		1.86	1,000.00	1,000.03		1.86
Hypothetical (5% return before expenses)	1,000.00	1,023.28	+	1.88	1,000.00	1,023.28	+	1.88
Cash Management Shares
Actual	1,000.00	1,000.03		1.86	1,000.00	1,000.03		2.01
Hypothetical (5% return before expenses)	1,000.00	1,023.28	+	1.88	1,000.00	1,023.13	+	2.03

85

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited) (continued)

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares	Class A Shares	Class C Shares	Resource Shares	Cash Management Shares	Class R6 Shares
Federal Instruments	0.20%	0.23%	0.31%	0.35%	0.42%	0.43%	0.42%	N/A	N/A	N/A	0.43%	N/A
Government	0.18%	0.21%	0.28%	0.33%	0.43%	0.18%	0.45%	0.43%	0.44%	0.45%	0.40%	0.18%
Money Market	0.18%	0.21%	0.28%	0.33%	0.43%	0.18%	0.58%	N/A	N/A	0.18%	0.58%	N/A
Prime Obligations	0.18%	0.21%	0.28%	0.33%	0.43%	0.18%	0.57%	N/A	0.56%	0.56%	0.18%	N/A
Tax-Exempt Money Market(a)	0.18%	0.22%	0.29%	0.32%	0.34%	N/A	0.35%	N/A	N/A	0.35%	N/A	N/A
Treasury Instruments	0.20%	0.23%	0.30%	0.35%	0.39%	0.40%	0.39%	N/A	N/A	0.37%	0.40%	N/A
Treasury Obligations	0.20%	0.23%	0.30%	0.35%	0.42%	0.37%	0.42%	N/A	N/A	0.37%	0.37%	N/A
Treasury Solutions	0.20%	0.23%	0.30%	0.35%	0.40%	0.36%	0.40%	N/A	N/A	0.37%	0.40%	N/A
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on March 31, 2016.

86

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Financial Square Federal Instruments Fund, which commenced operations on October 30, 2015, and the Financial Square Tax-Exempt Money Market Fund, which commenced operations on March 31, 2016); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

87

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund (with the exception of the Financial Square Tax-Exempt Money Market Fund, which commenced operations in 2016) and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

88

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except for the Financial Square Federal Instruments Fund, which commenced operations on October 30, 2015, and the Financial Square Tax-Exempt Money Market Fund, which commenced operations on March 31, 2016) to its peers using rankings compiled by the Outside Data Provider as of December 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment objectives and the credit parameters. They also considered the challenging yield environment in which the Funds had operated since 2009, and noted that the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Funds’ investors, in many instances as the result of voluntary fee waivers and expense reimbursements. The Trustees considered that the Investment Adviser has continued to expend substantial resources to respond to amendments to the regulatory regime for money market funds. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors. The Trustees noted changes to the Financial Square Prime Obligations Fund’s investment strategy in December 2015 to permit the Fund to invest in U.S. dollar-denominated obligations of foreign issuers.

The Trustees noted that Financial Square Federal Instruments Fund had launched on October 30, 2015 and the Financial Square Tax-Exempt Money Market Fund had launched on March 31, 2016, and did not yet have meaningful performance histories.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”) had taken a number of steps, including waiving management, distribution, service, administration and/or transfer agency fees (as applicable) and reimbursing expenses for the Funds in order to maintain positive yields. They also observed that the Investment Adviser was expending substantial resources to respond to recent amendments to the regulatory regime for money market funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

89

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the Financial Square Tax-Exempt Money Market Fund, which commenced operations on March 31, 2016). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of the Financial Square Tax-Exempt Money Market Fund) were provided for 2015 and 2014 (2015 only for the Financial Square Federal Instruments Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

90

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

91

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II, Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				141	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

92

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

93

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	139	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

94

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer.	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015), Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

95

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2016, 100% of the distributions from net investment income paid by the Financial Square Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Government, Financial Square Money Market, and Financial Square Treasury Obligations Funds designate $17,471, $160,415, and $154,001 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2016.

During the year ended August 31, 2016, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Tax-Exempt Money Market, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[2]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[5]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
[1]	You could lose money by investing in a money market fund. Because the share price of certain money market funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Although certain money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. Certain money market funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market funds’ sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[2]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[3]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 66767-TMPL-10/2016 FSQAR-16/77.5K

Goldman Sachs Funds

Annual Report	August 31, 2016

Investor FundsSM
Money Market*
Tax-Exempt Money Market**

* The Goldman Sachs Investor Market Fund commenced operations on January 29, 2016.

** Effective March 31, 2016, the name of the Goldman Sachs Financial Square Tax-Free Money Market Fund was changed to the Goldman Sachs Investor Tax-Exempt Money Market Fund. In addition, as of October 11, 2016, the Fund only accepts investments from accounts beneficially owned by natural persons.

Goldman Sachs Investor Funds

■	MONEY MARKET FUND

■	TAX-EXEMPT MONEY MARKET FUND

Market Review	1

Portfolio Results	4

Fund Basics	8

Yield Summary	9

Sector Allocations	10

Schedules of Investments	11

Financial Statements	19

Financial Highlights	22

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	36

Other Information	37

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Investor Funds

Market Review

In September 2015, the Federal Reserve (the “Fed”) remained on hold, keeping the targeted federal funds (“fed funds”) rate near zero and sending a dovish message to the financial markets. (Dovish messaging tends to suggest lower interest rates.) As a result, participant projections for the fed funds rate and the timing of Fed action shifted down and extended out, respectively. Inflation projections for the next few years also came down as did the expected unemployment rate. However, we believe Fed messaging increasingly indicated a desire to raise rates in 2015. As for economic data, U.S. non-farm payrolls were disappointing, with 142,000 new jobs added in August 2015, below market expectations of approximately 200,000. The unemployment rate remained at 5.1%. The U.S. Institute for Supply Management (“ISM”) Manufacturing Purchasing Managers’ Index (“PMI”) declined to 50.2 in September 2015 from 51.1 in August 2015. Core inflation was flat at 1.8% year over year in September 2015. The end of September 2015 also saw the biggest use of the Fed’s reverse repurchase agreement program (“RRP”) facility since it was instituted, with $475 billion in total bids across the two term auctions and the overnight facility and $450 billion in total take-up or purchases. (Through the RRP, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRP is intended to help set a floor under short-term interest rates after years of near-zero Fed policy rates and quantitative easing.) The total bids across all three auctions slightly exceeded year-end 2014. Sharp bill pay-downs as a result of debt ceiling constraints, quarter-end balance sheet pressures and a contingent of front-end investors caught off-guard by the Fed remaining on hold all contributed to the increase. Short-term Treasury bills were offered at negative rates into 2016, and liquidity was challenged across the board as the U.S. Treasury cut bill supply.

In the fourth quarter of 2015, the Fed delivered its first interest rate hike since 2006. More specifically, the Fed raised the targeted fed funds rate by 25 basis points in December 2015 and projected four rate hikes for the 2016 calendar year. (A basis point is 1/100th of a percentage point.) The U.S. economy continued to display a positive growth trend. U.S. non-farm payrolls indicated 292,000 new jobs in December 2015, above market expectations of approximately 200,000, and the data for October and November 2015 were also revised upward by 50,000 new jobs. The December 2015 unemployment rate fell to 5.0% despite a 0.1% increase in the labor participation rate. In contrast, economic growth in other developed countries softened, and emerging markets economies broadly weakened, due largely to falling commodity prices and concerns around a slowdown in China’s economy. Outside the U.S., the global monetary policy environment remained highly accommodative. Despite accommodative monetary policies, inflation remained subdued in the world’s major economies during the fourth calendar quarter.

In the first quarter of 2016, all eyes were on the Fed, with the release of its policy statement, updated economic projections and a press conference following a two-day meeting in March 2016 of particular attention. The statement leaned dovish, as it twice mentioned global economic conditions as a key concern. The projections were also dovish, as the path of interest rates came down, with the median projection then calling for two hikes in 2016, down from four in December 2015. Near-term core inflation was unchanged. The press conference was fairly balanced, focusing on global concerns and inflation expectations, which remained lower than the Fed would like, among other topics. However, the Fed was also careful to note that it does not view an overshoot of its inflation target as an acceptable outcome. Markets reacted accordingly, with rates rallying, the U.S. dollar weakening, equities rising and the derivative

1

MARKET REVIEW

market reflecting the reduced probability of a June 2016 interest rate hike. The Fed signaled more sensitivity to the global economic environment than expected by many market participants. On the economic front, the labor market performed well, and developments at the end of the first quarter of 2016 maintained the dichotomy between further improvement in the labor market and concerns about global conditions on the part of the Fed leadership. Non-farm payrolls were above consensus expectations. The unemployment rate remained at 5.0%, however, this was largely due to an uptick in the participation rate, also by 0.1%, to 63.0%. Average hourly earnings rose more than the consensus expected, increasing at a 2.3% year over year pace.

During the second quarter of 2016, commodities prices seemed to stabilize and perceived risks surrounding slowing Chinese economic growth and the potential of a U.S. recession declined. In June 2016, however, the U.K.’s surprise “leave” vote in its referendum about membership in the European Union, popularly known as “Brexit,” produced a renewed sense of uncertainty in the markets. The upcoming U.S. elections also appeared, in our view, to increase market uncertainty and volatility. U.S. economic news was positive, with U.S. non-farm payrolls indicating 287,000 new jobs in June 2016, significantly above market expectations of approximately 180,000. The unemployment rate ticked down to 4.9%. Still, it remained unclear what the jobs report would mean for the Fed given limited wage/inflation pressure. The Fed remained focused on downside risk and lack of inflation pressure.

The Fed met in June 2016. Although its subsequent statement was marginally dovish, and the economic data estimates for Gross Domestic Product (“GDP”), inflation and unemployment were largely unchanged, the fed funds rate forecast shifted in a materially dovish way. Median projections for 2017-2018 as well as the long-term fed funds rate estimate all came down. In addition, the tone of the press conference leaned dovish, with worries about slowing labor market momentum as the key takeaway. Given the small changes to the economic forecasts followed by the larger changes to the fed funds rate projections, we believed this dichotomy could be explained by one of two — or possibly both — ways. One is a dovish shift in the Fed reaction function (how it interprets and reacts to economic data and market developments). The other is a belief that the U.S. economy’s long-term potential is diminished and therefore may require a lower rate of interest going forward, a theory the Fed had previously been reluctant to embrace.

During July 2016, growth in many economies outside the U.S. was faltering, political and geopolitical event risk was elevated and central bank monetary policy was, in our view, increasingly disruptive. In this environment, steady job gains in the U.S. and positive global economic data surprises provided critical fundamental support for the financial markets and for market expectations of a Fed rate hike by year-end 2016. The Global Manufacturing PMI rose to 51.0 in July 2016 from 50.3 in June 2016, signaling improvements in global manufacturing activity — an eight-month high, according to J.P. Morgan — reversing weakness seen during the first half of 2016. In the U.S., non-farm payrolls indicated 255,000 new jobs were created in July 2016, higher than the market expectations of approximately 180,000 new jobs. The U.S. unemployment rate remained stable at 4.9%. The U.S. ISM Manufacturing PMI edged down to 52.6 in July 2016 from 53.2 in June 2016. Core inflation for June 2016, which was reported in July 2016, rose modestly to 2.3% year over year from 2.2% in May 2016.

In August 2016, global central banks maintained their accommodative monetary policies in the face of political uncertainties as well as anemic economic growth and inflation outlooks. The Bank of England (“BoE”) also unveiled monetary easing measures to cushion the

2

MARKET REVIEW

potential impact of Brexit. BoE Governor Carney described the package as “timely, coherent and comprehensive” and assured financial markets that all of its four measures had “scope for further action.” Elsewhere, the Bank of Japan (“BoJ”) fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In the U.S., hawkish comments from the Fed boosted market expectations of a rate hike during 2016. (Hawkish comments tend to suggest higher interest rates.) Economic data surprises on both the positive and negative sides suggested monetary policy action was most likely in December 2016. U.S. non-farm payrolls showed approximately 151,000 new jobs were created in August 2016, adding to the strong and above consensus readings of prior summer months. While the gains were moderate and below market expectations of 180,000, they were above the breakeven rate, which is the pace of job gains the Fed considers sufficient to hold unemployment steady over time. The U.S. unemployment rate remained at 4.9%. The U.S. ISM Manufacturing PMI edged down to 52.0 in August 2016. Core inflation for July 2016, which was reported in August 2016, fell marginally to 2.2% year over year from 2.3% in June 2016.

Looking Ahead

At the end of August 2016, weaker than consensus expected U.S. manufacturing and service sector data, combined with moderate non-farm payroll employment gains, reduced the market-implied probability of a Fed rate hike in September 2016. Given that the employment gains were above the Fed’s breakeven rate, however, we continued to expect an interest rate hike by year-end 2016.

Overall, we expect to keep the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

3

PORTFOLIO RESULTS

Goldman Sachs Investor Money Market Fund

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Money Market Fund’s (the “Fund”) performance and positioning for the period from its inception on January 29, 2016 through August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	The Fund’s standardized 7-day current yield was 0.58% and its standardized 7-day effective yield was 0.58% as of August 31, 2016. The Fund’s one-month simple average yield was 0.51% as of August 31, 2016. The Fund’s 7-day distribution yield as of August 31, 2016 was 0.58%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

Q	What key factors were responsible for the performance of the Fund during the Reporting Period?

A	The Fund’s yields edged up during the Reporting Period due primarily to the economic and market factors discussed above. With the targeted fed funds rate within a range of 0.25% and 0.50% throughout the Reporting Period, money market yields remained anchored near the same level with little difference between maturities. That said, the money market yield curve, or spectrum of maturities, flattened during the Reporting Period as yields on the shorter end of the curve rose more than yields on the longer end of the curve.

In keeping with our investment approach, we sought to position the Fund to take advantage of changes in the interest rate environment, and throughout the Reporting Period, we found pockets of opportunity to add extra yield, particularly further out on the curve. That said, it should be noted that regardless of interest rate conditions, we seek to manage the Fund consistently. Our investment approach is tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to seek to provide the best possible return within the framework of the Fund’s guidelines and investment objective.

Q	How did you manage the Fund’s weighted average maturity during the Reporting Period?

A	As the Fund commenced operations on January 29, 2016, we focused primarily on investing the portfolio during the first two months of the Reporting Period. At the beginning of the second quarter of 2016, the Fund’s weighted average maturity was in a range of between 35 days and 45 days. During the second calendar quarter, in advance of what we expected to be a rotation of cash from commercial paper strategies to government strategies before the implementation of money market fund reform (which becomes effective in October 2016), we shortened the Fund’s weighted average maturity to a range of between 25 days and 35 days. We maintained the Fund’s weighted average maturity at between 25 days and 35 days for the remainder of the Reporting Period. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund, taking into consideration any available maturity shortening features.

4

PORTFOLIO RESULTS

Q	How did you manage the Fund’s weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	How was the Fund invested during the Reporting Period?

A	The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper, variable rate demand notes and certificates of deposit during the Reporting Period.

Q	Did you make any changes to the Fund’s portfolio during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Fund’s weighted average maturity and its allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

The U.S. Securities and Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds. These changes will: (1) permit money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating net asset value (“NAV”) rounded to the fourth decimal place. For additional information, refer to the Funds’ current prospectuses at www.gsamfunds.com.

5

PORTFOLIO RESULTS

Goldman Sachs Investor Tax-Exempt Money Market Fund

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Investor Tax-Exempt Money Market Fund’s1 (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	The Fund’s standardized 7-day current yield was 0.38% and its standardized 7-day effective yield was 0.38% as of August 31, 2016. The Fund’s one-month simple average yield was 0.30% as of August 31, 2016. The Fund’s 7-day distribution yield as of August 31, 2016 was 0.38%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

Q	What key factors were responsible for the performance of the Fund during the Reporting Period?

A	The Fund’s yields, which were low at the beginning of the Reporting Period, moved higher, due in part to the economic and market factors discussed in the Market Review. Tax-exempt money market yields rose modestly as investors priced in the potential, and then the reality, of the Fed’s interest rate hike in December 2015. The tax-exempt money market yield curve, or spectrum of maturities, flattened during the Reporting Period as yields on the shorter end of the curve rose more than yields on the longer end of the curve.

The Fund’s holdings of variable rate demand notes (“VRDNs”) also added to its yields during the Reporting Period overall. In the first four months of the Reporting Period, the Securities Industry and Financial Markets Association (“SIFMA”) 7-day VRDN Index remained near record lows, as high demand and strained supply put pressure on VRDN prices. Because of these supply and demand conditions, the SIFMA 7-day VRDN Index remained at an all-time low of 0.01% in spite of the Fed rate hike in December 2015. At the same time, most tax-exempt money market funds sought to maintain shorter maturity positions ahead of the implementation of money market fund reform, which becomes effective in October 2016. As a result of tight supply, many of these funds focused their purchases on securities with lower interest rates that were set to mature in early 2016, rather than on full one-year maturities. In early 2016, the SIFMA 7-day VRDN Index rose from its lows as outflows from tax-exempt money market funds increased, especially around tax time. Between January 2016 and the end of the Reporting Period, tax-exempt money market funds experienced approximately $100 billion of outflows — the highest in several years — as short-maturity tax-exempt bonds remained relatively expensive compared to a number of other assets. There was also a dramatic increase in VRDN investments by taxable money market funds, as the SIFMA 7-day VRDN Index traded near levels that taxable money market funds would have to pay in interest for overnight time deposits. At the end of 2015, taxable commercial paper strategies held $16 billion in VRDNs, but by the end of June 2016, that number had increased to $26 billion. The SIFMA 7-day VRDN Index finished the Reporting Period at approximately 0.60%

Q	How did you manage the Fund’s weighted average maturity during the Reporting Period?

A	During the Reporting Period overall, the Fund’s weighted average maturity was generally in a range of between five days and 15 days. We maintained positions at the shorter end of our targeted weighted average maturity range in response

[1]	Effective March 31, 2016, the name of the Goldman Sachs Financial Square Tax-Free Money Market was changed to the Goldman Sachs Investor Tax-Exempt Money Market Fund.

6

PORTFOLIO RESULTS

to upcoming money market fund reform, the likelihood of rising rates in 2016 and our focus on maintaining high liquidity. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund, taking into consideration any available maturity shortening features.

Q	How did you manage the Fund’s weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	How was the Fund invested during the Reporting Period?

A	The Fund had investments during the Reporting Period in VRDNs, tax-exempt commercial paper, tax anticipation notes, general obligation bonds, government agency debt, Treasury repurchase agreements, revenue bonds and municipal put bonds.

Q	Did you make any changes to the Fund’s portfolio during the Reporting Period?

A	During the Reporting Period, we made adjustments to the Fund’s weighted average maturity and its allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

7

FUND BASICS

Investor Funds

as of August 31, 2016

PERFORMANCE REVIEW[1]
January 29, 2016–August 31, 2016	Fund Total Return (based on NAV)[2] Class I Shares or Institutional Shares	iMoneynet Institutional Average[3]
Money Market	0.24%	0.15%[4]

September 1, 2015–August 31, 2016
Tax-Exempt Money Market	0.11%	0.07%[5]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The Money Market Fund offers seven separate classes of shares (Class I, Class A, Class C, Administration, Cash Management, Resource and Service Shares) and the Tax-Exempt Money Market Fund offers eleven separate classes of shares (Institutional, Class A, Class C, Administration, Capital, Cash Management, Preferred, Premier, Resource, Select, and Service Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I and Institutional Shares do not have distribution (12b-1), administration or shareholder service fees. The Class A, Class C, Administration, Capital, Cash Management, Preferred, Premier, Resource, Select, and Service Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: Class A Shares pay 0.25%, Class C Shares pay 0.75%, Administration Shares pay 0.25%, Capital Shares pay 0.15%, Cash Management Shares pay 0.80%, Preferred Shares pay 0.10%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Select Shares pay 0.03%, and Service Shares pay 0.50%.

If these fees were reflected in the above performance, performance would have been reduced.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[3]	Source: iMoneyNet, Inc. August 2016

[4]	First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[5]	Tax-Exempt National — Category includes all retail and institutional national tax-exempt and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

8

YIELD SUMMARY

STANDARDIZED TOTAL RETURNS[1,6]
For the period ended 6/30/16	SEC 7-Day Current Yield[7]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Money Market	0.42%	N/A	N/A	N/A	0.16%	1/29/16
Tax-Exempt Money Market	0.25	0.06%	0.03%	0.79%	1.83	7/19/94

[6]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of Class I or Institutional Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV.

Because Class I and Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yields and returns will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[7]	The SEC 7-Day Current Yield figures are as of 6/30/16 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

SUMMARY OF THE CLASS I AND INSTITUTIONAL SHARES[1] AS OF 8/31/16
Fund	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]
Money Market	0.58%	0.58%	0.51%	29	61
Tax-Exempt Money Market	0.38	0.38	0.30	6	6

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]	The 7-Day Distribution yield is the average total return over the previous seven days. It is a Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[9]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[11]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

9

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[13]
As of August 31, 2016
Security Type	Percentage of Net Assets
Certificates of Deposit - Yankeedollar	11.4%
Commercial Paper & Corporate Obligations	25.0
Fixed Rate Municipal Debt Obligations	2.1
Repurchase Agreements	19.1
Variable Rate Municipal Debt Obligations	25.4
Variable Rate Obligations	15.9

[13]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

INVESTOR TAX-EXEMPT MONEY MARKET FUND[14]
As of August 31, 2016
Security Type	Percentage of Net Assets
Commercial Paper	8.7%
Put Bonds	0.5
Tax and Revenue Anticipation Notes	1.3
Variable Rate Obligations	89.5

As of August 31, 2015
Security Type	Percentage of Net Assets
Bond Anticipation Notes	1.7%
Commercial Paper	11.8
General Obligation Bonds	6.9
Pre-Refunded Bonds	0.5
Put Bonds	0.9
Repurchase Agreements	0.6
Revenue Anticipation Notes	0.3
Revenue Bonds	1.9
Tax and Revenue Anticipation Notes	1.4
Tax Anticipation Notes	0.2
U.S. Government Agency Obligations	0.9
Variable Rate Obligations	73.5

[14]	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

10

INVESTOR MONEY MARKET FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 25.0%
Albion Capital LLC
$250,000	0.653%		09/20/16	$249,916
Atlantic Asset Securitization LLC
250,000	1.003		11/14/16	249,496
Barton Capital LLC
250,000	0.797		10/07/16	249,805
BNP Paribas
250,000	0.869		11/01/16	249,640
Charta LLC
250,000	0.963		01/06/17	249,171
Cooperative Rabobank UA
250,000	0.789		11/15/16	249,598
Liberty Street Funding LLC
250,000	0.828		11/09/16	249,612
LMA Americas LLC
250,000	1.023		11/07/16	249,535
Matchpoint Finance PLC
250,000	0.766		09/29/16	249,854
SSM Health Care Corp.
250,000	0.714		09/14/16	249,936
Thunder Bay Funding, Inc.
250,000	0.766		11/21/16	249,578

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$2,746,141

Certificates of Deposit-Yankeedollar – 11.4%
Bank of Montreal
$250,000	1.316	%(a)	08/11/17	$250,000
DZ Bank AG
250,000	0.900		11/18/16	250,000
Mizuho Bank Ltd.
250,000	0.750		10/17/16	250,000
National Bank of Kuwait
250,000	0.900		09/09/16	250,000
Westpac Banking Corp.
250,000	1.125		03/17/17	249,993

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$1,249,993

Fixed Rate Municipal Debt Obligation – 2.1%
Providence Health & Services Obligated Group
$225,000	5.800%		10/01/16	$225,593

Variable Rate Municipal Debt Obligations(a) – 25.4%
Alaska Housing Finance Corp. VRDN RB for Governmental Purpose Series 2001 B RMKT
$180,000	0.600%		09/07/16	$180,000
City of Charlotte, North Carolina VRDN RB for Uptown Revitalization Project Series 2004 (Wells Fargo Bank N.A., SPA)
400,000	0.600		09/07/16	400,000

Variable Rate Municipal Debt Obligations(a) – (continued)
City of Gainesville, Florida Utilities System VRDN RB Refunding Series 2007 A (State Street Bank & Trust Co., SPA)
$375,000	0.650%		09/07/16	$375,000
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Bonds Series 2010 A
300,000	0.570		09/01/16	300,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Project Series 1998 C (FNMA) (FNMA, LIQ)
220,000	0.600		09/07/16	220,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT – Chevron Corp.)
300,000	0.580		09/01/16	300,000
Missouri Development Finance Board Cultural Facilities VRDN RB Refunding for Nelson Gallery Foundation Series 2008 A RMKT (Northern Trust Co., SPA)
220,000	0.580		09/01/16	220,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2010 Subseries F-5 (Sumitomo Mitsui Banking Corp., LOC)
250,000	0.620		09/07/16	250,000
State of Texas GO VRDN for Veterans Bonds Series 2016 (Landesbank Hessen- Thueringen Girozentrale, SPA)
305,000	0.640		09/07/16	305,000
The Regents of the University of Michigan VRDN RB Refunding Series General 2008 B RMKT (U.S. Bank N.A., SPA)
240,000	0.600		09/07/16	239,998

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$2,789,998

Variable Rate Obligations(a) – 15.9%
Bank of Nova Scotia (The)
$250,000	1.007	%(b)	02/17/17	$250,000
Collateralized Commercial Paper Co. LLC
250,000	1.157	(b)	07/06/17	250,000
Norinchukin Bank (The)
250,000	1.212		02/22/17	250,000
Standard Chartered Bank
250,000	1.204		02/03/17	250,000
Sumitomo Mitsui Banking Corp.
250,000	1.018		01/06/17	250,000
Sumitomo Mitsui Trust Bank Ltd.
250,000	0.998		01/06/17	250,000
UBS AG
250,000	1.058		01/13/17	250,000

TOTAL VARIABLE RATE OBLIGATIONS				$1,750,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$8,761,725

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Repurchase Agreements(c) – 19.1%
Joint Repurchase Agreement Account III
$2,100,000	0.335%	09/01/16	$2,100,000
Maturity Value: $2,100,020

TOTAL INVESTMENTS – 98.9%			$10,861,725

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			116,978

NET ASSETS – 100.0%			$10,978,703

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2016.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At August 31, 2016, these securities amounted to $500,000 or approximately 4.6% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2016. Additional information on Joint Repurchase Agreement Account III appears on page 18.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDB	—Industrial Development Board
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

12	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 100.0%
Alabama – 4.7%
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2014 C
$25,000,000	0.630%	09/01/16	$25,000,000
East Alabama Health Care Authority VRDN RB Refunding Series 2012 B
15,000,000	0.640	09/07/16	15,000,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 C RMKT
11,500,000	0.630	09/07/16	11,500,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998 RMKT
17,290,000	0.630	09/07/16	17,290,000

			68,790,000

Arizona – 3.3%
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health Series 2008 G (Wells Fargo Bank N.A., LOC)
9,000,000	0.640	09/07/16	9,000,000
City of Phoenix IDA Health Care Facilities VRDN RB for Mayo Clinic Series 2014 A (Bank of America N.A., SPA) (GTY AGMT - Mayo Clinic)
30,000,000	0.580	09/01/16	30,000,000
County of Maricopa IDA Senior Living Facilities VRDN RB Refunding for Christian Care Apartments, Inc. Project Series 2005 A (FNMA, LIQ) (FNMA, LOC)
9,875,000	0.620	09/07/16	9,875,000

			48,875,000

California – 7.2%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Lakeside Village Apartments Series 2011 A (FHLMC, LIQ)
16,100,000	0.600	09/07/16	16,100,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2001 Subseries B-6 RMKT (Bank of Montreal, SPA)
21,500,000	0.540	09/01/16	21,500,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2002 Subseries A-2 RMKT (Citibank N.A., SPA)
23,500,000	0.530	09/01/16	23,500,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)
7,290,000	0.630	09/07/16	7,290,000
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2004 A-5 RMKT (Citibank N.A., LOC)
30,370,000	0.520	09/01/16	30,370,000
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2005 A Subseries A-2-1 RMKT (Sumitomo Mitsui Banking Corp., LOC)
2,100,000	0.620	09/07/16	2,100,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2
400,000	0.560	09/07/16	400,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-3
4,000,000	0.580	09/07/16	4,000,000

			105,260,000

Municipal Debt Obligations – (continued)
Colorado – 2.6%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Refunding Series 2004 A RMKT (Bank of America N.A., SPA)
$14,075,000	0.590%	09/07/16	$14,075,000
Colorado Health Facilities Authority VRDN RB for SCL Health System Series 2016 D (Wells Fargo Bank N.A., LIQ)
16,700,000	0.590	09/07/16	16,700,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Adjustable Series 2001 AA-2 RMKT (Sumitomo Mitsui Banking Corp., LOC)
7,250,000	0.650	09/07/16	7,250,000

			38,025,000

Connecticut – 1.3%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2011 Subseries E-3 (Bank of Tokyo-Mitsubishi UFJ, SPA)
13,850,000	0.600	09/07/16	13,850,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2014 Subseries C-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
5,500,000	0.590	09/07/16	5,500,000

			19,350,000

Delaware – 3.5%
Delaware State Health Facilities Authority VRDN RB Refunding for Christiana Care Health Services, Inc. Series 2008 B RMKT
8,175,000	0.580	09/07/16	8,175,000
University of Delaware VRDN RB Refunding Series 2013 C RMKT (TD Bank N.A., SPA)
28,740,000	0.580	09/01/16	28,740,000
University of Delaware VRDN RB Series 2004 B (Bank of America N.A., SPA)
14,365,000	0.640	09/01/16	14,365,000

			51,280,000

Florida – 2.0%
Jacksonville Electric Authority Electric System VRDN RB Series Three 2008 A RMKT (Royal Bank of Canada, SPA)
5,170,000	0.610	09/07/16	5,170,000
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 RMKT (State Street Bank & Trust Co., SPA)
11,045,000	0.610	09/07/16	11,045,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
13,750,000	0.580	09/07/16	13,750,000

			29,965,000

Georgia – 0.8%
Private Colleges & Universities Authority CP for Emory University Series 2016
1,277,000	0.500	10/03/16	1,277,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Series 2005 B-1
10,200,000	0.570	09/07/16	10,200,000

			11,477,000

Idaho – 0.3%
State of Idaho GO TANS Series 2016
5,000,000	2.000	06/30/17	5,052,560

The accompanying notes are an integral part of these financial statements.	13

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Illinois – 3.9%
Illinois Finance Authority VRDN RB for Northwestern University Series 2004 Subseries C RMKT
$25,300,000	0.620%	09/07/16	$25,300,000
Illinois Health Facilities Authority VRDN RB Refunding for Evanston Hospital Corp. Series 1996 RMKT (JPMorgan Chase Bank N.A., SPA)
19,300,000	0.590	09/07/16	19,300,000
Joliet Regional Port District Marine Term Revenue VRDN RB Refunding for ExxonMobil Project Series 1989
12,500,000	0.570	09/01/16	12,499,877

			57,099,877

Indiana – 3.1%
Indiana Finance Authority Hospital VRDN RB Refunding for Indiana University Health Series 2016 C (BMO Harris Bank N.A., LOC)
9,000,000	0.620	09/07/16	9,000,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT
13,585,000	0.620	09/07/16	13,585,000
University of Purdue VRDN RB for Student Facilities System Series 2007 C
22,520,000	0.620	09/07/16	22,520,000

			45,105,000

Massachusetts – 3.7%
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
1,865,000	0.600	09/01/16	1,865,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-1 (U.S. Bank N.A., SPA)
7,400,000	0.570	09/01/16	7,400,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-2 RMKT (Wells Fargo Bank N.A., SPA)
13,100,000	0.570	09/01/16	13,100,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 A-3 RMKT (Wells Fargo Bank N.A. SPA)
15,000,000	0.610	09/07/16	15,000,000
Massachusetts Water Resources Authority VRDN RB Refunding Subordinated General Series 2008 E (JPMorgan Chase Bank N.A., SPA)
8,600,000	0.590	09/07/16	8,600,000
University of Massachusetts Building Authority Project VRDN RB Senior Series 2008-1 RMKT (Barclays Bank PLC, SPA)
8,000,000	0.650	09/07/16	8,000,000

			53,965,000

Michigan – 4.2%
Michigan Finance Authority VRDN RB Refunding for Hospital Project Ascension Senior Credit Group Series 2016 E-2
10,000,000	0.620	09/07/16	10,000,000
Regents of the University of Michigan VRDN RB Refunding General Series 2012 B (Northern Trust Co., SPA)
31,970,000	0.560	09/01/16	31,970,000
Regents of the University of Michigan VRDN RB Refunding General Series 2012 D-1
19,445,000	0.570	09/01/16	19,445,000

			61,415,000

Municipal Debt Obligations – (continued)
Minnesota – 0.3%
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D RMKT (JPMorgan Chase Bank N.A., SPA)
$4,360,000	0.660%	09/07/16	$4,360,000

Mississippi – 3.6%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B RMKT (GTY AGMT - Chevron Corp.)
11,160,000	0.620	09/01/16	11,160,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 D RMKT (GTY AGMT - Chevron Corp.)
29,900,000	0.580	09/01/16	29,900,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 E RMKT (GTY AGMT - Chevron Corp.)
11,700,000	0.620	09/01/16	11,700,000

			52,760,000

Missouri – 1.9%
Missouri Development Finance Board Cultural Facilities VRDN RB Refunding for Nelson Gallery Foundation Series 2008 A RMKT (Northern Trust Co., SPA)
8,780,000	0.580	09/01/16	8,780,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT
18,400,000	0.580	09/07/16	18,400,000

			27,180,000

Multi-State – 3.6%
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)
15,690,000	0.590	09/07/16	15,690,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)
22,820,000	0.590	09/07/16	22,820,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2015-M033 Class A (FHLMC, LIQ)
10,485,000	0.590	09/07/16	10,485,000
Nuveen AMT-Free Municipal Income Fund VRDP Series 2013-2-1309 (Citibank N.A., LIQ)(a)
4,500,000	0.640	09/07/16	4,500,000

			53,495,000

New Hampshire – 2.7%
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 B RMKT (The Bank of New York Mellon, SPA)
40,200,000	0.590	09/01/16	40,200,000

New Jersey – 0.5%
New Jersey Housing & Mortgage Finance Agency Multi-Family Conduit VRDN RB for Lincoln Towers Project Series 2015 E RMKT
7,000,000	0.480	09/01/16	7,000,000

New York – 20.1%
County of Nassau IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
37,870,000	0.580	09/01/16	37,870,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
15,580,000	0.590	09/01/16	15,580,000

14	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO VRDN Series 2005 Subseries F-3 (Sumitomo Mitsui Banking Corp., LOC)
$9,600,000	0.570%	09/07/16	$9,600,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA, LIQ) (FNMA, LOC)
16,500,000	0.650	09/07/16	16,500,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Bruckner by the Bridge Series 2008 A RMKT (FHLMC, LIQ)
8,000,000	0.640	09/07/16	8,000,000
New York City Municipal Water Finance Authority CP Series 2016-1 (JPMorgan Chase Bank N.A., LOC)
20,000,000	0.460	09/01/16	20,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2014 Subseries BB-1 (Bank of America N.A., SPA)
7,300,000	0.580	09/01/16	7,299,927
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-2 (PNC Bank N.A., SPA)
2,000,000	0.600	09/01/16	2,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 Subseries A-1 (JPMorgan Chase Bank N.A., SPA)
90,000	0.650	09/07/16	90,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Series 2002 Subseries C-5 (Bank of America N.A., SPA)
9,100,000	0.580	09/01/16	9,100,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
11,900,000	0.570	09/07/16	11,900,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ) (FNMA, LOC)
9,000,000	0.650	09/07/16	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ) (FNMA, LOC)
5,000,000	0.650	09/07/16	5,000,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 A RMKT (FHLMC, LIQ)
6,800,000	0.630	09/07/16	6,800,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
9,000,000	0.630	09/07/16	9,000,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ) (FNMA, LOC)
18,675,000	0.650	09/07/16	18,675,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2003 4V RMKT (Bank of America N.A., SPA)
4,000,000	0.660	09/07/16	4,000,000
New York State Power Authority CP Series 2016-1 (JPMorgan Chase Bank N.A., TD Bank N.A., State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
20,000,000	0.480	09/07/16	20,000,000
New York State Power Authority CP Series 2016-2 (JPMorgan Chase Bank N.A., TD Bank N.A., State Street Bank & Trust Co. and Wells Fargo Bank N.A., LOC)
19,700,000	0.470	09/08/16	19,700,000

Municipal Debt Obligations – (continued)
New York – (continued)
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
$11,700,000	0.640%	09/07/16	$11,700,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
39,000,000	0.620	09/01/16	39,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-2 RMKT (Wells Fargo Bank N.A., LOC)
14,100,000	0.580	09/01/16	14,100,000

			294,914,927

North Carolina – 1.2%
City of Raleigh Combined Enterprise System VRDN RB Series 2008 A RMKT (Bank of America N.A., SPA)
13,475,000	0.630	09/07/16	13,475,000
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
4,100,000	0.590	09/01/16	4,100,000

			17,575,000

Ohio – 3.8%
Allen County Hospital Facilities VRDN RB for Catholic Health Partner Series 2012 B
10,000,000	0.650	09/07/16	10,000,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 D RMKT (The Bank of New York Mellon, SPA)
18,120,000	0.580	09/07/16	18,120,000
Ohio State University VRDN RB Series 2014 B-2
12,500,000	0.610	09/07/16	12,500,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A
14,800,000	0.620	09/07/16	14,800,000

			55,420,000

Oregon – 3.3%
State of Oregon GO VRDN for Veterans’ Welfare Series 2005-84 RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
25,400,000	0.640	09/07/16	25,400,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2007-88B RMKT (U.S. Bank N.A., SPA)
12,500,000	0.580	09/01/16	12,500,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2008-90B RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
10,785,000	0.640	09/07/16	10,785,000

			48,685,000

Pennsylvania – 2.5%
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Putters Series 2013-4323 (GTY AGMT – JPMorgan Chase Bank N.A.) (JPMorgan Chase Bank N.A., LIQ)(a)
30,000,000	0.640	09/01/16	30,000,000
Butler County General Authority VRDN RB Refunding for North Allegheny School District Project Series 2014 (State Aid Withholding) (PNC Bank N.A., SPA)
7,000,000	0.580	09/07/16	7,000,000

			37,000,000

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2016

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
Texas – 8.3%
Harris County Cultural Education Facilities Finance Corp. RB CP Refunding for Methodist Hospital System Series 2016 2009C-1
$17,000,000	0.550%	09/19/16	$17,000,000
Harris County Cultural Education Facilities Finance Corp. RB CP Refunding for Methodist Hospital System Series 2016 2009C-2
4,875,000	0.550	09/13/16	4,875,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Memorial Hermann Health System Series 2016 E
15,000,000	0.610	09/07/16	15,000,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 Subseries C-1 RMKT
4,900,000	0.600	09/01/16	4,900,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 Subseries C-2
10,350,000	0.600	09/01/16	10,350,000
San Antonio Electric & Gas Systems CP Series 2016 A (JPMorgan Chase Bank N.A., LOC)
11,700,000	0.470	09/02/16	11,700,000
San Antonio Water System CP Series 2016 A (Bank of Tokyo-Mitsubishi UFJ, LOC)
33,000,000	0.480	09/06/16	33,000,000
State of Texas GO VRDN for Veterans Series 2014 D (State Street Bank & Trust Co., SPA)
4,000,000	0.640	09/07/16	4,000,000
State of Texas GO VRDN for Veterans Series 2015 B (Mizuho Bank, Ltd., SPA)
12,845,000	0.650	09/07/16	12,845,000
State of Texas GO VRDN for Veterans Series 2016 (Landesbank Hessen- Thueringen Girozentrale, SPA)
1,500,000	0.640	09/07/16	1,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
6,250,000	0.630	09/07/16	6,250,000

			121,420,000

Utah – 1.8%
City of Murray Hospital VRDN RB for IHC Health Services, Inc. Series 2003 C
11,100,000	0.580	09/01/16	11,100,000
City of Murray Hospital VRDN RB for IHC Health Services, Inc. Series 2003 D
14,600,000	0.580	09/01/16	14,600,000

			25,700,000

Virginia – 1.7%
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 A RMKT (Northern Trust Co., LOC)
2,900,000	0.680	09/07/16	2,900,000
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 B RMKT (Northern Trust Co., LOC)
2,800,000	0.680	09/07/16	2,800,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)
5,900,000	0.660	09/07/16	5,900,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2005 C-1 RMKT (Northern Trust Co., LOC)
9,305,000	0.680	09/07/16	9,305,000

Municipal Debt Obligations – (continued)
Virginia – (continued)
Fairfax County IDA VRDN RB Refunding for Inova Health System Project Series 2005 C-2 (Northern Trust Co., LOC)
$3,600,000	0.680%	09/07/16	$3,600,000

			24,505,000

Washington – 3.1%
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 A RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
13,750,000	0.630	09/07/16	13,750,000
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 B RMKT (Landesbank Hessen-Thueringen Girozentrale, LOC)
16,000,000	0.650	09/07/16	16,000,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
16,060,000	0.620	09/07/16	16,060,000

			45,810,000

Wisconsin – 1.0%
Kenosha Unified School District No. 1 TRANS Series 2015
15,000,000	1.500	09/22/16	15,008,992

TOTAL INVESTMENTS – 100.0%			$1,466,693,356

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(421,859)

NET ASSETS – 100.0%			$1,466,271,497

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At August 31, 2016, these securities amounted to $34,500,000 or approximately 2.4% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Investment Abbreviations:
AMT	—Alternative Minimum Tax (subject to)
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
TANS	—Tax Anticipation Notes
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Schedule of Investments

August 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2016, Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of September 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Value
$2,100,000	$2,100,020	$2,160,040

REPURCHASE AGREEMENTS — At August 31, 2016, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.350%	$80,251
Bank of America, N.A.	0.340	114,644
BNP Paribas	0.330	940,079
Citigroup Global Markets, Inc.	0.340	70,804
Credit Agricole Corporate and Investment Bank	0.340	366,860
TD Securities USA, LLC	0.330	137,573
Wells Fargo Securities, LLC	0.340	389,789
TOTAL		$2,100,000

At August 31, 2016, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.750 to 3.390%	02/16/18 to 01/27/31
Federal Home Loan Bank	4.375 to 4.750	06/08/18 to 07/01/19
Federal Home Loan Mortgage Corp.	0.875 to 7.500	04/18/17 to 07/01/48
Federal National Mortgage Association	0.875 to 9.000	09/21/16 to 11/01/49
Government National Mortgage Association	3.000 to 8.000	05/15/24 to 08/20/46
U.S. Treasury Bills	0.000	09/01/16 to 06/22/17
U.S. Treasury Bonds	3.000 to 9.000	08/15/17 to 11/15/44
U.S. Treasury Inflation-Indexed Bonds	0.625 to 2.125	01/15/28 to 02/15/46
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.625	07/15/17 to 01/15/26
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/17 to 02/15/43
U.S. Treasury Notes	0.500 to 4.000	11/30/16 to 08/15/26
U.S. Treasury Principal-Only Stripped Security	0.000	11/15/42

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Assets and Liabilities

August 31, 2016

		Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
Assets:
	Investments based on amortized cost	$8,761,725	$1,466,693,356
	Repurchase agreements based on amortized cost	2,100,000	—
	Cash	19,032	—
	Deferred offering costs	107,782	—
	Receivables:
	Reimbursement from investment advisor	31,940	224,549
	Interest	10,490	830,035
	Fund shares sold	—	191,014
	Other assets	1,505	36,080
	Total assets	11,032,474	1,467,975,034

Liabilities:
	Due to custodian	—	785,783
Payables:
	Management fees	1,467	269,955
	Dividend distribution	278	349,792
	Distribution and Service fees and Transfer Agency fees	132	17,778
	Fund shares redeemed	—	63,492
	Accrued expenses and other liabilities	51,894	216,737
	Total liabilities	53,771	1,703,537

	Net Assets:
	Paid-in capital	10,978,042	1,465,697,206
	Undistributed (distributions in excess of) net investment income (loss)	647	(29)
	Accumulated net realized gain from investments	14	574,320
	NET ASSETS	$10,978,703	$1,466,271,497
	Net asset value, offering and redemption price per share	$1.00	$1.00
	Net Assets:
	Class I Shares	$10,678,499	$—
	Institutional Shares	—	1,387,634,002
	Select Shares	—	307
	Preferred Shares	—	46,078
	Capital Shares	—	885,548
	Administration Shares	50,052	13,041,177
	Premier Shares	—	1,001
	Service Shares	50,024	58,173,299
	Class A Shares	50,052	10,005
	Class C Shares	50,029	10,005
	Resource Shares	50,023	6,469,074
	Cash Management Shares	50,024	1,001
	Total Net Assets	$10,978,703	$1,466,271,497
	Shares outstanding $0.001 par value (unlimited number of shares authorized):
	Class I Shares	10,678,486	—
	Institutional Shares	—	1,387,042,293
	Select Shares	—	307
	Preferred Shares	—	46,058
	Capital Shares	—	885,172
	Administration Shares	50,052	13,035,616
	Premier Shares	—	1,000
	Service Shares	50,024	58,148,489
	Class A Shares	50,052	10,001
	Class C Shares	50,029	10,001
	Resource Shares	50,023	6,466,315
	Cash Management Shares	50,023	1,000

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Operations

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
	For the Period Ended August 31, 2016*	For the Fiscal Year Ended August 31, 2016
Investment income:
Interest income	$36,068	$7,839,481
Total investment income	36,068	7,839,481

Expenses:
Fund-Level Expenses:
Management fees	12,468	8,674,507
Custody, accounting and administrative services	28,303	476,573
Transfer Agency fees	608	423,147
Registration fees	—	261,465
Professional fees	45,172	213,494
Printing and mailing fees	50,233	112,799
Trustee fees	6,949	39,711
Amortization of offering costs	152,716	—
Organization costs	12,000	—
Other	5,106	75,902
Subtotal	313,555	10,277,598
Class Specific Expenses:
Service Share fees(a)	64	309,720
Administration Share fees	74	232,698
Capital Share fees	—	70,778
Resources Share fees(a)	64	38,356
Select Share fees	—	33,529
Preferred Share fees	—	3,643
Class C Share fees(b)	74	11
Cash Management Share fees(a)	64	5
Premier Share fees	—	4
Distribution fees — Resource Shares(a)	19	11,507
Distribution and Service fees — Class C Shares(b)	221	32
Distribution fees — Class A Shares(b)	74	11
Distribution fees — Cash Management Shares(a)	38	3
Total expenses	314,247	10,977,895
Less — expense reductions	(302,627)	(5,964,147)
Net expenses	11,620	5,013,748
NET INVESTMENT INCOME	$24,448	$2,825,733
Net realized gain from investment transactions	50	724,670
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,498	$3,550,403

*	Commenced operations on January 29, 2016.
(a)	Service Shares, Resource Shares and Cash Management Shares of the Investor Money Market Fund commenced operations on May 31, 2016.
(b)	Class A Shares and Class C Shares of the Investor Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund
	For the Period Ended August 31, 2016*	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income	$24,448	$2,825,733	$354,873
Net realized gain from investment transactions	50	724,670	1,150,228
Net increase in net assets resulting from operations	24,498	3,550,403	1,505,101

Distributions to shareholders:
From net investment income:
Class I Shares	(24,348)	—	—
Institutional Shares	—	(2,787,780)	(326,566)
Select Shares	—	(6,816)	(15,418)
Preferred Shares	(1)	(968)	(690)
Capital Shares	—	(19,299)	(707)
Administration Shares	(47)	(6,611)	(7,007)
Premier Shares	—	(4)	(39)
Service Shares(a)	(2)	(3,778)	(3,737)
Class A Shares(b)	(47)	(2)	—
Class C Shares(b)	(2)	(2)	—
Resource Shares(a)	—	(469)	(705)
Cash Management Shares(a)	(1)	(4)	(4)
From net realized gains:
Class I Shares	(36)	—	—
Institutional Shares	—	(198,426)	—
Select Shares	—	(7,632)	—
Preferred Shares	—	(206)	—
Capital Shares	—	(1,525)	—
Administration Shares	—	(4,514)	—
Service Shares(a)	—	(2,046)	—
Resource Shares(a)	—	(320)	—
Total distributions to shareholders	(24,484)	(3,040,402)	(354,873)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	11,553,041	14,225,281,433	16,926,979,995
Reinvestment of distributions	23,657	1,741,174	244,325
Cost of shares redeemed	(598,009)	(18,128,302,933)	(17,311,899,566)
Net increase (decrease) in net assets resulting from share transactions	10,978,689	(3,901,280,326)	(384,675,246)
NET INCREASE (DECREASE)	10,978,703	(3,900,770,325)	(383,525,018)

Net assets:
Beginning of year or period	—	5,367,041,822	5,750,566,840
End of year or period	$10,978,703	$1,466,271,497	$5,367,041,822
Undistributed (distributions in excess of) net investment income	$647	$(29)	$(29)

*	Commenced operations on January 29, 2016.
(a)	Service Shares, Resource Shares and Cash Management Shares of the Investor Money Market Fund commenced operations on May 31, 2016.
(b)	Class A Shares and Class C Shares of the Investor Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

The accompanying notes are an integral part of these financial statements.	21

INVESTOR MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income
FOR THE PERIOD ENDED AUGUST 31,*
2016 - Class I Shares	$1.00	$0.002		$(0.002)
2016 - Administration Shares	1.00	0.001		(0.001)
2016 - Service Shares (Commenced operations on May 31, 2016)	1.00	—	(c)	—	(c)
2016 - Resource Shares (Commenced operations on May 31, 2016)	1.00	—	(c)	—	(c)
2016 - Cash Management Shares (Commenced operations on May 31, 2016)	1.00	—	(c)	—	(c)
2016 - Class A Shares	1.00	0.001		(0.001)
2016 - Class C Shares	1.00	—	(c)	—	(c)

*	Commenced operations on January 29, 2016.
(a)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Amount is less than $0.0005 per share.

22	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Net asset value, end of period	Total return(a)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.24%	$10,679	0.18	%(b)	4.88	%(b)	0.41	%(b)
1.00	0.09	50	0.43	(b)	5.13	(b)	0.16	(b)
1.00	0.05	50	0.61	(b)	5.38	(b)	0.02	(b)
1.00	0.05	50	0.62	(b)	5.53	(b)	0.01	(b)
1.00	0.05	50	0.62	(b)	5.68	(b)	0.01	(b)
1.00	0.09	50	0.43	(b)	5.13	(b)	0.16	(b)
1.00	0.05	50	0.58	(b)	5.88	(b)	0.01	(b)

The accompanying notes are an integral part of these financial statements.	23

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - Institutional Shares	$1.00	$0.001		$(0.001)
2016 - Select Shares	1.00	0.001		(0.001)
2016 - Preferred Shares	1.00	0.001		(0.001)
2016 - Capital Shares	1.00	—	(c)	—	(c)
2016 - Administration Shares	1.00	—	(c)	—	(c)
2016 - Premier Shares	1.00	—	(c)	—	(c)
2016 - Service Shares	1.00	—	(c)	—	(c)
2016 - Resource Shares	1.00	—	(c)	—	(c)
2016 - Cash Management Shares	1.00	—	(c)	—	(c)
2016 - Class A Shares (Commenced operations on March 31, 2016)	1.00	—	(c)	—	(c)
2016 - Class C Shares (Commenced operations on March 31, 2016)	1.00	—	(c)	—	(c)
2015 - Institutional Shares	1.00	—	(c)	—	(c)
2015 - Select Shares	1.00	—	(c)	—	(c)
2015 - Preferred Shares	1.00	—	(c)	—	(c)
2015 - Capital Shares	1.00	—	(c)	—	(c)
2015 - Administration Shares	1.00	—	(c)	—	(c)
2015 - Premier Shares	1.00	—	(c)	—	(c)
2015 - Service Shares	1.00	—	(c)	—	(c)
2015 - Resource Shares	1.00	—	(c)	—	(c)
2015 - Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Institutional Shares	1.00	—	(c)	—	(c)
2014 - Select Shares	1.00	—	(c)	—	(c)
2014 - Preferred Shares	1.00	—	(c)	—	(c)
2014 - Capital Shares	1.00	—	(c)	—	(c)
2014 - Administration Shares	1.00	—	(c)	—	(c)
2014 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2014 - Resource Shares	1.00	—	(c)	—	(c)
2014 - Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Institutional Shares	1.00	—	(c)	—	(c)
2013 - Select Shares	1.00	—	(c)	—	(c)
2013 - Preferred Shares	1.00	—	(c)	—	(c)
2013 - Capital Shares	1.00	—	(c)	—	(c)
2013 - Administration Shares	1.00	—	(c)	—	(c)
2013 - Premier Shares	1.00	—	(c)	—	(c)
2014 - Service Shares	1.00	—	(c)	—	(c)
2013 - Resource Shares	1.00	—	(c)	—	(c)
2013 - Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Institutional Shares	1.00	—	(c)	—	(c)
2012 - Select Shares	1.00	—	(c)	—	(c)
2012 - Preferred Shares	1.00	—	(c)	—	(c)
2012 - Capital Shares	1.00	—	(c)	—	(c)
2012 - Administration Shares	1.00	—	(c)	—	(c)
2012 - Premier Shares	1.00	—	(c)	—	(c)
2012 - Service Shares	1.00	—	(c)	—	(c)
2012 - Resource Shares	1.00	—	(c)	—	(c)
2012 - Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.11%	$1,387,634	0.11%		0.24%		0.07%
1.00	0.09	—	0.11		0.27		0.01
1.00	0.06	46	0.13		0.34		0.03
1.00	0.04	886	0.19		0.39		0.04
1.00	0.01	13,041	0.18		0.49		0.01
1.00	0.01	1	0.12		0.59		0.37
1.00	0.01	58,173	0.21		0.74		0.01
1.00	0.01	6,469	0.20		0.89		0.01
1.00	0.01	1	0.12		1.04		0.37
1.00	0.01	10	0.30	(d)	0.49	(d)	0.04	(d)
1.00	0.01	10	0.31	(d)	1.24	(d)	0.04	(d)
1.00	0.01	4,955,885	0.08		0.23		0.01
1.00	0.01	193,506	0.08		0.26		0.01
1.00	0.01	6,914	0.08		0.33		0.01
1.00	0.01	22,788	0.08		0.38		0.01
1.00	0.01	107,676	0.08		0.48		0.01
1.00	0.01	1	0.08		0.58		0.01
1.00	0.01	72,003	0.08		0.73		0.01
1.00	0.01	8,268	0.08		0.88		0.01
1.00	0.01	1	0.08		1.03		0.40
1.00	0.01	5,225,304	0.10		0.23		0.01
1.00	0.01	267,104	0.10		0.26		0.01
1.00	0.01	15,635	0.10		0.33		0.01
1.00	0.01	5,728	0.10		0.38		0.01
1.00	0.01	155,732	0.10		0.48		0.01
1.00	0.01	1,858	0.10		0.58		0.01
1.00	0.01	66,226	0.10		0.73		0.01
1.00	0.01	12,979	0.10		0.88		0.01
1.00	0.01	1	0.10		1.03		0.40
1.00	0.02	4,762,419	0.15		0.23		0.02
1.00	0.02	197,985	0.16		0.26		0.01
1.00	0.01	19,349	0.16		0.33		0.01
1.00	0.01	3,511	0.16		0.38		0.01
1.00	0.01	134,037	0.16		0.48		0.01
1.00	0.01	572,262	0.16		0.58		0.01
1.00	0.01	16,214	0.16		0.73		0.01
1.00	0.01	26,818	0.16		0.88		0.01
1.00	0.01	1	0.15		1.03		0.40
1.00	0.02	5,462,807	0.17		0.23		0.02
1.00	0.02	102,994	0.18		0.26		0.01
1.00	0.01	22,477	0.18		0.33		0.01
1.00	0.01	11,793	0.18		0.38		0.01
1.00	0.01	217,010	0.18		0.48		0.01
1.00	0.01	565,678	0.18		0.58		0.01
1.00	0.01	29,450	0.18		0.73		0.01
1.00	0.01	27,615	0.18		0.88		0.01
1.00	0.01	1	0.17		1.03		0.40

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Investor Money Market*	Class I, Administration, Service, Class A, Class C, Resource and Cash Management	Diversified
Investor Tax-Exempt Money Market** (formerly, the Financial Square Tax-Free Money Market Fund)	Institutional, Select, Preferred, Capital, Administration, Premier, Service, Class A, Class C, Resource and Cash Management	Diversified

*	Commenced operations on January 29, 2016. Service, Resource and Cash Management Shares commenced operations on May 31, 2016.
**	Class A Shares and Class C Shares commenced operations on March 31, 2016.

Class C Shares are generally not available for purchase. Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired. Previously, the ‘Institutional Shares’ were known as the ‘FST Shares’. The Investor Tax-Exempt Money Market Fund no longer includes “FST” at the beginning of its share class names.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) on a daily basis.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

26

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Goldman Sachs Investor Money Market Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Goldman Sachs Investor Money Market Fund were expensed on the first day of operations.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

27

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of August 31, 2016, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares (“CMS”) to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service Plans — The Trust, on behalf of the Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, Goldman Sachs, as Distributor, is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds.

The Trust, on behalf of the Class C Shares, Resource Shares and CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services,

28

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares, Resource Shares and CMS.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended August 31, 2016, Goldman Sachs advised that it did not retain any CDSCs with respect to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least January 30, 2017 for the Class I, Administration, Class A and Class C Shares of the Investor Money Market Fund and through at least May 31, 2017 for the Service, Resource and CMS of the Investor Money Market Fund. For the Investor Tax-Exempt Money Market Fund, these Other Expense limitations will remain in place through at least December 29, 2016, except for Class A and Class C Shares whose expense limitations will remain in place through at least March 31, 2017. Prior to such dates, GSAM may not terminate these arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G. Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds are as follows:

	Class I Shares(a)	Institutional Shares(b)	Select Shares(b)	Preferred Shares(b)	Capital Shares(b)	Administration Shares	Premier Shares(b)	Service Shares		Resource Shares		CMS		Class A Shares	Class C Shares
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(c)	0.15	(d)	0.30	(d)	0.25	0.75	(d)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01

29

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

N/A—Fees not applicable to respective share class.

(a)	Money Market Fund only.
(b)	Tax-Exempt Money Market Fund only.
(c)	Service (12b-1) fee only.
(d)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2016, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of GSAM’s agreement not to impose a portion of the management fee equal annually to 0.045% of the Funds’ average daily net assets. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended August 31, 2016, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers		Other Expense Reimbursements	Total Expense Reductions
Investor Money Market	$3	$—	$—	*	$300	$303
Investor Tax-Exempt Money Market	4,553	289	528		594	5,964

*	Amount less than one thousand.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. As of August 31, 2016, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 91%, 100%, 100%, 100%, 100%, 100% and 100% of Class I, Administration, Service, Class A, Class C, Resource and CMS, respectively, of the Investor Money Market Fund and 100%, 100%, 100% and 100% of Premier, Class A, Class C and CMS, respectively, of the Investor Tax-Exempt Money Market Fund. For the fiscal year ended August 31, 2016, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act.

Fund	Purchases	Sales	Net Realized Gain (Loss)
Investor Money Market	$440,084	$—	$—
Investor Tax-Exempt Money Market	928,122,934	1,790,271,281	—

I.  Line of Credit Facility — As of August 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2016, the Funds did not have any borrowings under the facility.

30

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Investor Money Market(a)	Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$24,484	$432,553
Net long-term capital gains	—	172,835
Tax-Exempt income	—	2,435,014
Total distributions	$24,484	$3,040,402

(a)	Commenced operations on January 29, 2016.

The tax character of distribution paid during the fiscal year ended August 31, 2015 was as follows:

Investor Tax-Exempt Money Market
Distribution paid from:
Ordinary income	$7,901
Tax-Exempt income	346,972
Total distributions	$354,873

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were follows:

	Investor Money Market(a)	Investor Tax-Exempt Money Market
Undistributed ordinary income — net	$939	$151,227
Undistributed Tax-Exempt income — net	—	349,763
Undistributed long-term capital gains	—	423,093
Total undistributed earnings	$939	$924,083
Timing differences (Dividend Payable)	(278)	(349,792)
Total accumulated earnings (losses) — net	$661	$574,291

(a)	Commenced operations on January 29, 2016.

31

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2016

5. TAX INFORMATION (continued)

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. There reclassifications have no impact on the NAV of the Funds and result primarily from non-deductible expenses.

Fund	Accumulated Undistributed Net Investment Income (Loss)	Paid in Capital
Money Market	$647	$(647)

GSAM has reviewed the Fund’s tax positions for the open tax year (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price (or, for Funds that have a floating NAV per share, minimize the volatility of the Fund’s NAV per share). The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Geographic Risk — The Investor Tax-Exempt Money Market Fund has the ability to invest a significant portion of its assets in certain issuers within the same state, geographic region or sector subjecting it to possible risks associated with an adverse economic, business or political development affecting that state, region or sector.

32

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

Investor Money Market Fund
For the Period Ended August 31, 2016*

Class I Shares
Shares sold	11,253,024
Reinvestment of distributions	23,471
Shares redeemed	(598,009)
10,678,486
Administration Shares
Shares sold	50,005
Reinvestment of distributions	47
Shares redeemed	—
50,052
Service Shares(a)
Shares sold	50,000
Reinvestment of distributions	24
Shares redeemed	—
50,024
Class A Shares
Shares sold	50,007
Reinvestment of distributions	45
Shares redeemed	—
50,052
Class C Shares
Shares sold	50,005
Reinvestment of distributions	24
Shares redeemed	—
50,029
Resource Shares(a)
Shares sold	50,000
Reinvestment of distributions	23
Shares redeemed	—
50,023
Cash Management Shares(a)
Shares sold	50,000
Reinvestment of distributions	23
Shares redeemed	—
50,023
NET INCREASE IN SHARES	10,978,689

*	Commenced operations on January 29, 2016.
(a)	Commenced operations on May 31, 2016.

34

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Investor Tax-Exempt Money Market Fund
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

Institutional Shares
Shares sold	13,183,639,707	15,916,643,332
Reinvestment of distributions	1,703,962	224,319
Shares redeemed	(16,754,080,268)	(16,187,333,138)
	(3,568,736,599)	(270,465,487)
Select Shares
Shares sold	86,955,362	225,825,811
Reinvestment of distributions	13,672	15,405
Shares redeemed	(280,470,486)	(299,491,215)
	(193,501,452)	(73,649,999)
Preferred Shares
Shares sold	10,822,209	34,907,030
Reinvestment of distributions	558	509
Shares redeemed	(17,690,231)	(43,631,447)
	(6,867,464)	(8,723,908)
Capital Shares
Shares sold	233,070,268	95,151,129
Reinvestment of distributions	17,029	298
Shares redeemed	(254,989,902)	(78,092,794)
	(21,902,605)	17,058,633
Administration Shares
Shares sold	532,705,799	463,915,678
Reinvestment of distributions	4,725	2,239
Shares redeemed	(627,348,583)	(512,003,840)
	(94,638,059)	(48,085,923)
Premier Shares
Shares sold	1	—
Reinvestment of distributions	—	37
Shares redeemed	(1)	(1,857,274)
	—	(1,857,237)
Service Shares
Shares sold	161,062,699	169,368,992
Reinvestment of distributions	508	872
Shares redeemed	(174,915,864)	(163,607,199)
	(13,852,657)	5,762,665
Class A Shares(a)
Shares sold	10,000	—
Reinvestment of distributions	1	—
Shares redeemed	—	—
	10,001	—
Class C Shares(a)
Shares sold	10,000	—
Reinvestment of distributions	1	—
Shares redeemed	—	—
	10,001	—
Resource Shares
Shares sold	17,005,387	21,168,023
Reinvestment of distributions	718	646
Shares redeemed	(18,807,597)	(25,882,659)
	(1,801,492)	(4,713,990)
Cash Management Shares
Shares sold	1	—
Reinvestment of distributions	—	—
Shares redeemed	(1)	—
	—	—
NET DECREASE IN SHARES	(3,901,280,326)	(384,675,246)

(a)	Commenced operations on March 31, 2016.

35

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

the Goldman Sachs Investor Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at August 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

36

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited)

As a shareholder of Class I Shares, Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, or Cash Management Shares of a Fund you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or administration fees (with respect to all share classes except Class I Shares and Institutional Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, or Cash Management Shares the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2016 through August 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each Share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each Share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Class I Shares
Actual	$1,000.00	$1,002.12		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92
Administration Shares
Actual	1,000.00	1,000.87		2.16
Hypothetical (5% return before expenses)	1,000.00	1,022.97	+	2.19
Service Shares(a)
Actual	1,000.00	1,000.47		1.55
Hypothetical (5% return before expenses)	1,000.00	1,022.07	+	3.10
Class A Shares
Actual	1,000.00	1,000.88		2.16
Hypothetical (5% return before expenses)	1,000.00	1,022.97	+	2.19
Class C Shares
Actual	1,000.00	1,000.47		3.02
Hypothetical (5% return before expenses)	1,000.00	1,022.12	+	3.05
Resource Shares(a)
Actual	1,000.00	1,000.47		1.58
Hypothetical (5% return before expenses)	1,000.00	1,022.02	+	3.15
Cash Management Shares(a)
Actual	1,000.00	1,000.47		1.58
Hypothetical (5% return before expenses)	1,000.00	1,022.02	+	3.15

37

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited) (continued)

	Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Institutional Shares
Actual	$1,000.00	$1,000.99		$0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.28	+	0.87
Select Shares
Actual	1,000.00	1,000.85		0.86
Hypothetical (5% return before expenses)	1,000.00	1,024.28	+	0.87
Preferred Shares
Actual	1,000.00	1,000.55		1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.88	+	1.27
Capital Shares
Actual	1,000.00	1,000.33		1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53
Administration Shares
Actual	1,000.00	1,000.07		1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.38	+	1.78
Premier Shares
Actual	1,000.00	1,000.07		0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.28	+	0.87
Service Shares
Actual	1,000.00	1,000.03		1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.33	+	1.83
Class A Shares(b)
Actual	1,000.00	1,000.13		1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53
Class C Shares(b)
Actual	1,000.00	1,000.08		1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.58	+	1.58
Resource Shares
Actual	1,000.00	1,000.03		1.86
Hypothetical (5% return before expenses)	1,000.00	1,023.28	+	1.88
Cash Management Shares
Actual	1,000.00	1,000.07		0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.28	+	0.87

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were as follows:

Fund	Class I Shares	Institutional Shares	Select Shares	Preferred Shares	Capital Shares	Administration Shares	Premier Shares	Service Shares(a)	Class A Shares(b)	Class C Shares(b)	Resource Shares(a)	Cash Management Shares(a)
Investor Money Market	0.18%	N/A	N/A	N/A	N/A	0.43%	N/A	0.61%	0.43%	0.60%	0.62%	0.62%
Investor Tax-Exempt Money Market	N/A	0.17%	0.17%	0.25%	0.30%	0.35%	0.17%	0.36%	0.30%	0.31%	0.37%	0.17%

(a)	Service Shares, Resource Shares and Cash Management Shares of the Investor Money Market Fund commenced operations on May 31, 2016.

(b)	Class A Shares and Class C Shares of the Investor Tax-Exempt Money Market Fund commenced operations on March 31, 2016.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

38

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly, the Goldman Sachs Financial Square Tax-Free Money Market Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Investor Money Market Fund, which commenced operations on January 29, 2016); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

39

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) ( continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund (with the exception of the Investor Money Market Fund, which commenced operations in 2016) and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued

40

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Investor Tax-Exempt Money Market Fund. The Trustees noted that Investor Money Market Fund had launched on January 29, 2016 and did not yet have a meaningful performance history. In this regard, they compared the investment performance of the Investor Tax-Exempt Money Market Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Investor Tax-Exempt Money Market Fund in light of its respective investment objective and the credit parameters. They also considered the challenging yield environment in which the Fund had operated since 2009, and noted that the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors, in many instances as the result of voluntary fee waivers and expense reimbursements. The Trustees considered that the Investment Adviser has continued to expend substantial resources to respond to amendments to the regulatory regime for money market funds. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors. The Trustees recalled that the Fund had been repositioned as a retail money market fund from the Financial Square Tax-Free Money Market Fund in March 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”) had taken a number of steps, including waiving management, distribution, service, administration and/or transfer agency fees (as applicable) and reimbursing expenses for the Funds in order to maintain positive yields. They also observed that the Investment Adviser was expending substantial resources to respond to recent amendments to the regulatory regime for money market funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

41

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Investor Tax-Exempt Money Market Fund, but not for the Investor Money Market Fund, which commenced operations on January 29, 2016. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of the Investor Money Market Fund) were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

42

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II, Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				141	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	139	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer.	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Goldman Sachs Funds – Investor Money Market Funds – Tax Information (unaudited)

During the year ended August 31, 2016, 86.17% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund, were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Investor Tax-Exempt Money Market Fund designates $172,835 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2016.

During the year ended August 31, 2016, 100% of the net investment company taxable income distributions paid by the Investor Money Market and Investor Tax-Exempt Money Market Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[2]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[5]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
[1]	You could lose money by investing in a money market fund. Because the share price of certain money market funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Although certain money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. Certain money market funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market funds’ sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[2]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[3]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares of a Fund) or 1-800-621-2550 (for shareholders of all other share classes of a Fund).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Goldman Sachs Investor FundsSM is a service mark of Goldman, Sachs & Co.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (Class A Shares and Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 66781-TMPL-10/2016 IMMITEMMAR-16/1.9k

Goldman Sachs Funds

Annual Report	August 31, 2016

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Dynamic U.S. Equity
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	DYNAMIC U.S. EQUITY

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY OPPORTUNITIES

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	67

Financial Statements	84

Financial Highlights	94

Notes to Financial Statements	112

Report of Independent Registered Public Accounting Firm	132

Other Information	133

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2016 (the “Reporting Period”), even amidst persistent volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 12.55%. The Russell 3000® Index generated a return of 11.44%.

Following a volatile summer, U.S. equities tumbled further in September 2015, alongside other global equity markets, before rebounding strongly in October 2015 and then finishing November 2015 roughly flat. In December 2015, the Federal Reserve (the “Fed”) finally delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which reemphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets (Dovish language or action tends to suggest lower interest rates (opposite of hawkish)).

Early in 2016, however, U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel, the lowest level since 2003. The Fed’s statement in January 2016 acknowledged the risks from international markets and tightening financial conditions on the U.S. economy. U.S. equities stabilized somewhat in February 2016, as market sentiment appeared to improve on the more dovish tone set by global central banks. U.S. equities were also supported during the month by strong U.S. economic data, rallying as fourth quarter 2015 Gross Domestic Product (“GDP”) came in above market expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate increases in 2016, down from four. Along with receding global economic concerns, this helped drive a recovery in U.S. equities.

Following the rebound in March 2016, market sentiment remained sanguine in April 2016, as oil prices rose and Chinese economic growth concerns abated. U.S. equities fell near the end of the month, as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter 2016 U.S. GDP growth of 0.5%. In May 2016, weaker payroll data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations (Hawkish language or action tends to suggest higher interest rates (opposite of dovish)). The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Equity markets were otherwise dominated in June 2016 by the U.K. referendum on whether to leave the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off sentiment that dominated toward the end of June 2016 in the days following the surprise “leave” result. However, global equity markets rather quickly rebounded owing to a combination of improving risk sentiment as markets digested the outcome and on dovish remarks from the Bank of England’s Governor Carney.

U.S. equities were further buoyed by strong economic data and corporate earnings in July 2016, despite increased uncertainty post-Brexit. Growth in U.S. non-farm payrolls reached an eight-month high in June 2016, suggesting that the especially weak May 2016 reading had been an outlier in an otherwise strong job market. Such market sentiment was substantiated in August 2016, as payrolls data, released for July 2016, surprised to the upside for a second consecutive month. In her Jackson Hole speech toward the end of August, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other recent hawkish comments from the Fed, this

MARKET REVIEW

significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off and finish the month of August roughly flat.

For the Reporting Period overall, all market capitalizations posted solid positive returns, but large-cap companies performed best, followed by mid-cap companies and then small-cap companies. Value stocks significantly outpaced growth stocks across the capitalization spectrum of the U.S. equity market. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, low economic growth, interest rates and visibility (or the extent to which a future situation is predictable) reinforced our expectations of lower than average U.S. equity returns. Brexit led to downward revisions to economic growth forecasts for the U.K. and Europe, and the risk of a U.K. recession increased, in our view. As a result, we expect central bank policy around the world to remain accommodative, keeping interest rates lower for longer.

That said, we believe U.S. equities can still post positive returns for calendar year 2016, driven by earnings growth. In our view, equities remain attractive in this environment, as other asset classes are likely to offer lower returns. Cash is likely to yield almost nothing for the foreseeable future, and government bond yields are likely to be at low or negative levels in major markets, in our view. The lack of yield in fixed income markets suggests to us that stocks with sustainable dividends and real estate investment trusts (“REITs”) may well continue to command a premium.

We believe economic and corporate fundamentals are still strongest in the U.S. Unemployment remains below 5%; job growth rebounded in the summer months; and home prices continued to rise. At the end of the Reporting Period, credit trends were benign (benign credit trends tend to suggest low risk of rising default rates), and oil prices seemingly stabilized. We believe stronger fundamentals and less uncertainty relative to other regions are likely to attract asset flows and buoy near-term U.S. equity performance. Still, we are on alert for anything that calls this view into question. In the intermediate term, a confluence of factors may be creating a more challenging environment for absolute returns. More specifically, at the end of the Reporting Period, the valuation of the S&P 500 Index remained high; the index level itself was near fresh highs; and some earnings headwinds persisted.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 5.79%, 4.98%, 6.19%, 5.66%, 6.05%, 5.51% and 6.19%, respectively. These returns compare to the 10.51% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the health care, consumer staples and information technology sectors. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were financials, materials and energy, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Russell Index were positions in global apparel company PVH, biotechnology firm Vertex Pharmaceuticals and global pharmaceutical company Allergan.

PVH was the top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds added pressure to what we believe is otherwise a high quality company. While we continue to monitor the situation closely, at the end of the Reporting Period, we believed PVH remains a leading franchise with dominant market share, strong pricing power and solid fundamentals. We remained optimistic on what we see as the company’s significant free cash flow generation ability, quality of management and return potential.

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Early in 2016, its shares came under pressure following a disappointing fiscal fourth quarter that fell short of consensus expectations. Additionally, lowered expectations surrounding the launch of Vertex Pharmaceuticals’ new cystic fibrosis treatment, orkambi, caused shares to decline. Despite this weakness, at the end of the Reporting Period, we believed Vertex Pharmaceuticals had strong underlying fundamentals, a promising product pipeline with significant short-term and long-term catalysts and an attractive valuation. We further believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given

PORTFOLIO RESULTS

geographic expansionary efforts that have contributed to meaningful profitability.

Allergan was among the Fund’s biggest detractors during the Reporting Period. Volatility related to mergers and acquisitions the company has been involved in as well as market concerns around drug pricing pressures weighed on Allergan’s stock during the Reporting Period. Despite the near-term volatility and underperformance, we continued to believe at the end of the Reporting Period that Allergan was a high quality growth business, trading at an attractive valuation with meaningful financial flexibility going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in specialty retailers Ulta Salon, Cosmetics & Fragrance, data center real estate investment trust (“REIT”) Equinix and water technology company Xylem.

After a challenging start to 2016 for Ulta Salon, Cosmetics & Fragrance, momentum started picking up for the company in the beginning of April 2016 after strong first quarter 2016 earnings and the company being added to the S&P 500 Index. Its strong results were driven by margins, revenues and e-commerce growth that were ahead of market expectations. In our view, the company is a strong brand that continues to gain recognition. We believe Ulta Salon, Cosmetics & Fragrance has an opportunity to grow market share through higher brand awareness, increasing loyalty to existing stores, expansion of new stores and e-commerce.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

During the Reporting Period, Xylem reported strong quarterly results, and toward the end of the Reporting Period, announced the purchase of Sensus, a smart water meter company, for approximately $1.7 billion in cash. The acquisition was viewed positively by investors, as it further bolsters Xylem’s product offering and technological advantage. At the end of the Reporting Period, we remained optimistic on Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in fast-food retail giant McDonald’s. We believe improving sales and reductions in costs should lead to earnings upside and margin expansion. We further think that McDonald’s reduction in capital expenditures and further refranchising could lead to improving return on invested capital and free up additional capital to repurchase stock. In our view, McDonald’s is a high quality franchise with a proficient management team and what we consider to be attractive opportunities to drive top-line growth and earnings.

We established a Fund position in off-price retailer Ross Stores. Off-price retailers, such as Ross Stores, seek to take advantage of excess inventory from full-price retailers by purchasing goods at a significant discount to their original prices. We believe Ross Stores is well positioned within its industry and attractively valued for a high quality company. We are encouraged by Ross Stores’ consistent sales and earnings growth over time, strong free cash flows, and demonstrated track record of returning capital to shareholders.

Conversely, we sold the Fund’s position in consumer products company Colgate-Palmolive. While we believe Colgate-Palmolive to be a quality business, we think there are better opportunities with more encouraging catalysts elsewhere in the industry. Additionally, we believe it is possible that Colgate-Palmolive could see an earnings

PORTFOLIO RESULTS

decrease in the near term, as foreign currency pressures continue to impact the company. As a result, we decided to exit the position and pursue higher conviction ideas.

We sold the Fund’s position in Biogen, a biotechnology company. Like most companies within the health care sector, Biogen faced headwinds from increased U.S. regulation and felt increasing pressure after announcing a divestiture of its hemophilia business. At the beginning of June 2016, Biogen saw a notable decline in its share price after opicinumab, a drug for multiple sclerosis, missed an essential endpoint of its Phase II clinical trial. We sold the Fund’s position in Biogen, as we believe the stock is in deceleration mode.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and information technology increased and its allocations to consumer discretionary and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had an underweighted position compared to the Russell Index in health care. The Fund was rather neutrally weighted to the Russell Index in consumer staples, energy, financials, industrials, information technology, real estate and materials and had no position at all in utilities or telecommunication services at the end of the Reporting Period.

FUND BASICS

Capital Growth Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	5.79%	10.51%
Class C	4.98	10.51
Institutional	6.19	10.51
Service	5.66	10.51
Class IR	6.05	10.51
Class R	5.51	10.51
Class R6	6.19	10.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.00%	9.69%	6.41%	8.81%	4/20/90
Class C	-4.33	10.11	6.21	4.97	8/15/97
Institutional	-2.23	11.38	7.44	6.17	8/15/97
Service	-2.69	10.83	6.91	5.65	8/15/97
Class IR	-2.40	11.22	N/A	6.35	11/30/07
Class R	-2.85	10.67	N/A	5.83	11/30/07
Class R6	N/A	N/A	N/A	-5.08	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.49%
Class C	1.90	2.25
Institutional	0.75	1.09
Service	1.25	1.60
Class IR	0.90	1.24
Class R	1.40	1.74
Class R6	0.73	1.07

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	3.0	Software
Facebook, Inc. Class A	2.9	Internet Software & Services
Amazon.com, Inc.	2.8	Internet & Direct Marketing Retail
MasterCard, Inc. Class A	2.8	IT Services
Comcast Corp. Class A	2.3	Media
Alphabet, Inc. Class A	2.2	Internet Software & Services
Alphabet, Inc. Class C	2.2	Internet Software & Services
Honeywell International, Inc.	2.1	Industrial Conglomerates
The Walt Disney Co.	2.1	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $10,000 investment made on September 1, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	5.79%	13.55%	7.32%	9.14%
Including sales charges	0.00%	12.28%	6.72%	8.91%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.98%	12.71%	6.52%	5.13%
Including contingent deferred sales charges	3.93%	12.71%	6.52%	5.13%

Institutional Class (Commenced August 15, 1997)	6.19%	14.00%	7.75%	6.34%

Service Class (Commenced August 15, 1997)	5.66%	13.43%	7.21%	9.06%

Class IR (Commenced November 30, 2007)	6.05%	13.83%	N/A	6.70%

Class R (Commenced November 30, 2007)	5.51%	13.26%	N/A	6.17%

Class R6 (Commenced July 31, 2015)	6.19%	N/A	N/A	-1.19%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 5.10%, 4.27%, 5.47%, 5.31%, 4.81% and 5.56%, respectively. These returns compare to the 10.51% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the information technology, health care and consumer staples sectors detracted from the Fund’s relative results most during the Reporting Period. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were financials and industrials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to its benchmark index were positions in global pharmaceutical company Allergan, global apparel company PVH and biotechnology firm Vertex Pharmaceuticals.

Allergan was the Fund’s biggest individual detractor during the Reporting Period. Volatility related to mergers and acquisitions the company has been involved in as well as market concerns around drug pricing pressures weighed on Allergan’s stock during the Reporting Period. Despite the near-term volatility and underperformance, we continued to believe at the end of the Reporting Period that Allergan was a high quality growth business, trading at an attractive valuation with meaningful financial flexibility going forward.

PVH was a top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds added pressure to what we believe is otherwise a high quality company. While we continue to like the company and believe PVH remains a leading franchise with dominant market share, strong pricing power and solid fundamentals, near-term uncertainty led us to consolidate the Fund’s exposure into other consumer positions where we find the risk/reward opportunity more compelling.

PORTFOLIO RESULTS

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Early in 2016, its shares came under pressure following a disappointing fiscal fourth quarter that fell short of consensus expectations. Additionally, lowered expectations surrounding the launch of Vertex Pharmaceuticals’ new cystic fibrosis treatment, orkambi, caused shares to decline. Despite this weakness, at the end of the Reporting Period, we believed Vertex Pharmaceuticals had strong underlying fundamentals, a promising product pipeline with significant short-term and long-term catalysts and an attractive valuation. We further believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, online social media platform Facebook and e-commerce retailer Amazon.com.

Equinix was the strongest contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

Facebook was a top positive contributor to the Fund’s relative results during the Reporting Period. The company reported strong quarterly results during the Reporting Period, underpinned by advertisement revenue growth well above market expectations. Demand from advertisers was robust across most segments and geographies, and the company benefited from its three key levers — user growth, time spent and ad load. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase earnings. We think additional tailwinds in the form of lower and decreasing tax rates — and video-driven growth — may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry and robust contribution from Instagram warrant a constructive outlook on its long- term growth prospects.

Amazon.com reported strong third quarter 2015 results and solid first quarter 2016 results, with revenues and earnings well ahead of market expectations. Fundamentals were robust, and its management’s guidance implied continued strength. At the end of the Reporting Period, we believed the business remained strong in retail and Amazon Web Services (“AWS”) and that Amazon Prime’s membership growth could potentially position Amazon.com as a long-term outperformer in the retail industry. We continued to view Amazon.com’s business favorably and believed the company could well be the beneficiary of its scale and competitive advantages over the long term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Comcast, a broadband cable and media company. We believe Comcast is a best-in-class name that provides on-demand content, innovates well on channel mediums, and, despite cord cutting trends and satellite expansion, outperforms in cable. (Cord cutting refers to the practice of stopping a cable or satellite television service or getting rid of a landline phone in favor of less expensive options.) We like Comcast’s diversification across content and distribution as well as its diversification across content businesses. Given what we perceive to be the company’s positive near-term outlook and strong underlying fundamentals, we are optimistic on Comcast’s long-term return and thus established a position in the Fund.

We established a Fund position in Microsoft. Share price weakness on the back of challenging quarterly results had created an opportunity, in our view, to initiate a position, and we believe the company presents good risk/reward potential. We are optimistic on what we believe are some solid growth

PORTFOLIO RESULTS

and improved profitability focus areas, including Azure, Office 365 and Xbox. We believe Microsoft is attractively valued with a strong balance sheet, high free cash flow yield and a management that we believe is moving the company in the right direction.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in information storage company EMC. We believed that any complications with respect to its acquisition by Dell could add negative pressure to its stock, thus making the risk/reward profile less compelling, in our view. The stock had performed relatively well in the recent downturn, and so we took the opportunity to exit the Fund’s position to allocate the proceeds to other ideas with what we considered to have more compelling upside.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials increased as did its position in cash, while its allocations to consumer discretionary, consumer staples, energy and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the real estate and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, industrials and materials. The Fund was rather neutrally weighted relative to the Russell Index in consumer staples, financials and health care and had no position at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	5.10%	10.51%
Class C	4.27	10.51
Institutional	5.47	10.51
Class IR	5.31	10.51
Class R	4.81	10.51
Class R6	5.56	10.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.61%	8.52%	6.01%	6.48%	9/03/02
Class C	-5.02	8.93	5.80	6.11	9/03/02
Institutional	-2.88	10.21	7.03	7.35	9/03/02
Class IR	-3.04	10.04	N/A	5.25	11/30/07
Class R	-3.55	9.48	N/A	4.74	11/30/07
Class R6	N/A	N/A	N/A	-5.24	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	1.60%
Class C	1.97	2.35
Institutional	0.82	1.20
Class IR	0.97	1.35
Class R	1.47	1.87
Class R6	0.80	1.18

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.5%	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	4.8	Internet Software & Services
Amazon.com, Inc.	4.1	Internet & Direct Marketing Retail
Alphabet, Inc. Class A	4.1	Internet Software & Services
American Tower Corp.	4.0	Equity Real Estate Investment Trusts (REITs)
Costco Wholesale Corp.	3.8	Food & Staples Retailing
MasterCard, Inc. Class A	2.9	IT Services
Comcast Corp. Class A	2.9	Media
Honeywell International, Inc.	2.9	Industrial Conglomerates
Microsoft Corp.	2.7	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	5.10%	12.38%	6.86%	7.14%
Including sales charges	-0.63%	11.11%	6.25%	6.71%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	4.27%	11.55%	6.06%	6.33%
Including contingent deferred sales charges	3.23%	11.55%	6.06%	6.33%

Institutional Class (Commenced September 3, 2002)	5.47%	12.83%	7.28%	7.57%

Class IR (Commenced November 30, 2007)	5.31%	12.66%	N/A	5.63%

Class R (Commenced November 30, 2007)	4.81%	12.11%	N/A	5.13%

Class R6 (Commenced July 31, 2015)	5.56%	N/A	N/A	-1.12%

PORTFOLIO RESULTS

Goldman Sachs Dynamic U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Value Equity Investment Team discuss the Goldman Sachs Dynamic U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 4.39%, 3.66%, 4.84%, 4.67%, 4.18% and 4.86%, respectively. These returns compare to the 12.52% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in information technology, health care and consumer staples detracted from the Fund’s relative results most. Having an underweighted allocation to information technology, which outpaced the S&P 500 Index during the Reporting Period, also hurt. The only sector to contribute positively to the Fund’s relative performance during the Reporting Period was financials, wherein effective stock selection more than offset the detracting effect of having an overweight in the comparatively weakly performing sector.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global apparel retailer Gap, global pharmaceutical company Allergan and online professional network provider LinkedIn.

Gap reported several quarters of disappointing earnings results driven by weaker than consensus expected sales and foreign exchange headwinds from a stronger U.S. dollar. Product design initiatives had been unable to turn around same-store sales trends, and a challenging macroeconomic environment for apparel retailers remained a headwind for the company. Additionally, news of Old Navy’s president leaving in 2015 was a slight negative for the company. As a result, we believe the risk/reward profile for Gap is less compelling over the near term, and so we exited the Fund’s position by the end of the Reporting Period.

Allergan was among the Fund’s biggest detractors during the Reporting Period. Volatility related to mergers and acquisitions the company has been involved in as well as market concerns around drug pricing pressures weighed on Allergan’s stock during the Reporting Period. Despite the near-term volatility and underperformance, we continued to believe at the end of the Reporting Period that Allergan was a high quality growth business, trading at an attractive valuation with meaningful financial flexibility going forward.

LinkedIn reported solid fourth quarter 2015 results, with revenues and earnings ahead of market estimates, and

PORTFOLIO RESULTS

healthy user engagement. Of note, however, was top and bottom line guidance below market expectations, which led to a stock price decline. Specifically, its management attributed the slowdown to macroeconomic pressures in the Europe, Middle East and Africa (“EMEA”) and Asia-Pacific (“APAC”) regions, and it indicated its plans to shut down its acquired Bizo asset. We believe these factors have led investors to question the company’s growth outlook, which is additionally affected by foreign exchange headwinds. We were optimistic on the company’s competitive positioning and unique offering, but our concerns around its long-term business model — as well as its lower guidance — led us to exit the Fund’s position and invest in higher conviction ideas.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in e-commerce retailers Amazon.com and eBay and industrial conglomerate General Electric.

Amazon.com reported strong third quarter 2015 results and solid first quarter 2016 results, with revenues and earnings well ahead of market expectations. Fundamentals were robust, and its management’s guidance implied continued strength. At the end of the Reporting Period, we believed the business remained strong in retail and Amazon Web Services (“AWS”) and that Amazon Prime’s membership growth could potentially position Amazon.com as a long-term outperformer in the retail industry. We continued to view Amazon.com’s business favorably and believed the company could well be the beneficiary of its scale and competitive advantages over the long term.

Shares of eBay gained through July 2016 following strong second quarter 2016 earnings results that were well ahead of market expectations. The company raised its third quarter 2016 outlook for earnings and revenues. eBay also announced an additional $1 billion stock repurchase. At the end of the Reporting Period, we believed eBay’s management team was taking the right steps to ensure the company continues to grow and improve its offerings to customers. In our view, eBay has a strong balance sheet and good cash flow generation, which is a reason for us to have strong conviction in the company and its financial flexibility to invest in its business for future growth.

Throughout the Reporting Period, General Electric reported earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, investors reacted positively to General Electric’s long-awaited announcement to spin off its majority stake in Synchrony Financial to existing shareholders. At the end of the Reporting Period, we remained optimistic on General Electric’s growth prospects, as a strong backlog of orders and what we believe to be accretive synergies from recent transactions could be supportive to its earnings in a potentially slow global economic growth environment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in online social media platform Facebook during the Reporting Period. Over time, Facebook has established an important position as a consumer utility and has captured a significant portion of today’s mobile application mindshare. In our view, demand for Facebook’s business remains strong, and along with its Instagram franchise and online video features, the company is well positioned to capitalize on significant advertising growth.

We established a Fund position in MasterCard. MasterCard is a leading global payments and technology company that connects consumers, financial institutions, merchants, governments and businesses worldwide, enabling them to use electronic forms of payment instead of cash and checks. The company offers a wide range of payment solutions that enable the development and implementation of credit, debit, prepaid, commercial and related payment programs and solutions for consumers and merchants. In our view, the company performed well during the fourth quarter of 2015, exceeding its own estimates of gross revenues and billings, although an ongoing rebate and incentive program dragged a bit on net revenue growth. We are positive on the current macroeconomic trends, especially consumer spending, which we believe should benefit the company. We also believe MasterCard has a high quality management team, an investment grade balance sheet and strong free cash flow and operating margins.

Conversely, we sold the Fund’s position in financial services company American International Group (“AIG”). We believe any complications with respect to its newly announced strategic plan could add negative pressure to the stock, as major changes within such a complex organization take time

PORTFOLIO RESULTS

to harmonize, in our view. We took the opportunity to exit the Fund’s position in AIG to pursue higher conviction ideas.

We eliminated the Fund’s position in information storage company EMC. We believed that any complications with respect to its acquisition by Dell could add negative pressure to its stock, thus making the risk/reward profile less compelling, in our view. The stock had performed relatively well in the recent downturn, and so we took the opportunity to exit the Fund’s position to allocate the proceeds to other ideas with what we considered to have more compelling upside.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, health care, information technology and materials increased and its allocations to consumer staples, financials and industrials decreased compared to the S&P 500 Index. The Fund’s position in cash also declined during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the S&P 500 Index in consumer discretionary, materials, real estate and consumer staples. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in information technology, industrials, utilities and health care and was rather neutrally weighted to the S&P 500 Index in energy and financials.

The Fund had no position at all in telecommunication services at the end of the Reporting Period.

FUND BASICS

Dynamic U.S. Equity Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	4.39%	12.52%
Class C	3.66	12.52
Institutional	4.84	12.52
Class IR	4.67	12.52
Class R	4.18	12.52
Class R6	4.86	12.52

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-11.74%	7.64%	8.80%	11/30/09
Class C	-8.20	8.07	8.91	11/30/09
Institutional	-6.24	9.31	10.18	11/30/09
Class IR	-6.46	9.13	10.00	11/30/09
Class R	-6.82	8.62	9.47	11/30/09
Class R6	N/A	N/A	-6.98	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	2.81%
Class C	1.97	3.56
Institutional	0.82	2.42
Class IR	0.97	2.63
Class R	1.47	3.10
Class R6	0.80	2.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Bank of America Corp.	5.2%	Banks
Amazon.com, Inc.	5.1	Internet & Direct Marketing Retail
Pfizer, Inc.	4.2	Pharmaceuticals
Apple, Inc.	3.9	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	3.8	Internet Software & Services
MasterCard, Inc. Class A	3.5	IT Services
JPMorgan Chase & Co.	3.4	Banks
McKesson Corp.	3.2	Health Care Providers & Services
General Electric Co.	3.1	Industrial Conglomerates
Abbott Laboratories	3.1	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Through April 30, 2015, the Fund had been known as the Goldman Sachs U.S. Equity Fund and certain of its strategies differed. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic U.S. Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 30, 2009 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	4.39%	12.38%	10.27%
Including sales charges	-1.34%	11.12%	9.35%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	3.66%	11.54%	9.43%
Including contingent deferred sales charges	2.62%	11.54%	9.43%

Institutional Class (Commenced November 30, 2009)	4.84%	12.82%	10.71%

Class IR (Commenced November 30, 2009)	4.67%	12.64%	10.53%

Class R (Commenced November 30, 2009)	4.18%	12.10%	9.99%

Class R6 (Commenced July 31, 2015)	4.86%	N/A	-2.12%

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 4.93%, 4.12%, 5.29%, 5.20%, 4.61% and 5.29%, respectively. These returns compare to the 9.96% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were information technology, consumer staples and health care, wherein stock selection proved challenging. The sectors that contributed positively to the Fund’s relative performance during the Reporting Period were financials, energy and consumer discretionary, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in luxury household furnishing company Restoration Hardware Holdings, online professional network provider LinkedIn and software giant Microsoft.

During the Reporting Period, Restoration Hardware Holdings experienced headwinds of an increasingly challenging retail industry, especially around the high-end consumer. Given the lower and volatile demand, we exited the Fund’s position to invest in what we considered to be more compelling ideas.

LinkedIn reported solid fourth quarter 2015 results, with revenues and earnings ahead of market estimates, and healthy user engagement. Of note, however, was top and bottom line guidance below market expectations, which led to a stock price decline. Specifically, its management attributed the slowdown to macroeconomic pressures in the Europe, Middle East and Africa (“EMEA”) and Asia-Pacific (“APAC”) regions, and it indicated its plans to shut down its acquired Bizo asset. We believe these factors have led investors to question the company’s growth outlook, which is additionally affected by foreign exchange headwinds. We were optimistic on the company’s competitive positioning and unique offering, but our concerns around its long-term business model — as well as its lower guidance — led us to exit the Fund’s position and invest in higher conviction ideas.

PORTFOLIO RESULTS

Microsoft was a new purchase for the Fund during the Reporting Period. Share price weakness on the back of challenging quarterly results had created an opportunity, in our view, to initiate a position, and we believe the company presents good risk/reward potential. During the Reporting Period, Microsoft’s stock performed strongly in absolute returns, but an underweight in the Fund compared to the Russell Index led to it being a detractor from relative returns. Microsoft reported fiscal fourth quarter results that meaningfully exceeded market expectations, with solid revenue trends. Its management also guided down for the following quarter, although the downward revision was more muted than what we have seen in some other quarters. At the end of the Reporting Period, we were optimistic on what we believe are some solid growth and improved profitability focus areas, including Azure, Office 365 and Xbox. We also believed Microsoft was attractively valued with a strong balance sheet, high free cash flow yield and a management that we believe is moving the company in the right direction.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in data center real estate investment trust (“REIT”) Equinix, specialty retailer Ulta Salon, Cosmetics & Fragrance and water technology company Xylem.

Equinix was the strongest contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

After a challenging start to 2016 for Ulta Salon, Cosmetics & Fragrance, momentum started picking up for the company in the beginning of April 2016 after strong first quarter 2016 earnings and the company being added to the S&P 500 Index. Its strong results were driven by margins, revenues and e-commerce growth that were ahead of market expectations. In our view, the company is a strong brand that continues to gain recognition. We believe Ulta Salon, Cosmetics & Fragrance has an opportunity to grow market share through higher brand awareness, increasing loyalty to existing stores, expansion of new stores and e-commerce.

During the Reporting Period, Xylem reported strong quarterly results, and toward the end of the Reporting Period, announced the purchase of Sensus, a smart water meter company, for approximately $1.7 billion in cash. The acquisition was viewed positively by investors, as it further bolsters Xylem’s product offering and technological advantage. At the end of the Reporting Period, we remained optimistic on Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we established a Fund position in beverage company Coca-Cola. We view Coca-Cola as a high quality, large-cap consumer staples franchise, with iconic brands and a structurally advantaged global supply chain. However, the stock has been pressured in recent years by international macro headwinds and widespread health concerns about soft drinks. We see meaningful positive incremental change occurring at Coca- Cola, with core category pricing improving sustainably, more aggressive cost cutting, productivity driving higher marketing reinvestment, and structural improvements from bottler refranchising. We expect the turnaround at the company to be increasingly appreciated by the market over time. We also see room for multiple expansion relative to other high quality consumer staples peers. These factors, combined with a stabilizing global macro and currency backdrop, could lead to faster growth and higher returns, in our view.

Conversely, we exited the Fund’s position in coffee retailer Starbucks. During the Reporting Period, Starbucks reported disappointing comparable same-store sales growth, which dampened investor sentiment, as it could be an indicator that the rate of its growth is slowing more than widely expected.

PORTFOLIO RESULTS

Though we continue to like the company and the strength of its franchise, we believed there were other names with more compelling risk/reward profiles, and so we sold the position.

We eliminated the Fund’s position in quick-service restaurant owner and franchiser YUM! Brands. While we believe YUM! Brands is a fundamentally strong company with a promising outlook, upcoming initiatives and resilience during difficult environments, we decided to sell out of the name and fund other ideas presenting, in our view, better risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and industrials increased and its allocations to consumer discretionary, energy and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the financials sector. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, consumer discretionary and materials and was rather neutrally weighted to the Russell Index in consumer staples, energy, industrials, information technology, real estate and telecommunication services. The Fund had no position at all in the utilities sector at the end of the Reporting Period.

FUND BASICS

Flexible Cap Growth Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 3000® Growth Index[2]
Class A	4.93%	9.96%
Class C	4.12	9.96
Institutional	5.29	9.96
Class IR	5.20	9.96
Class R	4.61	9.96
Class R6	5.29	9.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000® Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Year	Since Inception	Inception Date
Class A	-8.73%	9.54%	7.92%	1/31/08
Class C	-5.15	9.95	7.86	1/31/08
Institutional	-3.07	11.23	9.10	1/31/08
Class IR	-3.11	11.07	8.94	1/31/08
Class R	-3.71	10.51	8.40	1/31/08
Class R6	N/A	N/A	-5.98	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	2.97%
Class C	1.97	3.71
Institutional	0.82	2.57
Class IR	0.97	2.66
Class R	1.47	3.24
Class R6	0.80	4.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.8%	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	3.9	Internet Software & Services
Amazon.com, Inc.	3.6	Internet & Direct Marketing Retail
Alphabet, Inc. Class A	2.8	Internet Software & Services
Microsoft Corp.	2.7	Software
Alphabet, Inc. Class C	2.4	Internet Software & Services
Honeywell International, Inc.	2.2	Industrial Conglomerates
MasterCard, Inc. Class A	2.1	IT Services
Comcast Corp. Class A	1.9	Media
Costco Wholesale Corp.	1.9	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2008 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	4.93%	13.70%	8.97%
Including sales charges	-0.81%	12.43%	8.26%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	4.12%	12.86%	8.19%
Including contingent deferred sales charges	3.08%	12.86%	8.19%

Institutional Class (Commenced January 31, 2008)	5.29%	14.16%	9.42%

Class IR (Commenced January 31, 2008)	5.20%	14.00%	9.27%

Class R (Commenced January 31, 2008)	4.61%	13.44%	8.73%

Class R6 (Commenced July 31, 2015)	5.29%	N/A	-1.92%

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 3.36%, 2.56%, 3.75%, 3.65%, 3.07% and 3.77%, respectively. These returns compare to the 10.51% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly, during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, consumer discretionary and consumer staples detracted from the Fund’s relative results most. Effective stock selection in the financials sector and having an underweight to the energy sector, which was by far the weakest performer in the Russell Index during the Reporting Period, helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in global apparel company PVH, global pharmaceutical company Allergan and biotechnology firm Vertex Pharmaceuticals.

PVH was the top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds added pressure to what we believe is otherwise a high quality company. While we continue to like the company and believe PVH remains a leading franchise with dominant market share, strong pricing power and solid fundamentals, near- term uncertainty led us to consolidate the Fund’s exposure into other consumer positions where we find the risk/reward opportunity more compelling.

Allergan was among the Fund’s biggest detractors during the Reporting Period. Volatility related to mergers and acquisitions the company has been involved in as well as market concerns around drug pricing pressures weighed on Allergan’s stock during the Reporting Period. Despite the near-term volatility and underperformance, we continued to believe at the end of the Reporting Period that Allergan was a high quality growth business, trading at an attractive valuation with meaningful financial flexibility going forward.

PORTFOLIO RESULTS

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Early in 2016, its shares came under pressure following a disappointing fiscal fourth quarter that fell short of consensus expectations. Additionally, lowered expectations surrounding the launch of Vertex Pharmaceuticals’ new cystic fibrosis treatment, orkambi, caused shares to decline. Despite this weakness, at the end of the Reporting Period, we believed Vertex Pharmaceuticals had strong underlying fundamentals, a promising product pipeline with significant short-term and long-term catalysts and an attractive valuation. We further believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited from relative to the Russell Index were positions in data center real estate investment trust (“REIT”) Equinix, online social media platform Facebook and e-commerce retailer Amazon.com.

Equinix was the strongest contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

Facebook, a new purchase for the Fund during the Reporting Period, was a top positive contributor to the Fund’s relative results during the Reporting Period. Over time, Facebook has established an important position as a consumer utility and has captured a significant portion of today’s mobile application mindshare. In our view, demand for Facebook’s business remains strong, and along with its Instagram franchise and online video features, the company is well positioned to capitalize on significant advertising growth. During the Reporting Period, the company reported strong quarterly results, underpinned by advertisement revenue growth well above market expectations. Demand from advertisers was robust across most segments and geographies, and the company benefited from its three key levers — user growth, time spent and ad load. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase earnings. We think additional tailwinds in the form of lower and decreasing tax rates — and video-driven growth — may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry and robust contribution from Instagram warrant a constructive outlook on its long-term growth prospects.

Amazon.com reported strong third quarter 2015 results and solid first quarter 2016 results, with revenues and earnings well ahead of market expectations. Fundamentals were robust, and its management’s guidance implied continued strength. At the end of the Reporting Period, we believed the business remained strong in retail and Amazon Web Services (“AWS”) and that Amazon Prime’s membership growth could potentially position Amazon.com as a long-term outperformer in the retail industry. We continued to view Amazon.com’s business favorably and believed the company could well be the beneficiary of its scale and competitive advantages over the long term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Facebook, already mentioned, we initiated a Fund position in Honeywell International. Honeywell International is a diversified technology and manufacturing company, which offers aerospace products,

PORTFOLIO RESULTS

power generation systems, specialty chemicals and electronic materials. We are encouraged by positive trends in aerospace, U.S. defense, China and process management, which we believe position the company well for long-term growth. We also see opportunities for improved free cash flow margins should capital expenditures decline in the next few years as we anticipate. Given our positive near-term outlook and what we see as the company’s prospects for organic acceleration, we are optimistic on Honeywell International’s long-term returns.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in online travel company Priceline Group. While we believe Priceline Group is a quality business, our confidence in the company was tested by persistent consensus concerns about continued lodging and an unfavorable outlook for the travel industry. As a result, we decided to sell the position and pursue higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, industrials and materials increased and its allocations to consumer discretionary, financials and information technology decreased relative to the Russell Index. The Fund’s allocation to cash decreased during the Reporting Period as well.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the financials, real estate and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, health care and information technology. The Fund was rather neutrally weighted to the Russell Index in industrials and materials and had no positions at all in the energy, utilities or telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Focused Growth Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	3.36%	10.51%
Class C	2.56	10.51
Institutional	3.75	10.51
Class IR	3.65	10.51
Class R	3.07	10.51
Class R6	3.77	10.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Since Inception	Inception Date
Class A	-7.46%	10.62%	1/31/12
Class C	-3.84	11.22	1/31/12
Institutional	-1.75	12.51	1/31/12
Class IR	-1.92	12.34	1/31/12
Class R	-2.42	11.77	1/31/12
Class R6	N/A	-4.63	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	2.22%
Class C	1.95	3.00
Institutional	0.80	1.85
Class IR	0.97	2.02
Class R	1.45	2.50
Class R6	0.78	1.83

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	10.2%	Technology Hardware, Storage & Peripherals
American Tower Corp.	6.1	Equity Real Estate Investment Trusts (REITs)
Costco Wholesale Corp.	6.1	Food & Staples Retailing
Facebook, Inc. Class A	5.8	Internet Software & Services
Alphabet, Inc. Class A	5.4	Internet Software & Services
MasterCard, Inc. Class A	5.4	IT Services
Amazon.com, Inc.	4.9	Internet & Direct Marketing Retail
Honeywell International, Inc.	4.9	Industrial Conglomerates
Abbott Laboratories	4.7	Health Care Equipment & Supplies
Intercontinental Exchange, Inc.	4.5	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED GROWTH FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on January 31, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2012 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Since Inception
Class A (Commenced January 31, 2012)
Excluding sales charges	3.36%	12.37%
Including sales charges	-2.34%	10.99%

Class C (Commenced January 31, 2012)
Excluding contingent deferred sales charges	2.56%	11.54%
Including contingent deferred sales charges	1.54%	11.54%

Institutional Class (Commenced January 31, 2012)	3.75%	12.83%

Class IR (Commenced January 31, 2012)	3.65%	12.66%

Class R (Commenced January 31, 2012)	3.07%	12.09%

Class R6 (Commenced July 31, 2015)	3.77%	-1.33%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 3.39%, 2.66%, 3.76%, 3.27%, 3.64%, 3.12% and 3.81%, respectively. These returns compare to the 6.98% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the consumer discretionary, health care and information technology sectors. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were financials and industrials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in luxury household furnishing company Restoration Hardware Holdings, hospital and medical services provider holding company Adeptus Health and molecular diagnostics company Cepheid.

During the Reporting Period, Restoration Hardware Holdings experienced headwinds of an increasingly challenging retail industry, especially around the high-end consumer. Given the lower and volatile demand, we exited the Fund’s position to invest in what we considered to be more compelling ideas.

Toward the beginning of the Reporting Period, despite strong third quarter 2015 results, Adeptus Health’s shares traded lower, partly due to sympathies toward other health services companies that performed below market expectations. Additionally, the company’s results reflected some seasonal slowdown from the prior quarter, which may have impacted investor sentiment. At the end of the Reporting Period, we believed Adeptus Health remained one of the fastest growing players in the health care services industry with good visibility on new facility openings during the next few years. In our view, the company’s growth story has also been driven by its joint venture strategy that focuses on partnering with not-for-profit health care systems. Adeptus Health maintains a dominant position in a rapidly expanding industry, and we believe it presents significant upside

PORTFOLIO RESULTS

potential should it continue to expand both organically and through its joint venture strategy.

Much of Cepheid’s share price decline came following its fiscal third quarter 2015 earnings report. While the company was in line with the market’s revenue expectations, it reduced its revenue outlook in the fourth quarter of 2015. Despite the weakness, at the end of the Reporting Period, we maintained confidence in the actions its management is taking to accelerate the company’s growth profile. In our view, Cepheid remains the dominant molecular diagnostics platform.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty retailers Ulta Salon, Cosmetics & Fragrance, data center real estate investment trust (“REIT”) Equinix and water technology company Xylem.

After a challenging start to 2016 for Ulta Salon, Cosmetics & Fragrance, momentum started picking up for the company in the beginning of April 2016 after strong first quarter 2016 earnings and the company being added to the S&P 500 Index. Its strong results were driven by margins, revenues and e-commerce growth that were ahead of market expectations. In our view, the company is a strong brand that continues to gain recognition. We believe Ulta Salon, Cosmetics & Fragrance has an opportunity to grow market share through higher brand awareness, increasing loyalty to existing stores, expansion of new stores and e-commerce.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

During the Reporting Period, Xylem reported strong quarterly results, and toward the end of the Reporting Period, announced the purchase of Sensus, a smart water meter company, for approximately $1.7 billion in cash. The acquisition was viewed positively by investors, as it further bolsters Xylem’s product offering and technological advantage. Xylem was a new purchase for the Fund during the Reporting Period. In our view, Xylem is poised to benefit from secular growth and the cyclical recovery of water utility spending. The company’s exposure to oil is minimal, and we believe there are merger and acquisition opportunities to move up the water technology curve if needed. At the end of the Reporting Period, we remained optimistic on Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in off-price retailer Ross Stores. Off-price retailers, such as Ross Stores, seek to take advantage of excess inventory from full-price retailers by purchasing goods at a significant discount to their original prices. We believe Ross Stores is well positioned within its industry and attractively valued for a high quality company. We are encouraged by Ross Stores’ consistent sales and earnings growth over time, strong free cash flows, and demonstrated track record of returning capital to shareholders.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in W.W. Grainger, a distributor of repair and operating supplies. Toward the end of July 2016, the company reported weak second quarter 2016 results, which missed market estimates, and its management cut its guidance. This weakness was driven primarily by pricing below market expectations, particularly in the U.S. and Canada. The company was also losing market share with mid-sized customers. Overall, we believe the business continues to face secular challenges, and so we sold out of the Fund position to invest in higher conviction ideas.

We sold the Fund’s position in LinkedIn, the online professional network provider. Late in the Reporting Period, its shares sharply gained following the announcement that

PORTFOLIO RESULTS

Microsoft had reached an agreement to acquire LinkedIn at a significant premium. After this development, we decided to exit the Fund’s position and allocate proceeds to other ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, industrials, materials and telecommunication services increased as did its position in cash and its allocations to consumer discretionary, health care and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, consumer staples, financials and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, consumer discretionary and real estate. The Fund was rather neutrally weighted to the Index in energy, health care and industrials and had no position at all in utilities at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell Midcap® Growth Index[2]
Class A	3.39%	6.98%
Class C	2.66	6.98
Institutional	3.76	6.98
Service	3.27	6.98
Class IR	3.64	6.98
Class R	3.12	6.98
Class R6	3.81	6.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.53%	7.86%	8.05%	10.01%	5/24/99
Class C	-7.01	8.26	7.85	9.55	5/24/99
Institutional	-4.99	9.51	9.10	10.81	5/24/99
Service	-5.47	8.97	8.56	10.25	5/24/99
Class IR	-5.10	9.36	N/A	7.57	11/30/07
Class R	-5.62	8.80	N/A	7.04	11/30/07
Class R6	N/A	N/A	N/A	-5.77	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.40%
Class C	2.05	2.15
Institutional	0.95	1.00
Service	1.45	1.50
Class IR	1.05	1.15
Class R	1.55	1.65
Class R6	0.93	0.98

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Amphenol Corp. Class A	2.8%	Electronic Equipment, Instruments & Components
Ross Stores, Inc.	2.6	Specialty Retail
Fidelity National Information Services, Inc.	2.6	IT Services
SBA Communications Corp. Class A	2.6	Diversified Telecommunication Services
Panera Bread Co. Class A	2.4	Hotels, Restaurants & Leisure
The Middleby Corp.	2.4	Machinery
Equinix, Inc.	2.3	Equity Real Estate Investment Trusts (REITs)
Ulta Salon, Cosmetics & Fragrance, Inc.	2.3	Specialty Retail
Intuit, Inc.	2.2	Software
Xylem, Inc.	2.2	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	3.39%	12.26%	9.29%	10.46%
Including sales charges	-2.29%	11.00%	8.68%	10.10%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	2.66%	11.42%	8.48%	9.65%
Including contingent deferred sales charges	1.64%	11.42%	8.48%	9.65%

Institutional Class (Commenced May 24, 1999)	3.76%	12.70%	9.72%	10.90%

Service Class (Commenced May 24, 1999)	3.27%	12.14%	9.18%	10.35%

Class IR (Commenced November 30, 2007)	3.64%	12.54%	N/A	7.81%

Class R (Commenced November 30, 2007)	3.12%	11.98%	N/A	7.28%

Class R6 (Commenced July 31, 2015)	3.81%	N/A	N/A	-2.45%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $38 million and $32.6 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of -0.56%, -1.34%, -0.21%, -0.67%, -0.31%, -0.83% and -0.21%, respectively. These returns compare to the 4.64% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly, during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from relative results most during the Reporting Period were information technology, health care and industrials, wherein stock selection was challenging. Effective stock selection in the consumer discretionary, financials and energy sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to its benchmark index were positions in luxury household furnishing company Restoration Hardware Holdings, hospital and medical services provider holding company Adeptus Health and molecular diagnostics company Cepheid.

During the Reporting Period, Restoration Hardware Holdings experienced headwinds of an increasingly challenging retail industry, especially around the high-end consumer. Given the lower and volatile demand, we exited the Fund’s position to invest in what we considered to be more compelling ideas.

Toward the beginning of the Reporting Period, despite strong third quarter 2015 results, Adeptus Health’s shares traded lower, partly due to sympathies toward other health services companies that performed below market expectations. Additionally, the company’s results reflected some seasonal slowdown from the prior quarter, which may have impacted investor sentiment. At the end of the Reporting Period, we believed Adeptus Health remained one of the fastest growing players in the health care services industry with good visibility on new facility openings during the next few years. In our view, the company’s growth story has also been driven by its joint venture strategy that focuses on partnering with not-for-profit health care systems. Adeptus Health maintains a dominant position in a rapidly expanding industry, and we believe it presents significant upside potential should it continue to expand both organically and through its joint venture strategy.

PORTFOLIO RESULTS

Much of Cepheid’s share price decline came following its fiscal third quarter 2015 earnings report. While the company was in line with the market’s revenue expectations, it reduced its revenue outlook in the fourth quarter of 2015. Despite the weakness, at the end of the Reporting Period, we maintained confidence in the actions its management is taking to accelerate the company’s growth profile. In our view, Cepheid remains the dominant molecular diagnostics platform.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in specialty retailers Ulta Salon, Cosmetics & Fragrance, data center real estate investment trust (“REIT”) Equinix and water technology company Xylem.

After a challenging start to 2016 for Ulta Salon, Cosmetics & Fragrance, momentum started picking up for the company in the beginning of April 2016 after strong first quarter 2016 earnings and the company being added to the S&P 500 Index. Its strong results were driven by margins, revenues and e-commerce growth that were ahead of market expectations. In our view, the company is a strong brand that continues to gain recognition. We believe Ulta Salon, Cosmetics & Fragrance has an opportunity to grow market share through higher brand awareness, increasing loyalty to existing stores, expansion of new stores and e-commerce.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure. That said, as Equinix increased in size, we decided to sell the position, taking profits, and invest in what we considered to be relatively higher growth and more appropriately-sized companies for the Fund’s portfolio.

During the Reporting Period, Xylem reported strong quarterly results, and toward the end of the Reporting Period, announced the purchase of Sensus, a smart water meter company, for approximately $1.7 billion in cash. The acquisition was viewed positively by investors, as it further bolsters Xylem’s product offering and technological advantage. Xylem was a new purchase for the Fund during the Reporting Period. In our view, Xylem is poised to benefit from secular growth and the cyclical recovery of water utility spending. The company’s exposure to oil is minimal, and we believe there are merger and acquisition opportunities to move up the water technology curve if needed. At the end of the Reporting Period, we remained optimistic on Xylem’s margin expansion prospects and believed its management team has done well to position the company for sustainable long-term growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in VCA, an animal health care company that operates in the U.S. and Canada. We believe there is positive momentum in the U.S. veterinary market, as VCA’s numbers have strengthened since last year and its same-store revenue growth has continued. Overall, we believe VCA is a company that makes strategic, high value acquisitions in an accelerating market. We also believe VCA was at an attractive valuation at the time of purchase, and we are optimistic on its long-term growth potential.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in automotive wholesaler LKQ. The stock had performed well since its lows in early 2016, and we decided to allocate the capital to other ideas where we saw a more compelling risk/reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the

PORTFOLIO RESULTS

Reporting Period, the Fund’s exposure to consumer staples, health care, materials and telecommunication services increased and its allocations to financials, industrials and information technology decreased relative to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the consumer staples, telecommunication services, health care and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, information technology and real estate. The Fund was rather neutrally weighted to the Index in consumer discretionary, financials and energy and had no position at all in utilities at the end of the Reporting Period.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2500® Growth Index[2]
Class A	-0.56%	4.64%
Class C	-1.34	4.64
Institutional	-0.21	4.64
Service	-0.67	4.64
Class IR	-0.31	4.64
Class R	-0.83	4.64
Class R6	-0.21	4.64

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-15.13%	8.97%	9.14%	9.07%	6/30/05
Class C	-11.75	9.38	8.93	8.77	6/30/05
Institutional	-9.82	10.65	10.18	10.03	6/30/05
Service	-10.28	10.09	9.63	9.48	6/30/05
Class IR	-9.96	10.48	N/A	8.51	11/30/07
Class R	-10.38	9.93	N/A	7.98	11/30/07
Class R6	N/A	N/A	N/A	-11.26	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.45%
Class C	2.05	2.20
Institutional	0.93	1.05
Service	1.42	1.55
Class IR	1.05	1.20
Class R	1.55	1.70
Class R6	0.91	1.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
The Middleby Corp.	2.8%	Machinery
Eagle Bancorp, Inc.	2.5	Banks
Xylem, Inc.	2.5	Machinery
Avery Dennison Corp.	2.4	Containers & Packaging
Panera Bread Co. Class A	2.3	Hotels, Restaurants & Leisure
RPM International, Inc.	2.3	Chemicals
VCA, Inc.	2.3	Health Care Providers & Services
Electronics for Imaging, Inc.	2.3	Technology Hardware, Storage & Peripherals
TreeHouse Foods, Inc.	2.1	Food Products
SBA Communications Corp. Class A	2.0	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	-0.56%	13.64%	10.50%	9.85%
Including sales charges	-6.04%	12.36%	9.87%	9.30%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	-1.34%	12.77%	9.66%	8.99%
Including contingent deferred sales charges	-2.32%	12.77%	9.66%	8.99%

Institutional Class (Commenced June 30, 2005)	-0.21%	14.09%	10.93%	10.26%

Service Class (Commenced June 30, 2005)	-0.67%	13.52%	10.38%	9.70%

Class IR (Commenced November 30, 2007)	-0.31%	13.92%	N/A	8.83%

Class R (Commenced November 30, 2007)	-0.83%	13.36%	N/A	8.29%

Class R6 (Commenced July 31, 2015)	-0.21%	N/A	N/A	-7.16%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 6.48%, 5.70%, 6.89%, 6.40%, 6.69%, 6.18% and 6.83%, respectively. These returns compare to the 10.51% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, consumer staples and information technology detracted from the Fund’s relative results most during the Reporting Period. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were financials and industrials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in online professional network provider LinkedIn, global pharmaceutical company Allergan and biotechnology firm Vertex Pharmaceuticals.

LinkedIn reported solid fourth quarter 2015 results, with revenues and earnings ahead of market estimates, and healthy user engagement. Of note, however, was top and bottom line guidance below market expectations, which led to a stock price decline. Specifically, its management attributed the slowdown to macroeconomic pressures in the Europe, Middle East and Africa (“EMEA”) and Asia-Pacific (“APAC”) regions, and it indicated its plans to shut down its acquired Bizo asset. We believe these factors have led investors to question the company’s growth outlook, which is additionally affected by foreign exchange headwinds. We were optimistic on the company’s competitive positioning and unique offering, but our concerns around its long-term business model — as well as its lower guidance — led us to exit the Fund’s position and invest in higher conviction ideas.

Allergan was among the Fund’s biggest detractors during the Reporting Period. Volatility related to mergers and acquisitions the company has been involved in as well as market concerns around drug pricing pressures weighed on Allergan’s stock during the Reporting Period. Despite the near-term volatility and underperformance, we continued to believe at the end of the Reporting Period that Allergan was

PORTFOLIO RESULTS

a high quality growth business, trading at an attractive valuation with meaningful financial flexibility going forward.

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Early in 2016, its shares came under pressure following a disappointing fiscal fourth quarter that fell short of consensus expectations. Additionally, lowered expectations surrounding the launch of Vertex Pharmaceuticals’ new cystic fibrosis treatment, orkambi, caused shares to decline. Despite this weakness, at the end of the Reporting Period, we believed Vertex Pharmaceuticals had strong underlying fundamentals, a promising product pipeline with significant short-term and long-term catalysts and an attractive valuation. We further believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, online social media platform Facebook and e-commerce retailer Amazon.com.

Equinix was the strongest contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

Facebook was a top positive contributor to the Fund’s relative results during the Reporting Period. The company reported strong quarterly results during the Reporting Period, underpinned by advertisement revenue growth well above market expectations. Demand from advertisers was robust across most segments and geographies, and the company benefited from its three key levers — user growth, time spent and ad load. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase earnings. We think additional tailwinds in the form of lower and decreasing tax rates — and video-driven growth — may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry and robust contribution from Instagram warrant a constructive outlook on its long- term growth prospects.

Amazon.com reported strong third quarter 2015 results and solid first quarter 2016 results, with revenues and earnings well ahead of market expectations. Fundamentals were robust, and its management’s guidance implied continued strength. At the end of the Reporting Period, we believed the business remained strong in retail and Amazon Web Services (“AWS”) and that Amazon Prime’s membership growth could potentially position Amazon.com as a long-term outperformer in the retail industry. We continued to view Amazon.com’s business favorably and believed the company could well be the beneficiary of its scale and competitive advantages over the long term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in fast-food retail giant McDonald’s. We believe improving sales and reductions in costs should lead to earnings upside and margin expansion. We further think that McDonald’s reduction in capital expenditures and further refranchising could lead to improving return on invested capital and free up additional capital to repurchase stock. In our view, McDonald’s is a high quality franchise with a proficient management team and what we consider to be attractive opportunities to drive top-line growth and earnings.

We established a Fund position in Eli Lilly, a leading pharmaceutical company with a history of innovation and a strong drug pipeline. The company appears to be aiming to

PORTFOLIO RESULTS

improve its financial profile through a combination of cost savings and revenue growth by reducing its research and development and marketing costs over time. Shares of the company had been weak in early 2016, and we took the opportunity to initiate a position in what we believe to be a high quality company, with a leading franchise, strong growth prospects and a strong and improving financial profile.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in biotechnology company Biogen. Like most companies within the health care sector, Biogen faced headwinds from increased U.S. regulation and felt increasing pressure after announcing a divestiture of its hemophilia business. At the beginning of June 2016, Biogen saw a notable decline in its share price after opicinumab, a drug for multiple sclerosis, missed an essential endpoint of its Phase II clinical trial. We sold the Fund’s position in Biogen, as we believe the stock is in deceleration mode.

We eliminated the Fund’s position in information storage company EMC. We believed that any complications with respect to its acquisition by Dell could add negative pressure to its stock, thus making the risk/reward profile less compelling, in our view. The stock had performed relatively well in the recent downturn, and so we took the opportunity to exit the Fund’s position to allocate the proceeds to other ideas with what we considered to have more compelling upside.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and industrials increased and its allocations to consumer discretionary, energy, financials and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had an overweighted position relative to the Russell Index in the real estate sector. On the same date, the Fund had underweighted positions compared to the Russell Index in materials and consumer discretionary. The Fund was rather neutrally weighted to the Russell Index in financials, consumer staples, energy, health care, industrials and information technology and had no positions at all in utilities and telecommunication services at the end of the Reporting Period.

FUND BASICS

Strategic Growth Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	6.48%	10.51%
Class C	5.70	10.51
Institutional	6.89	10.51
Service	6.40	10.51
Class IR	6.69	10.51
Class R	6.18	10.51
Class R6	6.83	10.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.31%	9.93%	6.69%	3.13%	5/24/99
Class C	-2.59	10.37	6.49	2.71	5/24/99
Institutional	-0.50	11.62	7.72	3.89	5/24/99
Service	-1.00	11.09	7.23	3.46	5/24/99
Class IR	-0.61	11.44	N/A	14.02	1/06/09
Class R	-1.07	10.97	N/A	13.52	1/06/09
Class R6	N/A	N/A	N/A	-3.83	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.52%
Class C	1.90	2.27
Institutional	0.75	1.12
Service	1.25	1.62
Class IR	0.90	1.27
Class R	1.40	1.76
Class R6	0.73	1.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business

Apple, Inc.	6.8%	Technology Hardware, Storage & Peripherals
Facebook, Inc. Class A	3.8	Internet Software & Services
Amazon.com, Inc.	3.7	Internet & Direct Marketing Retail
Microsoft Corp.	3.2	Software
Alphabet, Inc. Class A	3.1	Internet Software & Services
Costco Wholesale Corp.	2.6	Food & Staples Retailing
American Tower Corp.	2.6	Equity Real Estate Investment Trusts (REITs)
Comcast Corp. Class A	2.4	Media
Alphabet, Inc. Class C	2.3	Internet Software & Services
3M Co.	2.3	Industrial Conglomerates

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	6.48%	13.74%	7.53%	3.69%
Including sales charges	0.64%	12.46%	6.92%	3.35%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	5.70%	12.91%	6.72%	2.92%
Including contingent deferred sales charges	4.65%	12.91%	6.72%	2.92%

Institutional Class (Commenced May 24, 1999)	6.89%	14.20%	7.96%	4.10%

Service Class (Commenced May 24, 1999)	6.40%	13.65%	7.47%	3.67%

Class IR (Commenced January 6, 2009)	6.69%	14.02%	N/A	14.30%

Class R (Commenced January 6, 2009)	6.18%	13.51%	N/A	13.80%

Class R6 (Commenced July 31, 2015)	6.83%	N/A	N/A	0.20%

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-40 companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 13.71%, 12.87%, 14.22%, 13.61% and 14.00%, respectively. These returns compare to the 20.11% average annual total return of the Fund’s benchmark, the S&P North American Technology Sector Index (the “S&P Technology Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust absolute gains, stock selection overall detracted from the Fund’s performance relative to the S&P Technology Index during the Reporting Period. Sector allocation as a whole did not have a material effect on Fund results during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the S&P Technology Index have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, detracting most from the Fund’s relative results was weak stock selection in information technology and having exposure to the telecommunication services sector, which is not a component of the S&P Technology Index but which lagged the S&P Technology Index during the Reporting Period. Having exposure to the financials sector, which is not a component of the S&P Technology Index but which outperformed the S&P Technology Index during the Reporting Period, buoyed the Fund’s relative results most. Effective stock selection in the consumer discretionary sector also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in software giant Microsoft, cloud-based digital commerce solutions provider Demandware and data software provider Splunk.

Microsoft was a new purchase for the Fund during the Reporting Period. Share price weakness on the back of challenging quarterly results had created an opportunity, in our view, to initiate a position, and we believe the company presents good risk/reward potential. During the Reporting Period, Microsoft’s stock performed strongly in absolute returns, but an underweight in the Fund compared to the Russell Index led to it being a detractor from relative returns. Microsoft reported fiscal fourth quarter results that meaningfully exceeded market expectations, with solid revenue trends. Its management also guided down for the following quarter, although the downward revision was more muted that what we have seen in some other quarters. At the end of the Reporting Period, we were optimistic on what we believe are some solid growth and improved profitability focus areas, including Azure, Office 365 and Xbox. We also believed Microsoft was attractively valued with a strong balance sheet, high free cash flow yield and a management that we believe is moving the company in the right direction.

PORTFOLIO RESULTS

Demandware reported earnings results with higher revenues, margins and free cash flow, than the company has expected, but guidance for bookings widened to account for large deal risk, macroeconomic concerns and exposure to consumers through its vertical. (The term “vertical” in business refers to a vertical market. Basically, a vertical market is one where businesses and marketers cater to the needs of a specific group of people within an industry. This concept is in contrast to a horizontal market, where the focus is diverted to a large amount of people regardless of industry.) Going into 2016, we were optimistic on the company given what we considered to be its attractive valuation and top-line growth. However, the broader technology sector pullback during the Reporting Period led us to reassess our position in Demandware, and we believed its continued pace of investment may weigh on its near-term visibility. As a result, we exited the Fund’s position to invest in what we viewed as better risk/reward ideas.

Splunk was a top detractor from the Fund’s relative returns during the Reporting Period. Broader market and secular volatility, alongside competition concerns, which we think are near term, led to a stock price decline despite the company’s accelerating growth during the Reporting Period. In August 2016, the company reported solid fiscal second quarter 2016 results with top- and bottom-line metrics ahead of market expectations. Splunk also offered conservative but slightly higher guidance for fiscal year 2017. Despite beating market expectations, market concerns about slower license revenue growth, relative to historic levels, impacted Splunk’s stock price. Looking at historical data, we believe price volatility is common with Splunk following earnings announcements. Ultimately, we think market concerns are short-term, and, at the end of the Reporting Period, we remained optimistic on Splunk as one of the best secular platforms in technology. Our view is driven by what we see as the strength of Splunk’s partnerships with Amazon Web Services (“AWS”) and a growing global presence with service integrators like Accenture. Further, at the end of the Reporting Period, we believed Splunk was well positioned to benefit from growing demand in web analytics and cybersecurity.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P Technology Index from positions in data center real estate investment trust (“REIT”) Equinix and semiconductor companies Applied Materials and Cavium.

Equinix was the strongest contributor to the Fund’s performance during the Reporting Period. The company reported solid quarterly results, positively beating market expectations for its organic revenue growth and earnings growth. The company also benefited from a move down in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we thought that Equinix continued to have substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. Continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage, in our view. Further, we believe Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

Applied Materials reported strong fiscal third quarter 2015 results, with orders well above market estimates. The company continued to gain share in its respective markets, and its management issued a better than expected outlook, which was well received. In our view, Applied Materials is one of the largest and most dominant semiconductor companies in its space. At the end of the Reporting Period, we saw significant revenue opportunities in the form of its organic light-emitting diode (“OLED”) expansion, robust investments in NAND technology and demand from China. We were also positive on the company’s proficient management team, which has aggressively returned capital. We believed Applied Materials continued to trade at a reasonable valuation, and we remained optimistic on its longer-term growth potential.

Cavium is a designer, developer and marketer of semiconductor processors for secure networks in the U.S. and abroad. Cavium’s share price fell toward the end of the Reporting Period, as it announced acquisition plans for QLogic, a provider of computer data communication products. We took advantage of the price drop to initiate a position in what we believed was a high quality company. Cavium’s stock price subsequently recovered, as the market grew more comfortable with the deal. The company also reported solid second quarter 2016 results, with broad growth across new product categories. In our view, Cavium had an attractive valuation at the end of the Reporting Period and a solid core growth opportunity, benefitting from a product cycle ramp.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in MasterCard. We believe current macroeconomic trends are supportive of financial services and that MasterCard could be a key beneficiary. In particular, the company has deep exposure to emerging markets, where consumer card spending has seen recovery and is supported by promotional government efforts. Given what we consider to be a favorable industry backdrop, a high quality business franchise and an attractive valuation of MasterCard, we sought to take advantage of what we view as a favorable risk/ reward opportunity.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in information storage company EMC. We believed that any complications with respect to its acquisition by Dell could add negative pressure to its stock, thus making the risk/reward profile less compelling, in our view. The stock had performed relatively well in the recent downturn, and so we took the opportunity to exit the Fund’s position to allocate the proceeds to other ideas with what we considered to have more compelling upside.

We eliminated the Fund’s position in Sabre, a technology solutions provider to the travel and tourism industry. While we continue to like the company, we believed the fundamentals of Sabre were weakening and less strong macroeconomic conditions made it more difficult for the company to perform well.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary increased and its exposure to information technology decreased relative to the S&P Technology Index. The Fund’s position in cash also increased during the Reporting Period, and its exposure to financials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund’s was underweighted relative to the S&P Technology Index in the information technology sector and was rather neutrally weighted to the S&P Technology Index in the consumer discretionary sector, the only other component of the S&P Technology Index. On the same date, the Fund had exposure to the financials, real estate and telecommunication services sectors.

FUND BASICS

Technology Opportunities Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	S&P North American Technology Sector Index[2]
Class A	13.71%	20.11%
Class C	12.87	20.11
Institutional	14.22	20.11
Service	13.61	20.11
Class IR	14.00	20.11

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard (“GICS”)® technology sector and Internet retail sub-industry

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.56%	8.29%	9.55%	4.22%	10/1/99
Class C	1.29	8.71	9.35	3.78	10/1/99
Institutional	3.51	9.96	10.62	4.99	10/1/99
Service	2.96	9.42	10.08	4.49	10/1/99
Class IR	3.32	9.79	N/A	10.71	9/30/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.54%
Class C	2.22	2.29
Institutional	1.07	1.14
Service	1.57	1.64
Class IR	1.22	1.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.4%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	5.7	Internet & Direct Marketing Retail
Facebook, Inc. Class A	5.7	Internet Software & Services
Alphabet, Inc. Class A	4.4	Internet Software & Services
NXP Semiconductors NV	4.1	Semiconductors & Semiconductor Equipment
Alphabet, Inc. Class C	4.0	Internet Software & Services
Oracle Corp.	4.0	Software
American Tower Corp.	3.4	Equity Real Estate Investment Trusts (REITs)
Amphenol Corp. Class A	3.4	Electronic Equipment, Instruments & Components
SBA Communications Corp. Class A	3.1	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2016

The following graph shows the value as of August 31, 2016, of a $10,000 investment made on September 1, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P North American Technology Sector Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service and IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	13.71%	14.21%	10.77%	4.97%
Including sales charges	7.49%	12.93%	10.15%	4.62%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	12.87%	13.36%	9.93%	4.18%
Including contingent deferred sales charges	11.77%	13.36%	9.93%	4.18%

Institutional Class (Commenced October 1, 1999)	14.22%	14.67%	11.20%	5.39%

Service Class (Commenced October 1, 1999)	13.61%	14.11%	10.67%	4.89%

Class IR (Commenced September 30, 2010)	14.00%	14.49%	N/A	11.74%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.8%
Aerospace & Defense – 2.5%
24,327	Lockheed Martin Corp.	$5,910,731
15,388	Northrop Grumman Corp.	3,263,333
92,627	The Boeing Co.	11,990,565

		21,164,629

Air Freight & Logistics – 0.6%
29,252	FedEx Corp.	4,824,532

Auto Components – 0.3%
87,768	BorgWarner, Inc.	3,018,341

Banks – 0.3%
32,256	First Republic Bank	2,482,422

Beverages – 3.8%
153,279	Brown-Forman Corp. Class B	7,441,695
56,806	Molson Coors Brewing Co. Class B	5,812,390
17,494	Monster Beverage Corp.*	2,692,152
371,455	The Coca-Cola Co.	16,132,291

		32,078,528

Biotechnology – 3.6%
44,772	Alexion Pharmaceuticals, Inc.*	5,635,004
30,216	Alkermes PLC*	1,322,554
72,220	Celgene Corp.*	7,708,763
42,676	Cepheid, Inc.*	1,464,640
106,228	Gilead Sciences, Inc.	8,326,151
66,460	Vertex Pharmaceuticals, Inc.*	6,281,135

		30,738,247

Building Products – 1.0%
128,593	Fortune Brands Home & Security, Inc.	8,173,371

Capital Markets – 3.2%
54,952	Affiliated Managers Group, Inc.*	7,805,932
43,776	Intercontinental Exchange, Inc.	12,345,707
39,444	Lazard Ltd. Class A	1,460,611
48,661	S&P Global, Inc.	6,011,580

		27,623,830

Chemicals – 3.3%
64,879	Ashland, Inc.	7,596,033
123,720	Axalta Coating Systems Ltd.*	3,540,866
93,109	RPM International, Inc.	5,077,234
41,352	The Sherwin-Williams Co.	11,731,976

		27,946,109

Containers & Packaging – 0.5%
56,624	Avery Dennison Corp.	4,384,963

Distributors* – 0.3%
71,232	LKQ Corp.	2,570,763

Electrical Equipment* – 0.5%
113,264	Sensata Technologies Holding NV	4,313,093

Electronic Equipment, Instruments & Components – 0.7%
91,235	Amphenol Corp. Class A	5,684,853

Common Stocks – (continued)
Energy Equipment & Services – 0.2%
24,872	Schlumberger Ltd.	$1,964,888

Equity Real Estate Investment Trusts (REITs) – 2.1%
89,581	American Tower Corp.	10,156,694
19,929	Equinix, Inc.	7,346,826

		17,503,520

Food & Staples Retailing – 2.6%
81,771	Costco Wholesale Corp.	13,254,261
93,152	Walgreens Boots Alliance, Inc.	7,518,298
37,700	Whole Foods Market, Inc.	1,145,326

		21,917,885

Food Products – 2.1%
59,556	Blue Buffalo Pet Products, Inc.*	1,535,354
79,004	McCormick & Co., Inc.	8,055,248
40,924	Mead Johnson Nutrition Co.	3,481,405
28,816	The Hain Celestial Group, Inc.*	1,058,988
40,932	TreeHouse Foods, Inc.*	3,877,488

		18,008,483

Health Care Equipment & Supplies – 4.4%
149,632	Abbott Laboratories	6,287,537
384,108	Boston Scientific Corp.*	9,149,453
29,416	C.R. Bard, Inc.	6,496,229
50,250	Danaher Corp.	4,090,852
5,781	Intuitive Surgical, Inc.*	3,968,194
66,812	Stryker Corp.	7,727,476

		37,719,741

Health Care Providers & Services – 2.2%
32,768	Aetna, Inc.	3,837,788
40,313	Cardinal Health, Inc.	3,211,737
18,249	Henry Schein, Inc.*	2,989,004
32,336	McKesson Corp.	5,969,872
21,340	UnitedHealth Group, Inc.	2,903,307

		18,911,708

Health Care Technology* – 0.4%
52,228	Cerner Corp.	3,370,795

Hotels, Restaurants & Leisure – 3.5%
10,824	Chipotle Mexican Grill, Inc.*	4,478,214
66,597	Hilton Worldwide Holdings, Inc.	1,589,670
140,481	McDonald’s Corp.	16,248,033
13,579	Panera Bread Co. Class A*	2,948,680
78,806	Starbucks Corp.	4,431,261

		29,695,858

Household Durables – 0.7%
116,564	Newell Brands, Inc.	6,187,217

Industrial Conglomerates – 2.8%
14,904	3M Co.	2,671,393
154,419	Honeywell International, Inc.	18,022,242
15,428	Roper Technologies, Inc.	2,739,241

		23,432,876

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – 4.8%
31,433	Amazon.com, Inc.*	$24,177,006
16,528	Expedia, Inc.	1,803,535
66,652	Netflix, Inc.*	6,495,237
5,865	The Priceline Group, Inc.*	8,309,122

		40,784,900

Internet Software & Services* – 7.8%
23,521	Alphabet, Inc. Class A	18,578,062
24,062	Alphabet, Inc. Class C	18,456,757
85,244	eBay, Inc.	2,741,447
194,990	Facebook, Inc. Class A	24,592,139
10,676	LinkedIn Corp. Class A	2,057,799

		66,426,204

IT Services – 7.3%
51,550	Accenture PLC Class A	5,928,250
8,220	Alliance Data Systems Corp.*	1,681,647
146,916	Black Knight Financial Services, Inc. Class A*	5,732,662
23,920	Cognizant Technology Solutions Corp. Class A*	1,373,965
39,028	Fidelity National Information Services, Inc.	3,096,091
30,790	Fiserv, Inc.*	3,172,909
19,644	FleetCor Technologies, Inc.*	3,225,545
23,985	Global Payments, Inc.	1,821,661
50,086	International Business Machines Corp.	7,957,664
245,803	MasterCard, Inc. Class A	23,751,944
98,705	PayPal Holdings, Inc.*	3,666,891
25,784	Sabre Corp.	725,820

		62,135,049

Life Sciences Tools & Services – 0.9%
82,855	Agilent Technologies, Inc.	3,892,528
20,268	Illumina, Inc.*	3,411,915

		7,304,443

Machinery – 1.6%
25,161	Fortive Corp.	1,325,230
43,218	The Middleby Corp.*	5,538,387
139,164	Xylem, Inc.	7,077,881

		13,941,498

Media – 4.4%
304,946	Comcast Corp. Class A	19,900,776
184,524	The Walt Disney Co.	17,430,137

		37,330,913

Oil, Gas & Consumable Fuels* – 0.2%
15,252	Concho Resources, Inc.	1,970,558

Pharmaceuticals – 3.9%
33,960	Allergan PLC*	7,964,979
72,584	Bristol-Myers Squibb Co.	4,165,596
184,892	Eli Lilly & Co.	14,375,353
127,024	Zoetis, Inc.	6,490,926

		32,996,854

Common Stocks – (continued)
Real Estate Management & Development – 0.1%
26,876	HFF, Inc. Class A	720,546

Road & Rail – 0.6%
50,748	Kansas City Southern	4,908,347

Semiconductors & Semiconductor Equipment – 1.7%
99,762	Applied Materials, Inc.	2,976,898
81,874	NXP Semiconductors NV*	7,206,549
35,316	Qorvo, Inc.*	2,028,198
33,420	Texas Instruments, Inc.	2,324,027

		14,535,672

Software – 8.0%
42,348	Electronic Arts, Inc.*	3,439,928
49,131	Intuit, Inc.	5,475,650
436,592	Microsoft Corp.	25,086,576
61,080	Mobileye NV*	2,986,201
324,629	Oracle Corp.	13,381,208
59,200	salesforce.com, Inc.*	4,701,664
73,580	ServiceNow, Inc.*	5,347,059
89,680	Splunk, Inc.*	5,222,963
41,476	Tableau Software, Inc. Class A*	2,406,852

		68,048,101

Specialty Retail – 5.8%
7,975	Advance Auto Parts, Inc.	1,255,105
24,964	O’Reilly Automotive, Inc.*	6,988,672
141,441	Ross Stores, Inc.	8,803,288
123,492	The Home Depot, Inc.	16,562,747
81,468	Tractor Supply Co.	6,839,239
34,664	Ulta Salon, Cosmetics & Fragrance, Inc.*	8,569,287

		49,018,338

Technology Hardware, Storage & Peripherals – 6.1%
486,122	Apple, Inc.	51,577,544

Textiles, Apparel & Luxury Goods – 1.9%
269,296	Kate Spade & Co.*	5,025,063
153,301	NIKE, Inc. Class B	8,836,270
23,936	PVH Corp.	2,579,343

		16,440,676

Tobacco – 2.1%
66,316	Altria Group, Inc.	4,382,825
45,740	Philip Morris International, Inc.	4,570,798
172,355	Reynolds American, Inc.	8,543,637

		17,497,260

TOTAL COMMON STOCKS
(Cost $611,255,339)		$839,353,555

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,550,880	0.270%	$7,550,880
(Cost $7,550,880)

TOTAL INVESTMENTS – 99.7%
(Cost $618,806,219)		$846,904,435

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		2,906,497

NET ASSETS – 100.0%		$849,810,932

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.5%
Biotechnology* – 3.0%
19,549	Alexion Pharmaceuticals, Inc.	$2,460,437
19,421	Vertex Pharmaceuticals, Inc.	1,835,479

		4,295,916

Capital Markets – 2.4%
12,192	Intercontinental Exchange, Inc.	3,438,388

Chemicals – 1.9%
9,583	The Sherwin-Williams Co.	2,718,793

Equity Real Estate Investment Trusts (REITs) – 6.7%
50,554	American Tower Corp.	5,731,813
10,554	Equinix, Inc.	3,890,732

		9,622,545

Food & Staples Retailing – 5.9%
33,564	Costco Wholesale Corp.	5,440,389
37,220	Walgreens Boots Alliance, Inc.	3,004,026

		8,444,415

Food Products – 1.9%
26,923	McCormick & Co., Inc.	2,745,069

Health Care Equipment & Supplies – 6.7%
58,533	Abbott Laboratories	2,459,557
97,128	Boston Scientific Corp.*	2,313,589
30,418	Danaher Corp.	2,476,329
21,270	Stryker Corp.	2,460,088

		9,709,563

Health Care Providers & Services – 1.7%
13,214	McKesson Corp.	2,439,569

Health Care Technology* – 1.2%
26,079	Cerner Corp.	1,683,139

Hotels, Restaurants & Leisure – 3.8%
4,408	Chipotle Mexican Grill, Inc.*	1,823,722
31,824	McDonald’s Corp.	3,680,764

		5,504,486

Industrial Conglomerates – 6.5%
21,457	3M Co.	3,845,953
35,959	Honeywell International, Inc.	4,196,775
7,843	Roper Technologies, Inc.	1,392,524

		9,435,252

Internet & Direct Marketing Retail* – 5.7%
7,733	Amazon.com, Inc.	5,947,914
1,561	The Priceline Group, Inc.	2,211,516

		8,159,430

Internet Software & Services* – 10.7%
7,417	Alphabet, Inc. Class A	5,858,317
3,504	Alphabet, Inc. Class C	2,687,743
54,671	Facebook, Inc. Class A	6,895,107

		15,441,167

Common Stocks – (continued)
IT Services – 4.6%
30,588	Fidelity National Information Services, Inc.	2,426,546
44,024	MasterCard, Inc. Class A	4,254,039

		6,680,585

Machinery – 1.4%
37,331	Fortive Corp.	1,966,224

Media – 2.9%
64,783	Comcast Corp. Class A	4,227,738

Pharmaceuticals – 4.2%
14,193	Allergan PLC*	3,328,826
34,476	Eli Lilly & Co.	2,680,509

		6,009,335

Road & Rail – 1.1%
17,102	Kansas City Southern	1,654,105

Semiconductors & Semiconductor Equipment* – 1.8%
30,316	NXP Semiconductors NV	2,668,414

Software – 9.5%
29,471	Electronic Arts, Inc.*	2,393,929
20,546	Intuit, Inc.	2,289,852
68,351	Microsoft Corp.	3,927,448
70,331	Oracle Corp.	2,899,044
27,085	salesforce.com, Inc.*	2,151,091

		13,661,364

Specialty Retail – 2.1%
48,295	Ross Stores, Inc.	3,005,881

Technology Hardware, Storage & Peripherals – 7.5%
101,729	Apple, Inc.	10,793,447

Textiles, Apparel & Luxury Goods – 3.3%
61,284	Kate Spade & Co.*	1,143,559
62,028	NIKE, Inc. Class B	3,575,294

		4,718,853

Tobacco – 2.0%
57,289	Reynolds American, Inc.	2,839,816

TOTAL COMMON STOCKS
(Cost $104,981,794)		$141,863,494

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 2.5%
Repurchase Agreements – 2.5%
Joint Repurchase Agreement Account II
$3,700,000	0.334%	09/01/16	$3,700,000
(Cost $3,700,000)

TOTAL INVESTMENTS – 101.0%
(Cost $108,681,794)			$145,563,494

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(1,497,377)

NET ASSETS – 100.0%			$144,066,117

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on pages 84-85.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 99.9%
Banks – 8.6%
23,371	Bank of America Corp.	$377,208
3,667	JPMorgan Chase & Co.	247,522

		624,730

Capital Markets – 4.0%
679	Intercontinental Exchange, Inc.	191,492
3,151	Morgan Stanley	101,021

		292,513

Chemicals – 4.2%
2,302	E.I. du Pont de Nemours & Co.	160,219
512	The Sherwin-Williams Co.	145,260

		305,479

Consumer Finance – 1.3%
1,396	American Express Co.	91,550

Electric Utilities – 1.6%
3,496	FirstEnergy Corp.	114,424

Energy Equipment & Services – 1.1%
1,658	Baker Hughes, Inc.	81,458

Equity Real Estate Investment Trusts (REITs) – 5.0%
1,802	American Tower Corp.	204,311
417	Equinix, Inc.	153,727

		358,038

Food & Staples Retailing – 7.8%
1,162	Costco Wholesale Corp.	188,348
2,129	Walgreens Boots Alliance, Inc.	171,832
6,716	Whole Foods Market, Inc.	204,032

		564,212

Health Care Equipment & Supplies – 3.1%
5,321	Abbott Laboratories	223,588

Health Care Providers & Services – 3.2%
1,265	McKesson Corp.	233,544

Hotels, Restaurants & Leisure – 2.3%
1,460	McDonald’s Corp.	168,864

Household Products – 2.0%
1,681	The Procter & Gamble Co.	146,768

Industrial Conglomerates – 6.9%
895	3M Co.	160,420
7,168	General Electric Co.	223,928
1,005	Honeywell International, Inc.	117,294

		501,642

Internet & Direct Marketing Retail* – 7.2%
478	Amazon.com, Inc.	367,658
108	The Priceline Group, Inc.	153,007

		520,665

Internet Software & Services* – 11.5%
262	Alphabet, Inc. Class A	206,941
185	Alphabet, Inc. Class C	141,904

Common Stocks – (continued)
Internet Software & Services* – (continued)
6,399	eBay, Inc.	$205,792
2,207	Facebook, Inc. Class A	278,347

		832,984

IT Services – 3.5%
2,636	MasterCard, Inc. Class A	254,717

Media – 2.3%
4,108	Viacom, Inc. Class B	165,717

Oil, Gas & Consumable Fuels – 6.7%
1,859	Chevron Corp.	186,978
1,817	Exxon Mobil Corp.	158,333
10,036	Southwestern Energy Co.*	139,601

		484,912

Pharmaceuticals – 6.8%
796	Allergan PLC*	186,694
8,842	Pfizer, Inc.	307,701

		494,395

Road & Rail – 1.2%
917	Union Pacific Corp.	87,601

Specialty Retail – 1.6%
2,232	Williams-Sonoma, Inc.	117,492

Technology Hardware, Storage & Peripherals – 3.9%
2,674	Apple, Inc.	283,711

Textiles, Apparel & Luxury Goods – 2.6%
3,287	NIKE, Inc. Class B	189,463

Tobacco – 1.5%
2,210	Reynolds American, Inc.	109,550

TOTAL COMMON STOCKS
(Cost $5,697,314)		$7,248,017

TOTAL INVESTMENTS – 99.9%
(Cost $5,697,314)		$7,248,017

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		10,439

NET ASSETS – 100.0%		$7,258,456

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.1%
Auto Components – 0.9%
4,360	BorgWarner, Inc.	$149,940

Banks – 1.5%
2,697	Eagle Bancorp, Inc.*	139,597
1,444	First Republic Bank	111,130

		250,727

Beverages – 1.8%
7,003	The Coca-Cola Co.	304,140

Biotechnology – 3.6%
1,478	ACADIA Pharmaceuticals, Inc.*	47,488
732	Alexion Pharmaceuticals, Inc.*	92,130
1,469	Alkermes PLC*	64,298
1,216	Celgene Corp.*	129,796
1,888	Cepheid, Inc.*	64,796
1,595	Gilead Sciences, Inc.	125,016
982	Vertex Pharmaceuticals, Inc.*	92,809

		616,333

Building Products – 0.5%
1,478	Fortune Brands Home & Security, Inc.	93,942

Capital Markets – 2.2%
661	Affiliated Managers Group, Inc.*	93,895
969	Intercontinental Exchange, Inc.	273,277

		367,172

Chemicals – 2.6%
1,486	Ashland, Inc.	173,981
1,373	RPM International, Inc.	74,869
687	The Sherwin-Williams Co.	194,909

		443,759

Commercial Services & Supplies – 1.0%
4,094	Healthcare Services Group, Inc.	165,275

Diversified Telecommunication Services* – 1.9%
2,520	Level 3 Communications, Inc.	125,068
1,696	SBA Communications Corp. Class A	193,598

		318,666

Electrical Equipment – 2.0%
2,297	AMETEK, Inc.	111,979
5,951	Sensata Technologies Holding NV*	226,614

		338,593

Electronic Equipment, Instruments & Components – 1.2%
3,351	Amphenol Corp. Class A	208,801

Equity Real Estate Investment Trusts (REITs) – 3.3%
2,536	American Tower Corp.	287,532
744	Equinix, Inc.	274,275

		561,807

Food & Staples Retailing – 4.4%
1,986	Costco Wholesale Corp.	321,911
3,241	Walgreens Boots Alliance, Inc.	261,581

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
5,567	Whole Foods Market, Inc.	$169,125

		752,617

Food Products – 3.2%
3,330	Blue Buffalo Pet Products, Inc.*	85,847
1,645	McCormick & Co., Inc.	167,724
1,149	Mead Johnson Nutrition Co.	97,746
2,119	TreeHouse Foods, Inc.*	200,733

		552,050

Health Care Equipment & Supplies – 5.6%
5,289	Abbott Laboratories	222,244
5,387	Boston Scientific Corp.*	128,318
989	C.R. Bard, Inc.	218,410
1,846	Danaher Corp.	150,283
1,183	Stryker Corp.	136,826
521	Teleflex, Inc.	95,390

		951,471

Health Care Providers & Services – 2.7%
1,287	Acadia Healthcare Co., Inc.*	65,882
557	Adeptus Health, Inc. Class A*	23,706
838	Aetna, Inc.	98,147
790	Henry Schein, Inc.*	129,394
775	McKesson Corp.	143,080

		460,209

Health Care Technology* – 0.5%
1,362	Cerner Corp.	87,903

Hotels, Restaurants & Leisure – 3.6%
318	Chipotle Mexican Grill, Inc.*	131,566
2,150	McDonald’s Corp.	248,669
1,029	Panera Bread Co. Class A*	223,447

		603,682

Household Durables – 0.6%
1,907	Newell Brands, Inc.	101,224

Industrial Conglomerates – 4.1%
1,210	3M Co.	216,881
3,216	Honeywell International, Inc.	375,339
616	Roper Technologies, Inc.	109,371

		701,591

Internet & Direct Marketing Retail* – 4.5%
795	Amazon.com, Inc.	611,482
109	The Priceline Group, Inc.	154,424

		765,906

Internet Software & Services* – 9.1%
605	Alphabet, Inc. Class A	477,859
541	Alphabet, Inc. Class C	414,974
5,191	Facebook, Inc. Class A	654,689

		1,547,522

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
IT Services – 5.1%
3,729	Black Knight Financial Services, Inc. Class A*	$145,506
1,944	Fidelity National Information Services, Inc.	154,217
727	FleetCor Technologies, Inc.*	119,373
1,026	Global Payments, Inc.	77,925
3,768	MasterCard, Inc. Class A	364,102

		861,123

Life Sciences Tools & Services – 1.3%
2,598	Agilent Technologies, Inc.	122,054
266	Mettler-Toledo International, Inc.*	107,217

		229,271

Machinery – 2.8%
1,345	Fortive Corp.	70,841
688	Graco, Inc.	50,685
1,270	The Middleby Corp.*	162,751
3,650	Xylem, Inc.	185,639

		469,916

Media – 1.9%
5,026	Comcast Corp. Class A	327,997

Oil, Gas & Consumable Fuels* – 0.2%
235	Concho Resources, Inc.	30,362

Pharmaceuticals – 2.2%
1,009	Allergan PLC*	236,651
2,688	Zoetis, Inc.	137,357

		374,008

Road & Rail – 0.5%
888	Kansas City Southern	85,887

Semiconductors & Semiconductor Equipment* – 0.7%
772	NXP Semiconductors NV	67,951
841	Qorvo, Inc.	48,299

		116,250

Software – 8.7%
1,762	Electronic Arts, Inc.*	143,127
1,423	Intuit, Inc.	158,593
8,039	Microsoft Corp.	461,921
1,793	Mobileye NV*	87,660
7,757	Oracle Corp.	319,744
1,189	Red Hat, Inc.*	86,773
2,014	salesforce.com, Inc.*	159,952
958	Splunk, Inc.*	55,794

		1,473,564

Specialty Retail – 4.8%
305	Advance Auto Parts, Inc.	48,001
696	Burlington Stores, Inc.*	56,529
3,427	Ross Stores, Inc.	213,297
1,368	The Home Depot, Inc.	183,476
1,753	Tractor Supply Co.	147,164
643	Ulta Salon, Cosmetics & Fragrance, Inc.*	158,956

		807,423

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 5.8%
9,319	Apple, Inc.	$988,746

Textiles, Apparel & Luxury Goods – 2.2%
4,086	Kate Spade & Co.*	76,245
5,053	NIKE, Inc. Class B	291,255

		367,500

Tobacco – 0.7%
2,535	Reynolds American, Inc.	125,660

Trading Companies & Distributors – 0.4%
269	W.W. Grainger, Inc.	62,047

TOTAL COMMON STOCKS
(Cost $12,163,097)		$16,663,084

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.8%
Repurchase Agreements – 1.8%
Joint Repurchase Agreement Account II
$300,000	0.334%	09/01/16	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 99.9%
(Cost $12,463,097)			$16,963,084

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			12,804

NET ASSETS – 100.0%			$16,975,888

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on pages 84-85.

Investment Abbreviations:
PLC	—Public Limited Company

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 99.3%
Biotechnology* – 2.2%
4,345	Alexion Pharmaceuticals, Inc.	$546,862

Capital Markets – 4.5%
3,945	Intercontinental Exchange, Inc.	1,112,569

Chemicals – 3.9%
3,373	The Sherwin-Williams Co.	956,954

Equity Real Estate Investment Trusts (REITs) – 9.9%
13,230	American Tower Corp.	1,500,017
2,563	Equinix, Inc.	944,850

		2,444,867

Food & Staples Retailing – 9.5%
9,222	Costco Wholesale Corp.	1,494,794
10,515	Walgreens Boots Alliance, Inc.	848,666

		2,343,460

Health Care Equipment & Supplies – 7.8%
27,347	Abbott Laboratories	1,149,121
6,731	Stryker Corp.	778,507

		1,927,628

Hotels, Restaurants & Leisure – 3.9%
8,191	McDonald’s Corp.	947,371

Industrial Conglomerates – 7.9%
4,118	3M Co.	738,110
10,354	Honeywell International, Inc.	1,208,416

		1,946,526

Internet & Direct Marketing Retail* – 4.9%
1,576	Amazon.com, Inc.	1,212,196

Internet Software & Services* – 11.2%
1,696	Alphabet, Inc. Class A	1,339,586
11,241	Facebook, Inc. Class A	1,417,715

		2,757,301

IT Services – 5.4%
13,718	MasterCard, Inc. Class A	1,325,570

Pharmaceuticals* – 3.5%
3,667	Allergan PLC	860,058

Road & Rail – 2.3%
5,909	Kansas City Southern	571,518

Software – 2.7%
16,104	Oracle Corp.	663,807

Specialty Retail – 2.9%
11,216	Ross Stores, Inc.	698,084

Technology Hardware, Storage & Peripherals – 10.2%
23,633	Apple, Inc.	2,507,461

Textiles, Apparel & Luxury Goods – 3.6%
15,110	NIKE, Inc. Class B	870,940

Shares	Description	Value
Common Stocks – (continued)
Tobacco – 3.0%
14,908	Reynolds American, Inc.	$738,990

TOTAL COMMON STOCKS
(Cost $20,754,587)		$24,432,162

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.8%
Repurchase Agreements – 0.8%
Joint Repurchase Agreement Account II
$200,000	0.334%	09/01/16	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 100.1%
(Cost $20,954,587)			$24,632,162

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(19,941)

NET ASSETS – 100.0%			$24,612,221

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on pages 84-85.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.6%
Banks – 2.3%
748,691	Eagle Bancorp, Inc.*	$38,752,246
456,004	First Republic Bank	35,094,068

		73,846,314

Beverages – 2.2%
801,565	Brown-Forman Corp. Class B	38,915,981
207,306	Monster Beverage Corp.*	31,902,320

		70,818,301

Biotechnology* – 2.3%
101,315	Alexion Pharmaceuticals, Inc.	12,751,506
551,257	Alkermes PLC	24,128,519
393,828	Cepheid, Inc.	13,516,177
260,995	Vertex Pharmaceuticals, Inc.	24,666,637

		75,062,839

Building Products – 1.2%
612,046	Fortune Brands Home & Security, Inc.	38,901,644

Capital Markets – 3.7%
374,432	Affiliated Managers Group, Inc.*	53,188,066
236,575	Intercontinental Exchange, Inc.	66,718,881

		119,906,947

Chemicals – 5.8%
470,725	Ashland, Inc.	55,112,483
638,890	Axalta Coating Systems Ltd.*	18,285,032
874,251	RPM International, Inc.	47,672,907
230,513	The Sherwin-Williams Co.	65,398,843

		186,469,265

Containers & Packaging – 1.3%
523,200	Avery Dennison Corp.	40,516,608

Diversified Telecommunication Services* – 4.0%
931,576	Level 3 Communications, Inc.	46,234,117
716,998	SBA Communications Corp. Class A	81,845,321

		128,079,438

Electrical Equipment – 3.9%
881,525	AMETEK, Inc.	42,974,344
263,419	Hubbell, Inc.	28,530,912
1,365,126	Sensata Technologies Holding NV*	51,983,998

		123,489,254

Electronic Equipment, Instruments & Components – 2.8%
1,428,972	Amphenol Corp. Class A	89,039,245

Energy Equipment & Services* – 0.4%
204,881	Dril-Quip, Inc.	11,385,237

Equity Real Estate Investment Trusts (REITs) – 2.3%
203,669	Equinix, Inc.	75,082,577

Food & Staples Retailing – 1.2%
1,237,599	Whole Foods Market, Inc.	37,598,258

Shares	Description	Value
Common Stocks – (continued)
Food Products – 6.8%
1,741,673	Blue Buffalo Pet Products, Inc.*	$44,900,330
681,667	McCormick & Co., Inc.	69,502,767
508,478	Mead Johnson Nutrition Co.	43,256,224
625,555	TreeHouse Foods, Inc.*	59,258,825

		216,918,146

Health Care Equipment & Supplies – 3.5%
290,479	C.R. Bard, Inc.	64,149,382
133,855	Edwards Lifesciences Corp.*	15,414,742
181,673	Teleflex, Inc.	33,262,510

		112,826,634

Health Care Providers & Services – 3.3%
192,758	Adeptus Health, Inc. Class A*	8,203,781
403,813	Cardinal Health, Inc.	32,171,782
390,193	Henry Schein, Inc.*	63,909,711

		104,285,274

Health Care Technology* – 1.5%
740,205	Cerner Corp.	47,772,831

Hotels, Restaurants & Leisure* – 4.2%
135,433	Chipotle Mexican Grill, Inc.	56,032,695
354,862	Panera Bread Co. Class A	77,058,283

		133,090,978

Household Durables – 2.1%
1,294,922	Newell Brands, Inc.	68,734,460

Industrial Conglomerates – 2.1%
381,707	Roper Technologies, Inc.	67,772,078

Internet & Direct Marketing Retail – 1.6%
485,273	Expedia, Inc.	52,952,990

Internet Software & Services* – 0.4%
719,419	Match Group, Inc.	11,647,394

IT Services – 7.2%
1,238,810	Black Knight Financial Services, Inc. Class A*	48,338,366
1,046,226	Fidelity National Information Services, Inc.	82,997,109
364,561	FleetCor Technologies, Inc.*	59,860,916
506,054	Global Payments, Inc.	38,434,801

		229,631,192

Life Sciences Tools & Services – 3.3%
1,010,897	Agilent Technologies, Inc.	47,491,941
142,635	Mettler-Toledo International, Inc.*	57,491,889

		104,983,830

Machinery – 5.7%
647,550	Fortive Corp.	34,106,458
597,497	The Middleby Corp.*	76,569,241
1,400,916	Xylem, Inc.	71,250,588

		181,926,287

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels* – 0.3%
86,595	Concho Resources, Inc.	$11,188,074

Pharmaceuticals – 2.0%
1,230,383	Zoetis, Inc.	62,872,571

Road & Rail – 0.7%
238,999	Kansas City Southern	23,115,983

Semiconductors & Semiconductor Equipment* – 0.7%
402,488	Qorvo, Inc.	23,114,886

Software – 7.3%
762,026	Electronic Arts, Inc.*	61,899,372
641,314	Intuit, Inc.	71,474,445
421,886	Mobileye NV*	20,626,006
446,305	Red Hat, Inc.*	32,571,339
328,018	ServiceNow, Inc.*	23,837,068
381,707	Splunk, Inc.*	22,230,616

		232,638,846

Specialty Retail – 9.9%
292,688	Advance Auto Parts, Inc.	46,063,237
497,568	Five Below, Inc.*	22,171,630
111,014	O’Reilly Automotive, Inc.*	31,078,369
1,359,522	Ross Stores, Inc.	84,616,649
688,171	Tractor Supply Co.	57,771,956
302,385	Ulta Salon, Cosmetics & Fragrance, Inc.*	74,752,596

		316,454,437

Textiles, Apparel & Luxury Goods – 2.6%
2,130,036	Kate Spade & Co.*	39,746,472
174,400	PVH Corp.	18,793,344
662,097	Under Armour, Inc. Class A*	26,238,904

		84,778,720

TOTAL COMMON STOCKS
(Cost $2,488,640,137)		$3,156,901,538

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
651	0.270%	$651
(Cost $651)

TOTAL INVESTMENTS – 98.6%
(Cost $2,488,640,788)		$3,156,902,189

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		44,984,825

NET ASSETS – 100.0%		$3,201,887,014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.7%
Aerospace & Defense* – 0.9%
1,002,236	Aerovironment, Inc.	$24,795,319

Banks – 3.7%
1,278,161	Eagle Bancorp, Inc.*	66,157,613
398,855	First Republic Bank	30,695,881

		96,853,494

Beverages – 0.9%
563,377	MGP Ingredients, Inc.	22,501,277

Biotechnology* – 7.2%
463,065	ACADIA Pharmaceuticals, Inc.	14,878,278
348,610	Acceleron Pharma, Inc.	10,461,786
721,368	Achillion Pharmaceuticals, Inc.	5,958,500
523,663	Alder Biopharmaceuticals, Inc.	17,265,169
636,408	Alkermes PLC	27,855,578
238,018	Aptevo Therapeutics, Inc.	647,409
443,972	Cepheid, Inc.	15,237,119
328,545	Dynavax Technologies Corp.	5,145,015
476,037	Emergent BioSolutions, Inc.	12,686,386
949,498	Exelixis, Inc.	10,586,903
288,660	Galapagos NV ADR	15,674,238
138,436	Intellia Therapeutics, Inc.	2,692,580
250,811	Ophthotech Corp.	13,245,329
327,069	Otonomy, Inc.	5,380,285
1,235,056	Rigel Pharmaceuticals, Inc.	4,162,139
296,969	Ultragenyx Pharmaceutical, Inc.	19,576,197
572,420	Voyager Therapeutics, Inc.	6,966,351

		188,419,262

Building Products – 1.1%
453,982	Fortune Brands Home & Security, Inc.	28,855,096

Capital Markets – 2.2%
315,929	Affiliated Managers Group, Inc.*	44,877,714
371,561	Lazard Ltd. Class A	13,758,904

		58,636,618

Chemicals – 5.3%
409,356	Ashland, Inc.	47,927,401
1,017,481	Axalta Coating Systems Ltd.*	29,120,306
1,119,672	RPM International, Inc.	61,055,714

		138,103,421

Commercial Services & Supplies – 1.9%
1,221,158	Healthcare Services Group, Inc.	49,298,148

Consumer Finance* – 0.5%
1,867,782	SLM Corp.	13,849,603

Containers & Packaging – 2.4%
818,069	Avery Dennison Corp.	63,351,263

Diversified Telecommunication Services* – 3.6%
852,724	Level 3 Communications, Inc.	42,320,692
455,175	SBA Communications Corp. Class A	51,958,226

		94,278,918

Shares	Description	Value
Common Stocks – (continued)
Electrical Equipment – 3.0%
455,001	AMETEK, Inc.	$22,181,299
180,898	Hubbell, Inc.	19,593,062
950,120	Sensata Technologies Holding NV*	36,180,570

		77,954,931

Electronic Equipment, Instruments & Components – 1.4%
567,885	Amphenol Corp. Class A	35,384,914

Energy Equipment & Services* – 0.4%
177,315	Dril-Quip, Inc.	9,853,395

Food & Staples Retailing – 0.9%
787,105	Whole Foods Market, Inc.	23,912,250

Food Products – 5.6%
1,262,830	Blue Buffalo Pet Products, Inc.*	32,555,758
380,751	McCormick & Co., Inc.	38,821,372
531,863	The Hain Celestial Group, Inc.*	19,545,965
585,851	TreeHouse Foods, Inc.*	55,497,665

		146,420,760

Health Care Equipment & Supplies – 3.6%
174,170	ABIOMED, Inc.*	20,541,610
185,327	C.R. Bard, Inc.	40,927,615
179,005	Teleflex, Inc.	32,774,025

		94,243,250

Health Care Providers & Services* – 5.3%
477,813	Acadia Healthcare Co., Inc.	24,459,247
424,560	Adeptus Health, Inc. Class A	18,069,274
220,859	Henry Schein, Inc.	36,174,496
853,100	VCA, Inc.	60,408,011

		139,111,028

Health Care Technology* – 0.4%
444,580	Evolent Health, Inc. Class A	11,056,705

Hotels, Restaurants & Leisure – 6.5%
73,905	Chipotle Mexican Grill, Inc.*	30,576,716
392,367	Jack in the Box, Inc.	39,024,822
281,229	Panera Bread Co. Class A*	61,068,877
271,360	Shake Shack, Inc. Class A*	9,579,008
638,667	Wingstop, Inc.	19,345,223
387,077	Zoe’s Kitchen, Inc.*	10,540,107

		170,134,753

Household Durables*(a) – 1.1%
1,249,108	M/I Homes, Inc.	28,904,359

Internet Software & Services* – 1.9%
1,200,781	GoDaddy, Inc. Class A	38,881,289
585,029	Match Group, Inc.	9,471,619

		48,352,908

IT Services – 6.0%
1,156,072	Black Knight Financial Services, Inc. Class A*	45,109,929
195,349	FleetCor Technologies, Inc.*	32,076,306

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
419,321	Global Payments, Inc.	$31,847,430
1,275,325	InterXion Holding NV*	47,569,623

		156,603,288

Life Sciences Tools & Services – 3.2%
116,598	Mettler-Toledo International, Inc.*	46,997,156
678,089	PerkinElmer, Inc.	36,108,239

		83,105,395

Machinery – 6.8%
339,848	John Bean Technologies Corp.	23,340,761
1,358,559	Kornit Digital Ltd.*	15,324,545
565,876	The Middleby Corp.*	72,517,009
1,292,579	Xylem, Inc.	65,740,568

		176,922,883

Media* – 1.2%
564,247	AMC Networks, Inc. Class A	30,661,182

Oil, Gas & Consumable Fuels* – 0.3%
62,748	Concho Resources, Inc.	8,107,042

Pharmaceuticals* – 1.2%
754,385	Cempra, Inc.	16,551,207
1,551,906	Corium International, Inc.(a)	9,218,322
390,235	Revance Therapeutics, Inc.	5,482,802

		31,252,331

Real Estate Management & Development – 1.5%
1,434,786	HFF, Inc. Class A	38,466,613

Road & Rail – 0.5%
137,815	Kansas City Southern	13,329,467

Semiconductors & Semiconductor Equipment* – 1.7%
444,710	Cavium, Inc.	24,761,453
326,482	Qorvo, Inc.	18,749,860

		43,511,313

Software* – 5.3%
356,324	Guidewire Software, Inc.	21,924,616
391,379	Mobileye NV	19,134,519
241,594	Red Hat, Inc.	17,631,530
272,323	ServiceNow, Inc.	19,789,712
215,299	Splunk, Inc.	12,539,014
349,920	Tableau Software, Inc. Class A	20,305,858
163,484	Tyler Technologies, Inc.	26,803,202

		138,128,451

Specialty Retail – 6.4%
86,924	Advance Auto Parts, Inc.	13,680,099
584,076	Burlington Stores, Inc.*	47,438,653
610,015	Five Below, Inc.*	27,182,268
431,331	Tractor Supply Co.	36,210,237
169,098	Ulta Salon, Cosmetics & Fragrance, Inc.*	41,802,717

		166,313,974

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals* – 2.3%
1,254,972	Electronics for Imaging, Inc.	59,084,082

Textiles, Apparel & Luxury Goods – 2.5%
2,181,351	Kate Spade & Co.*	40,704,010
126,390	PVH Corp.	13,619,786
287,570	Under Armour, Inc. Class A*	11,396,399

		65,720,195

TOTAL COMMON STOCKS
(Cost $2,169,739,897)		$2,575,477,888

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.2%
Repurchase Agreements – 1.2%
Joint Repurchase Agreement Account II
$30,400,000	0.334%	09/01/16	$30,400,000
(Cost $30,400,000)

TOTAL INVESTMENTS – 99.9%
(Cost $2,200,139,897)			$2,605,877,888

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			2,953,334

NET ASSETS – 100.0%			$2,608,831,222

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on pages 84-85.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense – 1.0%
8,062	Northrop Grumman Corp.	$1,709,708
13,500	The Boeing Co.	1,747,575

		3,457,283

Banks – 0.5%
25,054	First Republic Bank	1,928,156

Beverages – 3.0%
34,350	Molson Coors Brewing Co. Class B	3,514,692
164,791	The Coca-Cola Co.	7,156,873

		10,671,565

Biotechnology – 4.0%
35,340	Alexion Pharmaceuticals, Inc.*	4,447,892
33,253	Celgene Corp.*	3,549,425
32,283	Gilead Sciences, Inc.	2,530,342
36,484	Vertex Pharmaceuticals, Inc.*	3,448,103

		13,975,762

Building Products – 0.9%
52,242	Fortune Brands Home & Security, Inc.	3,320,502

Capital Markets – 1.6%
20,005	Intercontinental Exchange, Inc.	5,641,810

Chemicals – 2.1%
20,267	Ashland, Inc.	2,372,860
17,381	The Sherwin-Williams Co.	4,931,164

		7,304,024

Energy Equipment & Services – 1.0%
80,052	Halliburton Co.	3,443,036

Equity Real Estate Investment Trusts (REITs) – 4.7%
79,620	American Tower Corp.	9,027,316
20,707	Equinix, Inc.	7,633,635

		16,660,951

Food & Staples Retailing – 4.3%
57,562	Costco Wholesale Corp.	9,330,225
55,467	Walgreens Boots Alliance, Inc.	4,476,742
50,896	Whole Foods Market, Inc.	1,546,220

		15,353,187

Food Products – 1.2%
41,641	McCormick & Co., Inc.	4,245,716

Health Care Equipment & Supplies – 5.0%
137,029	Abbott Laboratories	5,757,959
145,154	Boston Scientific Corp.*	3,457,568
50,635	Danaher Corp.	4,122,195
37,437	Stryker Corp.	4,329,964

		17,667,686

Health Care Providers & Services – 2.1%
21,928	Aetna, Inc.	2,568,208
25,457	McKesson Corp.	4,699,871

		7,268,079

Common Stocks – (continued)
Health Care Technology* – 1.3%
70,723	Cerner Corp.	$4,564,462

Hotels, Restaurants & Leisure – 4.4%
7,259	Chipotle Mexican Grill, Inc.*	3,003,266
67,572	McDonald’s Corp.	7,815,377
83,511	Starbucks Corp.	4,695,824

		15,514,467

Industrial Conglomerates – 5.1%
44,383	3M Co.	7,955,209
64,843	Honeywell International, Inc.	7,567,826
14,361	Roper Technologies, Inc.	2,549,796

		18,072,831

Internet & Direct Marketing Retail* – 5.9%
17,087	Amazon.com, Inc.	13,142,637
34,681	Netflix, Inc.	3,379,663
3,113	The Priceline Group, Inc.	4,410,281

		20,932,581

Internet Software & Services* – 9.2%
13,802	Alphabet, Inc. Class A	10,901,510
10,493	Alphabet, Inc. Class C	8,048,656
107,512	Facebook, Inc. Class A	13,559,413

		32,509,579

IT Services – 4.4%
52,168	Fidelity National Information Services, Inc.	4,138,487
22,168	FleetCor Technologies, Inc.*	3,639,986
79,594	MasterCard, Inc. Class A	7,691,168

		15,469,641

Life Sciences Tools & Services – 0.7%
51,122	Agilent Technologies, Inc.	2,401,712

Machinery – 1.9%
41,868	Fortive Corp.	2,205,188
85,712	Xylem, Inc.	4,359,312

		6,564,500

Media – 2.4%
131,725	Comcast Corp. Class A	8,596,373

Pharmaceuticals – 4.5%
27,876	Allergan PLC*	6,538,037
80,938	Eli Lilly & Co.	6,292,930
61,610	Zoetis, Inc.	3,148,271

		15,979,238

Road & Rail – 1.0%
35,944	Kansas City Southern	3,476,504

Semiconductors & Semiconductor Equipment* – 1.1%
46,246	NXP Semiconductors NV	4,070,573

Software – 8.9%
60,925	Electronic Arts, Inc.*	4,948,938
44,623	Intuit, Inc.	4,973,233

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
199,180	Microsoft Corp.	$11,444,883
29,225	Mobileye NV*	1,428,810
125,014	Oracle Corp.	5,153,077
45,936	salesforce.com, Inc.*	3,648,237

		31,597,178

Specialty Retail – 3.5%
92,446	Ross Stores, Inc.	5,753,839
41,910	The Home Depot, Inc.	5,620,969
12,560	Tractor Supply Co.	1,054,412

		12,429,220

Technology Hardware, Storage & Peripherals – 6.8%
225,361	Apple, Inc.	23,910,802

Textiles, Apparel & Luxury Goods – 2.9%
111,863	Kate Spade & Co.*	2,087,364
105,513	NIKE, Inc. Class B	6,081,769
18,350	PVH Corp.	1,977,396

		10,146,529

Tobacco – 1.9%
20,113	Philip Morris International, Inc.	2,009,892
92,851	Reynolds American, Inc.	4,602,624

		6,612,516

TOTAL COMMON STOCKS
(Cost $238,600,576)		$343,786,463

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 2.1%
Repurchase Agreements – 2.1%
Joint Repurchase Agreement Account II
$7,400,000	0.334%	09/01/16	$7,400,000
(Cost $7,400,000)

TOTAL INVESTMENTS – 99.4%
(Cost $246,000,576)			$351,186,463

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			2,153,645

NET ASSETS – 100.0%			$353,340,108

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on pages 84-85.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 96.5%
Capital Markets – 1.5%
21,294	Intercontinental Exchange, Inc.	$6,005,334

Diversified Telecommunication Services* – 5.5%
187,491	Level 3 Communications, Inc.	9,305,178
103,974	SBA Communications Corp. Class A	11,868,632

		21,173,810

Electronic Equipment, Instruments & Components – 3.4%
212,348	Amphenol Corp. Class A	13,231,404

Equity Real Estate Investment Trusts (REITs) – 5.9%
117,924	American Tower Corp.	13,370,223
26,181	Equinix, Inc.	9,651,626

		23,021,849

Internet & Direct Marketing Retail – 9.2%
28,918	Amazon.com, Inc.*	22,242,569
52,233	Expedia, Inc.	5,699,665
5,473	The Priceline Group, Inc.*	7,753,763

		35,695,997

Internet Software & Services* – 16.0%
21,476	Alphabet, Inc. Class A	16,962,819
20,401	Alphabet, Inc. Class C	15,648,587
175,477	Facebook, Inc. Class A	22,131,159
30,938	LinkedIn Corp. Class A	5,963,299
72,122	Match Group, Inc.	1,167,655

		61,873,519

IT Services – 11.8%
17,587	Alliance Data Systems Corp.*	3,597,948
190,379	Black Knight Financial Services, Inc. Class A*	7,428,589
97,677	Cognizant Technology Solutions Corp. Class A*	5,610,567
134,047	Fidelity National Information Services, Inc.	10,633,948
40,474	FleetCor Technologies, Inc.*	6,645,831
121,581	MasterCard, Inc. Class A	11,748,372

		45,665,255

Semiconductors & Semiconductor Equipment – 11.4%
311,439	Applied Materials, Inc.	9,293,340
92,671	Cavium, Inc.*	5,159,921
180,865	NXP Semiconductors NV*	15,919,737
101,262	Qorvo, Inc.*	5,815,477
113,070	Texas Instruments, Inc.	7,862,888

		44,051,363

Software – 22.4%
20,095	Adobe Systems, Inc.*	2,055,919
116,917	Electronic Arts, Inc.*	9,497,168
86,458	Intuit, Inc.	9,635,744
179,503	Microsoft Corp.	10,314,242
375,489	Oracle Corp.	15,477,657
63,199	Red Hat, Inc.*	4,612,263
124,117	Salesforce.com, Inc.*	9,857,372

Common Stocks – (continued)
Software – (continued)
148,070	ServiceNow, Inc.*	10,760,247
165,646	Splunk, Inc.*	9,647,223
60,621	Workday, Inc. Class A*	5,140,055

		86,997,890

Technology Hardware, Storage & Peripherals – 9.4%
270,955	Apple, Inc.	28,748,326
159,989	Electronics for Imaging, Inc.*	7,532,282

		36,280,608

TOTAL COMMON STOCKS
(Cost $227,619,544)		$373,997,029

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 3.7%
Repurchase Agreements – 3.7%
Joint Repurchase Agreement Account II
$14,500,000	0.334%	09/01/16	$14,500,000
(Cost $14,500,000)

TOTAL INVESTMENTS – 100.2%
(Cost $242,119,544)			$388,497,029

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(884,727)

NET ASSETS – 100.0%			$387,612,302

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on pages 84-85.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments

August 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Concentrated Growth	$3,700,000	$3,700,034	$3,774,000
Flexible Cap Growth	300,000	300,003	306,000
Focused Growth	200,000	200,002	204,000
Small/Mid Cap Growth	30,400,000	30,400,282	31,008,004
Strategic Growth	7,400,000	7,400,069	7,548,001
Technology Opportunities	14,500,000	14,500,135	14,790,002

REPURCHASE AGREEMENTS — At August 31, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Concentrated Growth	Flexible Cap Growth	Focused Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
BNP Paribas Securities Co.	0.330%	$8,612	$698	$466	$70,760	$17,225	$33,751
Citigroup Global Markets, Inc.	0.340	509,355	41,299	27,533	4,184,970	1,018,710	1,996,121
Merrill Lynch & Co., Inc.	0.340	2,141,587	173,643	115,761	17,595,744	4,283,174	8,392,706
Merrill Lynch & Co., Inc.	0.320	1,040,446	84,360	56,240	8,548,526	2,080,891	4,077,422
TOTAL		$3,700,000	$300,000	$200,000	$30,400,000	$7,400,000	$14,500,000

At August 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000% to 5.000%	12/01/29 to 01/01/46
Federal National Mortgage Association	2.500 to 5.630	07/01/19 to 09/01/46
Government National Mortgage Association	3.000 to 5.500	02/15/39 to 04/20/44
United States Treasury Bills	0.000	09/08/16 to 03/02/17
United States Treasury Notes	0.750 to 1.750	01/15/18 to 05/15/23

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2016

	Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $611,255,339, $108,681,794, $5,697,314, $12,463,097, $20,954,587, $2,488,640,137, $2,161,574,466, $246,000,576 and $242,119,544)	$839,353,555
Investments of affiliated issuers, at value (cost $7,550,880, $0, $0, $0, $0, $651, $38,565,431, $0 and $0)	7,550,880
Cash	3,275,698
Receivables:
Investments sold	1,392,725
Dividends and interest	1,116,734
Reimbursement from investment adviser	62,749
Fund shares sold	49,277
Foreign tax reclaims	44,457
Prepaid Expenses	—
Other assets	9,402
Total assets	852,855,477

Liabilities:
Due to custodian	—
Payables:
Investments purchased	1,341,071
Fund shares redeemed	644,597
Management fees	516,589
Distribution and Service fees and Transfer Agency fees	316,235
Payable to investment advisor	—
Accrued expenses	226,053
Total liabilities	3,044,545

Net Assets:
Paid-in capital	612,524,260
Undistributed (distributions in excess of) net investment income	979,312
Accumulated net realized gain (loss)	8,209,144
Net unrealized gain	228,098,216
NET ASSETS	$849,810,932
Net Assets:
Class A	$630,090,754
Class C	68,959,604
Institutional	141,442,039
Service	1,561,313
Class IR	4,297,004
Class R	3,450,346
Class R6	9,872
Total Net Assets	$849,810,932
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	26,093,835
Class C	3,691,584
Institutional	5,368,364
Service	66,725
Class IR	175,556
Class R	147,169
Class R6	375
Net asset value, offering and redemption price per share:(a)
Class A	$24.15
Class C	18.68
Institutional	26.35
Service	23.40
Class IR	24.48
Class R	23.44
Class R6	26.34	(b)

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds is $25.56, $15.94, $13.84, $12.42, $14.89, $22.96, $21.01, $12.60 and $19.82, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(b)	Net asset value per share is calculated using unrounded outstanding shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund		Technology Opportunities Fund

$145,563,494	$7,248,017	$16,963,084	$24,632,162	$3,156,901,538	$2,567,755,207	$351,186,463		$388,497,029
—	—	—	—	651	38,122,681	—		—
33,447	30,285	75,762	55,384	—	16,815	17,275		2,678

—	—	—	—	82,375,704	11,258,409	22,463,145		—
170,267	15,710	16,671	31,384	2,042,825	880,105	479,595		155,297
32,700	—	26,645	—	15,986	—	56,148		29,205
148,609	—	215	90,000	2,723,430	2,537,671	393,924		110,073
2,361	233	—	—	—	—	31,343		—
—	69,533	—	—	—	—	—		—
791	3,218	3,505	2,919	7,321	5,996	876		869
145,951,669	7,366,996	17,085,882	24,811,849	3,244,067,455	2,620,576,884	374,628,769		388,795,151

—	—	—	—	225,486	—	—		—

388,507	—	—	93,818	27,620,572	4,335,047	568,581		—
1,282,283	4,148	5,878	8,803	10,935,530	4,555,375	20,328,851		541,852
97,470	4,363	11,323	16,291	2,525,170	1,896,628	228,026		328,346
9,469	1,218	4,175	1,126	807,936	908,809	39,919		144,818
—	8,228	—	—	—	—	—		—
107,823	90,583	88,618	79,590	65,747	49,803	123,284		167,833
1,885,552	108,540	109,994	199,628	42,180,441	11,745,662	21,288,661		1,182,849

109,100,950	6,071,860	12,567,116	22,379,420	2,504,201,198	2,162,413,824	246,772,242		226,798,265
609,650	55,441	(5,278)	162,001	(7,887,321)	(10,953,820)	2,008,192		(1,944,623)
(2,526,183)	(419,548)	(85,937)	(1,606,775)	37,311,736	51,633,227	(626,213)		16,381,175
36,881,700	1,550,703	4,499,987	3,677,575	668,261,401	405,737,991	105,185,887		146,377,485
$144,066,117	$7,258,456	$16,975,888	$24,612,221	$3,201,887,014	$2,608,831,222	$353,340,108		$387,612,302

$6,572,708	$2,124,227	$5,927,472	$243,058	$631,053,234	$736,220,654	$46,092,957		$233,096,763
2,191,960	195,241	1,474,268	169,261	128,788,311	265,282,356	11,102,681		52,842,516
134,817,537	4,754,382	9,329,741	24,115,560	2,160,713,725	1,235,282,198	294,952,120		83,745,917
—	—	—	—	37,431,658	13,955,808	271,961		11,186,033
451,584	155,801	197,454	57,600	135,929,951	313,812,480	829,037		6,741,073
22,453	19,035	37,159	16,885	63,105,291	34,492,660	81,328		—
9,875	9,770	9,794	9,857	44,864,844	9,785,066	10,024		—
$144,066,117	$7,258,456	$16,975,888	$24,612,221	$3,201,887,014	$2,608,831,222	$353,340,108		$387,612,302

436,501	162,410	504,881	17,280	29,080,532	37,093,950	3,871,619		12,444,901
170,700	15,385	137,664	12,437	7,797,797	14,949,628	1,110,673		3,287,935
8,456,328	361,032	755,217	1,691,348	87,252,201	59,139,007	23,336,767		4,128,218
—	—	—	—	1,789,098	717,226	22,952		606,717
29,550	11,843	16,236	4,048	6,050,848	15,393,619	65,637		335,727
1,533	1,454	3,254	1,209	3,005,779	1,783,865	6,919		—
619	742	793	691	1,811,428	468,334	793		—

$15.06	$13.08	$11.74	$14.07	$21.70	$19.85	$11.91		$18.73
12.84	12.69	10.71	13.61	16.52	17.75	10.00		16.07
15.94	13.17	12.35	14.26	24.76	20.89	12.64		20.29
—	—	—	—	20.92	19.46	11.85		18.44
15.28	13.16	12.16	14.23	22.46	20.39	12.63		20.08
14.65	13.09	11.42	13.97	20.99	19.34	11.75		—
15.95	13.17	12.35	14.26	24.77	20.89	12.63	(b)	—

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2016

Capital Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $0, $0, $0, $0, $9,043, $0 and $0)	$11,000,185
Dividends — affiliated issuers	2,704
Interest	13,644
Total investment income	11,016,533

Expenses:
Management fees	8,743,651
Distribution and Service fees(a)	2,334,201
Transfer Agency fees(a)	1,431,105
Printing and mailing costs	204,553
Registration fees	124,266
Custody, accounting and administrative services	103,868
Professional fees	96,949
Trustee fees	25,671
Service Share fees — Service Plan	4,259
Service Share fees — Shareholder Administration Plan	4,259
Other	32,189
Total expenses	13,104,971
Less — expense reductions	(3,089,666)
Net expenses	10,015,305
NET INVESTMENT INCOME (LOSS)	1,001,228

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commission recapture of $24,192, $10,166, $112, $462, $1,379, $249,082, $1,714, $13,681 and $8,964)	12,702,788
Investments — affiliated issuers	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	32,983,438
Investments — affiliated issuers	—
Net realized and unrealized gain (loss)	45,686,226
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,687,454

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Capital Growth	$1,604,636	$710,688	$18,877	$1,219,523	$135,031	$60,698	$682	$7,995	$7,173	$3
Concentrated Growth	17,420	27,695	148	13,239	5,262	58,140	—	649	57	3
Dynamic U.S. Equity	6,799	3,143	318	5,167	597	2,981	—	843	121	3
Flexible Cap Growth	16,860	17,127	190	12,814	3,254	3,463	—	300	72	3
Focused Growth	627	1,824	82	477	347	11,575	—	48	31	3
Growth Opportunities	1,839,002	1,420,837	345,943	1,397,641	269,959	1,028,486	16,595	286,533	131,458	3,615
Small/Mid Cap Growth	2,104,138	2,621,808	169,643	1,599,145	498,144	509,892	5,129	524,086	64,464	692
Strategic Growth	114,651	112,334	368	87,135	21,343	136,327	95	1,551	140	3
Technology Opportunities	594,121	520,635	—	451,532	98,921	34,051	4,367	11,749	—	—

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$1,934,864	$209,888	$176,168	$403,304	$31,456,983	$15,450,411	$5,336,599	$3,117,201
—	—	—	—	74,156	—	—	—
7,430	720	601	2,110	—	151,170	28,247	10,409
1,942,294	210,608	176,769	405,414	31,531,139	15,601,581	5,364,846	3,127,610

1,554,684	77,022	173,197	294,220	35,556,108	26,341,537	3,990,481	3,919,399
45,263	10,260	34,177	2,533	3,605,782	4,895,589	227,353	1,114,756
77,350	9,712	19,906	12,481	3,134,287	3,201,552	246,594	600,620
44,034	35,032	34,634	29,697	436,564	373,366	66,888	160,563
91,421	60,005	76,110	72,042	191,083	268,551	121,736	88,453
42,017	36,037	52,186	43,889	223,213	203,052	71,947	66,067
82,913	107,603	89,663	84,116	88,651	41,074	104,834	81,702
22,797	23,080	23,081	23,165	34,475	30,992	24,253	24,267
—	—	—	—	103,718	32,055	592	27,292
—	—	—	—	103,718	32,055	592	27,292
10,396	6,294	6,916	3,853	103,737	130,855	15,262	13,302
1,970,875	365,045	509,870	565,996	43,581,336	35,550,678	4,870,532	6,123,713
(629,389)	(258,810)	(320,002)	(321,714)	(2,954,658)	(3,631,882)	(1,546,198)	(301,094)
1,341,486	106,235	189,868	244,282	40,626,678	31,918,796	3,324,334	5,822,619
600,808	104,373	(13,099)	161,132	(9,095,539)	(16,317,215)	2,040,512	(2,695,009)

(2,449,540)	(63,632)	193,770	(1,517,766)	143,274,021	53,483,445	1,548,451	18,604,630
—	—	—	—	—	(1,228,406)	—	—

9,687,706	332,852	596,395	2,432,571	(51,072,627)	(67,135,629)	21,597,125	31,771,257
—	—	—	—	—	(4,499,189)	—	—
7,238,166	269,220	790,165	914,805	92,201,394	(19,379,779)	23,145,576	50,375,887
$7,838,974	$373,593	$777,066	$1,075,937	$83,105,855	$(35,696,994)	$25,186,088	$47,680,878

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$1,001,228	$424,086
Net realized gain (loss)	12,702,788	106,908,367
Net change in unrealized gain (loss)	32,983,438	(73,811,938)
Net increase (decrease) in net assets resulting from operations	46,687,454	33,520,515

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	(262,248)	—
Service Shares	—	—
Class IR Shares	(3,425)	—
Class R Shares	—	—
Class R6 Shares(a)	(18)	—
From net realized gains
Class A Shares	(53,960,173)	(109,107,619)
Class C Shares	(7,608,296)	(14,781,808)
Institutional Shares	(13,105,149)	(22,936,412)
Service Shares	(152,819)	(181,082)
Class IR Shares	(374,339)	(451,620)
Class R Shares	(304,242)	(557,137)
Class R6 Shares(a)	(712)	—
Total distributions to shareholders	(75,771,421)	(148,015,678)

From share transactions:
Proceeds from sales of shares	34,992,956	82,471,266
Reinvestment of distributions	71,646,769	140,089,222
Cost of shares redeemed	(155,817,837)	(134,901,119)
Net increase (decrease) in net assets resulting from share transactions	(49,178,112)	87,659,369
TOTAL INCREASE (DECREASE)	(78,262,079)	(26,835,794)

Net assets:
Beginning of year	928,073,011	954,908,805
End of year	$849,810,932	$928,073,011
Undistributed net investment income	$979,312	$285,471

(a)	Commenced operations on July 31, 2015.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Dynamic U.S. Equity Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$600,808	$686,366	$104,373	$109,603
(2,449,540)	20,209,855	(63,632)	1,495,944
9,687,706	(14,930,145)	332,852	(1,792,239)
7,838,974	5,966,076	373,593	(186,692)

—	—	(17,622)	(22,274)
—	—	—	—
(373,404)	(366,604)	(103,664)	(71,169)
—	—	—	—
(483)	(283)	(2,981)	(1,481)
—	—	—	(255)
(26)	—	(102)	—

(842,410)	(1,407,056)	(290,672)	(745,006)
(395,561)	(700,153)	(33,918)	(46,987)
(16,282,694)	(28,939,818)	(976,319)	(1,330,442)
—	—	—	—
(36,485)	(67,917)	(40,105)	(33,295)
(3,308)	(2,664)	(5,478)	(17,289)
(1,002)	—	(901)	—
(17,935,373)	(31,484,495)	(1,471,762)	(2,268,198)

6,131,931	10,807,640	1,218,198	4,955,313
17,572,644	30,851,758	1,161,930	2,266,646
(36,526,581)	(30,269,597)	(9,246,741)	(3,643,418)
(12,822,006)	11,389,801	(6,866,613)	3,578,541
(22,918,405)	(14,128,618)	(7,964,782)	1,123,651

166,984,522	181,113,140	15,223,238	14,099,587
$144,066,117	$166,984,522	$7,258,456	$15,223,238
$609,650	$379,267	$55,441	$75,674

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Flexible Cap Growth Fund
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$(13,099)	$(29,361)
Net realized gain (loss)	193,770	1,341,552
Net change in unrealized gain (loss)	596,395	(561,111)
Net increase (decrease) in net assets resulting from operations	777,066	751,080

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(458,035)	(897,010)
Class C Shares	(116,932)	(182,809)
Institutional Shares	(497,675)	(1,118,730)
Service Shares	—	—
Class IR Shares	(13,475)	(32,793)
Class R Shares	(2,254)	(8,089)
Class R6 Shares(a)	(544)	—
Total distributions to shareholders	(1,088,915)	(2,239,431)

From share transactions:
Proceeds from sales of shares	3,195,796	5,135,583
Reinvestment of distributions	1,088,915	2,237,814
Cost of shares redeemed	(4,728,552)	(3,380,014)
Net increase (decrease) in net assets resulting from share transactions	(443,841)	3,993,383
TOTAL INCREASE (DECREASE)	(755,690)	2,505,032

Net assets:
Beginning of year	17,731,578	15,226,546
End of year	$16,975,888	$17,731,578
Undistributed (distributions in excess of) net investment income (loss)	$(5,278)	$(16,820)

(a)	Commenced operations on July 31, 2015.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund		Growth Opportunities Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$161,132	$136,615	$(9,095,539)	$(19,979,892)
(1,517,766)	1,794,517	143,274,021	540,219,024
2,432,571	(809,233)	(51,072,627)	(555,005,131)
1,075,937	1,121,899	83,105,855	(34,765,999)

(451)	—	—	—
(262)	—	—	—
(76,800)	(76,654)	—	—
—	—	—	—
(21)	(18)	—	—
—	—	—	—
(24)	—	—	—

(14,231)	(3,858)	(97,819,695)	(213,956,510)
(14,215)	(2,722)	(23,532,032)	(45,806,967)
(1,744,722)	(1,977,313)	(309,058,207)	(674,995,963)
—	—	(5,746,888)	(11,651,811)
(872)	(1,099)	(18,674,509)	(30,389,606)
(868)	(1,094)	(9,066,946)	(17,292,249)
(495)	—	(1,081,229)	—
(1,852,961)	(2,062,758)	(464,979,506)	(994,093,106)

2,465,625	12,758,032	664,433,721	1,354,546,446
1,852,961	2,062,758	390,089,513	802,333,312
(12,507,765)	(4,759,978)	(2,055,513,321)	(1,884,231,470)
(8,189,179)	10,060,812	(1,000,990,087)	272,648,288
(8,966,203)	9,119,953	(1,382,863,738)	(756,210,817)

33,578,424	24,458,471	4,584,750,752	5,340,961,569
$24,612,221	$33,578,424	$3,201,887,014	$4,584,750,752
$162,001	$77,136	$(7,887,321)	$(16,360,233)

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$(16,317,215)	$(18,094,472)
Net realized gain (loss)	52,255,039	158,512,531
Net change in unrealized gain (loss)	(71,634,818)	23,699,445
Net increase (decrease) in net assets resulting from operations	(35,696,994)	164,117,504

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(33,875,139)	(59,422,373)
Class C Shares	(10,986,288)	(19,729,913)
Institutional Shares	(47,806,278)	(89,205,827)
Service Shares	(475,742)	(662,911)
Class IR Shares	(10,051,807)	(13,778,175)
Class R Shares	(1,254,158)	(2,780,547)
Class R6 Shares(a)	(313)	—
Total distributions to shareholders	(104,449,725)	(185,579,746)

From share transactions:
Proceeds from sales of shares	1,008,705,061	1,088,106,213
Reinvestment of distributions	93,324,637	164,354,586
Cost of shares redeemed	(1,151,579,076)	(691,041,765)
Net increase (decrease) in net assets resulting from share transactions	(49,549,378)	561,419,034
TOTAL INCREASE (DECREASE)	(189,696,097)	539,956,792

Net assets:
Beginning of year	2,798,527,319	2,258,570,527
End of year	$2,608,831,222	$2,798,527,319
Undistributed (distributions in excess of) net investment income (loss)	$(10,953,820)	$570,667

(a)	Commenced operations on July 31, 2015.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund		Technology Opportunities Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$2,040,512	$1,796,891	$(2,695,009)	$(3,232,312)
1,548,451	29,207,245	18,604,630	45,968,161
21,597,125	(15,744,519)	31,771,257	(33,789,050)
25,186,088	15,259,617	47,680,878	8,946,799

(72,760)	—	—	—
—	—	—	—
(1,396,604)	(991,937)	—	—
(299)	—	—	—
(2,572)	(1,531)	—	—
(106)	—	—	—
(42)	—	—	—

(2,662,084)	(7,853,382)	(21,931,579)	(19,398,872)
(747,201)	(2,031,017)	(5,298,231)	(4,987,729)
(18,504,227)	(47,665,788)	(6,969,643)	(7,490,876)
(12,976)	(26,879)	(975,553)	(853,327)
(47,249)	(147,162)	(511,029)	(226,844)
(4,036)	(2,673)	—	—
(516)	—	—	—
(23,450,672)	(58,720,369)	(35,686,035)	(32,957,648)

110,866,442	85,773,465	64,248,588	106,814,338
22,818,629	56,900,752	32,420,710	29,561,009
(166,077,206)	(112,960,044)	(133,609,474)	(136,669,644)
(32,392,135)	29,714,173	(36,940,176)	(294,297)
(30,656,719)	(13,746,579)	(24,945,333)	(24,305,146)

383,996,827	397,743,406	412,557,635	436,862,781
$353,340,108	$383,996,827	$387,612,302	$412,557,635
$2,008,192	$1,482,021	$(1,944,623)	$(1,463,830)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$24.80	$0.03		$1.37	$1.40	$—	$(2.05)	$(2.05)
2016 - C	19.77	(0.12)		1.08	0.96	—	(2.05)	(2.05)
2016 - Institutional	26.82	0.13		1.49	1.62	(0.04)	(2.05)	(2.09)
2016 - Service	24.12	—	(d)	1.33	1.33	—	(2.05)	(2.05)
2016 - IR	25.07	0.08		1.40	1.48	(0.02)	(2.05)	(2.07)
2016 - R	24.19	(0.03)		1.33	1.30	—	(2.05)	(2.05)
2016 - R6	26.82	0.13		1.49	1.62	(0.05)	(2.05)	(2.10)
2015 - A	28.16	0.01		1.00	1.01	—	(4.37)	(4.37)
2015 - C	23.45	(0.15)		0.84	0.69	—	(4.37)	(4.37)
2015 - Institutional	30.01	0.12		1.06	1.18	—	(4.37)	(4.37)
2015 - Service	27.53	(0.02)		0.98	0.96	—	(4.37)	(4.37)
2015 - IR	28.36	0.07		1.01	1.08	—	(4.37)	(4.37)
2015 - R	27.64	(0.06)		0.98	0.92	—	(4.37)	(4.37)
2015 - R6 (Commenced July 31, 2015)	28.86	0.01		(2.05)	(2.04)	—	—	—
2014 - A	28.13	(0.01)		6.41	6.40	(0.08)	(6.29)	(6.37)
2014 - C	24.46	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.10		6.79	6.89	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.04)		6.29	6.25	(0.05)	(6.29)	(6.34)
2014 - IR	28.28	0.06		6.44	6.50	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.08)		6.31	6.23	(0.05)	(6.29)	(6.34)
2013 - A	24.40	0.10	(f)	3.66	3.76	(0.03)	—	(0.03)
2013 - C	21.35	(0.08	)(f)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(f)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(f)	3.60	3.67	(0.01)	—	(0.01)
2013 - IR	24.53	0.18	(f)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(f)	3.62	3.65	(0.04)	—	(0.04)
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—	(0.04)
2012 - C	18.03	(0.13)		3.45	3.32	—	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—	(0.12)
2012 - Service	20.13	—	(d)	3.85	3.85	(0.02)	—	(0.02)
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—	(0.14)
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—	(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$24.15	5.79%	$630,091	1.15%		1.51%		0.11%		45%
18.68	4.98	68,960	1.90		2.26		(0.64)		45
26.35	6.19	141,442	0.75		1.11		0.50		45
23.40	5.66	1,561	1.25		1.61		0.01		45
24.48	6.05	4,297	0.90		1.26		0.35		45
23.44	5.51	3,450	1.40		1.76		(0.15)		45
26.34	6.19	10	0.74		1.09		0.52		45
24.80	3.34	669,345	1.15		1.49		0.04		55
19.77	2.55	75,941	1.90		2.25		(0.71)		55
26.82	3.75	173,539	0.75		1.09		0.44		55
24.12	3.23	1,917	1.25		1.60		(0.08)		55
25.07	3.59	3,823	0.90		1.24		0.28		55
24.19	3.05	3,500	1.40		1.74		(0.21)		55
26.82	(7.07)	9	0.76	(e)	1.11	(e)	0.54	(e)	55
28.16	25.50	702,534	1.16		1.51		(0.05)		75
23.45	24.57	81,954	1.91		2.26		(0.80)		75
30.01	26.03	147,642	0.76		1.11		0.35		75
27.53	25.39	1,135	1.26		1.61		(0.15)		75
28.36	25.80	2,951	0.91		1.26		0.20		75
27.64	25.18	3,571	1.41		1.76		(0.30)		75
28.13	15.41	630,495	1.14		1.50		0.38	(f)	52
24.46	14.57	75,375	1.89		2.25		(0.37	)(f)	52
29.57	15.89	124,795	0.74		1.10		0.75	(f)	52
27.62	15.32	980	1.24		1.60		0.27	(f)	52
28.28	15.75	2,112	0.89		1.25		0.67	(f)	52
27.75	15.15	2,480	1.39		1.75		0.13	(f)	52
24.40	19.24	662,127	1.14		1.48		0.09		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$16.06	$—	(d)	$0.81	$0.81	$—	$(1.81)	$(1.81)
2016 - C	14.05	(0.09	)(d)	0.69	0.60	—	(1.81)	(1.81)
2016 - Institutional	16.88	0.07	(d)	0.84	0.91	(0.04)	(1.81)	(1.85)
2016 - IR	16.26	0.04	(d)	0.81	0.85	(0.02)	(1.81)	(1.83)
2016 - R	15.71	(0.04	)(d)	0.79	0.75	—	(1.81)	(1.81)
2016 - R6	16.88	0.07	(d)	0.85	0.92	(0.04)	(1.81)	(1.85)
2015 - A	18.94	—	(e)(f)	0.55	0.55	—	(3.43)	(3.43)
2015 - C	17.09	(0.11	)(e)	0.50	0.39	—	(3.43)	(3.43)
2015 - Institutional	19.71	0.08	(e)	0.57	0.65	(0.05)	(3.43)	(3.48)
2015 - IR	19.10	0.05	(e)	0.56	0.61	(0.02)	(3.43)	(3.45)
2015 - R	18.64	(0.05	)(e)	0.55	0.50	—	(3.43)	(3.43)
2015 - R6 (Commenced July 31, 2015)	18.04	0.01	(e)	(1.17)	(1.16)	—	—	—
2014 - A	17.05	(0.06)		3.78	3.72	—	(1.83)	(1.83)
2014 - C	15.65	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.02		3.92	3.94	(0.03)	(1.83)	(1.86)
2014 - IR	17.15	(0.01)		3.81	3.80	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.10)		3.73	3.63	—	(1.83)	(1.83)
2013 - A	14.97	0.11	(h)	2.03	2.14	(0.06)	—	(0.06)
2013 - C	13.79	(0.06	)(h)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(h)	2.18	2.27	(0.12)	—	(0.12)
2013 - IR	15.07	0.12	(h)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(h)	2.06	2.07	(0.03)	—	(0.03)
2012 - A	12.64	—	(f)	2.33	2.33	—	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.19% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.
(h)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.06	5.10%	$6,573	1.22%		1.63%		0.03	%(d)	55%
12.84	4.27	2,192	1.98		2.38		(0.71	)(d)	55
15.94	5.47	134,818	0.82		1.23		0.43	(d)	55
15.28	5.31	452	0.97		1.38		0.27	(d)	55
14.65	4.81	22	1.48		1.89		(0.25	)(d)	55
15.95	5.56	10	0.81		1.21		0.44	(d)	55
16.06	2.54	7,350	1.24		1.60		0.02	(e)	47
14.05	1.78	3,604	1.99		2.35		(0.74	)(e)	47
16.88	2.97	155,652	0.84		1.20		0.42	(e)	47
16.26	2.84	342	0.99		1.35		0.29	(e)	47
15.71	2.28	27	1.49		1.87		(0.31	)(e)	47
16.88	(6.43)	9	0.77	(g)	1.48	(g)	0.46	(e)(g)	47
18.94	22.88	7,564	1.27		1.60		(0.32)		60
17.09	21.98	3,460	2.02		2.35		(1.06)		60
19.71	23.44	169,387	0.87		1.20		0.09		60
19.10	23.20	385	1.02		1.35		(0.06)		60
18.64	22.61	14	1.50		1.84		(0.55)		60
17.05	14.36	8,476	1.26		1.62		0.69	(h)	57
15.65	13.57	2,561	2.01		2.37		(0.39	)(h)	57
17.63	14.81	146,183	0.86		1.23		0.56	(h)	57
17.15	14.61	346	1.01		1.38		0.76	(h)	57
16.84	14.13	12	1.51		1.87		0.09	(h)	57
14.97	18.38	92,207	1.26		1.57		0.01		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$13.92	$0.09	$0.50	$0.59	$(0.07)	$(1.36)	$(1.43)
2016 - C	13.56	(0.01)	0.50	0.49	—	(1.36)	(1.36)
2016 - Institutional	14.01	0.14	0.51	0.65	(0.13)	(1.36)	(1.49)
2016 - IR	13.98	0.13	0.50	0.63	(0.09)	(1.36)	(1.45)
2016 - R	13.88	0.07	0.50	0.57	—	(1.36)	(1.36)
2016 - R6	14.01	0.14	0.51	0.65	(0.13)	(1.36)	(1.49)
2015 - A	16.66	0.09	(0.17)	(0.08)	(0.07)	(2.59)	(2.66)
2015 - C	16.33	(0.03)	(0.15)	(0.18)	—	(2.59)	(2.59)
2015 - Institutional	16.75	0.14	(0.16)	(0.02)	(0.13)	(2.59)	(2.72)
2015 - IR	16.72	0.11	(0.15)	(0.04)	(0.11)	(2.59)	(2.70)
2015 - R	16.62	0.04	(0.16)	(0.12)	(0.03)	(2.59)	(2.62)
2015 - R6 (Commenced July 31, 2015)	15.04	0.01	(1.04)	(1.03)	—	—	—
2014 - A	14.79	0.06	3.23	3.29	(0.05)	(1.37)	(1.42)
2014 - C	14.58	(0.06)	3.18	3.12	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.12	3.25	3.37	(0.10)	(1.37)	(1.47)
2014 - IR	14.83	0.10	3.24	3.34	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.02	3.23	3.25	(0.04)	(1.37)	(1.41)
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (e)	(0.11)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$13.08	4.39%	$2,124	1.22%		3.60%		0.67%	49%
12.69	3.66	195	1.97		4.33		(0.10)	49
13.17	4.84	4,754	0.82		3.16		1.10	49
13.16	4.67	156	0.97		3.54		0.97	49
13.09	4.18	19	1.47		3.70		0.49	49
13.17	4.86	10	0.81		3.14		1.09	49
13.92	(1.22)	3,086	1.21		2.81		0.57	67
13.56	(1.96)	355	1.97		3.56		(0.21)	67
14.01	(0.82)	10,855	0.81		2.42		0.93	67
13.98	(0.98)	800	0.96		1.06		0.73	67
13.88	(1.48)	118	1.46		3.10		0.28	67
14.01	(6.85)	9	0.76	(d)	1.65	(d)	1.08 (d)	67
16.66	23.41	4,542	1.20		3.04		0.37	67
16.33	22.44	247	1.95		3.78		(0.37)	67
16.75	23.92	8,995	0.80		2.65		0.76	67
16.72	23.71	205	0.95		2.80		0.61	67
16.62	23.06	110	1.45		3.30		0.11	67
14.79	21.05	2,869	1.18		3.66		0.68	61
14.58	20.20	126	1.93		4.41		(0.09)	61
14.85	21.56	8,646	0.78		3.24		1.06	61
14.83	21.39	174	0.93		3.39		0.90	61
14.78	20.83	51	1.43		3.80		0.29	61
12.30	16.37	3,331	1.18		3.63		0.69	76
12.13	15.45	158	1.93		4.38		(0.05)	76
12.35	16.71	7,142	0.78		3.23		1.11	76
12.34	16.52	70	0.93		3.38		0.97	76
12.29	16.02	12	1.43		3.88		0.45	76

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$11.90	$(0.02)		$0.59	$0.57	$—	$(0.73)	$(0.73)
2016 - C	11.00	(0.10)		0.54	0.44	—	(0.73)	(0.73)
2016 - Institutional	12.44	0.02		0.62	0.64	—	(0.73)	(0.73)
2016 - IR	12.27	—	(d)	0.62	0.62	—	(0.73)	(0.73)
2016 - R	11.63	(0.05)		0.57	0.52	—	(0.73)	(0.73)
2016 - R6	12.44	0.03		0.61	0.64	—	(0.73)	(0.73)
2015 - A	13.21	(0.04	)(e)	0.63	0.59	—	(1.90)	(1.90)
2015 - C	12.43	(0.12	)(e)	0.59	0.47	—	(1.90)	(1.90)
2015 - Institutional	13.68	0.01	(e)	0.65	0.66	—	(1.90)	(1.90)
2015 - IR	13.53	—	(e)(d)	0.64	0.64	—	(1.90)	(1.90)
2015 - R	12.97	(0.07	)(e)	0.63	0.56	—	(1.90)	(1.90)
2015 - R6 (Commenced July 31,2015)	13.38	—	(e)(d)	(0.94)	(0.94)	—	—	—
2014 - A	11.83	(0.05)		3.01	2.96	—	(1.58)	(1.58)
2014 - C	11.29	(0.14)		2.86	2.72	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(d)	3.11	3.11	(0.02)	(1.58)	(1.60)
2014 - IR	12.05	(0.02)		3.08	3.06	—	(1.58)	(1.58)
2014 - R	11.66	(0.08)		2.97	2.89	—	(1.58)	(1.58)
2013 - A	11.48	—	(d)(h)	1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(h)	1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(h)	1.76	1.80	—	(1.36)	(1.36)
2013 - IR	11.64	0.03	(h)	1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(h)	1.68	1.66	—	(1.36)	(1.36)
2012 - A	10.38	(0.02)		1.71	1.69	—	(0.59)	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	—	(0.59)	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	—	(0.59)	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	—	(0.59)	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	—	(0.59)	(0.59)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(f)	Annualized.
(g)	Amount is less than 0.005% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.74	4.93%	$5,927	1.22%		3.07%		(0.21)%		46%
10.71	4.12	1,474	1.97		3.82		(0.96)		46
12.35	5.29	9,330	0.82		2.68		0.20		46
12.16	5.20	197	0.97		2.76		0.03		46
11.42	4.61	37	1.47		3.33		(0.45)		46
12.35	5.29	10	0.81		2.66		0.22		46
11.90	4.59	7,048	1.24		2.97		(0.30	)(e)	41
11.00	3.83	1,802	1.98		3.71		(1.04	)(e)	41
12.44	4.99	8,586	0.84		2.57		0.09	(e)	41
12.27	4.88	253	0.98		2.66		(0.03	)(e)	41
11.63	4.43	33	1.49		3.24		(0.55	)(e)	41
12.44	(7.03)	9	0.84	(f)	4.34	(f)	0.24	(e)(f)	41
13.21	26.62	5,665	1.28		3.32		(0.40)		56
12.43	25.68	1,119	2.03		4.09		(1.15)		56
13.68	27.21	8,262	0.88		2.92		—	(g)	56
13.53	26.98	126	1.03		3.04		(0.17)		56
12.97	26.38	55	1.53		3.56		(0.65)		56
11.83	16.78	4,584	1.26		3.62		0.03	(h)	40
11.29	15.94	1,005	2.01		4.32		(0.75	)(h)	40
12.17	17.23	6,215	0.86		3.18		0.37	(h)	40
12.05	17.08	167	1.01		3.35		0.26	(h)	40
11.66	16.50	41	1.51		3.91		(0.19	)(h)	40
11.48	17.11	7,423	1.26		3.14		(0.22)		32
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$14.36	$0.01	(d)	$0.48	$0.49	$(0.02)	$(0.76)	$(0.78)
2016 - C	14.01	(0.09	)(d)	0.46	0.37	(0.01)	(0.76)	(0.77)
2016 - Institutional	14.50	0.08	(d)	0.47	0.55	(0.03)	(0.76)	(0.79)
2016 - IR	14.47	0.06	(d)	0.47	0.53	(0.01)	(0.76)	(0.77)
2016 - R	14.28	(0.01	)(d)	0.46	0.45	—	(0.76)	(0.76)
2016 - R6	14.50	0.08	(d)	0.47	0.55	(0.03)	(0.76)	(0.79)
2015 - A	14.74	(0.01	)(e)	0.65	0.64	—	(1.02)	(1.02)
2015 - C	14.51	(0.10	)(e)	0.62	0.52	—	(1.02)	(1.02)
2015 - Institutional	14.85	0.07	(e)	0.64	0.71	(0.04)	(1.02)	(1.06)
2015 - IR	14.83	0.04	(e)	0.64	0.68	(0.02)	(1.02)	(1.04)
2015 - R	14.70	(0.03	)(e)	0.63	0.60	—	(1.02)	(1.02)
2015 - R6 (Commenced July 31, 2015)	15.27	—	(e)(f)	(0.77)	(0.77)	—	—	—
2014 - A	12.95	(0.05)		2.77	2.72	—	(0.93)	(0.93)
2014 - C	12.85	(0.15)		2.74	2.59	—	(0.93)	(0.93)
2014 - Institutional	13.02	0.01		2.78	2.79	(0.03)	(0.93)	(0.96)
2014 - IR	13.01	(0.01)		2.77	2.76	(0.01)	(0.93)	(0.94)
2014 - R	12.95	(0.08)		2.76	2.68	—	(0.93)	(0.93)
2013 - A	11.35	0.01	(h)	1.66	1.67	(0.05)	(0.02)	(0.07)
2013 - C	11.31	(0.06	)(h)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(h)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(h)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(f)(h)	1.64	1.64	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(f)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.25% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.07	3.36%	$243	1.21%		2.35%		0.10	%(d)	55%
13.61	2.56	169	1.96		3.14		(0.69	)(d)	55
14.26	3.75	24,116	0.82		1.91		0.56	(d)	55
14.23	3.65	58	0.96		1.90		0.40	(d)	55
13.97	3.07	17	1.47		2.56		(0.10	)(d)	55
14.26	3.77	10	0.78		1.87		0.59	(d)	55
14.36	4.27	148	1.24		2.22		(0.05	)(e)	67
14.01	3.47	53	1.99		3.00		(0.70	)(e)	67
14.50	4.72	33,335	0.84		1.85		0.45	(e)	67
14.47	4.50	17	1.01		2.02		0.30	(e)	67
14.28	3.99	16	1.49		2.50		(0.19	)(e)	67
14.50	(5.04)	9	0.81	(g)	2.05	(g)	0.24	(e)(g)	67
14.74	21.60	42	1.26		2.83		(0.37)		97
14.51	20.71	39	2.01		3.49		(1.05)		97
14.85	22.00	24,346	0.86		2.31		0.10		97
14.83	21.83	16	1.01		2.51		(0.08)		97
14.70	21.28	16	1.51		3.01		(0.58)		97
12.95	14.79	56	1.24		6.12		0.08	(h)	87
12.85	13.94	23	1.99		6.91		(0.52	)(h)	87
13.02	15.33	12,838	0.84		4.59		0.53	(h)	87
13.01	15.08	13	1.00		6.58		0.52	(h)	87
12.95	14.53	13	1.49		7.08		0.02	(h)	87

11.35	13.50	35	1.24	(g)	17.07	(g)	0.04	(g)	23
11.31	13.10	11	1.99	(g)	17.82	(g)	(0.81	)(g)	23
11.38	13.80	3,417	0.84	(g)	16.67	(g)	0.36	(g)	23
11.38	13.80	11	0.99	(g)	16.82	(g)	0.22	(g)	23
11.34	13.40	11	1.49	(g)	17.32	(g)	(0.30	)(g)	23

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$23.84	$(0.10	)(d)	$0.77	$0.67	$(2.81)
2016 - C	18.95	(0.20	)(d)	0.58	0.38	(2.81)
2016 - Institutional	26.71	(0.03	)(d)	0.89	0.86	(2.81)
2016 - Service	23.11	(0.13	)(d)	0.75	0.62	(2.81)
2016 - IR	24.52	(0.05	)(d)	0.80	0.75	(2.81)
2016 - R	23.21	(0.15	)(d)	0.74	0.59	(2.81)
2016 - R6	26.71	(0.04	)(d)	0.91	0.87	(2.81)
2015 - A	30.22	(0.17	)(e)	(0.05)	(0.22)	(6.16)
2015 - C	25.42	(0.30	)(e)	(0.01)	(0.31)	(6.16)
2015 - Institutional	33.02	(0.07	)(e)	(0.08)	(0.15)	(6.16)
2015 - Service	29.51	(0.19	)(e)	(0.05)	(0.24)	(6.16)
2015 - IR	30.85	(0.11	)(e)	(0.06)	(0.17)	(6.16)
2015 - R	29.65	(0.23	)(e)	(0.05)	(0.28)	(6.16)
2015 - R6 (Commenced July 31, 2015)	28.49	(0.01	)(e)	(1.77)	(1.78)	—
2014 - A	26.65	(0.19)		5.95	5.76	(2.19)
2014 - C	22.89	(0.34)		5.06	4.72	(2.19)
2014 - Institutional	28.83	(0.08)		6.46	6.38	(2.19)
2014 - Service	26.10	(0.21)		5.81	5.60	(2.19)
2014 - IR	27.10	(0.12)		6.06	5.94	(2.19)
2014 - R	26.25	(0.25)		5.84	5.59	(2.19)
2013 - A	23.88	(0.11	)(g)	4.53	4.42	(1.65)
2013 - C	20.89	(0.26	)(g)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(g)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(g)	4.44	4.31	(1.65)
2013 - IR	24.19	(0.05	)(g)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(g)	4.48	4.31	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.70	3.39%	$631,053	1.32%		1.42%		(0.47	)%(d)	55%
16.52	2.66	128,788	2.07		2.17		(1.23	)(d)	55
24.76	3.76	2,160,714	0.95		1.02		(0.11	)(d)	55
20.92	3.27	37,432	1.45		1.52		(0.61	)(d)	55
22.46	3.64	135,930	1.07		1.17		(0.23	)(d)	55
20.99	3.12	63,105	1.57		1.67		(0.73	)(d)	55
24.77	3.81	44,865	0.93		1.01		(0.19	)(d)	55
23.84	(1.47)	946,463	1.35		1.40		(0.65	)(e)	51
18.95	(2.23)	168,461	2.10		2.15		(1.40	)(e)	51
26.71	(1.08)	3,171,058	0.95		1.00		(0.24	)(e)	51
23.11	(1.59)	49,105	1.45		1.50		(0.75	)(e)	51
24.52	(1.25)	171,980	1.10		1.15		(0.41	)(e)	51
23.21	(1.74)	77,673	1.60		1.65		(0.90	)(e)	51
26.71	(6.25)	9	0.97	(f)	1.02	(f)	(0.32	)(e)(f)	51
30.22	22.57	1,110,320	1.36		1.40		(0.66)		59
25.42	21.67	191,125	2.11		2.15		(1.41)		59
33.02	23.04	3,750,790	0.96		1.00		(0.26)		59
29.51	22.42	57,643	1.46		1.50		(0.76)		59
30.85	22.87	143,249	1.11		1.15		(0.41)		59
29.65	22.25	80,542	1.61		1.65		(0.91)		59
26.65	19.84	1,130,449	1.35		1.41		(0.44	)(g)	41
22.89	18.94	172,010	2.10		2.16		(1.19	)(g)	41
28.83	20.38	3,207,925	0.95		1.01		(0.05	)(g)	41
26.10	19.74	60,977	1.45		1.51		(0.54	)(g)	41
27.10	20.18	91,093	1.10		1.16		(0.21	)(g)	41
26.25	19.61	71,263	1.60		1.66		(0.71	)(g)	41
23.88	19.15	1,068,187	1.35		1.41		(0.67)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$20.72	$(0.14	)(d)	$—	$(0.14)	$(0.73)
2016 - C	18.74	(0.25	)(d)	(0.01)	(0.26)	(0.73)
2016 - Institutional	21.69	(0.07	)(d)	—	(0.07)	(0.73)
2016 - Service	20.35	(0.16	)(d)	—	(0.16)	(0.73)
2016 - IR	21.21	(0.09	)(d)	—	(0.09)	(0.73)
2016 - R	20.26	(0.18	)(d)	(0.01)	(0.19)	(0.73)
2016 - R6	21.69	(0.06	)(d)	(0.01)	(0.07)	(0.73)
2015 - A	20.90	(0.18	)(e)	1.71	1.53	(1.71)
2015 - C	19.20	(0.31	)(e)	1.56	1.25	(1.71)
2015 - Institutional	21.71	(0.10	)(e)	1.79	1.69	(1.71)
2015 - Service	20.58	(0.20	)(e)	1.68	1.48	(1.71)
2015 - IR	21.30	(0.13	)(e)	1.75	1.62	(1.71)
2015 - R	20.51	(0.23	)(e)	1.69	1.46	(1.71)
2015 - R6 (Commenced July 31, 2015)	23.47	(0.01	)(e)	(1.77)	(1.78)	—
2014 - A	18.63	(0.16	)(g)	3.43	3.27	(1.00)
2014 - C	17.31	(0.29	)(g)	3.18	2.89	(1.00)
2014 - Institutional	19.25	(0.09	)(g)	3.55	3.46	(1.00)
2014 - Service	18.38	(0.18	)(g)	3.38	3.20	(1.00)
2014 - IR	18.93	(0.12	)(g)	3.49	3.37	(1.00)
2014 - R	18.35	(0.21	)(g)	3.37	3.16	(1.00)
2013 - A	15.52	(0.11	)(h)	3.99	3.88	(0.77)
2013 - C	14.58	(0.23	)(h)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(h)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(h)	3.94	3.81	(0.77)
2013 - IR	15.72	(0.08	)(h)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(h)	3.93	3.78	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.15% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.85	(0.56)%	$736,221	1.31%		1.45%		(0.73	)%(d)	67%
17.75	(1.34)	265,282	2.06		2.20		(1.48	)(d)	67
20.89	(0.21)	1,235,282	0.93		1.05		(0.35	)(d)	67
19.46	(0.67)	13,956	1.43		1.55		(0.85	)(d)	67
20.39	(0.31)	313,812	1.06		1.20		(0.48	)(d)	67
19.34	(0.83)	34,493	1.56		1.70		(0.98	)(d)	67
20.89	(0.21)	9,785	0.92		1.04		(0.28	)(d)	67
20.72	7.67	906,362	1.33		1.45		(0.85	)(e)	47
18.74	6.84	268,384	2.08		2.20		(1.60	)(e)	47
21.69	8.15	1,355,322	0.93		1.05		(0.45	)(e)	47
20.35	7.54	12,695	1.42		1.55		(0.95	)(e)	47
21.21	7.97	221,058	1.08		1.20		(0.60	)(e)	47
20.26	7.46	34,697	1.58		1.70		(1.10	)(e)	47
21.69	(7.58)	9	0.92	(f)	1.05	(f)	(0.34	)(e)(f)	47
20.90	17.97	741,254	1.33		1.48		(0.82	)(g)	43
19.20	17.11	221,451	2.08		2.23		(1.57	)(g)	43
21.71	18.39	1,077,769	0.93		1.08		(0.42	)(g)	43
20.58	17.83	8,692	1.43		1.58		(0.92	)(g)	43
21.30	18.22	171,779	1.08		1.23		(0.57	)(g)	43
20.51	17.63	34,118	1.58		1.73		(1.07	)(g)	43
18.63	26.18	592,798	1.34		1.49		(0.68	)(h)	37
17.31	25.23	150,744	2.09		2.24		(1.44	)(h)	37
19.25	26.68	725,662	0.94		1.09		(0.32	)(h)	37
18.38	26.02	8,495	1.44		1.59		(0.77	)(h)	37
18.93	26.49	93,255	1.09		1.24		(0.45	)(h)	37
18.35	25.82	24,420	1.59		1.74		(0.93	)(h)	37
15.52	18.97	393,284	1.35		1.50		(0.83)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$11.86	$0.02		$0.74	$0.76	$(0.02)	$(0.69)	$(0.71)
2016 - C	10.12	(0.05)		0.62	0.57	—	(0.69)	(0.69)
2016 - Institutional	12.53	0.07		0.78	0.85	(0.05)	(0.69)	(0.74)
2016 - Service	11.81	0.01		0.73	0.74	(0.01)	(0.69)	(0.70)
2016 - IR	12.53	0.05		0.78	0.83	(0.04)	(0.69)	(0.73)
2016 - R	11.74	(0.01)		0.73	0.72	(0.02)	(0.69)	(0.71)
2016 - R6	12.53	0.07		0.77	0.84	(0.05)	(0.69)	(0.74)
2015 - A	13.50	0.02	(d)	0.42	0.44	—	(2.08)	(2.08)
2015 - C	11.90	(0.07	)(d)	0.37	0.30	—	(2.08)	(2.08)
2015 - Institutional	14.15	0.07	(d)	0.43	0.50	(0.04)	(2.08)	(2.12)
2015 - Service	13.47	—	(e)(d)	0.42	0.42	—	(2.08)	(2.08)
2015 - IR	14.14	0.05	(d)	0.44	0.49	(0.02)	(2.08)	(2.10)
2015 - R	13.42	(0.01	)(d)	0.41	0.40	—	(2.08)	(2.08)
2015 - R6 (Commenced July 31, 2015)	13.36	0.01	(d)	(0.84)	(0.83)	—	—	—
2014 - A	12.29	(0.01)		3.06	3.05	(0.01)	(1.83)	(1.84)
2014 - C	11.09	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.04		3.21	3.25	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.02)		3.05	3.03	(0.01)	(1.83)	(1.84)
2014 - IR	12.80	0.02		3.20	3.22	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.04)		3.05	3.01	(0.02)	(1.83)	(1.85)
2013 - A	11.57	0.06	(g)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - C	10.54	(0.04	)(g)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(g)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(g)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(g)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(g)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(e)	1.79	1.79	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.91	6.48%	$46,093	1.15%		1.54%		0.19%		56%
10.00	5.70	11,103	1.90		2.29		(0.56)		56
12.64	6.89	294,952	0.75		1.14		0.59		56
11.85	6.40	272	1.25		1.64		0.11		56
12.63	6.69	829	0.90		1.29		0.44		56
11.75	6.18	81	1.40		1.79		(0.05)		56
12.63	6.83	10	0.76		1.15		0.59		56
11.86	3.09	45,046	1.15		1.52		0.13	(d)	52
10.12	2.23	11,175	1.90		2.27		(0.63	)(d)	52
12.53	3.43	326,619	0.75		1.12		0.52	(d)	52
11.81	2.93	254	1.25		1.62		(0.01	)(d)	52
12.53	3.34	817	0.90		1.27		0.37	(d)	52
11.74	2.78	77	1.40		1.76		(0.07	)(d)	52
12.53	(6.21)	9	0.73	(f)	1.06	(f)	0.68	(d)(f)	52
13.50	26.74	51,626	1.16		1.53		(0.10)		64
11.90	25.83	11,717	1.91		2.28		(0.85)		64
14.15	27.32	332,401	0.76		1.13		0.30		64
13.47	26.55	156	1.26		1.63		(0.20)		64
14.14	27.03	994	0.91		1.28		0.15		64
13.42	26.49	15	1.38		1.75		(0.30)		64
12.29	15.53	87,987	1.15		1.54		0.49	(g)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(g)	55
12.79	15.98	242,865	0.75		1.14		0.81	(g)	55
12.28	15.45	82	1.25		1.64		0.24	(g)	55
12.80	15.80	884	0.90		1.29		0.57	(g)	55
12.26	15.36	6	1.34		1.73		0.22	(g)	55
11.57	18.45	181,257	1.15		1.51		0.14		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$17.93	$(0.12	)(d)	$2.50	$2.38	$(1.58)
2016 - C	15.70	(0.22	)(d)	2.17	1.95	(1.58)
2016 - Institutional	19.22	(0.05	)(d)	2.70	2.65	(1.58)
2016 - Service	17.69	(0.14	)(d)	2.47	2.33	(1.58)
2016 - IR	19.07	(0.08	)(d)	2.67	2.59	(1.58)
2015 - A	18.97	(0.14	)(e)	0.57	0.43	(1.47)
2015 - C	16.91	(0.24	)(e)	0.50	0.26	(1.47)
2015 - Institutional	20.16	(0.07	)(e)	0.60	0.53	(1.47)
2015 - Service	18.76	(0.15	)(e)	0.55	0.40	(1.47)
2015 - IR	20.04	(0.10	)(e)	0.60	0.50	(1.47)
2014 - A	15.20	(0.15)		4.16	4.01	(0.24)
2014 - C	13.68	(0.25)		3.72	3.47	(0.24)
2014 - Institutional	16.08	(0.08)		4.40	4.32	(0.24)
2014 - Service	15.04	(0.16)		4.12	3.96	(0.24)
2014 - IR	16.01	(0.11)		4.38	4.27	(0.24)
2013 - A	13.62	(0.12)		1.70	1.58	—
2013 - C	12.34	(0.20)		1.54	1.34	—
2013 - Institutional	14.34	(0.06)		1.80	1.74	—
2013 - Service	13.49	(0.13)		1.68	1.55	—
2013 - IR	14.30	(0.09)		1.80	1.71	—
2012 - A	11.51	(0.13)		2.24	2.11	—
2012 - C	10.51	(0.21)		2.04	1.83	—
2012 - Institutional	12.08	(0.09)		2.35	2.26	—
2012 - Service	11.41	(0.14)		2.22	2.08	—
2012 - IR	12.06	(0.11)		2.35	2.24	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.73	13.71%	$233,097	1.47%	1.55%	(0.68	)%(d)	22%
16.07	12.87	52,843	2.22	2.30	(1.43	)(d)	22
20.29	14.22	83,746	1.07	1.15	(0.27	)(d)	22
18.44	13.61	11,186	1.57	1.65	(0.79	)(d)	22
20.08	14.00	6,741	1.22	1.30	(0.43	)(d)	22
17.93	2.31	250,087	1.48	1.54	(0.74	)(e)	41
15.70	1.53	53,556	2.23	2.29	(1.49	)(e)	41
19.22	2.68	92,483	1.08	1.14	(0.33	)(e)	41
17.69	2.17	10,329	1.58	1.64	(0.84	)(e)	41
19.07	2.54	6,103	1.23	1.29	(0.52	)(e)	41
18.97	26.55	260,982	1.51	1.55	(0.85)		39
16.91	25.54	58,602	2.26	2.30	(1.60)		39
20.16	27.03	99,039	1.11	1.15	(0.45)		39
18.76	26.49	10,712	1.61	1.65	(0.96)		39
20.04	26.83	3,228	1.26	1.30	(0.59)		39
15.20	11.60	228,424	1.50	1.55	(0.85)		33
13.68	10.86	50,278	2.25	2.30	(1.59)		33
16.08	12.13	70,416	1.10	1.15	(0.43)		33
15.04	11.49	10,167	1.60	1.65	(0.95)		33
16.01	11.96	2,651	1.25	1.30	(0.59)		33
13.62	18.28	239,355	1.50	1.55	(1.06)		43
12.34	17.36	50,682	2.25	2.30	(1.81)		43
14.34	18.65	49,238	1.10	1.15	(0.66)		43
13.49	18.18	10,977	1.60	1.65	(1.15)		43
14.30	18.52	2,569	1.25	1.30	(0.81)		43

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, IR, R and R6	Diversified
Concentrated Growth and Focused Growth	A, C, Institutional, IR, R and R6	Non-diversified
Dynamic U.S. Equity and Flexible Cap Growth	A, C, Institutional, IR, R and R6	Diversified
Technology Opportunities	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

112

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

113

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

114

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2016:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$2,986,201	$—	$—
Europe	14,457,353	—	—
North America	821,910,001	—	—
Investment Company	7,550,880	—	—
Total	$846,904,435	$—	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,668,414	$—	$—
North America	139,195,080	—	—
Short-term Investments	—	3,700,000	—
Total	$141,863,494	$3,700,000	$—

DYNAMIC U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$7,248,017	$—	$—

115

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$87,660	$—	$—
Europe	132,249	—	—
North America	16,443,175	—	—
Short-term Investments	—	300,000	—
Total	$16,663,084	$300,000	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$24,432,162	$—	$—
Short-term Investments	—	200,000	—
Total	$24,432,162	$200,000	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$20,626,006	$—	$—
Europe	24,128,519	—	—
North America	3,112,147,013	—	—
Investment Company	651	—	—
Total	$3,156,902,189	$—	$—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$34,459,064	$—	$—
Europe	91,099,439	—	—
North America	2,449,919,385	—	—
Short-term Investments	—	30,400,000	—
Total	$2,575,477,888	$30,400,000	$—

116

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,428,810	$—	$—
Europe	4,070,573	—	—
North America	338,287,080	—	—
Short-term Investments	—	7,400,000	—
Total	$343,786,463	$7,400,000	$—

TECHNOLOGY OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$15,919,737	$—	$—
North America	358,077,292	—	—
Short-term Investments	—	14,500,000	—
Total	$373,997,029	$14,500,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.71	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Dynamic U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#

117

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Focused Growth	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.77	%#^
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	0.97	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Opportunities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective December 29, 2015, GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 0.76% for Focused Growth Fund. Prior to December 29, 2015, the Effective Net Management Rate was 0.79%.

The Capital Growth and Growth Opportunities Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended August 31, 2016, GSAM waived $1,486 and $59,418 of the Fund’s management fee for the Capital Growth and Growth Opportunities Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$23,587	$746
Concentrated Growth	1,219	—
Dynamic U.S. Equity	239	—
Flexible Cap Growth	1,069	—

118

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused Growth	384	—
Growth Opportunities	22,680	936
Small/Mid Cap Growth	108,083	10
Strategic Growth	2,635	11
Technology Opportunities	10,824	743

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Effective December 29, 2015, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Growth Opportunities Fund. As a result of this waiver, a net transfer agency fee equal to 0.14% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Growth Opportunities Fund is being charged to those share classes. This arrangement will remain in effect through at least December 29, 2016, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Effective December 29, 2015, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Small/Mid Cap Growth Fund. As a result of this waiver, a net transfer agency fee equal to 0.16% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Small/Mid Cap Growth Fund is being charged to those share classes. This arrangement will remain in effect through at least December 29, 2016, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.004%, 0.004%, 0.084%, 0.004%, 0.004%, 0.014%, 0.064%, 0.004%, and 0.034% respectively. Prior to December 29, 2015, the Other Expense limitation for Focused Growth Fund was 0.014%. These Other Expense limitations will remain in place through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

119

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$2,537,144	$—	$552,522	$3,089,666
Concentrated Growth	342,030	—	287,359	629,389
Dynamic U.S. Equity	—	—	258,810	258,810
Flexible Cap Growth	38,103	—	281,899	320,002
Focused Growth	67,251	—	254,463	321,714
Growth Opportunities	2,059,418	339,500	555,740	2,954,658
Small/Mid Cap Growth	3,352,308	279,574	—	3,631,882
Strategic Growth	1,157,240	—	388,958	1,546,198
Technology Opportunities	—	—	301,094	301,094

G.  Line of Credit Facility — As of August 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2016, the Funds did not have any borrowings under the facility.

120

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Funds.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in shares of issuers of which the Fund is an affiliate for the fiscal year ended August 31, 2016:

Fund	Name of Affiliated Issuer	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/16	Dividend Income
Small/Mid Cap Growth	Corium International, Inc.	$12,559,016	$1,784,683	$(177,041)	$(98,602)	$(4,849,734)	$9,218,322	$—
	M/I Homes, Inc.	22,517,671	18,581,981	(11,416,034)	(1,129,804)	350,545	28,904,359	—

The table below shows the transactions in and earnings from investments in an affiliated Fund for the fiscal year ended August 31, 2016:

Fund	Underlying Fund	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Market Value 8/31/16	Dividend Income
Capital Growth	Goldman Sachs Financial Square Government Fund	$—	$20,932,054	$(13,381,174)	$7,550,880	$2,704
Growth Opportunities	Goldman Sachs Financial Square Government Fund	13,549,239	1,487,976,748	(1,501,525,336)	651	74,156

As of August 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR, Class R and Class R6 Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R	Class R6
Capital Growth	—%	—%	—%	—%	100%
Concentrated Growth	—	—	—	69	100
Dynamic US Equity	9	23	13	100	100
Flexible Cap Growth	—	—	10	53	100
Focused Growth	10	—	30	100	100
Strategic Growth	—	—	—	8	100

121

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$395,334,036	$521,699,954
Concentrated Growth	83,502,768	115,520,969
Dynamic U.S. Equity	5,324,345	12,978,931
Flexible Cap Growth	7,828,548	9,376,490
Focused Growth	15,707,193	24,799,035
Growth Opportunities	2,019,560,612	3,520,979,460
Small/Mid Cap Growth	1,788,202,746	1,912,088,606
Strategic Growth	214,831,344	270,120,548
Technology Opportunities	84,040,491	163,939,739

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$4,712,785	$3,626,144	$331,071	$183,465	$586,423	$—	$19,672,456	$4,324,429	$—
Net long-term capital gains	71,058,636	14,309,229	1,140,691	905,450	1,266,538	464,979,506	84,777,269	19,126,243	35,686,035
Total taxable distributions	$75,771,421	$17,935,373	$1,471,762	$1,088,915	$1,852,961	$464,979,506	$104,449,725	$23,450,672	$35,686,035

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$27,464,156	$6,969,376	$484,917	$278,075	$778,364	$87,115,344	$7,718,467	$15,005,986	$2,706,434
Net long-term capital gains	120,551,522	24,515,119	1,783,281	1,961,356	1,284,394	906,977,762	177,861,279	43,714,383	30,251,214
Total taxable distributions	$148,015,678	$31,484,495	$2,268,198	$2,239,431	$2,062,758	$994,093,106	$185,579,746	$58,720,369	$32,957,648

122

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION (continued)

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Undistributed ordinary income — net	$940,138	$598,985	$55,077	$—	$159,821	$—	$—	$1,986,083	$—
Undistributed long-term capital gains	10,469,079	—	1,151	1,483	—	71,898,785	65,894,887	176,065	16,707,540
Total undistributed earnings	$11,409,217	$598,985	$56,228	$1,483	$159,821	$71,898,785	$65,894,887	$2,162,148	$16,707,540
Capital loss carryforwards:
Perpetual Short-Term	—	(1,011,477)	—	—	(168,628)	—	—	—	—
Total capital loss carryforwards	$—	$(1,011,477)	$—	$—	$(168,628)	$—	$—	$—	$—
Timing differences (Qualified Late Year Deferrals)	$—	$(1,015,284)	$(379,906)	$(34,516)	$(1,254,463)	$(8,092,308)	$(11,095,012)	$—	$(1,972,577)
Unrealized gains (losses) — net	225,877,455	36,392,943	1,510,274	4,441,805	3,496,071	633,879,339	391,617,523	104,405,718	146,079,074
Total accumulated earnings (losses) net	$237,286,672	$34,965,167	$1,186,596	$4,408,772	$2,232,801	$697,685,816	$446,417,398	$106,567,866	$160,814,037

As of August 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$621,026,980	$109,170,551	$5,737,743	$12,521,279	$21,136,091	$2,523,022,850	$2,214,260,365	$246,780,745	$242,417,955
Gross unrealized gain	242,876,974	38,511,032	1,771,512	4,800,234	3,867,030	710,909,318	475,042,693	107,961,364	150,169,014
Gross unrealized loss	(16,999,519)	(2,118,089)	(261,238)	(358,429)	(370,959)	(77,029,979)	(83,425,170)	(3,555,646)	(4,089,940)
Net unrealized gains	$225,877,455	$36,392,943	$1,510,274	$4,441,805	$3,496,071	$633,879,339	$391,617,523	$104,405,718	$146,079,074

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of underlying fund investments, and partnership investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations, net operating losses, redemptions utilized as distributions, and differences in the treatment of underlying fund investments.

123

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

6. TAX INFORMATION (continued)

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Capital Growth	$—	$41,696	$(41,696)
Concentrated Growth	—	(3,488)	3,488
Dynamic U.S. Equity	—	237	(237)
Flexible Cap Growth	(26,463)	1,822	24,641
Focused Growth	—	(1,291)	1,291
Growth Opportunities	(48,114,250)	30,545,799	17,568,451
Small/Mid Cap Growth	(19,544,492)	14,751,764	4,792,728
Strategic Growth	—	41,958	(41,958)
Technology Opportunities	(2,297,151)	82,935	2,214,216

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

124

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Concentrated Growth and Focused Growth Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

125

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	664,254	$15,685,065	976,847	$25,917,436
Reinvestment of distributions	2,165,893	51,418,306	4,123,424	103,869,050
Shares converted from Class B(a)	—	—	414,688	12,024,309
Shares redeemed	(3,725,446)	(88,186,013)	(3,471,469)	(91,144,434)
	(895,299)	(21,082,642)	2,043,490	50,666,361
Class B Shares(a)
Shares sold	—	—	46	(927)
Shares converted to Class A	—	—	(498,183)	(12,024,309)
Shares redeemed	—	—	(145,865)	(3,508,408)
	—	—	(644,002)	(15,533,644)
Class C Shares
Shares sold	249,049	4,603,944	341,161	7,154,847
Reinvestment of distributions	372,429	6,878,768	662,843	13,382,800
Shares redeemed	(771,189)	(14,309,764)	(658,000)	(14,020,677)
	(149,711)	(2,827,052)	346,004	6,516,970
Institutional Shares
Shares sold	435,916	11,486,482	1,585,630	45,287,101
Reinvestment of distributions	485,148	12,546,206	799,639	21,718,191
Shares redeemed	(2,024,093)	(49,724,048)	(834,379)	(23,663,917)
	(1,103,029)	(25,691,360)	1,550,890	43,341,375
Service Shares
Shares sold	6,962	162,356	62,182	1,605,801
Reinvestment of distributions	5,946	136,873	4,638	113,688
Shares redeemed	(25,655)	(593,276)	(28,570)	(723,854)
	(12,747)	(294,047)	38,250	995,635
Class IR Shares
Shares sold	53,124	1,326,280	53,066	1,401,921
Reinvestment of distributions	15,717	377,764	17,638	448,370
Shares redeemed	(45,766)	(1,054,398)	(22,265)	(590,653)
	23,075	649,646	48,439	1,259,638
Class R Shares
Shares sold	73,489	1,728,829	42,000	1,095,082
Reinvestment of distributions	12,478	288,122	22,629	557,123
Shares redeemed	(83,452)	(1,950,338)	(49,195)	(1,249,171)
	2,515	66,613	15,434	403,034
Class R6 Shares(b)
Shares sold	—	—	348	10,005
Reinvestment of distributions	28	730	—	—
Shares redeemed	—	—	(1)	(5)
	28	730	347	10,000
NET INCREASE (DECREASE)	(2,135,168)	$(49,178,112)	3,398,852	$87,659,369

(a) Class	B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b) Commenced	operations on July 31, 2015.

126

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Concentrated Growth Fund				Dynamic U.S. Equity Fund
For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

52,192	$821,213	55,670	$978,969	12,607	$162,541	52,789	$820,752
45,827	684,660	71,053	1,165,979	23,802	308,204	52,411	765,728
—	—	7,520	147,183	—	—	—	—
(119,056)	(1,736,160)	(76,057)	(1,307,935)	(95,770)	(1,210,967)	(156,061)	(2,319,211)
(21,037)	(230,287)	58,186	984,196	(59,361)	(740,222)	(50,861)	(732,731)

—	—	59	1,022	—	—	—	—
—	—	(8,332)	(147,183)	—	—	—	—
—	—	(9,429)	(164,840)	—	—	—	—
—	—	(17,702)	(311,001)	—	—	—	—

31,025	409,544	58,437	871,637	4,026	49,591	18,945	278,664
20,916	267,936	27,141	391,651	2,696	33,918	3,284	46,987
(137,702)	(1,784,637)	(31,628)	(480,372)	(17,511)	(219,594)	(11,203)	(163,428)
(85,761)	(1,107,157)	53,950	782,916	(10,789)	(136,085)	11,026	162,223

296,640	4,728,852	503,027	8,885,577	48,423	656,390	215,701	3,227,428
1,049,110	16,578,987	1,700,015	29,223,264	59,033	770,241	95,608	1,401,610
(2,109,806)	(32,916,814)	(1,576,937)	(28,212,893)	(521,192)	(6,696,086)	(73,412)	(1,136,708)
(764,056)	(11,608,975)	626,105	9,895,948	(413,736)	(5,269,455)	237,897	3,492,330

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

11,110	165,677	2,776	47,194	28,181	344,243	44,085	607,385
2,439	36,968	4,113	68,200	3,311	43,086	2,374	34,777
(5,059)	(76,091)	(5,981)	(103,552)	(76,845)	(1,011,626)	(1,546)	(23,165)
8,490	126,554	908	11,842	(45,353)	(624,297)	44,913	618,997

461	6,645	795	13,236	428	5,433	739	11,079
211	3,065	166	2,664	424	5,478	1,202	17,544
(876)	(12,879)	—	—	(7,899)	(108,468)	(59)	(901)
(204)	(3,169)	961	15,900	(7,047)	(97,557)	1,882	27,722

—	—	555	10,005	—	—	666	10,005
65	1,028	—	—	77	1,003	—	—
—	—	(1)	(5)	—	—	(1)	(5)
65	1,028	554	10,000	77	1,003	665	10,000
(862,503)	$(12,822,006)	722,962	$11,389,801	(536,209)	$(6,866,613)	245,522	$3,578,541

127

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Flexible Cap Growth Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	136,627	$1,598,220	238,465	$2,970,412
Reinvestment of distributions	40,108	458,035	75,889	897,010
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(263,936)	(2,915,077)	(151,050)	(1,870,489)
	(87,201)	(858,822)	163,304	1,996,933
Class B Shares(a)
Shares sold	—	—	—	—
Shares converted to Class A	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	36,060	382,842	74,144	824,538
Reinvestment of distributions	11,168	116,932	16,649	182,809
Shares redeemed	(73,393)	(766,608)	(16,985)	(195,137)
	(26,165)	(266,834)	73,808	812,210
Institutional Shares
Shares sold	93,234	1,069,282	82,904	1,085,506
Reinvestment of distributions	41,542	497,675	90,749	1,117,114
Shares redeemed	(69,689)	(843,461)	(87,600)	(1,156,663)
	65,087	723,496	86,053	1,045,957
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	11,548	134,523	18,873	242,837
Reinvestment of distributions	1,142	13,475	2,697	32,792
Shares redeemed	(17,043)	(195,238)	(10,280)	(131,753)
	(4,353)	(47,240)	11,290	143,876
Class R Shares
Shares sold	973	10,929	187	2,285
Reinvestment of distributions	203	2,254	700	8,089
Shares redeemed	(749)	(8,168)	(2,268)	(25,967)
	427	5,015	(1,381)	(15,593)
Class R6 Shares(b)
Shares sold	—	—	748	10,005
Reinvestment of distributions	46	544	—	—
Shares redeemed	—	—	(1)	(5)
	46	544	747	10,000
NET INCREASE (DECREASE)	(52,159)	$(443,841)	333,821	$3,993,383

(a) Class	B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b) Commenced	operations on July 31, 2015.

128

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Focused Growth Fund				Growth Opportunities Fund
For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

13,514	$196,056	9,436	$140,612	5,188,410	$109,990,949	10,162,774	$263,713,914
1,035	14,681	265	3,858	4,305,749	89,085,946	7,862,988	194,608,943
—	—	—	—	—	—	34,936	1,073,724
(7,574)	(101,683)	(2,237)	(33,745)	(20,121,034)	(429,709,764)	(15,091,283)	(398,553,720)
6,975	109,054	7,464	110,725	(10,626,875)	(230,632,869)	2,969,415	60,842,861

—	—	—	—	—	—	331	9,731
—	—	—	—	—	—	(41,101)	(1,073,724)
—	—	—	—	—	—	(242,765)	(6,335,557)
—	—	—	—	—	—	(283,535)	(7,399,550)

16,287	237,681	952	13,553	962,529	15,367,206	1,522,314	31,339,481
1,049	14,477	191	2,722	1,130,439	17,894,856	1,727,078	34,161,609
(8,707)	(113,983)	—	—	(3,185,261)	(51,807,187)	(1,878,064)	(39,006,240)
8,629	138,175	1,143	16,275	(1,092,293)	(18,545,125)	1,371,328	26,494,850

141,976	1,993,103	835,824	12,593,862	18,570,813	439,755,390	32,672,439	942,723,382
126,942	1,821,523	140,298	2,053,966	10,632,111	250,386,206	18,723,667	517,709,381
(876,939)	(12,292,099)	(315,947)	(4,726,228)	(60,682,704)	(1,450,641,387)	(46,242,562)	(1,348,789,303)
(608,021)	(8,477,473)	660,175	9,921,600	(31,479,780)	(760,499,791)	5,153,544	111,643,460

—	—	—	—	212,601	4,302,039	416,015	10,428,771
—	—	—	—	224,585	4,484,961	373,257	8,961,890
—	—	—	—	(772,840)	(15,380,698)	(617,666)	(15,639,616)
—	—	—	—	(335,654)	(6,593,698)	171,606	3,751,045

2,834	38,785	—	—	1,654,412	36,014,147	3,125,965	83,299,492
62	893	76	1,117	873,457	18,674,509	1,195,970	30,389,605
—	—	—	—	(3,491,281)	(76,158,982)	(1,951,082)	(52,078,172)
2,896	39,678	76	1,117	(963,412)	(21,470,326)	2,370,853	61,610,925

—	—	—	—	660,335	13,556,973	903,121	23,021,670
62	868	76	1,095	423,033	8,481,806	683,591	16,501,884
—	—	—	—	(1,424,623)	(29,193,359)	(956,401)	(23,828,857)
62	868	76	1,095	(341,255)	(7,154,580)	630,311	15,694,697

—	—	656	10,005	1,874,647	45,447,017	352	10,005
36	519	—	—	45,912	1,081,229	—	—
—	—	(1)	(5)	(109,482)	(2,621,944)	(1)	(5)
36	519	655	10,000	1,811,077	43,906,302	351	10,000
(589,423)	$(8,189,179)	669,589	$10,060,812	(43,028,192)	$(1,000,990,087)	12,383,873	$272,648,288

129

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,059,932	$248,962,765	16,565,512	$349,968,548
Reinvestment of distributions	1,658,772	32,113,835	2,828,794	56,179,848
Shares converted from Class B(a)	—	—	16,583	355,101
Shares redeemed	(21,364,280)	(402,785,510)	(11,141,305)	(232,471,494)
	(6,645,576)	(121,708,910)	8,269,584	174,032,003
Class B Shares(a)
Shares sold	—	—	429	8,690
Shares converted to Class A	—	—	(18,064)	(355,101)
Shares redeemed	—	—	(165,032)	(3,247,551)
	—	—	(182,667)	(3,593,962)
Class C Shares
Shares sold	3,947,819	67,860,295	4,066,231	78,124,640
Reinvestment of distributions	552,467	9,612,934	939,595	16,969,081
Shares redeemed	(3,869,475)	(65,440,359)	(2,223,521)	(42,496,235)
	630,811	12,032,870	2,782,305	52,597,486
Institutional Shares
Shares sold	23,356,509	467,210,062	25,380,718	558,001,282
Reinvestment of distributions	1,970,711	40,044,852	3,594,511	74,478,267
Shares redeemed	(28,679,407)	(559,510,889)	(16,119,224)	(349,393,249)
	(3,352,187)	(52,255,975)	12,856,005	283,086,300
Service Shares
Shares sold	281,592	5,278,687	419,139	8,644,070
Reinvestment of distributions	20,051	380,769	19,492	380,479
Shares redeemed	(208,125)	(3,881,601)	(237,304)	(4,886,182)
	93,518	1,777,855	201,327	4,138,367
Class IR Shares
Shares sold	10,006,149	196,523,636	3,779,029	81,238,926
Reinvestment of distributions	506,347	10,050,989	679,062	13,778,175
Shares redeemed	(5,540,314)	(106,415,747)	(2,100,230)	(44,705,893)
	4,972,182	100,158,878	2,357,861	50,311,208
Class R Shares
Shares sold	666,389	12,300,998	590,027	12,110,052
Reinvestment of distributions	59,341	1,120,945	132,069	2,568,736
Shares redeemed	(654,691)	(12,142,962)	(672,345)	(13,841,156)
	71,039	1,278,981	49,751	837,632
Class R6 Shares(b)
Shares sold	537,717	10,568,618	427	10,005
Reinvestment of distributions	16	313	—	—
Shares redeemed	(69,825)	(1,402,008)	(1)	(5)
	467,908	9,166,923	426	10,000
NET INCREASE (DECREASE)	(3,762,305)	$(49,549,378)	26,334,592	$561,419,034

(a) Class	B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b) Commenced	operations on July 31, 2015.

130

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Strategic Growth Fund				Technology Opportunities Fund
For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

823,979	$9,618,983	931,649	$11,624,508	1,770,746	$31,374,570	3,707,771	$68,710,401
219,495	2,569,040	623,276	7,460,611	1,154,064	20,565,422	1,001,763	17,841,403
—	—	6,679	92,424	—	—	109,463	2,114,732
(970,584)	(11,223,910)	(1,585,906)	(19,961,088)	(4,430,997)	(75,088,065)	(4,623,826)	(84,541,383)
72,890	964,113	(24,302)	(783,545)	(1,506,187)	(23,148,073)	195,171	4,125,153

—	—	—	—	—	—	72	1,203
—	—	(7,606)	(92,424)	—	—	(122,977)	(2,114,732)
—	—	(62,687)	(758,883)	—	—	(131,293)	(2,254,440)
—	—	(70,293)	(851,307)	—	—	(254,198)	(4,367,969)

162,871	1,581,949	155,852	1,661,932	311,683	4,754,165	361,936	5,854,871
55,139	544,217	143,499	1,473,731	282,440	4,341,104	254,225	3,986,258
(211,544)	(2,076,408)	(180,100)	(1,930,524)	(717,473)	(10,769,123)	(669,583)	(10,831,500)
6,466	49,758	119,251	1,205,139	(123,350)	(1,673,854)	(53,422)	(990,371)

8,220,144	99,417,986	5,625,401	72,107,285	1,051,764	19,886,091	1,165,921	22,754,302
1,582,533	19,641,430	3,789,883	47,790,420	318,400	6,126,021	354,531	6,750,272
(12,531,831)	(152,494,532)	(6,845,084)	(89,891,107)	(2,053,226)	(39,107,713)	(1,621,145)	(31,887,600)
(2,729,154)	(33,435,116)	2,570,200	30,006,598	(683,062)	(13,095,601)	(100,693)	(2,383,026)

5,667	65,578	12,295	151,634	378,536	6,613,636	281,564	5,091,170
1,139	13,275	2,064	24,623	49,979	877,134	43,016	756,231
(5,357)	(64,372)	(4,409)	(53,271)	(405,820)	(6,930,197)	(311,692)	(5,657,682)
1,449	14,481	9,950	122,986	22,695	560,573	12,888	189,719

13,080	164,860	10,875	148,776	83,801	1,620,126	223,598	4,402,391
4,008	49,728	11,782	148,694	26,798	511,029	11,996	226,845
(16,658)	(204,493)	(27,752)	(358,927)	(94,969)	(1,714,376)	(76,561)	(1,497,039)
430	10,095	(5,095)	(61,457)	15,630	416,779	159,033	3,132,197

1,497	17,086	5,711	69,325	—	—	—	—
33	381	225	2,673	—	—	—	—
(1,162)	(13,491)	(516)	(6,239)	—	—	—	—
368	3,976	5,420	65,759	—	—	—	—

—	—	750	10,005	—	—	—	—
44	558	—	—	—	—	—	—
—	—	(1)	(5)	—	—	—	—
44	558	749	10,000	—	—	—	—
(2,647,507)	$(32,392,135)	2,605,880	$29,714,173	(2,274,274)	$(36,940,176)	(41,221)	$(294,297)

131

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at August 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

132

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 through August 31, 2016, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Dynamic U.S. Equity Fund				Flexible Cap Growth Fund				Focused Growth Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Class A
Actual	$1,000.00	$1,113.40		$6.11	$1,000.00	$1,112.30		$6.48	$1,000.00	$1,126.60		$6.52	$1,000.00	$1,127.80		$6.53	$1,000.00	$1,093.20		$6.31
Hypothetical 5% return	1,000.00	1,019.36	+	5.84	1,000.00	1,019.00	+	6.19	1,000.00	1,019.00	+	6.19	1,000.00	1,019.00	+	6.19	1,000.00	1,019.10	+	6.09
Class C
Actual	1,000.00	1,109.30		10.07	1,000.00	1,107.90		10.44	1,000.00	1,122.00		10.51	1,000.00	1,123.80		10.52	1,000.00	1,089.70		10.24
Hypothetical 5% return	1,000.00	1,015.59	+	9.63	1,000.00	1,015.23	+	9.98	1,000.00	1,015.23	+	9.98	1,000.00	1,015.23	+	9.98	1,000.00	1,015.33	+	9.88
Institutional
Actual	1,000.00	1,116.10		3.99	1,000.00	1,113.90		4.36	1,000.00	1,128.50		4.39	1,000.00	1,129.90		4.39	1,000.00	1,095.20		4.21
Hypothetical 5% return	1,000.00	1,021.37	+	3.81	1,000.00	1,021.01	+	4.17	1,000.00	1,021.01	+	4.17	1,000.00	1,021.01	+	4.17	1,000.00	1,021.12	+	4.06
Service
Actual	1,000.00	1,112.70		6.64	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.85	+	6.34	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,115.30		4.79	1,000.00	1,112.90		5.15	1,000.00	1,127.70		5.19	1,000.00	1,129.10		5.19	1,000.00	1,094.60		5.00
Hypothetical 5% return	1,000.00	1,020.61	+	4.57	1,000.00	1,020.26	+	4.93	1,000.00	1,020.26	+	4.93	1,000.00	1,020.26	+	4.93	1,000.00	1,020.36	+	4.82
Class R
Actual	1,000.00	1,112.00		7.43	1,000.00	1,109.80		7.85	1,000.00	1,124.60		7.85	1,000.00	1,126.20		7.86	1,000.00	1,091.40		7.62
Hypothetical 5% return	1,000.00	1,018.10	+	7.10	1,000.00	1,017.70	+	7.51	1,000.00	1,017.75	+	7.46	1,000.00	1,017.75	+	7.46	1,000.00	1,017.85	+	7.35
Class R6
Actual	1,000.00	1,115.60		3.99	1,000.00	1,114.60		4.31	1,000.00	1,128.50		4.33	1,000.00	1,129.90		4.39	1,000.00	1,095.20		4.11
Hypothetical 5% return	1,000.00	1,021.37	+	3.81	1,000.00	1,021.06	+	4.12	1,000.00	1,021.06	+	4.12	1,000.00	1,021.01	+	4.17	1,000.00	1,021.22	+	3.96

133

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Growth Opportunities Fund				Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Class A
Actual	$1,000.00	$1,150.00		$7.03	$1,000.00	$1,160.80		$7.06	$1,000.00	$1,114.10		$6.11	$1,000.00	$1,203.00		$8.14
Hypothetical 5% return	1,000.00	1,018.60	+	6.60	1,000.00	1,018.60	+	6.60	1,000.00	1,019.36	+	5.84	1,000.00	1,017.75	+	7.46
Class C
Actual	1,000.00	1,145.60		11.06	1,000.00	1,156.50		11.11	1,000.00	1,109.90		10.08	1,000.00	1,198.40		12.27
Hypothetical 5% return	1,000.00	1,014.83	+	10.38	1,000.00	1,014.83	+	10.38	1,000.00	1,015.59	+	9.63	1,000.00	1,013.98	+	11.24
Institutional
Actual	1,000.00	1,151.60		5.14	1,000.00	1,163.10		5.06	1,000.00	1,115.60		3.99	1,000.00	1,205.60		5.93
Hypothetical 5% return	1,000.00	1,020.36	+	4.82	1,000.00	1,020.46	+	4.72	1,000.00	1,021.37	+	3.81	1,000.00	1,019.76	+	5.43
Service
Actual	1,000.00	1,148.80		7.83	1,000.00	1,160.40		7.77	1,000.00	1,113.70		6.64	1,000.00	1,202.90		8.69
Hypothetical 5% return	1,000.00	1,017.85	+	7.35	1,000.00	1,017.95	+	7.25	1,000.00	1,018.85	+	6.34	1,000.00	1,017.24	+	7.96
Class IR
Actual	1,000.00	1,151.20		5.68	1,000.00	1,162.50		5.71	1,000.00	1,114.70		4.78	1,000.00	1,204.60		6.76
Hypothetical 5% return	1,000.00	1,019.86	+	5.33	1,000.00	1,019.86	+	5.33	1,000.00	1,020.61	+	4.57	1,000.00	1,019.00	+	6.19
Class R
Actual	1,000.00	1,148.20		8.37	1,000.00	1,159.50		8.41	1,000.00	1,111.60		7.43	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.34	+	7.86	1,000.00	1,017.34	+	7.86	1,000.00	1,018.10	+	7.10	N/A	N/A		N/A
Class R6
Actual	1,000.00	1,152.10		5.03	1,000.00	1,163.10		5.00	1,000.00	1,115.70		3.99	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.46	+	4.72	1,000.00	1,020.51	+	4.67	1,000.00	1,021.37	+	3.81	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Capital Growth	1.15%	1.90%	0.75%	1.25%	0.90%	1.40%	0.75%
Concentrated Growth	1.22	1.97	0.82	N/A	0.97	1.48	0.81
Dynamic U.S. Equity	1.22	1.97	0.82	N/A	0.97	1.47	0.81
Flexible Cap Growth	1.22	1.97	0.82	N/A	0.97	1.47	0.82
Focused Growth	1.20	1.95	0.80	N/A	0.95	1.45	0.78
Growth Opportunities	1.30	2.05	0.95	1.45	1.05	1.55	0.93
Small/Mid Cap Growth	1.30	2.05	0.93	1.43	1.05	1.55	0.92
Strategic Growth	1.15	1.90	0.75	1.25	0.90	1.40	0.75
Technology Opportunities	1.47	2.22	1.07	1.57	1.22	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

134

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

135

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015,

136

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth, Dynamic U.S. Equity, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Capital Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They observed that the Concentrated Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period and in the third quartile for the one-, three-, and ten-year periods and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They observed that the Dynamic U.S. Equity Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one-and three-year periods and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees noted that the Flexible Cap Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. They observed that the Focused Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three-year period and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2016. They noted that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten-year periods and in the third quartile for the one- and three- year periods and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2016. The Trustees observed that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and placed in the third quartile for the one-year period and had outperformed the Fund’s benchmark index for the five- and ten-year periods performed in-line with the Fund’s benchmark for the one-year period, and underperformed the Fund’s benchmark for the three-year period ended March 31, 2016. They observed that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five, and ten-year periods ended March 31, 2016. The Trustees noted that the Technology Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, and Technology Opportunities Funds that

137

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund
First $1 billion	1.00%	1.00%	0.70%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.63	0.90	0.90
Next $3 billion	0.80	0.86	0.60	0.86	0.86
Next $3 billion	0.80	0.84	0.59	0.84	0.84
Over $8 billion	0.80	0.82	0.58	0.82	0.82

Average Daily Net Assets	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund
First $1 billion	1.00%	1.00%	1.00%	1.00%
Next $1 billion	1.00	1.00	0.90	0.90
Next $3 billion	0.90	0.90	0.86	0.86
Next $3 billion	0.86	0.86	0.84	0.84
Over $8 billion	0.84	0.84	0.82	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded

138

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities and Small/Mid Cap Growth Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

139

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				141	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

140

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

141

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	139	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

142

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

143

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2016, 100%, 50.13%, 66.78%, 64.13%, 53.45%, 100%, and 94.26% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Small/Mid Cap Growth, and Strategic Growth, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, designate $71,058,636, $14,309,229, $1,140,691, $905,450, $1,266,538, $464,979,506, $84,777,269, $19,126,243, and $35,686,035, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2016.

For the year ended August 31, 2016, 100%, 36.67%, 71.54%, 84.14%, 39.49%, 54.99%, and 76.76%, of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Small/Mid Cap Growth, and Strategic Growth, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2016, the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Small/Mid Cap Growth, and Strategic Growth designate $4,486,691, $3,267,166, $206,734, $183,465, $512,515, $19,672,456, and $2,852,335, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

144

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money MarketFund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[2]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[5]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in a money market fund. Because the share price of certain money market funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Although certain money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. Certain money market funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market funds’ sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[2]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[3]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 66774-TMPL-10 / 2016 EQGRWAR-16 / 151k

Goldman Sachs Funds

Annual Report	August 31, 2016

Fundamental Equity Value Funds
Focused Value
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	FOCUSED VALUE

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

■	SMALL/MID CAP VALUE

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	48

Financial Statements	64

Financial Highlights	72

Notes to Financial Statements	84

Report of Independent Registered Public Accounting Firm	102

Other Information	103

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

1

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2016 (the “Reporting Period”), even amidst persistent volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 12.55%. The Russell 3000® Index generated a return of 11.44%.

Following a volatile summer, U.S. equities tumbled further in September 2015, alongside other global equity markets, before rebounding strongly in October 2015 and then finishing November 2015 roughly flat. In December 2015, the Federal Reserve (the “Fed”) finally delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which reemphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language or action tends to suggest lower interest rates (opposite of hawkish).)

Early in 2016, however, U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel, the lowest level since 2003. The Fed’s statement in January 2016 acknowledged the risks from international markets and tightening financial conditions on the U.S. economy. U.S. equities stabilized somewhat in February 2016, as market sentiment appeared to improve on the more dovish tone set by global central banks. U.S. equities were also supported during the month by strong U.S. economic data, rallying as fourth quarter 2015 Gross Domestic Product (“GDP”) came in above market expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate increases in 2016, down from four. Along with receding global economic concerns, this helped drive a recovery in U.S. equities.

Following the rebound in March 2016, market sentiment remained sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month, as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter 2016 U.S. GDP of 0.5%. In May 2016, weaker payroll data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Equity markets were otherwise dominated in June 2016 by the U.K. referendum on whether to leave the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off sentiment that dominated toward the end of June 2016 in the days following the surprise “leave” result. However, global equity markets rather quickly rebounded owing to a combination of improving risk sentiment as markets digested the outcome and on dovish remarks from the Bank of England’s Governor Carney.

U.S. equities were further buoyed by strong economic data and corporate earnings in July 2016, despite increased uncertainty post-Brexit growth. U.S. non-farm payrolls reached an eight-month high in June 2016, suggesting that the especially weak May 2016 reading had been an outlier in an otherwise strong job market. Such sentiment was substantiated in August 2016, as payrolls data, released for July 2016, surprised to the upside for a second consecutive month. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other recent hawkish comments from the Fed, this significantly

2

MARKET REVIEW

increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off and finish the month of August roughly flat.

For the Reporting Period overall, all market capitalizations posted solid positive returns, but large-cap companies performed best, followed by mid-cap companies and then small-cap companies. Value stocks significantly outpaced growth stocks across the capitalization spectrum of the U.S. equity market. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, low economic growth, interest rates and visibility reinforced our expectations of lower than average U.S. equity returns. Brexit led to downward revisions to economic growth forecasts for the U.K. and Europe, and the risk of a U.K. recession increased, in our view. As a result, we expect central bank policy around the world to remain accommodative, keeping interest rates lower for longer.

That said, we believe U.S. equities can still post positive returns for calendar year 2016, driven by earnings growth. In our view, equities remain attractive in this environment, as other asset classes are likely to offer lower returns. Cash is likely to yield almost nothing for the foreseeable future, and government bond yields are likely to be at low or negative levels in major markets, in our view. The lack of yield in fixed income markets suggests to us that stocks with sustainable dividends and real estate investment trusts (“REITs”) may well continue to command a premium.

We believe economic and corporate fundamentals are still strongest in the U.S. Unemployment remains below 5%; job growth rebounded in the summer months; and home prices continued to rise. At the end of the Reporting Period, credit trends were benign, (benign credit trends tend to suggest low risk of rising default rates), and oil prices seemingly stabilized. We believe stronger fundamentals and less uncertainty relative to other regions are likely to attract asset flows and buoy near-term U.S. equity performance. Still, we are on alert for anything that calls this view into question and tempers our aggregate return expectations given a dearth of outright cheap valuations. In the intermediate term, a confluence of factors may be creating a more challenging environment for absolute returns. More specifically, at the end of the Reporting Period, the valuation of the S&P 500 Index remained high; the index level itself was near fresh highs; and some earnings headwinds persisted.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term investment perspective.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

3

MARKET REVIEW

Changes to the Funds’ Portfolio Management Team during the Reporting Period

Effective January 1, 2016, there was a shift in sector coverage for Goldman Sachs Asset Management, L.P.’s (“GSAM’s”) U.S. Small Cap Value and U.S. Small/Mid Cap Value strategies. Rob Crystal, Managing Director, assumed research responsibility for health care in the GSAM U.S. Small Cap Value and U.S. Small/Mid Cap Value strategies. He has 19 years of industry experience, ten of which were spent covering health care prior to joining the team. Rob continues to serve as co-lead portfolio manager and retains sector responsibilities for technology and industrials. Over the next few months, Rob will transition a portion of his industrials coverage to Sean Butkus, Vice President, a senior sector portfolio manager with 19 years of experience. Additionally, Rob will be supported by a dedicated health care research analyst in our Bengaluru office. David Deuchler, Vice President, now focuses exclusively on the health care and industrials sectors within the GSAM U.S. Mid Cap Value strategy.

On June 30, 2016, Andrew Braun, Managing Director and portfolio manager, left the firm. Andy was a portfolio manager for the Mid and Large Cap Value strategies. His research coverage included Mid Cap insurance and Large Cap financials (excluding insurance and real estate investment trusts (“REITs”)). Andy’s responsibilities were transitioned to existing members of the U.S. Value Equity team. Within the Large Cap Value strategies, John Arege, Managing Director and portfolio manager, assumed Andy’s responsibilities in financials (ex-REITS). John retained his existing coverage in insurance and energy and transitioned his responsibilities in industrials to Kevin Martens, Vice President. John continues as co-lead portfolio manager along with Sean Gallagher.

Sean Gallagher, Managing Director and Chief Investment Officer of GSAM U.S. Value Equity, continues to lead the broader team of 15 portfolio managers, who are supported by more than 10 dedicated research analysts. Sean has 23 years of investing experience and has been the Head of the U.S. Value Equity team and Chief Investment Officer since 2009. He joined Goldman Sachs in 2000. We have a deep bench of talented leaders and investment professionals who are intensely focused on delivering strong, long-term results for our shareholders.

4

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the investment adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 6.93%, 6.06%, 7.33%, 7.26%, 6.60% and 7.34%, respectively. These returns compare to the 12.89% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund produced solid absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit only modestly, from the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that most meaningfully detracted from the Fund’s relative results during the Reporting Period were industrials, financials and energy, wherein stock selection was challenged. Stock selection was most materially effective in information technology, consumer discretionary and health care, which helped the Fund’s performance relative to the Russell Index. Having overweighted allocations to information technology and telecommunication services, which were the two best performing sectors in the Russell Index during the Reporting Period, also contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in car rental company Hertz Global Holdings and in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy.

Hertz Global Holdings was the top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price as the Reporting Period progressed seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends could soften and pressure car

5

PORTFOLIO RESULTS

rental volumes and prices. Despite our positive long-term view of the company’s operational improvement initiatives, available capital deployment options and cost reduction opportunities, we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of stocks with what we believed to have less economic sensitivity.

Southwestern Energy was a top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Additionally, broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales and in its recently acquired assets within Southwest Marcellus and Utica acreage. Additionally, we remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to keep debt levels in check and by its commitment to capital efficiency amidst challenging macro fundamentals.

A position in Devon Energy detracted from the Fund’s results during the Reporting Period, as lower oil prices weighed negatively on its shares and overshadowed the company’s strong results. Additionally, investors punished the stock after Devon Energy announced a large acquisition that would meaningfully increase the company’s debt. While we remained positive on the company and its newly- acquired assets, we believed Devon Energy would have to raise additional equity to support its balance sheet. Thus, we decided to exit the Fund’s position in Devon Energy and rotate the capital into other names where we saw what we considered to be better risk-adjusted return potential.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and gas exploration and production company Cabot Oil & Gas, apparel company Urban Outfitters and industrial conglomerate General Electric.

We initiated a Fund position in Cabot Oil & Gas, an exploration and production company predominantly focused on natural gas, opportunistically in January 2016. We believed the natural gas supply and demand dynamic could meaningfully improve, and Cabot Oil & Gas, which is one of the lowest cost producers in the industry, could be a beneficiary. Furthermore, the company has what we consider to be a strong balance sheet and attractive acreage in the Marcellus Shale. The company’s shares appreciated on a rally in energy prices. Following the stock’s strong performance, we exited the Fund’s position in Cabot Oil & Gas in favor of names with what we believed to be better upside potential.

We initiated a position in Urban Outfitters at the end of 2015 when its shares were trading at what we considered to be an attractive valuation due to weaker than expected comparable same-store sales. Its shares subsequently recovered when the company announced stronger than expected fourth quarter 2015 earnings. Following the stock’s strong performance, we exited the Fund’s position in Urban Outfitters in favor of names that we viewed to have better upside potential.

Throughout the Reporting Period, General Electric reported earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, investors reacted positively to General Electric’s long-awaited announcement to spin off its majority stake in Synchrony Financial to existing shareholders. At the end of the Reporting Period, we remained optimistic on General Electric’s growth prospects, as a strong backlog of orders and what we believe to be accretive synergies from recent transactions could be supportive to its earnings in a potentially slow global economic growth environment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in Verizon Communications, a wireless communications provider. In our view, the company is a high quality franchise with solid new product revenues and an improving free cash flow profile. Additionally, we believe Verizon Communications has some of the best assets in the industry, and we are positive on its recent customer growth. Going forward, we believe the company has the potential to experience healthy growth, as its management team continues to invest and focus on its strong wireless business.

6

PORTFOLIO RESULTS

We established a Fund position in Wells Fargo, a U.S. bank holding company. We believe Wells Fargo has a strong deposit franchise and a leading national distribution network. In our view, the company’s experienced management team and what we consider to be its strong balance sheet position it well for increasing shareholder distributions and a more challenging credit environment. We are also positive on Wells Fargo’s leverage to potential rising interest rates. The news of Wells Fargo being fined for creating fake accounts did not become public until after the close of the Reporting Period. At the end of the Reporting Period, we maintained confidence in the company and its management team and thus continue to hold the position.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in American International Group (“AIG”), a global insurance company. We had initiated the Fund’s position in AIG because we felt its shares were undervalued given the company’s near-term to medium-term opportunities for return on equity improvement. We were also positive on its management’s focus on growing the company’s core insurance business and improving operational performance. Following our initial investment, we were encouraged when its management announced a restructuring program, which included cost reductions and divestitures. However, the plan included major, complex changes within the organization within a relatively short time frame. Strict to our sell discipline, as key points of our investment thesis became challenged, we sold the stock in favor of higher conviction names.

We eliminated the Fund’s position in EMC during the Reporting Period. We believed EMC was one of the best positioned information technology hardware vendors in the industry. We also felt the recovery in enterprise spending would benefit EMC, as companies increasingly focus on both storage spending and virtualization. Finally, we believed the company was attractively valued given its strong free cash flow generation and above average growth prospects relative to its peers. Our thesis was validated when it was announced during the Reporting Period that EMC would be acquired by Dell for a healthy premium. Following substantial appreciation in the stock, we sold the position in favor of other opportunities we believed had more upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in information technology, financials, consumer staples and health care increased. The Fund’s exposure to the industrials, telecommunication services and energy sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund was overweighted in consumer discretionary, information technology, health care and telecommunication services relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, utilities, consumer staples and industrials and was rather neutrally weighted to the Russell Index in financials. The Fund had no allocation to materials at the end of August 2016.

7

FUND BASICS

Focused Value Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	6.93%	12.89%
Class C	6.06	12.89
Institutional	7.33	12.89
Class IR	7.26	12.89
Class R	6.60	12.89
Class R6	7.34	12.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	Since Inception	Inception Date
Class A	-11.03%	7/31/15
Class C	-7.40	7/31/15
Institutional	-5.50	7/31/15
Class IR	-5.56	7/31/15
Class R	-6.07	7/31/15
Class R6	-5.49	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	24.10%
Class C	1.89	24.86
Institutional	0.74	23.71
Class IR	0.89	23.86
Class R	1.39	24.36
Class R6	0.72	23.69

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Bank of America Corp.	5.2%	Banks
General Electric Co.	5.0	Industrial Conglomerates
Wells Fargo & Co.	4.9	Banks
Verizon Communications, Inc.	4.9	Diversified Telecommunication Services
Morgan Stanley	4.4	Capital Markets
Apple, Inc.	4.1	Technology Hardware, Storage & Peripherals
Alphabet, Inc. Class A	4.1	Internet Software & Services
eBay, Inc.	3.6	Internet Software & Services
United Technologies Corp.	3.5	Aerospace & Defense
Celgene Corp.	3.4	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	6.93%	-0.68%
Including sales charges	1.07%	-5.69%

Class C (Commenced July 31, 2015)
Excluding contingent deferred sales charges	6.06%	-1.43%
Including contingent deferred sales charges	5.06%	-1.56%

Institutional Class (Commenced July 31, 2015)	7.33%	-0.25%

Class IR (Commenced July 31, 2015)	7.26%	-0.40%

Class R (Commenced July 31, 2015)	6.60%	-0.87%

Class R6 (Commenced July 31, 2015)	7.34%	-0.24%

11

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total assets measured at the time of purchase (“Total Assets”) in equity investments that the investment adviser considers to have favorable prospects for capital appreciation and/ or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its Total Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 9.01%, 8.21%, 9.46%, 8.88%, 9.27%, 8.71% and 9.40%, respectively. These returns compare to the 12.89% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly, from the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, consumer discretionary and utilities, wherein stock selection proved challenging. Effective stock selection in the health care, industrials and information technology sectors helped the Fund’s relative results most. Having an overweighted allocation to telecommunication services, which significantly outpaced the Russell Index during the Reporting Period, also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in global apparel retailer Gap and in two oil and gas exploration and production companies — Devon Energy and Southwestern Energy.

Shares of Gap declined after the company reported weaker than expected sales during the Reporting Period, highlighted by surprisingly negative performance within its Old Navy brand, historically a bright spot within the company. We had originally initiated a Fund position in Gap because we believed the company would benefit from margin improvements as a result of supply chain initiatives and a turnaround within the Gap brand. However, strict to our sell discipline, as key points of our investment theses became invalidated, we sold the stock in favor of other names we believed to have greater upside potential.

A position in Devon Energy detracted from the Fund’s results during the Reporting Period, as lower oil prices weighed negatively on its shares and overshadowed the company’s strong results. Additionally, investors punished the stock after Devon Energy announced a large acquisition that would meaningfully increase the company’s debt. While we remained positive on the company and its newly-acquired assets, we believed Devon Energy would have to raise

12

PORTFOLIO RESULTS

additional equity to support its balance sheet. Thus, we decided to exit the Fund’s position in Devon Energy and rotate the capital into other names where we saw what we considered to be better risk-adjusted return potential.

Southwestern Energy was a top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Additionally, broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. As a result, we decided to exit the position in favor of names we saw as having greater risk-adjusted return potential.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in industrial conglomerate General Electric, global diversified financial services holding company Citigroup and global telecommunications company AT&T.

Throughout the Reporting Period, General Electric reported earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, investors reacted positively to General Electric’s long-awaited announcement to spin off its majority stake in Synchrony Financial to existing shareholders. At the end of the Reporting Period, we remained optimistic on General Electric’s growth prospects, as a strong backlog of orders and what we believe to be accretive synergies from recent transactions could be supportive to its earnings in a potentially slow global economic growth environment.

Citigroup announced during the Reporting Period the results of its Comprehensive Capital Analysis and Review (“CCAR”) with the Federal Reserve (the “Fed”). We view the results positively and believe the company now has the ability to return capital to its shareholders. In addition, at the end of the Reporting Period, we remained positive on its management team’s focus on improving returns on equity through efficient resource allocation around markets, products and clients.

During the Reporting Period, AT&T was an indirect beneficiary of lower interest rates as a result of its above- market-average dividend yield. Indeed, we had initiated the Fund’s position in AT&T because we were attracted to the company’s above-market-average dividend yield, synergies from its acquisition of DirecTV and the potential for free cash flow generation to improve as a result of lower capital expenditures. Strict to our sell discipline, we exited the position following a rally that led AT&T’s shares to reach our price target.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a number of positions in what we viewed as high quality, defensible businesses trading at attractive valuations. Among these was a Fund position in Verizon Communications, a wireless communications provider. In our view, the company is a high quality franchise with solid new product revenues and an improving free cash flow profile. Additionally, we believe Verizon Communications has some of the best assets in the industry, and we are positive on its recent customer growth. Going forward, we believe the company has the potential to experience healthy growth, as its management team continues to invest and focus on its strong wireless business.

We established a Fund position in Chevron, an integrated energy company. In our view, Chevron has a strong management team focused on creating shareholder value. We believe its management has been disciplined with cost reductions and demonstrated capital efficiency in a challenging commodity price environment. Indeed, despite a more challenging backdrop for energy, we believe Chevron may be able to grow production while significantly reducing capital expenditures. Further, in our opinion, shares of the company were undervalued compared to its integrated energy company peers at the time of purchase.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Prudential Financial, a global insurance company. We had originally initiated a position in Prudential Financial because we believed its shares were attractively valued given what we perceived as the significant potential opportunities available to the company. Furthermore, we were positive on the company’s management team, which has a strong track record of execution. However, in light of increased macroeconomic volatility, we opted to sell the position and transition the

13

PORTFOLIO RESULTS

proceeds into names we viewed as having stronger risk-adjusted return potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples, energy and information technology increased as did its position in cash. The Fund’s exposure to financials, industrials and telecommunication services decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, materials and industrials and was rather neutrally weighted to the Russell Index in consumer staples, financials, information technology, telecommunication services and utilities.

14

FUND BASICS

Growth and Income Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	9.01%	12.89%
Class C	8.21	12.89
Institutional	9.46	12.89
Service	8.88	12.89
Class IR	9.27	12.89
Class R	8.71	12.89
Class R6	9.40	12.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.74%	8.46%	4.38%	6.67%	2/5/93
Class C	-3.01	8.87	4.19	2.83	8/15/97
Institutional	-0.95	10.13	5.38	5.85	6/3/96
Service	-1.41	9.59	4.86	5.40	3/6/96
Class IR	-1.07	9.97	N/A	4.09	11/30/07
Class R	-1.56	9.41	N/A	3.58	11/30/07
Class R6	N/A	N/A	N/A	-0.76	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	1.22%
Class C	1.88	1.97
Institutional	0.73	0.82
Service	1.23	1.32
Class IR	0.88	0.97
Class R	1.38	1.47
Class R6	0.71	0.80

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.1%	Banks
Pfizer, Inc.	4.7	Pharmaceuticals
Verizon Communications, Inc.	4.0	Diversified Telecommunication Services
General Electric Co.	4.0	Industrial Conglomerates
Exxon Mobil Corp.	3.2	Oil, Gas & Consumable Fuels
Johnson & Johnson	3.1	Pharmaceuticals
JPMorgan Chase & Co.	3.1	Banks
The Procter & Gamble Co.	3.0	Household Products
Bank of America Corp.	2.9	Banks
Cisco Systems, Inc.	2.8	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $10,000 investment made on September 1, 2006 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	9.01%	12.98%	4.70%	6.99%
Including sales charges	3.04%	11.71%	4.11%	6.74%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	8.21%	12.13%	3.91%	2.94%
Including contingent deferred sales charges	7.19%	12.13%	3.91%	2.94%

Institutional Class (Commenced June 3, 1996)	9.46%	13.43%	5.11%	5.94%

Service Class (Commenced March 6, 1996)	8.88%	12.86%	4.59%	6.91%

Class IR (Commenced November 30, 2007)	9.27%	13.25%	N/A	4.33%

Class R (Commenced November 30, 2007)	8.71%	12.68%	N/A	3.81%

Class R6 (Commenced July 31, 2015)	9.40%	N/A	N/A	1.79%

18

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the investment adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its Net Assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 7.73%, 7.01%, 8.17%, 7.67%, 8.05%, 7.51% and 8.21%, respectively. These returns compare to the 12.89% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit only modestly, from the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were financials, health care and industrials, wherein stock selection was comparatively weak. Effective stock selection in the information technology and materials sectors helped the Fund’s relative results most. Having an underweighted allocation to energy, which significantly lagged the Russell Index during the Reporting Period, also contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production company Southwestern Energy, in car rental company Hertz Global Holdings and global specialty pharmaceutical company Allergan.

Southwestern Energy was the top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Additionally, broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales and in its recently acquired assets within Southwest Marcellus and Utica acreage. Additionally, we remained encouraged by its management team’s focus on cutting costs and divesting assets as it seeks to keep debt levels in check and by its

19

PORTFOLIO RESULTS

commitment to capital efficiency amidst challenging macro fundamentals.

Hertz Global Holdings was a top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price as the Reporting Period progressed seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends could soften and pressure car rental volumes and prices. Despite our positive long-term view of the company’s operational improvement initiatives, available capital deployment options and cost reduction opportunities, we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of stocks with what we believed to have less economic sensitivity.

Shares of Allergan declined when its announced merger with Pfizer fell through due to regulatory reasons. In light of its underperformance, we believe the company’s valuation became even more attractive on both an absolute basis and relative to its peers. Additionally, at the end of the Reporting Period, Allergan was in the final stages of selling its generic business to Teva Pharmaceutical Industries, which we believe could allow Allegan to pay down debt, return capital to shareholders, invest in its pipeline and seek accretive merger and acquisition opportunities.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in industrial conglomerate General Electric, packaged foods producer Tyson Foods and integrated oil and gas company ConocoPhillips.

Throughout the Reporting Period, General Electric reported earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, investors reacted positively to General Electric’s long-awaited announcement to spin off its majority stake in Synchrony Financial to existing shareholders. At the end of the Reporting Period, we remained optimistic on General Electric’s growth prospects, as a strong backlog of orders and what we believe to be accretive synergies from recent transactions could be supportive to its earnings in a potentially slow global economic growth environment.

Shares of Tyson Foods rose throughout the Reporting Period, as the company consistently delivered strong earnings results and raised forward guidance as a result of strong execution on its strategy to diversify away from traditional fresh meat sales through its acquisition of Hillshire Brands. Its shares saw a particular surge after the company reported fiscal first quarter 2016 results well above consensus expectations, driven by operating margin expansion and favorable dynamics in its chicken segment. Additionally, Tyson Foods raised its full-year guidance range in anticipation of further reductions in feed and livestock costs. Although we had a positive view on the company’s fundamentals, we elected to exit the Fund’s position as our price target was reached.

We had added to the Fund’s position in ConocoPhillips after a pullback in its share price in February 2016. The price of its shares subsequently recovered as oil prices rebounded. At the end of the Reporting Period, we believed the company’s capital efficiency and growth made it an attractive investment in a low commodity price environment. We also remained positive on the company’s plan to grow production while reducing its capital expenditures and expenses. Additionally, at the end of the Reporting Period, the company was trading at a valuation discount to its peers.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Verizon Communications, a wireless communications provider. In our view, the company is a high quality franchise with solid new product revenues and an improving free cash flow profile. Additionally, we believe Verizon Communications has some of the best assets in the industry, and we are positive on its recent customer growth. Going forward, we believe the company has the potential to experience healthy growth, as its management team continues to invest and focus on its strong wireless business.

We initiated a Fund position in United Technologies, an industrial conglomerate. At the time of purchase, we believe its shares were undervalued given the future growth and potential margin expansion opportunities for the company that we believe exist. Additionally, we are constructive on its

20

PORTFOLIO RESULTS

new management team and its focus on cost cutting efforts, divestitures and share repurchases.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Prudential Financial, a global insurance company. We had originally initiated a position in Prudential Financial because we believed its shares were attractively valued given what we perceived as the significant potential opportunities available to the company. Furthermore, we were positive on the company’s management team, which has a strong track record of execution. However, in light of increased macroeconomic volatility, we opted to sell the position and transition the proceeds into names we viewed as having stronger risk-adjusted return potential.

We sold the Fund’s position in AT&T, a telecommunications company. We had initiated the Fund’s position in AT&T because we were attracted to the company’s above-market- average dividend yield, synergies from its acquisition of DirecTV and the potential for free cash flow generation to improve as a result of lower capital expenditures. Strict to our sell discipline, we exited the position following a rally that led shares to reach our price target.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care, financials, materials and utilities increased as did its position in cash. The Fund’s exposure to consumer discretionary, telecommunication services, and consumer staples decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the health care, financials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, energy, consumer staples, real estate and industrials and was rather neutrally weighted to the Russell Index in consumer discretionary, telecommunication services, and materials.

21

FUND BASICS

Large Cap Value Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	7.73%	12.89%
Class C	7.01	12.89
Institutional	8.17	12.89
Service	7.67	12.89
Class IR	8.05	12.89
Class R	7.51	12.89
Class R6	8.21	12.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.87%	7.61%	4.38%	5.16%	12/15/99
Class C	-6.29	8.01	4.19	4.72	12/15/99
Institutional	-4.29	9.26	5.39	5.93	12/15/99
Service	-4.73	8.72	4.87	5.44	12/15/99
Class IR	-4.44	9.09	N/A	4.13	11/30/07
Class R	-4.94	8.54	N/A	3.63	11/30/07
Class R6	N/A	N/A	N/A	-3.78	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.20%
Class C	1.92	1.95
Institutional	0.77	0.80
Service	1.27	1.30
Class IR	0.92	0.95
Class R	1.42	1.45
Class R6	0.75	0.78

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.0%	Banks
Bank of America Corp.	4.6	Banks
General Electric Co.	4.5	Industrial Conglomerates
Verizon Communications, Inc.	4.0	Diversified Telecommunication Services
JPMorgan Chase & Co.	3.1	Banks
Exxon Mobil Corp.	2.8	Oil, Gas & Consumable Fuels
The Procter & Gamble Co.	2.8	Household Products
United Technologies Corp.	2.3	Aerospace & Defense
Pfizer, Inc.	2.2	Pharmaceuticals
Johnson & Johnson	2.1	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

23

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	7.73%	12.62%	4.99%	5.73%
Including sales charges	1.80%	11.36%	4.40%	5.38%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	7.01%	11.79%	4.22%	4.94%
Including contingent deferred sales charges	5.94%	11.79%	4.22%	4.94%

Institutional Class (Commenced December 15, 1999)	8.17%	13.07%	5.42%	6.15%

Service Class (Commenced December 15, 1999)	7.67%	12.52%	4.90%	5.66%

Class IR (Commenced November 30, 2007)	8.05%	12.91%	N/A	4.57%

Class R (Commenced November 30, 2007)	7.51%	12.34%	N/A	4.07%

Class R6 (Commenced July 31, 2015)	8.21%	N/A	N/A	0.50%

25

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the investment adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 3.00%, 2.20%, 3.39%, 2.87%, 3.24%, 2.72% and 3.41%, respectively. These returns compare to the 12.84% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns, but stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly, from the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the financials, industrials and materials sectors. Effective stock selection in the energy sector contributed most positively to the Fund’s relative results during the Reporting Period. To a more modest degree, having an overweight to consumer staples, which outpaced the Russell Index during the Reporting Period, and having an underweight to telecommunication services, which underperformed the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in car rental company Hertz Global Holdings, global apparel retailer Gap and private over-the-counter pharmaceuticals manufacturer Perrigo.

Hertz Global Holdings was the top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price as the Reporting Period progressed seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends could soften and pressure car rental volumes and prices. Despite our positive long-term view of the company’s operational improvement initiatives, available capital deployment options and cost reduction opportunities, we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of

26

PORTFOLIO RESULTS

stocks with what we believed to have less economic sensitivity.

Shares of Gap declined after the company reported weaker than expected sales during the Reporting Period, highlighted by surprisingly negative performance within its Old Navy brand, historically a bright spot within the company. We had originally initiated a Fund position in Gap because we believed the company would benefit from margin improvements as a result of supply chain initiatives and a turnaround within the Gap brand. However, strict to our sell discipline, as key points of our investment theses became invalidated, we sold the stock in favor of other names we believed to have greater upside potential.

Shares of Perrigo declined after the company reported first quarter 2016 earnings below consensus expectations and lowered future earnings guidance. Despite these headwinds, at the end of the Reporting Period, we remained constructive on the company given its exposure to multiple secular growth tailwinds, including aging demographics and increasing store-brand over-the-counter penetration.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Cheniere Energy, an energy company primarily engaged in liquefied natural gas (“LNG”) businesses; Tyson Foods, a packaged foods producer; and Newfield Exploration, an oil-focused exploration and production company.

Cheniere Energy performed well during the Reporting Period as some uncertainty in the company was lifted after it shipped the first ever cargo of U.S. LNG from its Sabine Pass liquefaction and export facility in Louisiana. Stronger commodity prices in the latter half of the first quarter of 2016 and in the second quarter of 2016 also supported the company’s stock. As one of the largest LNG exporters in the world, we remained positive at the end of the Reporting Period on the company’s market position in an industry with what we believe to be compelling secular growth potential. That said, strict to our sell discipline, we exited the position early in the second quarter of 2016 as our price target was reached.

Shares of Tyson Foods rose throughout the Reporting Period, as the company consistently delivered strong earnings results and raised forward guidance as a result of strong execution on its strategy to diversify away from traditional fresh meat sales through its acquisition of Hillshire Brands. Its shares saw a particular surge after the company reported fiscal first quarter 2016 results well above consensus expectations, driven by operating margin expansion and favorable dynamics in its chicken segment. Additionally, Tyson Foods raised its full-year guidance range in anticipation of further reductions in feed and livestock costs. Although we had a positive view on the company’s fundamentals, we elected to exit the Fund’s position as our price target was reached.

Aside from a rebound in oil prices during the latter half of the first quarter and during the second quarter of 2016, the stock of Newfield Exploration reacted positively to news of the company’s acquisition of additional acreage in the Sooner Trend Anadarko (Basin) Canadian and Kingfisher (Counties) (“STACK”) operations. Newfield Exploration had identified more than 1,000 potential drilling locations within the new acreage. Following the acquisition, the company raised its production guidance for the second quarter of 2016 and for the full year 2016. At the end of the Reporting Period, we believed investor interest in the STACK operations, where the majority of the company’s assets are located, may well continue to gain traction as data points continue to show improving well results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Vornado Realty Trust, an owner of office and retail properties. We are optimistic about several of the company’s large-scale renovation projects, including the redesign of Penn Plaza, which we view as value enhancing. In our opinion, Vornado Realty Trust is led by one of the best management teams in the industry, and we believe additional shareholder value could be unlocked from the spinoff of the company’s Washington D.C. portfolio.

We established a Fund position in Synchrony Financial, a consumer financial services company, following its exchange offer from General Electric. We believe the company’s transition out of General Electric’s majority ownership and into a standalone public company should enable meaningful internal investments to drive future growth. In addition, we believe Synchrony Financial is well positioned to capitalize on industry-wide accelerating credit card receivables growth from a healthy U.S. consumer. Further, in our view, the company’s long-term contracts with major partners should limit downside surprises.

27

PORTFOLIO RESULTS

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in Endo International, an international health care company. We had believed Endo International had several organic growth drivers, including new branded drugs, a robust generics pipeline and potential international expansion. We further believed that Endo International deserved a premium to its peers due to tax advantages from being domiciled in Ireland, high barriers to entry due to its portfolio of controlled drugs and manufacturing scale advantages, best in class management and relatively stable cash flow generation. However, we exited the Fund’s position in Endo International in favor of opportunities that we believed to have better risk-adjusted return potential.

We exited the Fund’s position in United Continental Holdings, an airplane transportation company. We had believed the company would continue to benefit from an improving economy with accelerating demand for air travel. We had also been encouraged by United Continental Holdings’ strong cash flow generation and leverage to lower energy prices, which could result in operating margin expansion. However, as a result of investments in pricing and greater than expected labor costs, we became incrementally less positive on the possibility of margins expanding. As a result, we eliminated the Fund’s position in the stock in favor of names where we had greater confidence.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy, financials, health care, utilities and telecommunication services increased as did its position in cash. The Fund’s exposure to the consumer discretionary, consumer staples, industrials and information technology sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund had overweighted positions relative to the Russell Index in the health care and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities and real estate positions and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, energy, industrials, information technology, materials and telecommunication services.

28

FUND BASICS

Mid Cap Value Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	3.00%	12.84%
Class C	2.20	12.84
Institutional	3.39	12.84
Service	2.87	12.84
Class IR	3.24	12.84
Class R	2.72	12.84
Class R6	3.41	12.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-11.14%	6.69%	5.69%	8.11%	8/15/97
Class C	-7.64	7.09	5.50	7.64	8/15/97
Institutional	-5.63	8.33	6.72	10.73	8/1/95
Service	-6.09	7.79	6.19	8.46	7/18/97
Class IR	-5.77	8.17	N/A	6.15	11/30/07
Class R	-6.23	7.63	N/A	12.52	1/6/09
Class R6	N/A	N/A	N/A	-4.96	7/31/15

[3]	The Standardized Total Returns are average annual or total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.15%
Class C	1.90	1.90
Institutional	0.75	0.75
Service	1.25	1.25
Class IR	0.90	0.90
Class R	1.40	1.40
Class R6	0.73	0.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Brixmor Property Group, Inc.	2.2%	Equity Real Estate Investment Trusts (REITs)
Vornado Realty Trust	2.1	Equity Real Estate Investment Trusts (REITs)
Huntington Bancshares, Inc.	2.0	Banks
Citizens Financial Group, Inc.	2.0	Banks
Synchrony Financial	1.9	Consumer Finance
DDR Corp.	1.7	Equity Real Estate Investment Trusts (REITs)
Sempra Energy	1.7	Multi-Utilities
Pentair PLC	1.6	Machinery
Zimmer Biomet Holdings, Inc.	1.6	Health Care Equipment & Supplies
Centene Corp.	1.5	Health Care Providers & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

30

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

31

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	3.00%	11.46%	6.57%	8.55%
Including sales charges	-2.65%	10.21%	5.97%	8.23%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.20%	10.63%	5.77%	7.75%
Including contingent deferred sales charges	1.18%	10.63%	5.77%	7.75%

Institutional Class (Commenced August 1, 1995)	3.39%	11.90%	7.00%	10.82%

Service Class (Commenced July 18, 1997)	2.87%	11.34%	6.46%	8.57%

Class IR (Commenced November 30, 2007)	3.24%	11.74%	N/A	6.44%

Class R (Commenced January 6, 2009)	2.72%	11.18%	N/A	12.71%

Class R6 (Commenced July 31, 2015)	3.41%	N/A	N/A	-1.49%

32

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the investment adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns, without sales charges, of 11.22%, 10.40%, 11.66%, 11.11%, 11.50%, 10.96% and 11.68%, respectively. These returns compare to the 13.76% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit to a lesser degree, from the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the financials, materials and utilities sectors. Having an underweighted allocation to utilities, which significantly outperformed the Russell Index during the Reporting Period, also hurt. Effective stock selection in the energy, consumer discretionary and industrials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in application software provider Verint Systems, hotel property real estate investment trust (“REIT”) Pebblebrook Hotel Trust and auto retailer Lithia Motors.

Verint Systems missed quarterly earnings with worse than consensus expected gross margins through most of the Reporting Period. In its third fiscal quarter, the company also guided its full year expectations down due to several large enterprise software deals that had been difficult to close. In its fourth fiscal quarter, the company again lowered its full year guidance due to underperformance in security intelligence and to emerging market headwinds. At the end of the Reporting Period, we remained positive on the company’s leverage to cyber-security demand and considered its valuation attractive on an enterprise value to cash flow basis. In our view, modest economic improvement could lead to higher earnings, and thus we added to the Fund’s position on weakness.

Shares of Pebblebrook Hotel Trust performed poorly due to concerns about corporate demand trends in San Francisco and new supply in New York City, two of the company’s larger markets. Additionally, investors were cautious on the strong U.S. dollar’s potential impact on international tourism as well as on the company’s progress with several of its renovation projects. Because shares of Pebblebrook Hotel Trust were

33

PORTFOLIO RESULTS

trading at a discount to net asset value, the company announced during the second half of the Reporting Period that it would seek to sell a large portion of its portfolio. While investors were initially positive on this plan, some became concerned about the timing and execution of the New York City asset sales given more difficult fundamentals in that market, thus further pressuring its share price. Despite what we expect to be short-term weakness, we remained constructive at the end of the Reporting Period on Pebblebrook Hotel Trust’s potential for both margin expansion and earnings growth in the years ahead. We also remained positive on the company’s potentially favorable geographic exposure and its management’s track record of accretive capital allocation.

Shares of Lithia Motors declined primarily over concerns that the auto cycle had peaked and sales across the industry would decline. There was also concern about Lithia Motor’s exposure to consumers in energy-dependent end-markets. We added to the Fund’s position in the stock on weakness after the company reported disappointing earnings due to margin pressure following its acquisition of DCH Auto Group. We believe the issues were transitory and the deal should ultimately be accretive. In our view, the company is supported by a strong balance sheet and management team. We believe there may well be significant opportunities for mergers and acquisitions going forward, as the auto dealer market is highly fragmented.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center property REIT CyrusOne, semiconductor device manufacturer Intersil and specialty apparel retailer Burlington Stores.

CyrusOne reported solid fourth quarter 2015 earnings and issued strong 2016 guidance. The company subsequently announced plans to acquire a data center facility from CME Group, which we believe will be accretive to shareholder value. In addition, investors were constructive on the company’s description of a five-year plan to double both revenue and earnings before interest, taxes, depreciation and amortization. In May 2016, CyrusOne reported revenue and funds from operations ahead of consensus estimates for the first quarter of 2016 and raised its bottom-end of full year guidance range. In the second quarter of 2016, CyrusOne again delivered revenue and funds from operations ahead of consensus estimates and signed a record number of new leases, primarily for projects expected to be completed in late 2016 and early 2017. At the end of the Reporting Period, we believed CyrusOne was well positioned to serve the data storage needs of enterprise customers, and as a result, we expected the company to benefit from ongoing demand growth. Additionally, we viewed the strength of CyrusOne’s sales force as a meaningful competitive advantage, and we remained encouraged by the company’s opportunity to increasingly provide its services to small and mid-size customers. Finally, we believed the stock continued to present a compelling risk/reward opportunity given what we viewed as its attractive valuation and prospects for future growth.

Shares of Intersil rose sharply after it was announced that a Japanese automotive chip manufacturer was in the final stages of talks to acquire the company for approximately $3 billion, which was a more than 40% premium to its previous close at the time of the offer. At the time of the Fund’s purchase of Intersil stock, we had believed the company was under-earning relative to other analog semiconductor companies and that its valuation was attractive on a free cash flow basis. The stock also paid a healthy 4% dividend. At the end of the Reporting Period, we remained positive on Intersil’s management team, as it had improved operating margins and delivered successful new product launches.

In general, off-price retail performed well during the Reporting Period due to better merchandise selection from big retailers, as their inventory channels were rather full due to port strikes, bad weather and reduced spending from foreign tourists. After unusually warm winter weather, investor expectations for coat sales, which is Burlington Stores’ specialty, significantly declined, which pressured its stock price. However, the stock subsequently rebounded after company management released fourth quarter 2015 guidance, which was better than investors expected, in January 2016. The stock rallied further in May 2016 after the company reported first quarter 2016 results that exceeded top and bottom line estimates. Same-store sales and margins both grew more than consensus expectations. Also, inventories fell, an important metric as retail companies struggled to turn over excess inventories left from the warm winter. Same-store sales beat estimates handily again in the second quarter of 2016 and inventories declined substantially, driving further gains. Margins also improved more than the market expected during the second quarter of 2016, meaning the company did not sacrifice profitability to drive revenue or earnings. At the end of the Reporting Period, we remained constructive on Burlington Stores given what we saw as the company’s potential for profitable share gains and margin expansion. In addition, we were positive on Burlington Stores’ opportunities to reduce inventory levels and improve merchandise offerings.

34

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Care Capital Properties, a health care REIT with a focus on skilled nursing facilities, which was spun off from Ventas in August 2015. We believe Care Capital Properties has a superior portfolio of properties supported by a high quality management team and a strong balance sheet. Additionally, trends pointing to an aging U.S. demographic could be a tailwind.

We established a Fund position in XPO Logistics, a transportation and logistics services provider primarily because we have conviction in its management team. Our research indicates that its Chief Executive Officer has generated value over time with different companies. Also, XPO Logistics recently made an acquisition of a company with a poor track record, and we believe XPO Logistics can reap synergies by improving operations of the acquired company. We further believe free cash flow generation may improve and enable the company to better the quality of its balance sheet.

We purchased shares of Post Properties, a company that primarily owns and operates upscale apartment communities in Atlanta, Washington D.C., Dallas and other markets across the Southeastern U.S. We believe Post Properties has further upside potential given what we consider to be its attractive valuation relative to its high quality portfolio of properties and strong balance sheet, attributes we believe could also make the company a potential acquisition candidate. Additionally, the company’s exposure to growing demand from improving job growth in the Southeastern U.S. and Texas markets could be another positive.

Conversely, we exited the Fund’s position in Strategic Hotels & Resorts, an owner of luxury hotels across North America and Europe. We believed the company would be a beneficiary of high investor demand for luxury hotels and limited new supply in the industry. Additionally, we were optimistic on the company’s opportunity to benefit from improving trends in group travel. At the beginning of September 2015, its shares rose following the announcement that Blackstone Group L.P. had agreed to acquire Strategic Hotels & Resorts. Following the stock’s substantial gains and as shares reached our price target, we exited the position in favor of opportunities where we saw more attractive risk-adjusted return potential.

We eliminated the Fund’s position in Carter’s, which specializes in making clothes for infants and toddlers ages newborn to three years old. We became increasingly concerned about the potential impact of the Zika virus and its effect on sentiment. In our view, the perceived risk of obtaining the virus could impact people’s willingness to have children in the near to medium term, which could result in an unanticipated demand shortfall for Carter’s products. Given the potential future headwinds and strong relative performance, we exited the position in favor of names where we saw greater risk-adjusted return potential.

We sold the Fund’s position in American Equity Investment Life Holding, an insurance company. Its shares fell in January 2016 due largely to investor concern over energy investments in its portfolio and the potential impact of Department of Labor (“DOL”) rulings. Its shares subsequently plummeted further after it was announced the DOL ruling would include indexed annuities, the company’s main product, not just variable annuities. We originally thought such concerns were overdone relative to the value of the portfolios. However, our thesis was invalidated by the specifics of the DOL ruling, and so we exited the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy, financials, information technology and utilities increased and its allocations compared to the Russell Index in consumer discretionary and health care decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund was overweighted in materials and information technology and underweighted in financials and consumer discretionary relative to the Russell Index. The Fund was rather neutrally weighted to the other sectors in the Russell Index at the end of August 2016, with the exception of telecommunication services to which the Fund had no exposure at all at the end of the Reporting Period.

35

FUND BASICS

Small Cap Value Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	11.22%	13.76%
Class C	10.40	13.76
Institutional	11.66	13.76
Service	11.11	13.76
Class IR	11.50	13.76
Class R	10.96	13.76
Class R6	11.68	13.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.63%	8.59%	6.96%	10.06%	10/22/92
Class C	-4.99	9.01	6.77	8.06	8/15/97
Institutional	-2.92	10.26	8.00	9.32	8/15/97
Service	-3.41	9.71	7.47	8.78	8/15/97
Class IR	-3.09	10.10	N/A	8.44	11/30/07
Class R	-3.56	9.55	N/A	7.91	11/30/07
Class R6	N/A	N/A	N/A	-1.44	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.39%
Class C	2.09	2.14
Institutional	0.94	0.99
Service	1.44	1.49
Class IR	1.09	1.14
Class R	1.59	1.64
Class R6	0.92	0.97

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

37

FUND BASICS

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Pebblebrook Hotel Trust	1.3%	Equity Real Estate Investment Trusts (REITs)
Webster Financial Corp.	1.1	Banks
Chesapeake Lodging Trust	1.1	Equity Real Estate Investment Trusts (REITs)
CyrusOne, Inc.	1.0	Equity Real Estate Investment Trusts (REITs)
Intersil Corp. Class A	1.0	Semiconductors & Semiconductor Equipment
Burlington Stores, Inc.	1.0	Specialty Retail
Spectrum Brands Holdings, Inc.	1.0	Household Products
PrivateBancorp, Inc.	1.0	Banks
Acadia Realty Trust	1.0	Equity Real Estate Investment Trusts (REITs)
TreeHouse Foods, Inc.	0.9	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

38

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

39

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on September 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2006 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	11.22%	13.78%	8.16%	10.56%
Including sales charges	5.12%	12.50%	7.55%	10.30%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.40%	12.93%	7.36%	8.37%
Including contingent deferred sales charges	9.34%	12.93%	7.36%	8.37%

Institutional Class (Commenced August 15, 1997)	11.66%	14.24%	8.60%	9.63%

Service Class (Commenced August 15, 1997)	11.11%	13.66%	8.07%	10.48%

Class IR (Commenced November 30, 2007)	11.50%	14.07%	N/A	9.13%

Class R (Commenced November 30, 2007)	10.96%	13.50%	N/A	8.60%

Class R6 (Commenced July 31, 2015)	11.68%	N/A	N/A	5.17%

40

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2016, the capitalization range of the companies in these indices was between $32.19 million and $28.19 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 7.49%, 6.71%, 7.96%, 7.81%, 7.24% and 7.98%, respectively. These returns compare to the 12.75% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solidly positive absolute returns, but both stock selection and sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, materials and information technology, wherein stock selection proved challenging. Having an allocation to cash during a period when the Russell Index rallied also hurt. Effective stock selection in the energy, consumer discretionary and industrials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in application software provider Verint Systems, hotel property real estate investment trust (“REIT”) Pebblebrook Hotel Trust and specialized manufacturer of engineered technology Esterline Technologies.

Verint Systems missed quarterly earnings with worse than consensus expected gross margins through most of the Reporting Period. In its third fiscal quarter, the company also guided its full year expectations down due to several large enterprise software deals that had been difficult to close. In its fourth fiscal quarter, the company again lowered its full year guidance due to underperformance in security intelligence and to emerging market headwinds. At the end of the Reporting Period, we remained positive on the company’s leverage to cyber-security demand and considered its valuation attractive on an enterprise value to cash flow basis. In our view, modest economic improvement could lead to higher earnings, and thus we added to the Fund’s position on weakness.

Shares of Pebblebrook Hotel Trust performed poorly due to concerns about corporate demand trends in San Francisco

41

PORTFOLIO RESULTS

and new supply in New York City, two of the company’s larger markets. Additionally, investors were cautious on the strong U.S. dollar’s potential impact on international tourism as well as on the company’s progress with several of its renovation projects. Because shares of Pebblebrook Hotel Trust were trading at a discount to net asset value, the company announced during the second half of the Reporting Period that it would seek to sell a large portion of its portfolio. While investors were initially positive on this plan, some became concerned about the timing and execution of the New York City asset sales given more difficult fundamentals in that market, thus further pressuring its share price. Despite what we expect to be short-term weakness, we remained constructive at the end of the Reporting Period on Pebblebrook Hotel Trust’s potential for both margin expansion and earnings growth in the years ahead. We also remained positive on the company’s potentially favorable geographic exposure and its management’s track record of accretive capital allocation.

Esterline Technologies primarily serves the aerospace and defense markets. Its shares declined after first quarter 2016 earnings were reported well below consensus estimates driven by worse than expected revenue and margin weakness. The sales shortfall was driven by lower end-market demand, shipment and production delays, foreign exchange headwinds and order cancellations. As a result, management lowered full-year expectations, with the anticipated earnings reduction the result of a lower sales forecast, a lower margin assumption and a more conservative outlook in terms of execution. Despite this weakness, we believed at the end of the Reporting Period that the company’s performance could improve should benefits from its cost restructuring program be realized and as the company integrates its acquisition of Barco, which should expand its display technology offerings. We further believed its shares were attractively valued at the end of the Reporting Period given the opportunities to expand margins and build shareholder value.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty apparel retailer Burlington Stores, a specialty apparel retailer; Highwoods Properties, a REIT primarily focused on office space; and Xylem, a water technology company.

In general, off-price retail performed well during the Reporting Period due to better merchandise selection from big retailers, as their inventory channels were rather full due to port strikes, bad weather and reduced spending from foreign tourists. After unusually warm winter weather, investor expectations for coat sales, which is Burlington Stores’ specialty, significantly declined, which pressured its stock price. However, the stock subsequently rebounded after company management released fourth quarter 2015 guidance, which was better than investors expected in January 2016. The stock rallied further in May 2016 after the company reported first quarter 2016 results that exceeded top and bottom line estimates. Same-store sales and margins both grew more than consensus expectations. Also, inventories fell, an important metric as retail companies struggled to turn over excess inventories left from the warm winter. Same-store sales beat estimates handily again in the second quarter of 2016 and inventories declined substantially, driving further gains. Margins also improved more than the market expected during the second quarter of 2016, meaning the company did not sacrifice profitability to drive revenue or earnings. At the end of the Reporting Period, we remained constructive on Burlington Stores given what we see as the company’s potential for profitable share gains and margin expansion. In addition, we were positive on Burlington Stores’ opportunities to reduce inventory levels and improve merchandise offerings.

Shares of Highwoods Properties appreciated during the Reporting Period, as the company consistently reported strong earnings supported by occupancy increases and better than expected lease renewals. At the end of the Reporting Period, we remained positive on Highwoods Properties given the REIT’s exposure to the fast-growing southeastern U.S. and the region’s favorable supply and demand dynamics. The company also has no exposure to the Houston area, which has been getting hit by oil weakness. Additionally, we believe the company has one of the most high quality management teams in the industry.

Xylem’s stock reacted positive to news in August 2016 that the company would acquire Sensus, a provider of data analytics and other technologies for the water, electric and gas industries. The transaction is expected to be accretive to Xylem’s earnings in 2017, and Xylem expects to realize at least $50 million in annual cost synergies within three years of closing, with significant revenue synergy potential as well. We believe Xylem’s strong internal execution drove its market share gains and margin expansion, each at a consistently better than expected rate.

42

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Waste Connections, a waste management company. We believe Waste Connections has an experienced management team with an operational focus and a history of accretive capital allocation decisions, including its recent acquisition of Progressive Waste Solutions. Additionally, we believe the company is well positioned to benefit from a favorable backdrop due to the waste management industry’s high correlation with housing formation. While housing formation has been growing at a healthy pace, it remains below long-term averages, leaving room in our view, for incremental demand.

We established a Fund position in Mid-America Apartment Communities, an owner and operator of apartments across the Sunbelt region. We are positive on Mid-America’s geographical exposure and presence in suburban markets, which we view as less susceptible to the potential threat of new supply. Over the long term, we believe this dynamic could allow for stronger pricing power and more stable rent growth. Further, we believe Mid-America Apartment Communities has a high quality management team with a strong track record of execution.

We established a Fund position in Arch Capital Group, a Bermuda-based insurance and reinsurance company with what we view as an impressive history of underwriting discipline and a deep management bench. We like the company’s conservative balance sheet and risk-focused, but opportunistic, approach to managing a diversified platform of specialty lines across cycles. We are also optimistic about its entry into mortgage insurance, where we believe its strong balance sheet and investment grade credit rating should give it an advantage relative to competitors over time.

Conversely, we had started a Fund position in Martin Marietta Materials, a supplier of construction aggregates and heavy building materials, because we believed it was a high quality company with the ability to expand its margins, both in its core business and as the company integrated recent acquisitions. However, we became increasingly concerned about the company’s exposure to end-markets in Texas and other energy- sensitive areas that have been negatively impacted by weak commodity prices. Strict to our sell discipline, we sold the stock in favor of higher conviction names.

We sold the Fund’s position in Towers Watson, a global advisory, broking and solutions company, during the Reporting Period. We had originally initiated the position in the company because we believed the proposed merger between Willis and Towers Watson would generate significant synergies, which were not being fully appreciated by the market at the time. As our investment thesis played out and the company’s market capitalization appreciation, we exited the position in favor of opportunities where we saw what we considered to be more attractive risk-adjusted return potential.

We exited the Fund’s position in Strategic Hotels & Resorts, an owner of luxury hotels across North America and Europe. We believed the company would be a beneficiary of high investor demand for luxury hotels and limited new supply in the industry. Additionally, we were optimistic on the company’s opportunity to benefit from improving trends in group travel. At the beginning of September 2015, its shares rose following the announcement that Blackstone Group L.P. had agreed to acquire Strategic Hotels & Resorts. Following the stock’s substantial gains and as shares reached our price target, we exited the position in favor of opportunities where we saw more attractive risk-adjusted return potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy increased and its allocations compared to the Russell Index in consumer discretionary and industrials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2016?

A	At the end of August 2016, the Fund was overweighted in the materials and information technology sectors relative to the Russell Index. On the same date, the Fund had an underweighted position compared to the Russell Index in financials and was rather neutrally weighted to the Russell Index in the remaining sectors of the Russell Index. The Fund had no allocation to telecommunication services at the end of the Reporting Period.

43

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015–August 31, 2016	Fund Total Return (based on NAV)[1]	Russell 2500 Value Index[2]
Class A	7.49%	12.75%
Class C	6.71	12.75
Institutional	7.96	12.75
Class IR	7.81	12.75
Class R	7.24	12.75
Class R6	7.98	12.75

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Since Inception	Inception Date
Class A	-9.13%	1.20%	1/31/14
Class C	-5.51	2.87	1/31/14
Institutional	-3.42	4.08	1/31/14
Class IR	-3.59	3.86	1/31/14
Class R	-4.08	3.35	1/31/14
Class R6	N/A	-2.98	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	3.15%
Class C	1.99	3.94
Institutional	0.84	2.60
Class IR	0.99	2.74
Class R	1.49	3.04
Class R6	0.82	2.58

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/16[5]
Holding	% of Net Assets	Line of Business
Brixmor Property Group, Inc.	1.8	Equity Real Estate Investment Trusts (REITs)
Waste Connections, Inc.	1.5	Commercial Services & Supplies
Post Properties, Inc.	1.5	Equity Real Estate Investment Trusts (REITs)
Starwood Property Trust, Inc.	1.4	Mortgage Real Estate Investment Trusts (REITs)
Mid-America Apartment Communities, Inc.	1.3	Equity Real Estate Investment Trusts (REITs)
Atmos Energy Corp.	1.2	Gas Utilities
Burlington Stores, Inc.	1.2	Specialty Retail
Pebblebrook Hotel Trust	1.2	Equity Real Estate Investment Trusts (REITs)
Highwoods Properties, Inc.	1.1	Equity Real Estate Investment Trusts (REITs)
Federal Realty Investment Trust	1.1	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

45

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

46

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	7.49%	5.34%
Including sales charges	1.58%	3.07%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	6.71%	4.61%
Including contingent deferred sales charges	5.71%	4.61%

Institutional Class (Commenced January 31, 2014)	7.96%	5.87%

Class IR (Commenced January 31, 2014)	7.81%	5.64%

Class R (Commenced January 31, 2014)	7.24%	5.12%

Class R6 (Commenced July 31, 2015)	7.98%	1.91%

47

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 95.2%
Aerospace & Defense – 3.4%
1,080	United Technologies Corp.	$114,944

Banks – 13.2%
10,777	Bank of America Corp.	173,941
1,495	JPMorgan Chase & Co.	100,913
3,218	Wells Fargo & Co.	163,474

		438,328

Biotechnology* – 3.4%
1,066	Celgene Corp.	113,785

Capital Markets – 4.4%
4,617	Morgan Stanley	148,021

Consumer Finance – 3.4%
1,725	American Express Co.	113,125

Diversified Telecommunication Services – 4.9%
3,103	Verizon Communications, Inc.	162,380

Electric Utilities – 2.8%
2,829	FirstEnergy Corp.	92,593

Electronic Equipment, Instruments & Components – 3.2%
4,688	Corning, Inc.	106,371

Energy Equipment & Services – 1.4%
951	Baker Hughes, Inc.	46,723

Food & Staples Retailing – 4.1%
915	Wal-Mart Stores, Inc.	65,368
2,290	Whole Foods Market, Inc.	69,570

		134,938

Health Care Equipment & Supplies – 2.9%
2,264	Abbott Laboratories	95,133

Household Durables – 2.4%
1,499	Newell Brands, Inc.	79,567

Household Products – 3.0%
1,161	The Procter & Gamble Co.	101,367

Industrial Conglomerates – 5.0%
5,330	General Electric Co.	166,509

Insurance – 2.7%
2,042	MetLife, Inc.	88,623

Internet & Direct Marketing Retail – 2.4%
735	Expedia, Inc.	80,203

Internet Software & Services* – 7.7%
172	Alphabet, Inc. Class A	135,854
3,726	eBay, Inc.	119,828

		255,682

Media* – 3.3%
2,216	DISH Network Corp. Class A	111,310

Oil, Gas & Consumable Fuels – 6.9%
641	Chevron Corp.	64,472

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
2,538	ConocoPhillips	$104,185
4,397	Southwestern Energy Co.*	61,162

		229,819

Pharmaceuticals – 8.2%
353	Allergan PLC*	82,793
1,040	Eli Lilly & Co.	80,860
3,123	Pfizer, Inc.	108,680

		272,333

Specialty Retail – 2.4%
1,541	Williams-Sonoma, Inc.	81,118

Technology Hardware, Storage & Peripherals – 4.1%
1,290	Apple, Inc.	136,869

TOTAL COMMON STOCKS
(Cost $2,942,236)		$3,169,741

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
98,592	0.270%	$98,592
(Cost $98,592)

TOTAL INVESTMENTS – 98.2%
(Cost $3,040,828)		$3,268,333

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		61,502

NET ASSETS – 100.0%		$3,329,835

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – 94.9%
Aerospace & Defense – 1.3%
52,371	United Technologies Corp.	$5,573,846

Air Freight & Logistics – 1.9%
71,159	United Parcel Service, Inc. Class B	7,771,986

Banks – 14.5%
741,700	Bank of America Corp.	11,971,038
174,658	BB&T Corp.	6,724,333
87,456	Citigroup, Inc.	4,175,149
189,351	JPMorgan Chase & Co.	12,781,193
347,158	Regions Financial Corp.	3,461,165
420,059	Wells Fargo & Co.	21,338,997

		60,451,875

Capital Markets – 1.9%
133,236	AllianceBernstein Holding LP	2,916,536
151,749	Morgan Stanley	4,865,073

		7,781,609

Chemicals – 1.9%
110,813	E.I. du Pont de Nemours & Co.	7,712,585

Communications Equipment – 2.8%
367,506	Cisco Systems, Inc.	11,554,389

Consumer Finance – 2.8%
111,182	American Express Co.	7,291,316
63,584	Capital One Financial Corp.	4,552,614

		11,843,930

Diversified Telecommunication Services – 4.0%
321,149	Verizon Communications, Inc.	16,805,727

Electric Utilities – 6.0%
61,916	Duke Energy Corp.	4,932,229
120,693	FirstEnergy Corp.	3,950,282
28,096	NextEra Energy, Inc.	3,397,930
88,743	PG&E Corp.	5,496,741
60,020	Pinnacle West Capital Corp.	4,503,901
75,847	PPL Corp.	2,637,959

		24,919,042

Energy Equipment & Services – 1.2%
61,544	Baker Hughes, Inc.	3,023,657
26,531	Schlumberger Ltd.	2,095,949

		5,119,606

Equity Real Estate Investment Trusts (REITs) – 0.8%
151,455	RLJ Lodging Trust	3,534,960

Food & Staples Retailing – 3.4%
113,504	Wal-Mart Stores, Inc.	8,108,726
203,966	Whole Foods Market, Inc.	6,196,487

		14,305,213

Food Products – 1.1%
99,897	Mondelez International, Inc. Class A	4,497,363

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.1%
203,394	Abbott Laboratories	$8,546,616

Household Durables – 1.0%
77,584	Newell Brands, Inc.	4,118,159

Household Products – 3.0%
143,807	The Procter & Gamble Co.	12,555,789

Independent Power and Renewable Electricity Producers – 0.4%
146,720	NRG Energy, Inc.	1,776,779

Industrial Conglomerates – 4.0%
532,142	General Electric Co.	16,624,116

Insurance – 4.2%
90,968	Lincoln National Corp.	4,369,193
126,554	MetLife, Inc.	5,492,444
128,572	The Hartford Financial Services Group, Inc.	5,280,452
63,696	XL Group Ltd.	2,180,314

		17,322,403

Leisure Products – 0.8%
95,976	Mattel, Inc.	3,179,685

Media – 3.4%
68,565	Comcast Corp. Class A	4,474,552
78,293	DISH Network Corp. Class A*	3,932,657
138,596	Viacom, Inc. Class B	5,590,963

		13,998,172

Oil, Gas & Consumable Fuels – 9.7%
47,893	Apache Corp.	2,380,282
233,122	BP PLC ADR	7,893,511
85,861	Chevron Corp.	8,635,900
196,446	ConocoPhillips	8,064,108
153,816	Exxon Mobil Corp.	13,403,526

		40,377,327

Pharmaceuticals – 10.4%
65,286	Eli Lilly & Co.	5,075,987
108,575	Johnson & Johnson	12,957,340
89,275	Merck & Co., Inc.	5,605,577
557,834	Pfizer, Inc.	19,412,623

		43,051,527

Road & Rail – 1.5%
63,272	Union Pacific Corp.	6,044,374

Semiconductors & Semiconductor Equipment – 3.4%
145,696	Intel Corp.	5,229,029
118,109	Maxim Integrated Products, Inc.	4,809,399
61,978	QUALCOMM, Inc.	3,908,952

		13,947,380

Software – 3.5%
173,039	Microsoft Corp.	9,942,821
115,998	Oracle Corp.	4,781,437

		14,724,258

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 1.2%
96,335	Williams-Sonoma, Inc.	$5,071,074

Technology Hardware, Storage & Peripherals – 1.1%
42,512	Apple, Inc.	4,510,523

Tobacco – 1.6%
97,765	Altria Group, Inc.	6,461,289

TOTAL COMMON STOCKS
(Cost $353,790,474)		$394,181,602

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 4.0%
Repurchase Agreements – 4.0%
Joint Repurchase Agreement Account II
$16,400,000	0.334%	09/01/16	$16,400,000
(Cost $16,400,000)

TOTAL INVESTMENTS – 98.9%
(Cost $370,190,474)			$410,581,602

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			4,754,579

NET ASSETS – 100.0%			$415,336,181

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on page 63.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 97.0%
Aerospace & Defense – 2.3%
273,500	United Technologies Corp.	$29,108,605

Banks – 14.8%
3,660,500	Bank of America Corp.	59,080,470
336,204	Citigroup, Inc.	16,050,379
584,475	JPMorgan Chase & Co.	39,452,062
1,072,348	Regions Financial Corp.	10,691,310
1,258,465	Wells Fargo & Co.	63,930,022

		189,204,243

Biotechnology* – 2.8%
30,972	Biogen, Inc.	9,465,972
114,802	Celgene Corp.	12,253,966
144,594	Vertex Pharmaceuticals, Inc.	13,665,579

		35,385,517

Capital Markets – 1.7%
660,699	Morgan Stanley	21,182,010

Chemicals – 1.8%
331,011	E.I. du Pont de Nemours & Co.	23,038,366

Communications Equipment – 1.8%
729,091	Cisco Systems, Inc.	22,922,621

Consumer Finance – 3.1%
341,469	American Express Co.	22,393,537
249,690	Capital One Financial Corp.	17,877,804

		40,271,341

Containers & Packaging – 0.8%
125,340	Ball Corp.	9,925,675

Diversified Telecommunication Services – 4.0%
975,857	Verizon Communications, Inc.	51,066,597

Electric Utilities – 4.7%
185,353	Duke Energy Corp.	14,765,220
234,206	FirstEnergy Corp.	7,665,562
153,003	NextEra Energy, Inc.	18,504,183
320,032	PG&E Corp.	19,822,782

		60,757,747

Electronic Equipment, Instruments & Components – 1.3%
428,323	Corning, Inc.	9,718,649
103,572	TE Connectivity Ltd.	6,584,072

		16,302,721

Energy Equipment & Services – 1.5%
123,946	Baker Hughes, Inc.	6,089,467
380,764	National Oilwell Varco, Inc.	12,770,825

		18,860,292

Equity Real Estate Investment Trusts (REITs) – 1.4%
48,402	AvalonBay Communities, Inc.	8,470,834
96,155	Vornado Realty Trust	9,933,773

		18,404,607

Common Stocks – (continued)
Food & Staples Retailing – 2.2%
260,667	Wal-Mart Stores, Inc.	18,622,050
324,115	Whole Foods Market, Inc.	9,846,614

		28,468,664

Food Products – 0.6%
178,907	Mondelez International, Inc. Class A	8,054,393

Health Care Equipment & Supplies – 2.7%
629,416	Abbott Laboratories	26,448,060
98,496	Medtronic PLC	8,572,107

		35,020,167

Health Care Providers & Services – 1.3%
83,144	Aetna, Inc.	9,737,825
38,363	Humana, Inc.	6,855,852

		16,593,677

Household Durables – 1.0%
243,638	Newell Brands, Inc.	12,932,305

Household Products – 3.6%
78,719	Kimberly-Clark Corp.	10,080,755
414,634	The Procter & Gamble Co.	36,201,695

		46,282,450

Industrial Conglomerates – 4.5%
1,849,963	General Electric Co.	57,792,844

Insurance – 4.9%
285,585	Lincoln National Corp.	13,716,647
448,650	MetLife, Inc.	19,471,410
395,508	The Hartford Financial Services Group, Inc.	16,243,514
383,707	XL Group Ltd.	13,134,291

		62,565,862

Internet & Direct Marketing Retail – 0.7%
88,088	Expedia, Inc.	9,612,163

Internet Software & Services* – 3.0%
26,544	Alphabet, Inc. Class A	20,965,779
526,914	eBay, Inc.	16,945,554

		37,911,333

Leisure Products – 0.8%
295,696	Mattel, Inc.	9,796,408

Media – 2.1%
115,100	Comcast Corp. Class A	7,511,426
276,081	DISH Network Corp. Class A*	13,867,548
125,629	Viacom, Inc. Class B	5,067,874

		26,446,848

Metals & Mining – 0.5%
648,800	Freeport-McMoRan, Inc.	6,676,152

Oil, Gas & Consumable Fuels – 9.8%
147,810	Apache Corp.	7,346,157

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
569,174	BP PLC ADR	$19,272,231
241,731	Chevron Corp.	24,313,304
591,234	ConocoPhillips	24,270,156
416,527	Exxon Mobil Corp.	36,296,163
1,037,529	Southwestern Energy Co.*	14,432,028

		125,930,039

Pharmaceuticals – 8.0%
112,541	Allergan PLC*	26,395,366
227,693	Johnson & Johnson	27,172,883
325,650	Merck & Co., Inc.	20,447,563
821,392	Pfizer, Inc.	28,584,442

		102,600,254

Road & Rail – 1.6%
220,023	Union Pacific Corp.	21,018,797

Semiconductors & Semiconductor Equipment – 1.4%
286,536	QUALCOMM, Inc.	18,071,825

Software – 3.3%
123,608	Microsoft Corp.	7,102,516
469,192	Oracle Corp.	19,340,094
647,449	Symantec Corp.	15,622,944

		42,065,554

Technology Hardware, Storage & Peripherals – 1.5%
182,681	Apple, Inc.	19,382,454

Textiles, Apparel & Luxury Goods – 0.7%
149,372	VF Corp.	9,268,533

Tobacco – 0.8%
198,555	Reynolds American, Inc.	9,842,372

TOTAL COMMON STOCKS
(Cost $1,081,450,141)		$1,242,763,436

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,290,933	0.270%	$6,290,933
(Cost $6,290,933)

TOTAL INVESTMENTS – 97.5%
(Cost $1,087,741,074)		$1,249,054,369

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		31,792,699

NET ASSETS – 100.0%		$1,280,847,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
PLC	—Public Limited Company

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 96.8%
Aerospace & Defense – 2.4%
297,415	L-3 Communications Holdings, Inc.	$44,261,300
499,420	Orbital ATK, Inc.	37,671,251
1,478,888	Textron, Inc.	60,412,575

		142,345,126

Airlines* – 0.8%
3,001,432	JetBlue Airways Corp.	47,872,840

Auto Components – 0.7%
608,472	Delphi Automotive PLC	42,994,632

Banks – 5.7%
4,734,078	Citizens Financial Group, Inc.	117,263,112
1,388,844	Comerica, Inc.	65,678,433
12,073,942	Huntington Bancshares, Inc.	120,860,159
297,415	Signature Bank*	36,287,604

		340,089,308

Beverages – 1.2%
687,601	Molson Coors Brewing Co. Class B	70,355,334

Biotechnology* – 1.0%
193,821	BioMarin Pharmaceutical, Inc.	18,197,854
452,626	Vertex Pharmaceuticals, Inc.	42,777,683

		60,975,537

Building Products – 0.8%
709,430	Fortune Brands Home & Security, Inc.	45,091,371

Capital Markets – 1.1%
1,129,631	Raymond James Financial, Inc.	65,710,635

Chemicals – 1.8%
1,124,173	Axalta Coating Systems Ltd.*	32,173,831
1,156,917	Celanese Corp. Series A	74,540,163

		106,713,994

Commercial Services & Supplies* – 1.2%
938,630	Waste Connections, Inc.	71,739,491

Communications Equipment – 2.0%
5,748,968	Brocade Communications Systems, Inc.	51,625,733
242,844	F5 Networks, Inc.*	29,804,244
4,783,191	Viavi Solutions, Inc.*	37,213,226

		118,643,203

Construction Materials – 1.3%
424,093	Martin Marietta Materials, Inc.	77,621,742

Consumer Finance – 3.1%
9,602,829	SLM Corp.*	71,204,977
4,068,304	Synchrony Financial	113,220,900

		184,425,877

Common Stocks – (continued)
Containers & Packaging – 1.1%
1,199,050	Bemis Co., Inc.	63,070,030

Diversified Financial Services – 0.5%
1,000,469	Voya Financial, Inc.	29,253,714

Diversified Telecommunication Services* – 1.1%
1,298,353	Level 3 Communications, Inc.	64,437,259

Electric Utilities – 4.7%
1,656,245	FirstEnergy Corp.	54,208,899
1,042,316	PG&E Corp.	64,561,053
562,087	Pinnacle West Capital Corp.	42,179,008
1,260,601	PPL Corp.	43,843,703
1,828,145	Xcel Energy, Inc.	75,612,077

		280,404,740

Electrical Equipment – 1.5%
1,189,658	AMETEK, Inc.	57,995,827
289,229	Hubbell, Inc.	31,326,393

		89,322,220

Electronic Equipment, Instruments & Components – 0.4%
1,135,088	Corning, Inc.	25,755,147

Energy Equipment & Services – 1.2%
643,945	Baker Hughes, Inc.	31,637,018
1,339,730	FMC Technologies, Inc.*	37,780,386

		69,417,404

Equity Real Estate Investment Trusts (REITs) – 11.9%
4,584,006	Brixmor Property Group, Inc.	130,919,211
5,468,063	DDR Corp.	103,401,071
379,272	Federal Realty Investment Trust	60,304,248
581,186	Mid-America Apartment Communities, Inc.	54,625,672
450,215	Post Properties, Inc.	29,840,250
3,034,175	RLJ Lodging Trust	70,817,645
774,318	Taubman Centers, Inc.	60,141,279
987,744	Ventas, Inc.	71,779,357
1,233,315	Vornado Realty Trust	127,413,773

		709,242,506

Food & Staples Retailing – 0.6%
1,238,774	Whole Foods Market, Inc.	37,633,954

Food Products – 1.3%
1,680,802	ConAgra Foods, Inc.	78,342,181

Gas Utilities – 0.6%
466,587	Atmos Energy Corp.	34,387,462

Health Care Equipment & Supplies – 1.6%
733,987	Zimmer Biomet Holdings, Inc.	95,132,055

Health Care Providers & Services* – 2.8%
1,312,515	Centene Corp.	89,631,649
548,444	Laboratory Corp. of America Holdings	75,098,437

		164,730,086

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure* – 0.3%
744,900	MGM Resorts International	$17,795,661

Insurance – 6.4%
1,214,216	Arthur J. Gallagher & Co.	59,994,413
886,787	Endurance Specialty Holdings Ltd.	58,394,924
1,156,917	Lincoln National Corp.	55,566,723
1,871,551	The Hartford Financial Services Group, Inc.	76,864,600
1,262,252	W.R. Berkley Corp.	74,939,901
1,710,817	XL Group Ltd.	58,561,266

		384,321,827

Internet & Direct Marketing Retail – 2.1%
744,901	Expedia, Inc.	81,283,597
2,122,831	Liberty Interactive Corp. QVC Group Class A*	44,855,419

		126,139,016

Internet Software & Services – 1.1%
1,096,350	IAC/InterActiveCorp.	64,366,709

IT Services – 1.0%
761,273	Fidelity National Information Services, Inc.	60,391,787

Leisure Products – 0.4%
712,159	Mattel, Inc.	23,593,828

Machinery – 4.5%
1,293,345	Ingersoll-Rand PLC	87,934,527
1,503,946	Pentair PLC	96,327,741
695,787	Stanley Black & Decker, Inc.	86,103,641

		270,365,909

Media – 2.0%
1,129,631	DISH Network Corp. Class A*	56,741,365
840,402	Liberty SiriusXM Group Class C*	27,926,558
864,958	Viacom, Inc. Class B	34,892,406

		119,560,329

Metals & Mining – 1.7%
5,023,305	Freeport-McMoRan, Inc.	51,689,809
1,361,559	Newmont Mining Corp.	52,066,016

		103,755,825

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
5,967,393	MFA Financial, Inc.	46,068,274
2,302,918	Starwood Property Trust, Inc.	52,736,822
2,857,968	Two Harbors Investment Corp.	25,435,915

		124,241,011

Multi-Utilities – 3.4%
1,039,588	CMS Energy Corp.	43,631,508
818,573	SCANA Corp.	57,832,183
944,087	Sempra Energy	98,779,823

		200,243,514

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 8.8%
1,011,850	Anadarko Petroleum Corp.	54,103,619
2,432,801	Antero Resources Corp.*	62,182,394
1,476,159	Cabot Oil & Gas Corp.	36,357,796
521,159	Cimarex Energy Co.	68,886,797
1,678,073	Devon Energy Corp.	72,710,903
6,166,578	Encana Corp.	58,829,154
1,135,088	Gulfport Energy Corp.*	32,463,517
1,435,230	Newfield Exploration Co.*	62,231,573
444,758	Pioneer Natural Resources Co.	79,633,920

		527,399,673

Personal Products* – 0.7%
537,529	Edgewell Personal Care Co.	43,007,695

Pharmaceuticals – 1.2%
807,659	Perrigo Co. PLC	73,488,892

Road & Rail* – 0.6%
504,786	Old Dominion Freight Line, Inc.	35,905,428

Semiconductors & Semiconductor Equipment – 2.0%
1,192,387	Intersil Corp. Class A	23,537,719
886,787	Maxim Integrated Products, Inc.	36,109,967
371,086	Skyworks Solutions, Inc.	27,779,498
586,643	Xilinx, Inc.	31,801,917

		119,229,101

Software – 2.2%
802,201	Check Point Software Technologies Ltd.*	61,560,905
2,895,017	Symantec Corp.	69,856,760

		131,417,665

Specialty Retail – 2.1%
2,051,889	Sally Beauty Holdings, Inc.*	55,852,419
370,350	Tractor Supply Co.	31,090,882
692,225	Williams-Sonoma, Inc.	36,438,724

		123,382,025

Textiles, Apparel & Luxury Goods – 1.1%
1,290,617	Kate Spade & Co.*	24,082,913
709,430	VF Corp.	44,020,132

		68,103,045

Water Utilities – 0.7%
573,001	American Water Works Co., Inc.	42,396,344

TOTAL COMMON STOCKS
(Cost $5,095,456,742)		$5,774,813,132

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
81,376,569	0.270%	$81,376,569
(Cost $81,376,569)

TOTAL INVESTMENTS – 98.2%
(Cost $5,176,833,311)		$5,856,189,701

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		108,195,340

NET ASSETS – 100.0%		$5,964,385,041

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.8%
Aerospace & Defense – 1.9%
432,627	Curtiss-Wright Corp.	$38,893,167
351,219	Esterline Technologies Corp.*	27,026,302
408,795	KLX, Inc.*	15,264,405
590,254	Moog, Inc. Class A*	34,819,084

		116,002,958

Air Freight & Logistics – 1.3%
663,222	Forward Air Corp.	30,561,270
1,330,959	XPO Logistics, Inc.*	47,648,332

		78,209,602

Auto Components – 0.3%
48,142	Standard Motor Products, Inc.	2,157,243
744,402	Tower International, Inc.	18,088,969

		20,246,212

Banks – 18.2%
582,880	Ameris Bancorp	20,295,882
1,028,151	BancorpSouth, Inc.	25,600,960
721,258	Bank of the Ozarks, Inc.	28,258,888
670,795	Banner Corp.	29,702,803
853,177	BNC Bancorp	20,962,559
1,725,006	Boston Private Financial Holdings, Inc.	22,218,077
1,345,320	Brookline Bancorp, Inc.	16,063,121
427,462	CenterState Banks, Inc.	7,685,767
966,062	CoBiz, Inc.	12,684,394
1,203,618	Columbia Banking System, Inc.	39,767,539
727,983	Community Bank System, Inc.	34,542,793
671,867	ConnectOne Bancorp, Inc.	11,952,514
311,200	CU Bancorp*	7,531,040
2,226,947	CVB Financial Corp.	39,617,387
970,689	First Financial Bankshares, Inc.	35,546,631
1,042,376	First Merchants Corp.	28,300,508
1,209,930	First Midwest Bancorp, Inc.	23,678,330
797,909	Flushing Financial Corp.	18,503,510
1,269,354	Glacier Bancorp, Inc.	38,004,459
1,228,146	Great Western Bancorp, Inc.	42,051,719
658,665	Heritage Financial Corp.	12,172,129
1,500,454	Home BancShares, Inc.	35,110,624
591,376	Independent Bank Corp.	31,331,100
259,045	Independent Bank Group, Inc.	11,377,256
462,729	Lakeland Financial Corp.	16,584,207
1,458,661	LegacyTexas Financial Group, Inc.	44,241,188
1,322,587	MB Financial, Inc.	51,818,959
805,977	PacWest Bancorp	34,906,864
791,028	Pinnacle Financial Partners, Inc.	44,843,377
1,347,491	PrivateBancorp, Inc.	61,917,211
842,631	Prosperity Bancshares, Inc.	46,740,742
931,659	Renasant Corp.	33,027,312
389,935	Sandy Spring Bancorp, Inc.	12,294,651
518,833	South State Corp.	39,426,120
335,835	Southwest Bancorp, Inc.	6,575,649
872,278	State Bank Financial Corp.	20,114,731
476,129	Texas Capital Bancshares, Inc.*	25,006,295
282,293	The First of Long Island Corp.	9,259,210

Common Stocks – (continued)
Banks – (continued)
465,921	TriCo Bancshares	12,598,504
1,834,169	Webster Financial Corp.	70,853,948

		1,123,168,958

Building Products* – 1.3%
895,812	Continental Building Products, Inc.	19,895,984
655,501	Gibraltar Industries, Inc.	25,013,918
534,668	Masonite International Corp.	35,678,396

		80,588,298

Capital Markets – 1.8%
437,106	Golub Capital BDC, Inc.	8,357,467
150,066	MarketAxess Holdings, Inc.	25,292,124
444,924	New Mountain Finance Corp.	6,344,616
1,472,182	OM Asset Management PLC	19,874,457
1,020,958	Stifel Financial Corp.*	40,174,697
568,917	Virtu Financial, Inc. Class A	9,279,036

		109,322,397

Chemicals – 2.4%
40,765	Methanex Corp.	1,182,185
627,283	Minerals Technologies, Inc.	44,267,361
345,616	Olin Corp.	7,479,130
608,449	PolyOne Corp.	20,973,237
173,286	Quaker Chemical Corp.	17,328,600
375,931	Trinseo SA	21,751,368
471,941	W.R. Grace & Co.	36,872,751

		149,854,632

Commercial Services & Supplies – 1.8%
1,233,766	ABM Industries, Inc.	47,413,627
253,571	G&K Services, Inc. Class A	24,680,066
686,627	Mobile Mini, Inc.	20,530,147
324,284	MSA Safety, Inc.	18,889,543

		111,513,383

Communications Equipment* – 2.1%
1,647,328	Ixia	18,993,692
1,099,072	NetScout Systems, Inc.	32,510,550
2,847,714	Polycom, Inc.	35,425,562
1,048,637	Radware Ltd.	14,209,031
3,647,758	Viavi Solutions, Inc.	28,379,557

		129,518,392

Construction & Engineering – 0.7%
761,377	EMCOR Group, Inc.	43,596,447

Construction Materials – 1.0%
424,225	Eagle Materials, Inc.	34,094,963
1,364,139	Summit Materials, Inc. Class A*	26,928,104

		61,023,067

Containers & Packaging – 1.2%
1,090,321	Berry Plastics Group, Inc.*	49,489,670
1,916,658	Graphic Packaging Holding Co.	27,484,876

		76,974,546

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Distributors – 0.4%
627,338	Core-Mark Holding Co., Inc.	$23,932,945

Electric Utilities – 2.2%
601,514	IDACORP, Inc.	45,757,170
1,358,749	PNM Resources, Inc.	43,194,631
1,061,566	Portland General Electric Co.	44,702,544

		133,654,345

Electrical Equipment – 0.6%
259,283	EnerSys	18,248,338
888,976	Thermon Group Holdings, Inc.*	16,739,418

		34,987,756

Electronic Equipment, Instruments & Components – 1.9%
420,542	Anixter International, Inc.*	26,889,456
1,061,292	CTS Corp.	20,461,710
99,494	Littelfuse, Inc.	12,615,839
573,608	Plexus Corp.*	26,472,009
274,147	SYNNEX Corp.	29,106,187

		115,545,201

Equity Real Estate Investment Trusts (REITs) – 10.5%
1,668,734	Acadia Realty Trust	61,643,034
1,791,135	Care Capital Properties, Inc.	53,716,139
2,547,277	Chesapeake Lodging Trust	64,904,618
560,689	Columbia Property Trust, Inc.	13,221,047
1,879,716	CubeSmart	51,748,582
1,264,473	CyrusOne, Inc.	64,285,807
451,356	Highwoods Properties, Inc.	23,939,922
929,775	Hudson Pacific Properties, Inc.	31,119,569
491,210	Life Storage, Inc.	44,208,900
2,686,358	Pebblebrook Hotel Trust	80,698,194
685,816	Post Properties, Inc.	45,455,884
299,478	PS Business Parks, Inc.	33,176,173
1,308,428	RLJ Lodging Trust	30,538,710
1,949,092	Terreno Realty Corp.	52,157,702

		650,814,281

Food & Staples Retailing* – 0.1%
644,202	SUPERVALU, Inc.	3,530,227

Food Products – 2.0%
1,183,031	AdvancePierre Foods Holdings, Inc.	29,942,514
434,478	Pinnacle Foods, Inc.	22,006,311
129,801	Post Holdings, Inc.*	11,004,529
610,934	TreeHouse Foods, Inc.*	57,873,778

		120,827,132

Gas Utilities – 2.3%
1,057,607	New Jersey Resources Corp.	35,577,900
908,418	South Jersey Industries, Inc.	26,961,846
538,771	Southwest Gas Corp.	37,616,991
685,537	WGL Holdings, Inc.	43,079,145

		143,235,882

Health Care Equipment & Supplies – 1.2%
647,489	CONMED Corp.	26,417,551

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
1,041,329	Endologix, Inc.*	12,662,561
303,991	Integra LifeSciences Holdings Corp.*	26,270,902
297,018	Wright Medical Group NV*	7,354,166

		72,705,180

Health Care Providers & Services – 1.8%
538,229	Air Methods Corp.*	18,934,896
420,594	American Renal Associates Holdings, Inc.*	8,929,211
384,431	Amsurg Corp.*	24,957,260
375,117	HealthSouth Corp.	15,271,013
483,092	Team Health Holdings, Inc.*	16,086,964
398,194	VCA, Inc.*	28,196,117

		112,375,461

Health Care Technology* – 0.2%
653,828	HMS Holdings Corp.	14,259,989

Hotels, Restaurants & Leisure – 2.1%
698,289	Extended Stay America, Inc.	9,880,789
436,243	Jack in the Box, Inc.	43,388,729
369,752	Marriott Vacations Worldwide Corp.	28,507,879
298,219	Vail Resorts, Inc.	47,246,836

		129,024,233

Household Durables – 0.7%
599,047	CalAtlantic Group, Inc.	21,859,225
399,017	Meritage Homes Corp.*	14,324,711
474,773	William Lyon Homes Class A*	8,189,834

		44,373,770

Household Products – 1.0%
466,619	Spectrum Brands Holdings, Inc.	62,620,270

Independent Power and Renewable Electricity Producers* – 0.2%
915,414	Dynegy, Inc.	11,598,295

Insurance – 3.9%
291,814	AMERISAFE, Inc.	17,511,758
797,034	AmTrust Financial Services, Inc.	21,113,431
2,769,847	CNO Financial Group, Inc.	45,010,014
448,861	Endurance Specialty Holdings Ltd.	29,557,497
86,280	Enstar Group Ltd.*	14,373,385
239,125	Kinsale Capital Group, Inc.*	4,973,800
2,005,229	Maiden Holdings Ltd.	27,692,212
1,405,223	National General Holdings Corp.	32,025,032
390,781	ProAssurance Corp.	21,500,771
404,559	RLI Corp.	28,715,598

		242,473,498

Internet Software & Services* – 0.1%
189,306	Cornerstone OnDemand, Inc.	8,314,319

IT Services – 1.3%
937,358	Convergys Corp.	27,961,389
218,303	DST Systems, Inc.	26,525,998

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
401,325	MAXIMUS, Inc.	$23,605,936

		78,093,323

Life Sciences Tools & Services* – 0.8%
465,434	PRA Health Sciences, Inc.	23,527,689
926,051	VWR Corp.	25,846,083

		49,373,772

Machinery – 3.2%
731,615	Barnes Group, Inc.	30,244,964
287,405	CLARCOR, Inc.	18,816,405
792,733	ITT, Inc.	28,681,080
158,027	RBC Bearings, Inc.*	12,498,356
820,362	Rexnord Corp.*	18,138,204
144,002	Standex International Corp.	12,123,528
1,183,068	TriMas Corp.*	22,691,244
442,502	Watts Water Technologies, Inc. Class A	28,497,129
409,015	Woodward, Inc.	25,653,421

		197,344,331

Media – 1.4%
2,017,879	Live Nation Entertainment, Inc.*	53,917,727
628,468	Nexstar Broadcasting Group, Inc. Class A	33,132,833

		87,050,560

Metals & Mining – 1.4%
858,723	Commercial Metals Co.	13,327,381
2,435,050	Hecla Mining Co.	13,587,579
334,020	Kaiser Aluminum Corp.	28,468,525
271,420	Royal Gold, Inc.	19,900,514
716,337	United States Steel Corp.	13,925,591

		89,209,590

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
1,566,540	Blackstone Mortgage Trust, Inc. Class A	46,714,223
4,328,203	MFA Financial, Inc.	33,413,727
563,973	Pennymac Mortgage Investment Trust	8,594,948
4,537,293	Two Harbors Investment Corp.	40,381,908

		129,104,806

Multi-Utilities – 1.1%
573,686	Black Hills Corp.	33,566,368
570,823	NorthWestern Corp.	33,004,986

		66,571,354

Oil, Gas & Consumable Fuels – 5.3%
699,062	Carrizo Oil & Gas, Inc.*	26,767,084
1,506,620	Golar LNG Ltd.	31,382,894
1,249,937	Memorial Resource Development Corp.*	17,999,093
1,077,709	Parsley Energy, Inc. Class A*	36,480,450
666,534	PBF Energy, Inc. Class A	14,597,095

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
643,810	PDC Energy, Inc.*	42,748,984
2,163,301	Rice Energy, Inc.*	56,894,816
1,337,027	RSP Permian, Inc.*	52,210,904
2,754,932	Synergy Resources Corp.*	18,044,805
1,206,083	Whiting Petroleum Corp.*	8,792,345
1,812,878	WPX Energy, Inc.*	21,754,536

		327,673,006

Paper & Forest Products – 0.1%
421,778	Mercer International, Inc.	3,504,975

Pharmaceuticals* – 0.5%
608,269	Catalent, Inc.	15,346,627
341,976	Prestige Brands Holdings, Inc.	16,459,305

		31,805,932

Professional Services* – 0.4%
697,823	On Assignment, Inc.	26,314,905

Real Estate Management & Development – 0.8%
2,093,372	Kennedy-Wilson Holdings, Inc.	46,179,786

Semiconductors & Semiconductor Equipment – 3.8%
325,152	Cabot Microelectronics Corp.	16,166,558
1,808,886	Cypress Semiconductor Corp.	21,580,010
2,491,604	Entegris, Inc.*	42,456,932
749,866	Fairchild Semiconductor International, Inc.*	14,922,333
3,239,141	Intersil Corp. Class A	63,940,643
611,323	MKS Instruments, Inc.	29,795,883
1,124,347	Semtech Corp.*	29,907,630
313,978	Silicon Laboratories, Inc.*	17,990,940

		236,760,929

Software – 2.3%
677,163	Bottomline Technologies de, Inc.*	15,635,694
574,021	CommVault Systems, Inc.*	29,585,042
1,316,236	Mentor Graphics Corp.	31,602,826
103,640	MicroStrategy, Inc. Class A*	17,286,116
1,488,522	Verint System, Inc.*	50,788,371

		144,898,049

Specialty Retail – 3.2%
1,698,638	American Eagle Outfitters, Inc.	31,492,749
205,832	Ascena Retail Group, Inc.*	1,675,472
979,075	Boot Barn Holdings, Inc.*	12,120,948
771,777	Burlington Stores, Inc.*	62,683,728
199,858	CST Brands, Inc.	9,555,211
287,787	Lithia Motors, Inc. Class A	23,820,130
171,680	Monro Muffler Brake, Inc.	9,684,469
421,410	Murphy USA, Inc.*	30,813,499
306,878	Office Depot, Inc.	1,129,311
678,381	Party City Holdco, Inc.*	11,817,397

		194,792,914

Technology Hardware, Storage & Peripherals* – 0.5%
669,910	Electronics for Imaging, Inc.	31,539,363

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.8%
369,401	Columbia Sportswear Co.	$20,749,254
249,859	Deckers Outdoor Corp.*	16,328,285
283,745	G-III Apparel Group Ltd.*	8,957,830
168,045	Steven Madden Ltd.*	5,896,699

		51,932,068

Thrifts & Mortgage Finance – 1.9%
501,953	Dime Community Bancshares, Inc.	8,864,490
970,536	EverBank Financial Corp.	18,624,586
377,276	OceanFirst Financial, Corp.	7,477,610
642,948	Oritani Financial Corp.	10,332,174
1,169,082	Provident Financial Services, Inc.	25,217,099
2,242,799	Radian Group, Inc.	30,748,774
482,165	WSFS Financial Corp.	18,756,219

		120,020,952

Trading Companies & Distributors – 2.3%
726,330	Beacon Roofing Supply, Inc.*	33,396,653
213,738	GMS, Inc.*	5,230,169
631,824	Kaman Corp.	28,362,579
1,057,097	NOW, Inc.*	21,818,482
1,636,052	Univar, Inc.*	33,849,916
305,386	WESCO International, Inc.*	18,982,794

		141,640,593

Water Utilities – 0.4%
730,218	California Water Service Group	22,264,347

TOTAL COMMON STOCKS
(Cost $4,761,501,821)		$6,100,367,231

Exchange Traded Fund – 0.5%
297,978	iShares Russell 2000 Value ETF (Cost $28,769,061)	31,094,004

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,568	0.270%	$1,568
(Cost $1,568)

TOTAL INVESTMENTS – 99.3%
(Cost $4,790,272,450)		$6,131,462,803

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		43,192,281

NET ASSETS – 100.0%		$6,174,655,084

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 98.1%
Aerospace & Defense – 0.6%
2,916	Curtiss-Wright Corp.	$262,148

Air Freight & Logistics* – 0.6%
6,897	XPO Logistics, Inc.	246,913

Auto Components – 0.9%
1,719	Lear Corp.	199,902
7,737	Valeo SA ADR	199,963

		399,865

Banks – 11.1%
5,964	Bank of Hawaii Corp.	429,647
5,102	Bank of the Ozarks, Inc.	199,896
9,138	BankUnited, Inc.	293,787
13,061	East West Bancorp, Inc.	485,086
4,809	First Republic Bank	370,101
7,080	Glacier Bancorp, Inc.	211,975
10,141	Home BancShares, Inc.	237,299
8,509	PacWest Bancorp	368,525
7,155	PrivateBancorp, Inc.	328,772
4,111	Prosperity Bancshares, Inc.	228,037
3,410	Signature Bank*	416,054
2,930	South State Corp.	222,651
14,026	Synovus Financial Corp.	463,980
2,956	Texas Capital Bancshares, Inc.*	155,249
11,824	Webster Financial Corp.	456,761

		4,867,820

Beverages – 0.5%
2,104	Molson Coors Brewing Co. Class B	215,281

Building Products – 1.0%
2,437	Fortune Brands Home & Security, Inc.	154,896
4,467	Masonite International Corp.*	298,083

		452,979

Capital Markets – 2.2%
15,621	E*TRADE Financial Corp.*	412,082
1,064	MarketAxess Holdings, Inc.	179,327
4,751	OM Asset Management PLC	64,139
5,832	Stifel Financial Corp.*	229,489
4,043	Virtu Financial, Inc. Class A	65,941

		950,978

Chemicals – 2.2%
1,522	Albemarle Corp.	121,714
9,008	Axalta Coating Systems Ltd.*	257,809
2,692	Celanese Corp. Series A	173,446
4,338	PolyOne Corp.	149,531
3,635	W.R. Grace & Co.	284,002

		986,502

Commercial Services & Supplies* – 1.5%
8,761	Waste Connections, Inc.	669,603

Communications Equipment* – 1.7%
7,742	CommScope Holding Co., Inc.	228,931
2,334	F5 Networks, Inc.	286,452

Common Stocks – (continued)
Communications Equipment* – (continued)
28,148	Viavi Solutions, Inc.	218,991

		734,374

Construction & Engineering* – 0.5%
4,077	Jacobs Engineering Group, Inc.	214,817

Construction Materials – 1.5%
3,527	Eagle Materials, Inc.	283,465
3,458	Vulcan Materials Co.	393,762

		677,227

Containers & Packaging – 1.1%
1,617	Bemis Co., Inc.	85,054
8,615	Berry Plastics Group, Inc.*	391,035

		476,089

Electric Utilities – 2.8%
10,878	Alliant Energy Corp.	412,820
4,595	IDACORP, Inc.	349,542
6,311	Pinnacle West Capital Corp.	473,577

		1,235,939

Electrical Equipment – 1.7%
5,239	AMETEK, Inc.	255,401
2,445	Hubbell, Inc.	264,818
5,990	Sensata Technologies Holding NV*	228,099

		748,318

Electronic Equipment, Instruments & Components – 0.6%
2,296	Ingram Micro, Inc. Class A	80,268
6,241	National Instruments Corp.	174,374

		254,642

Energy Equipment & Services – 1.1%
11,617	FMC Technologies, Inc.*	327,599
7,742	Patterson-UTI Energy, Inc.	150,892

		478,491

Equity Real Estate Investment Trusts (REITs) – 13.4%
27,063	Brixmor Property Group, Inc.	772,919
14,905	Care Capital Properties, Inc.	447,001
4,014	Columbia Property Trust, Inc.	94,650
23,000	Empire State Realty Trust, Inc. Class A	493,810
3,124	Federal Realty Investment Trust	496,716
9,511	Highwoods Properties, Inc.	504,464
3,871	Life Storage, Inc.	348,390
6,207	Mid-America Apartment Communities, Inc.	583,396
17,160	Pebblebrook Hotel Trust	515,486
10,056	Post Properties, Inc.	666,512
1,555	PS Business Parks, Inc.	172,263
16,174	RLJ Lodging Trust	377,501
5,452	Taubman Centers, Inc.	423,457

		5,896,565

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Food Products – 1.4%
5,187	Pinnacle Foods, Inc.	$262,722
3,563	TreeHouse Foods, Inc.*	337,523

		600,245

Gas Utilities – 2.1%
7,326	Atmos Energy Corp.	539,926
6,055	WGL Holdings, Inc.	380,496

		920,422

Health Care Equipment & Supplies – 1.1%
4,955	Hill-Rom Holdings, Inc.	293,881
1,114	Teleflex, Inc.	203,962

		497,843

Health Care Providers & Services – 2.6%
5,694	Acadia Healthcare Co., Inc.*	291,476
4,417	Amsurg Corp.*	286,752
3,197	HealthSouth Corp.	130,150
4,019	Team Health Holdings, Inc.*	133,833
4,039	VCA, Inc.*	286,001

		1,128,212

Health Care Technology* – 0.3%
10,507	Allscripts Healthcare Solutions, Inc.	135,645

Hotels, Restaurants & Leisure – 1.6%
2,950	Jack in the Box, Inc.	293,407
2,165	Six Flags Entertainment Corp.	105,587
1,863	Vail Resorts, Inc.	295,155

		694,149

Household Durables – 0.9%
8,175	Lennar Corp. Class A	386,677

Household Products – 0.8%
2,751	Spectrum Brands Holdings, Inc.	369,184

Independent Power and Renewable Electricity Producers* – 0.1%
3,071	Dynegy, Inc.	38,910

Industrial Conglomerates – 0.8%
3,210	Carlisle Cos., Inc.	336,601

Insurance – 7.3%
7,141	Allied World Assurance Co. Holdings AG	289,639
3,207	American Financial Group, Inc.	241,006
12,146	AmTrust Financial Services, Inc.	321,748
5,940	Arch Capital Group Ltd.*	480,784
17,839	CNO Financial Group, Inc.	289,884
6,405	Endurance Specialty Holdings Ltd.	421,769
5,475	ProAssurance Corp.	301,234
3,388	The Hanover Insurance Group, Inc.	264,942
5,185	Validus Holdings Ltd.	263,346
5,498	W.R. Berkley Corp.	326,416

		3,200,768

Internet Software & Services – 0.8%
5,630	IAC/InterActiveCorp.	330,537

Common Stocks – (continued)
IT Services – 1.8%
6,519	Booz Allen Hamilton Holding Corp.	197,917
3,418	DST Systems, Inc.	415,321
4,821	Leidos Holdings, Inc.	195,299

		808,537

Leisure Products – 0.2%
2,212	Brunswick Corp.	101,730

Life Sciences Tools & Services – 1.1%
4,482	PerkinElmer, Inc.	238,666
3,032	Quintiles Transnational Holdings, Inc.*	234,374

		473,040

Machinery – 3.4%
7,234	Colfax Corp.*	214,705
2,447	Dover Corp.	177,407
9,748	ITT, Inc.	352,683
8,086	The Timken Co.	273,873
2,931	Woodward, Inc.	183,832
5,638	Xylem, Inc.	286,749

		1,489,249

Media – 2.2%
5,169	Liberty Broadband Corp. Class C*	354,232
13,532	Live Nation Entertainment, Inc.*	361,575
4,745	Nexstar Broadcasting Group, Inc. Class A	250,156

		965,963

Metals & Mining – 1.6%
3,175	Royal Gold, Inc.	232,791
15,083	Steel Dynamics, Inc.	371,344
5,453	United States Steel Corp.	106,006

		710,141

Mortgage Real Estate Investment Trusts (REITs) – 1.9%
6,046	MFA Financial, Inc.	46,675
26,311	Starwood Property Trust, Inc.	602,522
19,442	Two Harbors Investment Corp.	173,034

		822,231

Multi-Utilities – 0.9%
4,726	CMS Energy Corp.	198,350
4,326	Vectren Corp.	211,585

		409,935

Oil, Gas & Consumable Fuels – 6.5%
10,175	Antero Resources Corp.*	260,073
8,153	Cabot Oil & Gas Corp.	200,808
5,245	Carrizo Oil & Gas, Inc.*	200,831
41,572	Encana Corp.	396,597
4,667	Energen Corp.	268,352
7,908	Golar LNG Ltd.	164,724
7,517	Gulfport Energy Corp.*	214,986
9,011	Newfield Exploration Co.*	390,717
22,209	QEP Resources, Inc.	424,192
19,343	Synergy Resources Corp.*	126,697

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
17,209	WPX Energy, Inc.*	$206,508

		2,854,485

Personal Products* – 0.4%
2,468	Edgewell Personal Care Co.	197,465

Pharmaceuticals* – 0.2%
3,569	Catalent, Inc.	90,046

Real Estate Management & Development – 0.6%
12,338	Kennedy-Wilson Holdings, Inc.	272,176

Road & Rail – 0.9%
2,406	Hertz Global Holdings, Inc.*	118,520
915	Landstar System, Inc.	63,345
2,941	Old Dominion Freight Line, Inc.*	209,193

		391,058

Semiconductors & Semiconductor Equipment – 2.2%
14,274	Cypress Semiconductor Corp.	170,289
16,642	Marvell Technology Group Ltd.	206,361
5,504	Maxim Integrated Products, Inc.	224,123
2,839	Microchip Technology, Inc.	175,762
8,131	Teradyne, Inc.	171,239

		947,774

Software* – 3.1%
3,509	ANSYS, Inc.	333,671
2,512	Citrix Systems, Inc.	219,046
4,361	Fortinet, Inc.	157,607
7,402	PTC, Inc.	315,843
9,989	Verint System, Inc.	340,825

		1,366,992

Specialty Retail – 2.8%
9,902	American Eagle Outfitters, Inc.	183,583
6,619	Burlington Stores, Inc.*	537,595
2,641	CST Brands, Inc.	126,266
3,895	Dick’s Sporting Goods, Inc.	228,247
1,439	Lithia Motors, Inc. Class A	119,106
8,177	Office Depot, Inc.	30,092

		1,224,889

Technology Hardware, Storage & Peripherals* – 0.4%
5,225	NCR Corp.	176,866

Textiles, Apparel & Luxury Goods – 1.0%
2,741	Columbia Sportswear Co.	153,962
10,559	Hanesbrands, Inc.	280,236

		434,198

Thrifts & Mortgage Finance – 0.5%
4,602	EverBank Financial Corp.	88,312
10,284	Radian Group, Inc.	140,994

		229,306

Common Stocks – (continued)
Trading Companies & Distributors* – 1.0%
11,818	Univar, Inc.	244,514
2,897	WESCO International, Inc.	180,078

		424,592

Water Utilities – 0.6%
9,329	Aqua America, Inc.	283,695

TOTAL COMMON STOCKS
(Cost $39,181,901)		$43,082,112

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 2.3%
Repurchase Agreements – 2.3%
Joint Repurchase Agreement Account II
$1,000,000	0.334%	09/01/16	$1,000,000
(Cost $1,000,000)

TOTAL INVESTMENTS – 100.4%
(Cost $40,181,901)			$44,082,112

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(172,397)

NET ASSETS – 100.0%			$43,909,715

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2016. Additional information appears on page 63.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$16,400,000	$16,400,152	$16,728,002
Small/Mid Cap Value	1,000,000	1,000,009	1,020,000

REPURCHASE AGREEMENTS — At August 31, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Small/Mid Cap Value
BNP Paribas Securities Co.	0.330%	$38,173	$2,328
Citigroup Global Markets, Inc.	0.340	2,257,681	137,663
Merrill Lynch & Co., Inc.	0.340	9,492,441	578,807
Merrill Lynch & Co., Inc.	0.320	4,611,705	281,202
TOTAL		$16,400,000	$1,000,000

At August 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000% to 5.000%	12/01/29 to 01/01/46
Federal National Mortgage Association	2.500 to 5.630	07/01/19 to 09/01/46
Government National Mortgage Association	3.000 to 5.500	02/15/39 to 04/20/44
United States Treasury Bills	0.000	09/08/16 to 03/02/17
United States Treasury Notes	0.750 to 1.750	01/15/18 to 05/15/23

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2016

Focused Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,942,236, $370,190,474, $1,081,450,141, $5,095,456,742, $4,790,270,882 and $40,181,901)	$3,169,741
Investments of affiliated issuers, at value (cost $98,592, $0, $6,290,933, $81,376,569, $1,568 and $0)	98,592
Cash	50,435
Receivables:
Reimbursement from investment adviser	19,311
Dividends and interest	8,344
Investments sold	—
Fund shares sold	—
Foreign tax reclaims	—
Other assets	59,459
Total assets	3,405,882

Liabilities:
Payables:
Management fees	1,938
Distribution and Service fees and Transfer Agency fees	161
Investments purchased	9
Fund shares redeemed	—
Accrued expenses	73,939
Total liabilities	76,047

Net Assets:
Paid-in capital	3,234,392
Undistributed net investment income	36,199
Accumulated net realized gain (loss)	(168,261)
Net unrealized gain	227,505
NET ASSETS	$3,329,835
Net Assets:
Class A	$24,829
Class C	24,620
Institutional	3,205,816
Service	—
Class IR	24,887
Class R	24,751
Class R6	24,932
Total Net Assets	$3,329,835
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,510
Class C	2,501
Institutional	323,260
Service	—
Class IR	2,512
Class R	2,506
Class R6	2,513
Net asset value, offering and redemption price per share:(a)
Class A	$9.89
Class C	9.84
Institutional	9.92
Service	—
Class IR	9.91
Class R	9.88
Class R6	9.92

(a)	Maximum public offering price per share for Class A Shares of the Focused Value, Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $10.47, $34.42, $17.02, $37.30, $55.58 and $11.83, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(b)	Net asset value per share is calculated using unrounded outstanding shares.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund		Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$410,581,602		$1,242,763,436	$5,774,813,132	$6,131,461,235	$44,082,112
—		6,290,933	81,376,569	1,568	—
96,026		19,244,374	73,775,324	68,937,741	49,208

40,844		76,694	—	130,417	—
1,543,160		3,845,211	5,252,005	2,858,765	40,348
7,261,445		18,337,716	214,513,908	18,908,646	863,269
96,210		6,295,924	2,641,185	5,603,184	95,526
37,173		63,694	—	—	—
933		2,583	13,792	44,852	114
419,657,393		1,296,920,565	6,152,385,915	6,227,946,408	45,130,577

243,272		797,603	3,713,140	4,664,622	29,601
158,868		153,893	867,117	646,470	2,879
3,008,698		11,024,336	46,120,052	32,804,602	1,063,967
741,264		3,895,414	136,713,236	14,686,316	600
169,110		202,251	587,329	489,314	123,815
4,321,212		16,073,497	188,000,874	53,291,324	1,220,862

493,237,737		1,185,874,846	5,891,898,990	4,764,427,167	41,356,788
1,894,053		18,222,853	43,940,194	16,206,480	378,040
(120,186,737)		(84,563,926)	(650,810,533)	52,831,084	(1,725,324)
40,391,128		161,313,295	679,356,390	1,341,190,353	3,900,211
$415,336,181		$1,280,847,068	$5,964,385,041	$6,174,655,084	$43,909,715

$359,002,629		$197,753,890	$1,363,093,025	$928,091,376	$1,127,919
22,371,161		41,587,107	141,080,751	47,925,062	617,724
31,408,821		905,400,115	3,687,681,031	4,476,848,109	39,175,514
323,806		3,549,176	139,676,562	119,315,143	—
742,511		3,654,023	220,429,398	162,660,535	2,846,290
1,477,056		7,130,225	40,111,474	122,525,649	132,062
10,197		121,772,532	372,312,800	317,289,210	10,206
$415,336,181		$1,280,847,068	$5,964,385,041	$6,174,655,084	$43,909,715

11,037,466		12,296,663	38,673,871	17,671,051	100,870
721,513		2,695,753	4,408,246	1,147,990	56,095
949,851		55,714,703	103,461,456	79,657,303	3,471,348
9,954		222,016	4,033,008	2,334,895	—
22,854		226,859	6,365,136	3,114,353	253,515
45,656		453,314	1,166,593	2,373,712	11,845
308		7,492,561	10,447,842	5,646,246	904

$32.53		$16.08	$35.25	$52.52	$11.18
31.01		15.43	32.00	41.75	11.01
33.07		16.25	35.64	56.20	11.29
32.53		15.99	34.63	51.10	—
32.49		16.11	34.63	52.23	11.23
32.35		15.73	34.38	51.62	11.15
33.06	(b)	16.25	35.64	56.19	11.29

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2016

Focused Value Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $15,790, $37,725, $0 and $0)	$68,398
Dividends — affiliated issuers	121
Interest	—
Total investment income	68,519

Expenses:
Management fees	20,868
Transfer Agency fees(a)	1,246
Distribution and Service fees(a)	403
Printing and mailing costs	24,587
Custody, accounting and administrative services	30,684
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Registration fees	14,816
Other	6,552
Professional fees	84,328
Trustee fees	20,966
Amortization of offering costs	173,015
Total expenses	377,465
Less — expense reductions	(356,614)
Net expenses	20,851
NET INVESTMENT INCOME	47,668

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $72, $18,159, $160,288, $632,207, $21,275 and $0)	(162,280)
Investments — affiliated issuers	—
Foreign currency transactions	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	366,284
Investments — affiliated issuers	—
Net realized and unrealized gain	204,004
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,672

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class R6	Service	Class IR	Class R
Focused Value	$58	$230	$115	$44	$44	$1,066	$4	$—	$44	$44
Growth and Income	899,389	229,703	6,565	683,536	43,644	11,758	3	114	1,069	2,495
Large Cap Value	559,197	404,667	37,597	424,989	76,887	363,199	18,821	1,553	10,822	14,287
Mid Cap Value	3,952,212	1,533,222	200,880	3,003,681	291,312	1,873,571	62,930	70,022	464,948	76,334
Small Cap Value	2,223,538	510,141	609,888	1,689,888	96,927	1,708,106	25,235	48,977	282,319	231,757
Small/Mid Cap Value	2,144	4,511	551	1,630	857	12,342	3	—	6,018	209

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$13,857,594	$34,833,460	$148,339,999	$100,757,584	$719,739
—	40,641	333,992	249,134	—
26,611	—	—	—	2,576
13,884,205	34,874,101	148,673,991	101,006,718	722,315

2,900,044	9,426,741	49,644,739	53,276,222	301,319
742,619	910,558	5,842,798	4,083,209	21,059
1,135,657	1,001,461	5,686,314	3,343,567	7,206
179,851	114,886	746,451	559,648	42,868
74,585	118,464	356,667	316,759	88,011
715	9,703	437,641	306,105	—
715	9,703	437,641	306,105	—
121,245	154,498	210,932	224,465	84,869
18,129	43,312	120,003	154,393	7,072
86,615	114,878	91,364	86,821	94,282
24,274	26,645	45,369	39,611	23,149
—	—	—	—	—
5,284,449	11,930,849	63,619,919	62,696,905	669,835
(529,556)	(547,258)	(257,125)	(2,742,355)	(348,190)
4,754,893	11,383,591	63,362,794	59,954,550	321,645
9,129,312	23,490,510	85,311,197	41,052,168	400,670

(1,546,227)	(79,500,175)	(616,500,387)	124,091,991	(1,516,138)
—	—	—	(39,464,017)	—
—	—	—	(1,129)	—

27,651,809	155,911,654	659,084,221	499,798,558	4,624,271
—	—	—	22,120,033	—
26,105,582	76,411,479	42,583,834	606,545,436	3,108,133
$35,234,894	$99,901,989	$127,895,031	$647,597,604	$3,508,803

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Focused Value Fund
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015(a)
From operations:
Net investment income	$47,668	$2,037
Net realized gain (loss)	(162,280)	(5,981)
Net change in unrealized gain (loss)	366,284	(138,779)
Net increase (decrease) in net assets resulting from operations	251,672	(142,723)

Distributions to shareholders:
From net investment income
Class A Shares	(81)	—
Class B Shares(a)	—	—
Class C Shares	(9)	—
Institutional Shares	(13,283)	—
Service Shares	—	—
Class IR Shares	(105)	—
Class R Shares	(57)	—
Class R6 Shares(b)	(122)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(b)	—	—
Total distributions to shareholders	(13,657)	—

From share transactions:
Proceeds from sales of shares	1,241,520	2,000,070
Reinvestment of distributions	13,656	—
Cost of shares redeemed	(20,643)	(60)
Net increase (decrease) in net assets resulting from share transactions	1,234,533	2,000,010
TOTAL INCREASE (DECREASE)	1,472,548	1,857,287

Net assets:
Beginning of year	1,857,287	—
End of year	$3,329,835	$1,857,287
Undistributed (distributions in excess of) net investment income (loss)	$36,199	$2,073

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund		Large Cap Value Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$9,129,312	$7,858,564	$23,490,510	$18,123,504
(1,546,227)	51,135,959	(79,500,175)	143,295,840
27,651,809	(76,010,379)	155,911,654	(231,709,032)
35,234,894	(17,015,856)	99,901,989	(70,289,688)

(7,510,203)	(6,142,783)	(1,835,132)	(1,971,852)
—	(6,840)	—	—
(341,165)	(216,129)	(16,247)	(41,993)
(727,273)	(564,571)	(10,860,853)	(13,800,311)
(5,397)	(5,440)	(27,148)	(25,657)
(12,891)	(68,706)	(63,987)	—
(24,426)	(19,198)	(44,370)	(51,733)
(234)	—	(1,585,777)	—

—	—	(20,098,855)	(13,448,251)
—	—	(3,706,735)	(2,465,823)
—	—	(77,563,606)	(62,217,693)
—	—	(354,118)	(184,114)
—	—	(531,543)	(407,704)
—	—	(683,585)	(444,809)
—	—	(10,757,503)	—
(8,621,589)	(7,023,667)	(128,129,459)	(95,059,940)

20,994,089	27,080,409	315,581,215	177,594,973
8,417,238	6,868,432	120,394,537	89,252,736
(64,767,655)	(73,224,476)	(460,476,523)	(303,668,495)
(35,356,328)	(39,275,635)	(24,500,771)	(36,820,786)
(8,743,023)	(63,315,158)	(52,728,241)	(202,170,414)

424,079,204	487,394,362	1,333,575,309	1,535,745,723
$415,336,181	$424,079,204	$1,280,847,068	$1,333,575,309
$1,894,053	$1,773,011	$18,222,853	$9,524,857

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income	$85,311,197	$50,936,461
Net realized gain (loss)	(616,500,387)	1,232,431,181
Net change in unrealized gain (loss)	659,084,221	(1,719,799,945)
Net increase (decrease) in net assets resulting from operations	127,895,031	(436,432,303)

Distributions to shareholders:
From net investment income
Class A Shares	(5,185,015)	(6,131,822)
Class B Shares(a)	—	—
Class C Shares	—	(22)
Institutional Shares	(38,827,756)	(50,295,540)
Service Shares	(392,088)	(464,450)
Class IR Shares	(1,578,650)	(2,233,494)
Class R Shares	(58,485)	(93,600)
Class R6 Shares(b)	(2,752,664)	—
From net realized gains
Class A Shares	(198,998,854)	(393,324,779)
Class C Shares	(20,878,172)	(36,786,968)
Institutional Shares	(584,837,789)	(1,066,177,321)
Service Shares	(24,166,112)	(45,262,217)
Class IR Shares	(31,136,007)	(56,126,966)
Class R Shares	(4,906,942)	(6,534,801)
Class R6 Shares(b)	(37,233,452)	—
Total distributions to shareholders	(950,951,986)	(1,663,431,980)

From share transactions:
Proceeds from sales of shares	1,696,909,879	2,259,822,606
Reinvestment of distributions	863,240,443	1,521,893,917
Cost of shares redeemed	(4,266,756,472)	(3,598,515,515)
Net increase (decrease) in net assets resulting from share transactions	(1,706,606,150)	183,201,008
TOTAL INCREASE (DECREASE)	(2,529,663,105)	(1,916,663,275)

Net assets:
Beginning of year	8,494,048,146	10,410,711,421
End of year	$5,964,385,041	$8,494,048,146
Undistributed net investment income	$43,940,194	$7,766,037

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Small Cap Value Fund		Small/Mid Cap Value Fund
For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015

$41,052,168	$36,912,969	$400,670	$74,377
84,626,845	364,524,730	(1,516,138)	692
521,918,591	(520,822,767)	4,624,271	(1,006,460)
647,597,604	(119,385,068)	3,508,803	(931,391)

(2,980,112)	(1,910,002)	(434)	(500)
—	—	—	—
(9)	—	—	—
(30,748,151)	(26,380,902)	(61,810)	(28,475)
(294,661)	(132,770)	—	—
(951,071)	(533,992)	(10,063)	(405)
(64,171)	—	—	—
(357,573)	—	(19)	—

(44,642,227)	(81,794,765)	(3,634)	(3,415)
(3,294,839)	(6,496,966)	(1,782)	(1,817)
(194,855,378)	(349,994,344)	(130,208)	(108,542)
(6,631,448)	(13,748,544)	—	—
(7,430,439)	(9,398,212)	(25,440)	(1,740)
(6,298,200)	(11,584,866)	(294)	(412)
(2,172,148)	—	(48)	—
(300,720,427)	(501,975,363)	(233,732)	(145,306)

1,486,570,672	1,599,875,894	29,746,543	28,053,482
287,034,432	481,869,927	233,709	143,453
(1,885,709,406)	(1,805,369,530)	(16,212,125)	(4,318,919)
(112,104,302)	276,376,291	13,768,127	23,878,016
234,772,875	(344,984,140)	17,043,198	22,801,319

5,939,882,209	6,284,866,349	26,866,517	4,065,198
$6,174,655,084	$5,939,882,209	$43,909,715	$26,866,517
$16,206,480	$11,189,511	$378,040	$55,950

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$9.28	$0.12		$0.52	$0.64	$(0.03)
2016 - C	9.28	0.05		0.51	0.56	— (e)
2016 - Institutional	9.29	0.16		0.52	0.68	(0.05)
2016 - IR	9.29	0.15		0.51	0.66	(0.04)
2016 - R	9.28	0.10		0.52	0.62	(0.02)
2016 - R6	9.29	0.16		0.52	0.68	(0.05)
2015 - A (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - C (Commenced July 31, 2015)	10.00	—	(e)	(0.72)	(0.72)	—
2015 - Institutional (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - IR (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - R (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - R6 (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.89	6.93%	$25	1.13%		14.54%		1.33%		161%
9.84	6.06	25	1.88		15.30		0.58		161
9.92	7.33	3,206	0.73		13.52		1.73		161
9.91	7.26	25	0.88		14.28		1.58		161
9.88	6.60	25	1.38		14.79		1.08		161
9.92	7.34	25	0.71		14.11		1.75		161
9.28	(7.20)	23	1.13	(d)	25.55	(d)	0.97	(d)	2
9.28	(7.20)	23	1.89	(d)	26.30	(d)	0.21	(d)	2
9.29	(7.10)	1,741	0.74	(d)	25.15	(d)	1.37	(d)	2
9.29	(7.20)	23	0.89	(d)	25.30	(d)	1.21	(d)	2
9.28	(7.10)	23	1.39	(d)	25.80	(d)	0.71	(d)	2
9.29	(7.10)	23	0.72	(d)	25.14	(d)	1.39	(d)	2

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$30.47	$0.68		$2.02	$2.70	$(0.64)
2016 - C	29.08	0.43		1.93	2.36	(0.43)
2016 - Institutional	30.96	0.82		2.06	2.88	(0.77)
2016 - Service	30.46	0.65		2.02	2.67	(0.60)
2016 - IR	30.41	0.76		2.02	2.78	(0.70)
2016 - R	30.32	0.60		2.00	2.60	(0.57)
2016 - R6	30.97	0.82		2.04	2.86	(0.77)
2015 - A	32.21	0.55		(1.80)	(1.25)	(0.49)
2015 - C	30.77	0.29		(1.72)	(1.43)	(0.26)
2015 - Institutional	32.72	0.69		(1.83)	(1.14)	(0.62)
2015 - Service	32.20	0.51		(1.79)	(1.28)	(0.46)
2015 - IR	32.15	0.62		(1.79)	(1.17)	(0.57)
2015 - R	32.05	0.46		(1.78)	(1.32)	(0.41)
2015 - R6 (Commenced July 31, 2015)	33.24	0.08		(2.35)	(2.27)	—
2014 - A	26.70	0.42		5.48	5.90	(0.39)
2014 - C	25.54	0.19		5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55		5.56	6.11	(0.51)
2014 - Service	26.69	0.39		5.48	5.87	(0.36)
2014 - IR	26.65	0.51		5.46	5.97	(0.47)
2014 - R	26.60	0.35		5.45	5.80	(0.35)
2013 - A	21.68	0.29		5.02	5.31	(0.29)
2013 - C	20.78	0.11		4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)
2012 - A	19.04	0.32	(e)	2.58	2.90	(0.26)
2012 - C	18.28	0.16	(e)	2.48	2.64	(0.14)
2012 - Institutional	19.33	0.41	(e)	2.61	3.02	(0.34)
2012 - Service	19.04	0.30	(e)	2.56	2.86	(0.24)
2012 - IR	19.02	0.36	(e)	2.58	2.94	(0.32)
2012 - R	18.99	0.26	(e)	2.57	2.83	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$32.53	9.01%	$359,003	1.13%		1.26%		2.22%		61%
31.01	8.21	22,371	1.88		2.01		1.47		61
33.07	9.46	31,409	0.73		0.86		2.61		61
32.53	8.88	324	1.23		1.36		2.11		61
32.49	9.27	743	0.88		1.01		2.47		61
32.35	8.71	1,477	1.38		1.51		1.96		61
33.06	9.40	10	0.73		0.86		2.62		61
30.47	(3.98)	369,115	1.14		1.22		1.68		47
29.08	(4.70)	23,534	1.89		1.97		0.93		47
30.96	(3.59)	29,243	0.74		0.82		2.09		47
30.46	(4.06)	397	1.24		1.32		1.58		47
30.41	(3.74)	614	0.89		0.97		1.90		47
30.32	(4.19)	1,167	1.39		1.47		1.44		47
30.97	(6.83)	9	0.69	(d)	0.84	(d)	2.79	(d)	47
32.21	22.27	414,276	1.18		1.24		1.42		40
30.77	21.32	26,742	1.93		1.99		0.67		40
32.72	22.73	29,476	0.78		0.84		1.82		40
32.20	22.12	368	1.28		1.34		1.33		40
32.15	22.58	3,937	0.93		0.98		1.71		40
32.05	21.94	1,462	1.43		1.49		1.16		40
26.70	24.68	379,500	1.19		1.24		1.21		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83
21.68	15.36	374,273	1.19		1.22		1.63	(e)	115
20.78	14.49	20,726	1.94		1.97		0.85	(e)	115
22.01	15.81	18,001	0.79		0.82		2.06	(e)	115
21.66	15.16	566	1.29		1.32		1.50	(e)	115
21.64	15.61	480	0.94		0.97		1.78	(e)	115
21.60	14.99	801	1.44		1.47		1.31	(e)	115

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$16.45	$0.24		$0.95	$1.19	$(0.12)	$(1.44)	$(1.56)
2016 - C	15.83	0.12		0.93	1.05	(0.01)	(1.44)	(1.45)
2016 - Institutional	16.61	0.30		0.97	1.27	(0.19)	(1.44)	(1.63)
2016 - Service	16.36	0.22		0.96	1.18	(0.11)	(1.44)	(1.55)
2016 - IR	16.47	0.27		0.97	1.24	(0.16)	(1.44)	(1.60)
2016 - R	16.12	0.20		0.94	1.14	(0.09)	(1.44)	(1.53)
2016 - R6	16.61	0.31		0.96	1.27	(0.19)	(1.44)	(1.63)
2015 - A	18.50	0.16		(1.11)	(0.95)	(0.14)	(0.96)	(1.10)
2015 - C	17.86	0.03		(1.08)	(1.05)	(0.02)	(0.96)	(0.98)
2015 - Institutional	18.67	0.24		(1.12)	(0.88)	(0.22)	(0.96)	(1.18)
2015 - Service	18.42	0.15		(1.11)	(0.96)	(0.14)	(0.96)	(1.10)
2015 - IR	18.34	0.21		(1.12)	(0.91)	—	(0.96)	(0.96)
2015 - R	18.17	0.12		(1.09)	(0.97)	(0.12)	(0.96)	(1.08)
2015 - R6 (Commenced July 31, 2015)	17.88	0.03		(1.30)	(1.27)	—	—	—
2014 - A	15.06	0.13		3.41	3.54	(0.10)	—	(0.10)
2014 - C	14.56	—	(e)	3.31	3.31	(0.01)	—	(0.01)
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)	—	(0.17)
2014 - Service	14.99	0.11		3.40	3.51	(0.08)	—	(0.08)
2014 - IR	14.94	0.17		3.38	3.55	(0.15)	—	(0.15)
2014 - R	14.80	0.08		3.36	3.44	(0.07)	—	(0.07)
2013 - A	12.13	0.12		2.95	3.07	(0.14)	—	(0.14)
2013 - C	11.74	0.01		2.86	2.87	(0.05)	—	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)	—	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)	—	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)	—	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)	—	(0.11)
2012 - A	10.70	0.15	(f)	1.41	1.56	(0.13)	—	(0.13)
2012 - C	10.33	0.06	(f)	1.38	1.44	(0.03)	—	(0.03)
2012 - Institutional	10.82	0.20	(f)	1.42	1.62	(0.18)	—	(0.18)
2012 - Service	10.64	0.14	(f)	1.40	1.54	(0.12)	—	(0.12)
2012 - IR	10.64	0.17	(f)	1.41	1.58	(0.17)	—	(0.17)
2012 - R	10.54	0.11	(f)	1.40	1.51	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.08	7.73%	$197,754	1.18%		1.22%		1.54%		116%
15.43	7.01	41,587	1.93		1.97		0.79		116
16.25	8.17	905,400	0.78		0.82		1.93		116
15.99	7.67	3,549	1.28		1.32		1.45		116
16.11	8.05	3,654	0.93		0.97		1.77		116
15.73	7.51	7,130	1.43		1.47		1.30		116
16.25	8.21	121,773	0.76		0.80		2.05		116
16.45	(5.51)	234,810	1.17		1.20		0.92		79
15.83	(6.28)	42,221	1.92		1.95		0.16		79
16.61	(5.13)	1,037,653	0.77		0.80		1.31		79
16.36	(5.63)	4,294	1.27		1.30		0.84		79
16.47	(5.29)	6,878	0.92		0.95		1.17		79
16.12	(5.77)	7,710	1.42		1.45		0.66		79
16.61	(7.10)	9	0.77	(d)	0.81	(d)	2.01	(d)	79
18.50	23.62	260,256	1.19		1.20		0.74		67
17.86	22.73	45,535	1.94		1.95		(0.01)		67
18.67	24.15	1,206,895	0.79		0.80		1.14		67
18.42	23.53	3,185	1.29		1.30		0.64		67
18.34	23.93	6,618	0.95		0.95		1.05		67
18.17	23.33	7,705	1.44		1.45		0.49		67
15.06	25.56	229,781	1.20		1.20		0.89		98
14.56	24.56	37,763	1.95		1.95		0.08		98
15.20	25.95	1,048,489	0.80		0.80		1.22		98
14.99	25.39	2,985	1.30		1.30		0.74		98
14.94	25.82	141,673	0.95		0.95		1.07		98
14.80	25.22	6,702	1.45		1.45		0.58		98
12.13	14.69	418,274	1.19		1.19		1.31	(f)	123
11.74	13.89	34,854	1.94		1.94		0.55	(f)	123
12.26	15.19	900,661	0.79		0.79		1.75	(f)	123
12.06	14.63	3,424	1.29		1.29		1.23	(f)	123
12.05	14.99	103,975	0.94		0.94		1.52	(f)	123
11.93	14.38	5,411	1.44		1.44		1.02	(f)	123

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$38.81	$0.32		$0.56	$0.88	$(0.10)	$(4.34)	$(4.44)
2016 - C	35.80	0.05		0.49	0.54	—	(4.34)	(4.34)
2016 - Institutional	39.22	0.46		0.56	1.02	(0.26)	(4.34)	(4.60)
2016 - Service	38.21	0.28		0.54	0.82	(0.06)	(4.34)	(4.40)
2016 - IR	38.23	0.39		0.55	0.94	(0.20)	(4.34)	(4.54)
2016 - R	38.00	0.22		0.55	0.77	(0.05)	(4.34)	(4.39)
2016 - R6	39.23	0.47		0.56	1.03	(0.28)	(4.34)	(4.62)
2015 - A	49.03	0.13		(1.75)	(1.62)	(0.13)	(8.47)	(8.60)
2015 - C	46.05	(0.19)		(1.59)	(1.78)	— (d)	(8.47)	(8.47)
2015 - Institutional	49.55	0.29		(1.75)	(1.46)	(0.40)	(8.47)	(8.87)
2015 - Service	48.40	0.08		(1.71)	(1.63)	(0.09)	(8.47)	(8.56)
2015 - IR	48.52	0.22		(1.70)	(1.48)	(0.34)	(8.47)	(8.81)
2015 - R	48.28	—	(d)	(1.69)	(1.69)	(0.12)	(8.47)	(8.59)
2015 - R6 (Commenced July 31, 2015)	41.24	(0.02)		(1.99)	(2.01)	—	—	—
2014 - A	46.08	0.18		10.10	10.28	(0.22)	(7.11)	(7.33)
2014 - C	43.79	(0.17)		9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36		10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13		9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.30		9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05		9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(f)	3.88	4.19	(0.17)	—	(0.17)
2012 - C	31.83	0.05	(f)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(f)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(f)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(f)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(f)	3.81	4.06	(0.16)	—	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$35.25	3.00%	$1,363,093	1.15%		1.15%		0.92%		111%
32.00	2.20	141,081	1.90		1.90		0.16		111
35.64	3.39	3,687,681	0.75		0.75		1.31		111
34.63	2.87	139,677	1.25		1.25		0.84		111
34.63	3.24	220,429	0.90		0.90		1.16		111
34.38	2.72	40,111	1.40		1.40		0.66		111
35.64	3.41	372,313	0.73		0.73		1.39		111
38.81	(4.21)	1,876,387	1.14		1.14		0.31		95
35.80	(4.91)	180,780	1.89		1.89		(0.47)		95
39.22	(3.82)	5,868,055	0.74		0.74		0.68		95
38.21	(4.30)	222,149	1.24		1.24		0.19		95
38.23	(3.96)	304,390	0.89		0.89		0.52		95
38.00	(4.45)	42,277	1.39		1.39		0.01		95
39.23	(4.87)	10	0.73	(e)	0.73	(e)	(0.62	)(e)	95
49.03	24.77	3,153,971	1.14		1.14		0.38		87
46.05	23.81	202,083	1.89		1.89		(0.38)		87
49.55	25.25	6,347,006	0.74		0.74		0.77		87
48.40	24.63	368,720	1.24		1.24		0.28		87
48.52	25.07	295,017	0.89		0.89		0.66		87
48.28	24.44	35,896	1.39		1.39		0.12		87
46.08	24.20	3,297,185	1.14		1.14		0.58		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(f)	80
35.57	11.72	160,062	1.90		1.90		0.16	(f)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(f)	80
37.02	12.41	268,412	1.25		1.25		0.81	(f)	80
37.12	12.83	70,409	0.90		0.90		1.20	(f)	80
37.04	12.28	13,255	1.40		1.40		0.73	(f)	80

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$49.78	$0.20		$5.11	$5.31	$(0.16)	$(2.41)	$(2.57)
2016 - C	40.23	(0.13)		4.06	3.93	— (d)	(2.41)	(2.41)
2016 - Institutional	53.10	0.42		5.45	5.87	(0.36)	(2.41)	(2.77)
2016 - Service	48.50	0.15		4.96	5.11	(0.10)	(2.41)	(2.51)
2016 - IR	49.55	0.32		5.07	5.39	(0.30)	(2.41)	(2.71)
2016 - R	48.95	0.08		5.03	5.11	(0.03)	(2.41)	(2.44)
2016 - R6	53.10	0.37		5.51	5.88	(0.38)	(2.41)	(2.79)
2015 - A	55.40	0.16	(e)	(1.32)	(1.16)	(0.10)	(4.36)	(4.46)
2015 - C	45.84	(0.19	)(e)	(1.06)	(1.25)	—	(4.36)	(4.36)
2015 - Institutional	58.80	0.39	(e)	(1.40)	(1.01)	(0.33)	(4.36)	(4.69)
2015 - Service	54.08	0.11	(e)	(1.29)	(1.18)	(0.04)	(4.36)	(4.40)
2015 - IR	55.18	0.28	(e)	(1.30)	(1.02)	(0.25)	(4.36)	(4.61)
2015 - R	54.58	0.03	(e)	(1.30)	(1.27)	—	(4.36)	(4.36)
2015 - R6 (Commenced July 31, 2015)	56.15	(0.03	)(e)	(3.02)	(3.05)	—	—	—
2014 - A	50.43	0.12		9.94	10.06	(0.18)	(4.91)	(5.09)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(g)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - C	36.89	0.01	(g)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(g)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(g)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(g)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(g)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(h)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - C	32.55	(0.03	)(h)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(h)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(h)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(h)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(h)	5.81	5.98	(0.05)	(0.67)	(0.72)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$52.52	11.22%	$928,091	1.35%		1.39%		0.42%		46%
41.75	10.40	47,925	2.10		2.14		(0.33)		46
56.20	11.66	4,476,848	0.95		0.99		0.82		46
51.10	11.11	119,315	1.45		1.49		0.32		46
52.23	11.50	162,661	1.10		1.14		0.67		46
51.62	10.96	122,526	1.60		1.64		0.18		46
56.19	11.68	317,289	0.93		0.98		0.71		46
49.78	(2.31)	950,196	1.34		1.39		0.30	(e)	49
40.23	(3.04)	59,341	2.09		2.14		(0.45	)(e)	49
53.10	(1.92)	4,503,821	0.94		0.99		0.70	(e)	49
48.50	(2.41)	134,195	1.44		1.49		0.21	(e)	49
49.55	(2.07)	128,838	1.09		1.14		0.54	(e)	49
48.95	(2.56)	136,644	1.59		1.64		0.05	(e)	49
53.10	(5.43)	26,847	0.93	(f)	1.00	(f)	(0.62	)(e)(f)	49
55.40	20.72	1,080,393	1.35		1.40		0.22		46
45.84	19.85	69,319	2.10		2.15		(0.55)		46
58.80	21.22	4,694,737	0.95		1.00		0.58		46
54.08	20.62	176,500	1.45		1.50		0.10		46
55.18	21.05	121,895	1.10		1.15		0.43		46
54.58	20.44	139,858	1.60		1.65		(0.06)		46
50.43	24.86	1,141,424	1.38		1.42		0.75	(g)	57
42.64	23.89	64,751	2.13		2.17		0.03	(g)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(g)	57
49.36	24.70	162,696	1.48		1.52		0.65	(g)	57
50.25	25.16	73,723	1.13		1.17		0.86	(g)	57
49.80	24.51	101,060	1.63		1.67		0.40	(g)	57
43.11	16.43	931,473	1.41		1.44		0.68	(h)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(h)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(h)	50
42.30	16.33	115,385	1.51		1.54		0.57	(h)	50
43.00	16.74	24,332	1.16		1.19		0.90	(h)	50
42.65	16.17	45,525	1.66		1.69		0.42	(h)	50

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$10.46	$0.08	(d)	$0.70	$0.78	$(0.01)	$(0.05)	$(0.06)
2016 - C	10.37	—	(e)	0.69	0.69	—	(0.05)	(0.05)
2016 - Institutional	10.53	0.12	(d)	0.71	0.83	(0.02)	(0.05)	(0.07)
2016 - IR	10.49	0.11	(d)	0.71	0.82	(0.03)	(0.05)	(0.08)
2016 - R	10.45	0.05	(d)	0.70	0.75	—	(0.05)	(0.05)
2016 - R6	10.53	0.12	(d)	0.72	0.84	(0.03)	(0.05)	(0.08)
2015 - A	11.01	0.02		(0.38)	(0.36)	(0.03)	(0.16)	(0.19)
2015 - C	10.97	(0.07)		(0.37)	(0.44)	—	(0.16)	(0.16)
2015 - Institutional	11.04	0.06		(0.36)	(0.30)	(0.05)	(0.16)	(0.21)
2015 - IR	11.03	0.05		(0.39)	(0.34)	(0.04)	(0.16)	(0.20)
2015 - R	11.00	(0.02)		(0.37)	(0.39)	—	(0.16)	(0.16)
2015 - R6 (Commenced July 31, 2015)	11.14	—	(e)	(0.61)	(0.61)	—	—	—

FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced January 31, 2014)	10.00	(0.02)		1.03	1.01	—	—	—
2014 - C (Commenced January 31, 2014)	10.00	(0.06)		1.03	0.97	—	—	—
2014 - Institutional (Commenced January 31, 2014)	10.00	0.03		1.01	1.04	—	—	—
2014 - IR (Commenced January 31, 2014)	10.00	0.02		1.01	1.03	—	—	—
2014 - R (Commenced January 31, 2014)	10.00	(0.01)		1.01	1.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.18	7.49%	$1,128	1.26%		2.25%		0.78	%(d)	109%
11.01	6.71	618	2.01		2.99		0.04	(d)	109
11.29	7.96	39,176	0.87		1.84		1.18	(d)	109
11.23	7.81	2,846	1.01		2.03		1.08	(d)	109
11.15	7.24	132	1.52		2.50		0.49	(d)	109
11.29	7.98	10	0.88		1.90		1.14	(d)	109
10.46	(3.34)	530	1.34		4.38		0.14		122
10.37	(4.02)	321	2.09		5.25		(0.61)		122
10.53	(2.79)	25,756	0.93		3.41		0.51		122
10.49	(3.11)	119	1.09		4.00		0.43		122
10.45	(3.55)	130	1.59		3.81		(0.19)		122
10.53	(5.48)	9	0.94	(f)	4.88	(f)	(0.43	)(f)	122

11.01	10.10	150	1.33	(f)	6.90	(f)	(0.27	)(f)	53
10.97	9.70	105	2.08	(f)	8.31	(f)	(1.01	)(f)	53
11.04	10.40	3,755	0.93	(f)	12.86	(f)	0.49	(f)	53
11.03	10.30	28	1.08	(f)	13.25	(f)	0.39	(f)	53
11.00	10.00	28	1.58	(f)	13.76	(f)	(0.11	)(f)	53

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused Value	A, C, Institutional, IR, R and R6	Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, IR, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Focused Value Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2016:

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$3,169,741	$—	$—
Investment Company	98,592	—	—
Total	$3,268,333	$—	$—

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,893,511	$—	$—
North America	386,288,091	—	—
Short-term Investments	—	16,400,000	—
Total	$394,181,602	$16,400,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$34,428,410	$—	$—
North America	1,208,335,026	—	—
Investment Company	6,290,933	—	—
Total	$1,249,054,369	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$61,560,905	$—	$—
Europe	212,811,265	—	—
North America	5,500,440,962	—	—
Investment Company	81,376,569	—	—
Total	$5,856,189,701	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$14,209,031	$—	$—
Europe	27,228,623	—	—
North America	6,058,929,577	—	—
Exchange Traded Fund	31,094,004	—	—
Investment Company	1,568	—	—
Total	$6,131,462,803	$—	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$553,741	$—	$—
North America	42,528,371	—	—
Short-term Investments	—	1,000,000	—
Total	$43,082,112	$1,000,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate	Effective Net Management Rate
Focused Value	0.75%	0.68%	0.64%	0.63%	0.62%	0.75%	0.69	%*
Growth and Income	0.70	0.63	0.60	0.59	0.58	0.70	0.69	*
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.73	0.73
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.69	0.69
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.93	0.90	*
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.81	*^

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectus. These waivers will be effective through at least December 29, 2016 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective December 29, 2015, GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 0.80% for Small/Mid Cap Value Fund. Prior to December 29, 2015, the Effective Net Management Rate for Small/Mid Cap Value Fund was 0.85%

The Focused Value, Large Cap Value, Mid Cap Value and Small Cap Value Funds invest in the Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended August 31,2016, GSAM waived $106, $25,908, $257,125 and $189,849 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Growth and Income	$20,836	$3
Large Cap Value	10,678	32
Mid Cap Value	47,072	15
Small Cap Value	6,153	746
Small/Mid Cap Value	172	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each of Focused Value, Growth and Income, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004%. These Other Expense limitations will remain in place through at least December 29, 2016 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Focused Value	$1,775	$354,839	$356,614
Growth and Income	41,429	488,127	529,556
Large Cap Value	25,908	521,350	547,258
Mid Cap Value	257,125	—	257,125
Small Cap Value	1,589,850	1,152,505	2,742,355
Small/Mid Cap Value	13,076	335,114	348,190

G.  Line of Credit Facility — As of August 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2016, Goldman Sachs earned $519,484, $104,165 and $430 in brokerage commissions from portfolio transactions, on behalf of Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended August 31, 2016:

Fund	Name of Affiliated Issuer	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/16	Dividend Income
Small Cap Value	Everyday Health, Inc.	$19,232,548	$2,745,196	$(12,779,891)	$(14,988,010)	$5,790,157	$—	$—
	Infinity Pharmaceuticals, Inc.	27,622,070	—	(19,475,938)	(24,476,007)	16,329,875	—	—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from the investments by the Funds in the Underlying Fund for the period ended August 31, 2016:

Fund	Underlying Fund	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Market Value 8/31/16	Dividend Income
Focused Value	Goldman Sachs Financial Square Government Fund	$21,030	$2,551,617	$(2,474,055)	$98,592	$121
Large Cap Value	Goldman Sachs Financial Square Government Fund	4,170,171	450,504,898	(448,384,137)	6,290,932	40,641
Mid Cap Value	Goldman Sachs Financial Square Government Fund	137,121,703	3,455,971,486	(3,511,716,620)	81,376,569	333,992
Small Cap Value	Goldman Sachs Financial Square Government Fund	18,693,274	1,172,802,295	(1,191,494,001)	1,568	249,134

As of August 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Focused Value	100%	100%	58%	100%	100%	100%
Growth and Income	—	—	—	—	—	100
Small/Mid Cap Value	—	—	—	—	22	100

As of August 31, 2016, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 9% and 5% of total outstanding shares of the Large Cap Value and Mid Cap Value Funds, respectively.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Focused Value	$5,453,123	$4,270,157
Growth and Income	245,766,851	293,719,991
Large Cap Value	1,463,239,539	1,617,106,725
Mid Cap Value	7,816,449,188	10,451,804,431
Small Cap Value	2,615,752,754	2,984,829,433
Small/Mid Cap Value	51,578,333	38,096,393

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$13,657	$8,621,589	$59,520,502	$231,836,648	$67,813,890	$81,562
Net long-term capital gains	—	—	68,608,957	719,115,338	232,906,537	152,170
Total taxable distributions	$13,657	$8,621,589	$128,129,459	$950,951,986	$300,720,427	$233,732

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distribution paid from:
Ordinary income	$7,023,667	$29,069,836	$475,848,102	$129,203,348	$143,878
Net long-term capital gains	—	65,990,104	1,187,583,878	372,772,015	1,428
Total taxable distributions	$7,023,667	$95,059,940	$1,663,431,980	$501,975,363	$145,306

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$36,199	$1,458,019	$18,179,865	$43,147,566	$14,497,439	$377,221
Undistributed long-term capital gains	—	—	—	—	76,416,855	—
Total undistributed earnings	$36,199	$1,458,019	$18,179,865	$43,147,566	$90,914,294	$377,221
Capital loss carryforwards(1)(2)
Expiring 2018	—	(114,821,092)	—	—	—	—
Expiring 2019	—	—	—	—	—	—
Perpetual Short-Term	(20,098)	—	(9,271,203)	(92,372,425)	—	(168,549)
Perpetual Long-Term	—	—	—	(80,340,016)	—	—
Total capital loss carryforwards	$(20,098)	$(114,821,092)	$(9,271,203)	$(172,712,441)	$—	$(168,549)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(124,140)	$(5,172,381)	$(60,919,808)	$(409,474,868)	$(5,078)	$(632,179)
Unrealized gains (losses) — net	203,482	40,633,898	146,983,368	611,525,794	1,319,318,701	2,976,434
Total accumulated earnings (losses) net	$95,443	$(77,901,556)	$94,972,222	$72,486,051	$1,410,227,917	$2,552,927

(1)	Expiration occurs on August 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Growth and Income Fund utilized $2,951,905 of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

6. TAX INFORMATION (continued)

As of August 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S federal income tax purposes were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$3,064,851	$369,947,704	$1,102,071,001	$5,244,663,907	$4,812,144,102	$41,105,678
Gross unrealized gain	248,178	51,190,966	172,300,859	679,356,390	1,467,509,963	3,205,301
Gross unrealized loss	(44,696)	(10,557,068)	(25,317,491)	(67,830,596)	(148,191,262)	(228,867)
Net unrealized gains (losses)	$203,482	$40,633,898	$146,983,368	$611,525,794	$1,319,318,701	$2,976,434

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales, differences related to the tax treatment of partnerships, underlying fund investments and real estate investment trusts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non deductible expenses, redemptions utilized as distributions, dividend redesignations, differences in the tax treatment of underlying fund investments, real estate investment trusts, partnership investments and foreign currency transactions.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Focused Value	$(115)	$—	$115
Growth and Income	—	386,681	(386,681)
Large Cap Value	—	359,000	(359,000)
Mid Cap Value	—	342,382	(342,382)
Small Cap Value	—	639,451	(639,451)
Small/Mid Cap Value	—	6,254	(6,254)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1	$5	2,502	$25,020
Reinvestment of distributions	9	81	—	—
Shares redeemed	(1)	(5)	(1)	(10)
	9	81	2,501	25,010
Class C Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	1	9	—	—
Shares redeemed	—	—	(1)	(10)
	1	9	2,500	25,000
Institutional Shares
Shares sold	136,539	1,241,515	187,501	1,875,010
Reinvestment of distributions	1,471	13,283	—	—
Shares redeemed	(2,250)	(20,638)	(1)	(10)
	135,760	1,234,160	187,500	1,875,000
Class IR Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	12	105	—	—
Shares redeemed	—	—	(1)	(10)
	12	105	2,500	25,000
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	6	56	—	—
Shares redeemed	—	—	(1)	(10)
	6	56	2,500	25,000
Class R6 Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	13	122	—	—
Shares redeemed	—	—	(1)	(10)
	13	122	2,500	25,000
NET INCREASE	135,801	$1,234,533	200,001	$2,000,010

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	342,897	$10,501,962	639,665	$20,700,046
Reinvestment of distributions	242,552	7,386,341	186,122	6,039,218
Shares converted from Class B(a)	—	—	142,604	4,598,832
Shares redeemed	(1,662,316)	(51,415,996)	(1,715,978)	(55,587,193)
	(1,076,867)	(33,527,693)	(747,587)	(24,249,097)
Class B Shares(a)
Shares sold	—	—	53	1,596
Reinvestment of distributions	—	—	223	6,801
Shares converted to Class A	—	—	(148,163)	(4,598,832)
Shares redeemed	—	—	(211,336)	(6,553,373)
	—	—	(359,223)	(11,143,808)
Class C Shares
Shares sold	59,369	1,746,612	75,318	2,338,158
Reinvestment of distributions	10,108	294,790	6,047	187,887
Shares redeemed	(157,161)	(4,599,071)	(141,248)	(4,388,126)
	(87,684)	(2,557,669)	(59,883)	(1,862,081)
Institutional Shares
Shares sold	248,012	7,964,100	105,676	3,511,539
Reinvestment of distributions	22,754	703,391	16,656	548,709
Shares redeemed	(265,314)	(8,153,380)	(78,684)	(2,591,003)
	5,452	514,111	43,648	1,469,245
Service Shares
Shares sold	1,875	55,691	2,317	75,556
Reinvestment of distributions	62	1,874	44	1,412
Shares redeemed	(5,024)	(152,217)	(756)	(25,030)
	(3,087)	(94,652)	1,605	51,938
Class IR Shares
Shares sold	10,920	345,895	6,684	222,205
Reinvestment of distributions	423	12,891	2,123	68,706
Shares redeemed	(8,671)	(261,484)	(111,096)	(3,609,349)
	2,672	97,302	(102,289)	(3,318,438)
Class R Shares
Shares sold	12,666	379,829	6,809	221,304
Reinvestment of distributions	583	17,717	486	15,699
Shares redeemed	(6,081)	(185,507)	(14,408)	(470,397)
	7,168	212,039	(7,113)	(233,394)
Class R6 Shares(b)
Shares sold	—	—	302	10,005
Reinvestment of distributions	7	234	—	—
Shares redeemed	—	—	(1)	(5)
	7	234	301	10,000
NET DECREASE	(1,152,339)	$(35,356,328)	(1,230,541)	$(39,275,635)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,885,635	$43,866,574	2,816,462	$50,118,907
Reinvestment of distributions	1,381,919	21,255,786	842,745	14,849,166
Shares converted from Class B(a)	—	—	58,028	1,072,273
Shares redeemed	(6,248,569)	(96,897,243)	(3,506,424)	(62,438,842)
	(1,981,015)	(31,774,883)	210,811	3,601,504
Class B Shares(a)
Shares sold	—	—	455	7,643
Shares converted to Class A	—	—	(59,670)	(1,072,273)
Shares redeemed	—	—	(249,035)	(4,467,141)
	—	—	(308,250)	(5,531,771)
Class C Shares
Shares sold	411,235	6,024,820	418,868	7,170,195
Reinvestment of distributions	216,657	3,197,552	119,509	2,038,830
Shares redeemed	(598,844)	(8,936,943)	(421,669)	(7,223,763)
	29,048	285,429	116,708	1,985,262
Institutional Shares
Shares sold	8,029,852	124,203,173	6,371,419	112,769,827
Reinvestment of distributions	5,291,545	82,208,815	4,022,551	71,360,049
Shares redeemed	(20,093,530)	(326,391,476)	(12,549,096)	(224,600,629)
	(6,772,133)	(119,979,488)	(2,155,126)	(40,470,753)
Service Shares
Shares sold	69,996	1,054,317	175,246	3,159,044
Reinvestment of distributions	6,411	98,009	6,911	121,215
Shares redeemed	(116,934)	(1,790,061)	(92,554)	(1,651,338)
	(40,527)	(637,735)	89,603	1,628,921
Class IR Shares
Shares sold	79,726	1,274,606	117,098	2,061,576
Reinvestment of distributions	38,678	595,530	23,152	407,705
Shares redeemed	(309,166)	(4,895,897)	(83,458)	(1,464,880)
	(190,762)	(3,025,761)	56,792	1,004,401
Class R Shares
Shares sold	82,228	1,247,761	131,290	2,297,776
Reinvestment of distributions	46,232	695,565	27,501	475,771
Shares redeemed	(153,436)	(2,332,484)	(104,501)	(1,821,897)
	(24,976)	(389,158)	54,290	951,650
Class R6 Shares(b)
Shares sold	7,942,737	137,909,964	560	10,005
Reinvestment of distributions	794,300	12,343,280	—	—
Shares redeemed	(1,245,035)	(19,232,419)	(1)	(5)
	7,492,002	131,020,825	559	10,000
NET DECREASE	(1,488,363)	$(24,500,771)	(1,934,613)	$(36,820,786)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,355,588	$216,420,779	10,641,379	$459,069,715
Reinvestment of distributions	5,591,955	185,793,826	8,926,464	365,270,911
Shares converted from Class B(a)	—	—	15,485	752,662
Shares redeemed	(21,620,247)	(734,771,946)	(35,564,124)	(1,550,188,398)
	(9,672,704)	(332,557,341)	(15,980,796)	(725,095,110)
Class B Shares(a)
Shares sold	—	—	332	14,970
Shares converted to Class A	—	—	(16,322)	(752,662)
Shares redeemed	—	—	(156,144)	(7,196,845)
	—	—	(172,134)	(7,934,537)
Class C Shares
Shares sold	377,449	11,755,203	724,519	28,364,350
Reinvestment of distributions	571,513	17,294,001	770,735	29,257,102
Shares redeemed	(1,590,480)	(49,300,924)	(833,607)	(32,793,869)
	(641,518)	(20,251,720)	661,647	24,827,583
Institutional Shares
Shares sold	25,105,530	849,735,755	33,981,739	1,461,639,690
Reinvestment of distributions	16,670,552	560,463,699	24,758,184	1,020,779,916
Shares redeemed	(87,925,338)	(3,039,743,596)	(37,218,958)	(1,603,074,069)
	(46,149,256)	(1,629,544,142)	21,520,965	879,345,537
Service Shares
Shares sold	721,569	24,266,187	2,077,768	89,962,479
Reinvestment of distributions	697,149	22,758,583	1,044,799	42,126,306
Shares redeemed	(3,199,705)	(104,551,077)	(4,927,042)	(215,362,639)
	(1,780,987)	(57,526,307)	(1,804,475)	(83,273,854)
Class IR Shares
Shares sold	2,045,977	70,085,435	4,680,483	200,039,661
Reinvestment of distributions	1,001,683	32,713,762	1,450,642	58,359,342
Shares redeemed	(4,644,981)	(157,407,717)	(4,249,132)	(178,188,609)
	(1,597,321)	(54,608,520)	1,881,993	80,210,394
Class R Shares
Shares sold	405,682	13,700,699	498,781	20,721,736
Reinvestment of distributions	130,451	4,230,456	151,976	6,100,340
Shares redeemed	(482,052)	(16,053,475)	(281,765)	(11,711,081)
	54,081	1,877,680	368,992	15,110,995
Class R6 Shares(b)
Shares sold	13,963,340	510,945,821	243	10,005
Reinvestment of distributions	1,189,720	39,986,116	—	—
Shares redeemed	(4,705,460)	(164,927,737)	(1)	(5)
	10,447,600	386,004,200	242	10,000
NET INCREASE (DECREASE)	(49,340,105)	$(1,706,606,150)	6,476,434	$183,201,008

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,238,202	$154,375,191	4,056,209	$214,647,308
Reinvestment of distributions	901,558	42,559,273	1,477,416	75,628,918
Shares converted from Class B(a)	—	—	3,007	168,387
Shares redeemed	(5,556,748)	(264,856,085)	(5,950,342)	(315,091,584)
	(1,416,988)	(67,921,621)	(413,710)	(24,646,971)
Class B Shares(a)
Shares sold	—	—	2	87
Shares converted to Class A	—	—	(3,616)	(168,387)
Shares redeemed	—	—	(43,295)	(2,006,571)
	—	—	(46,909)	(2,174,871)
Class C Shares
Shares sold	85,898	3,279,343	160,150	6,883,971
Reinvestment of distributions	68,406	2,576,165	118,922	4,947,167
Shares redeemed	(481,475)	(18,395,042)	(316,172)	(13,606,296)
	(327,171)	(12,539,534)	(37,100)	(1,775,158)
Institutional Shares
Shares sold	17,427,197	886,530,469	21,432,392	1,205,169,640
Reinvestment of distributions	4,333,376	218,630,055	6,749,742	367,455,934
Shares redeemed	(26,928,367)	(1,386,761,311)	(23,202,977)	(1,302,114,197)
	(5,167,794)	(281,600,787)	4,979,157	270,511,377
Service Shares
Shares sold	715,838	33,131,625	641,227	33,162,635
Reinvestment of distributions	144,414	6,634,801	264,973	13,224,791
Shares redeemed	(1,292,420)	(59,025,815)	(1,402,938)	(71,603,609)
	(432,168)	(19,259,389)	(496,738)	(25,216,183)
Class IR Shares
Shares sold	1,414,732	67,475,547	1,189,018	62,824,127
Reinvestment of distributions	178,553	8,381,286	195,285	9,932,204
Shares redeemed	(1,079,227)	(51,005,223)	(993,161)	(52,824,477)
	514,058	24,851,610	391,142	19,931,854
Class R Shares
Shares sold	627,785	29,542,384	937,185	49,088,560
Reinvestment of distributions	123,318	5,723,131	211,797	10,680,913
Shares redeemed	(1,168,739)	(55,180,884)	(920,048)	(47,977,501)
	(417,636)	(19,915,369)	228,934	11,791,972
Class R6 Shares(b)
Shares sold	6,108,964	312,236,113	508,400	28,099,566
Reinvestment of distributions	50,143	2,529,721	—	—
Shares redeemed	(1,018,482)	(50,485,046)	(2,779)	(145,295)
	5,140,625	264,280,788	505,621	27,954,271
NET INCREASE (DECREASE)	(2,107,074)	$(112,104,302)	5,110,397	$276,376,291

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	62,953	$638,988	43,785	$476,180
Reinvestment of distributions	394	4,068	299	3,239
Shares redeemed	(13,144)	(133,211)	(6,993)	(75,034)
	50,203	509,845	37,091	404,385
Class C Shares
Shares sold	28,884	281,741	21,321	232,588
Reinvestment of distributions	172	1,759	137	1,480
Shares redeemed	(3,950)	(36,741)	(66)	(720)
	25,106	246,759	21,392	233,348
Institutional Shares
Shares sold	2,311,718	23,637,673	2,475,810	27,129,527
Reinvestment of distributions	18,556	192,017	12,554	136,177
Shares redeemed	(1,305,658)	(13,429,411)	(381,680)	(4,242,537)
	1,024,616	10,400,279	2,106,684	23,023,167
Class IR Shares
Shares sold	477,865	5,127,405	8,709	95,030
Reinvestment of distributions	3,440	35,503	198	2,145
Shares redeemed	(239,140)	(2,537,181)	(57)	(623)
	242,165	2,625,727	8,850	96,552
Class R Shares
Shares sold	6,481	60,736	9,942	110,152
Reinvestment of distributions	28	294	38	412
Shares redeemed	(7,144)	(75,581)	—	—
	(635)	(14,551)	9,980	110,564
Class R6 Shares(a)
Shares sold	—	—	899	10,005
Reinvestment of distributions	6	68	—	—
Shares redeemed	—	—	(1)	(5)
	6	68	898	10,000
NET INCREASE	1,341,461	$13,768,127	2,184,895	$23,878,016

(a)	Commenced operations on July 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Focused Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at August 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 through August 31, 2016, which represents a period of 184 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused Value Fund				Growth and Income Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Class A
Actual	$1,000.00	$1,162.20		$6.14	$1,000.00	$1,139.60		$6.08	$1,000.00	$1,146.90		$6.31
Hypothetical 5% return	1,000.00	1,019.46	+	5.74	1,000.00	1,019.46	+	5.74	1,000.00	1,019.25	+	5.94
Class C
Actual	1,000.00	1,157.60		10.20	1,000.00	1,135.20		10.09	1,000.00	1,143.00		10.34
Hypothetical 5% return	1,000.00	1,015.69	+	9.53	1,000.00	1,015.69	+	9.53	1,000.00	1,015.48	+	9.73
Institutional
Actual	1,000.00	1,164.30		3.97	1,000.00	1,141.90		3.93	1,000.00	1,149.20		4.21
Hypothetical 5% return	1,000.00	1,021.47	+	3.71	1,000.00	1,021.47	+	3.71	1,000.00	1,021.22	+	3.96
Service
Actual	N/A	N/A		N/A	1,000.00	1,138.90		6.61	1,000.00	1,147.10		6.85
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.95	+	6.24	1,000.00	1,018.75	+	6.44
Class IR
Actual	1,000.00	1,163.10		4.78	1,000.00	1,140.80		4.74	1,000.00	1,149.10		5.02
Hypothetical 5% return	1,000.00	1,020.71	+	4.47	1,000.00	1,020.71	+	4.47	1,000.00	1,020.46	+	4.72
Class R
Actual	1,000.00	1,161.00		7.50	1,000.00	1,137.80		7.42	1,000.00	1,145.70		7.66
Hypothetical 5% return	1,000.00	1,018.20	+	7.00	1,000.00	1,018.20	+	7.00	1,000.00	1,018.00	+	7.20
Class R6
Actual	1,000.00	1,164.30		3.86	1,000.00	1,141.60		3.93	1,000.00	1,149.20		4.11
Hypothetical 5% return	1,000.00	1,021.57	+	3.61	1,000.00	1,021.47	+	3.71	1,000.00	1,021.32	+	3.86

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2016 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*	Beginning Account Value 3/1/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Class A
Actual	$1,000.00	$1,169.90		$6.27	$1,000.00	$1,212.70		$7.45	$1,000.00	$1,178.10		$6.79
Hypothetical 5% return	1,000.00	1,019.36	+	5.84	1,000.00	1,018.40	+	6.80	1,000.00	1,018.90	+	6.29
Class C
Actual	1,000.00	1,165.30		10.34	1,000.00	1,208.40		11.60	1,000.00	1,172.50		10.87
Hypothetical 5% return	1,000.00	1,015.59	+	9.63	1,000.00	1,014.63	+	10.58	1,000.00	1,015.13	+	10.08
Institutional
Actual	1,000.00	1,172.00		4.09	1,000.00	1,215.10		5.23	1,000.00	1,181.00		4.61
Hypothetical 5% return	1,000.00	1,021.37	+	3.81	1,000.00	1,020.41	+	4.77	1,000.00	1,020.91	+	4.27
Service
Actual	1,000.00	1,169.10		6.82	1,000.00	1,212.00		8.01	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,018.85	+	6.34	1,000.00	1,017.90	+	7.30	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,171.10		4.91	1,000.00	1,214.40		6.07	1,000.00	1,179.60		5.42
Hypothetical 5% return	1,000.00	1,020.61	+	4.57	1,000.00	1,019.66	+	5.53	1,000.00	1,020.16	+	5.03
Class R
Actual	1,000.00	1,168.20		7.63	1,000.00	1,211.20		8.84	1,000.00	1,176.20		8.15
Hypothetical 5% return	1,000.00	1,018.10	+	7.10	1,000.00	1,017.14	+	8.06	1,000.00	1,017.65	+	7.56
Class R6
Actual	1,000.00	1,172.40		3.99	1,000.00	1,215.20		5.12	1,000.00	1,181.00		4.66
Hypothetical 5% return	1,000.00	1,021.47	+	3.71	1,000.00	1,020.51	+	4.67	1,000.00	1,020.86	+	4.32

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused Value	1.13%	1.88%	0.73%	N/A	0.88%	1.38%	0.71%
Growth and Income	1.13	1.88	0.73	1.23%	0.88	1.38	0.73
Large Cap Value	1.17	1.92	0.78	1.27	0.93	1.42	0.76
Mid Cap Value	1.15	1.90	0.75	1.25	0.90	1.40	0.73
Small Cap Value	1.34	2.09	0.94	1.44	1.09	1.59	0.92
Small/Mid Cap Value	1.24	1.99	0.84	N/A	0.99	1.49	0.85

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Focused Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Focused Value Fund, which commenced operations on July 31, 2015); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Focused Value Fund, which commenced operations in 2015) compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Growth and Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They observed that the Large Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They noted that the Mid Cap Value Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the ten-year period, in the third quartile of the Fund’s peer group for the three- and five-year periods, and in the fourth quartile of the Fund’s peer group for the one-year period, and had underperformed the Fund’s benchmark for the one-, three-, five-, and ten-year periods ended March 31, 2016. The Trustees noted that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2016. They observed that the Small Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed the Fund’s benchmark for the one-year period ended March 31, 2016. They also noted that the Mid Cap Value Fund had experienced certain portfolio management changes in 2015.

The Trustees noted that the Focused Value Fund had launched on July 31, 2015 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Large Cap Value Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014 (2015 only for the Focused Value Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Focused Value	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
First $1 billion	0.75%	0.70%	0.75%	0.75%	1.00%	0.85%
Next $1 billion	0.68	0.63	0.68	0.75	1.00	0.85
Next $3 billion	0.64	0.60	0.65	0.68	0.90	0.77
Next $3 billion	0.63	0.59	0.64	0.65	0.86	0.73
Over $8 billion	0.62	0.58	0.63	0.64	0.84	0.71

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Focused Value, Growth and Income, Small Cap Value, and Small/Mid Cap Value Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Value, Mid Cap Value, and Small Cap Value Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				141	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	139	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2016, 100%, 100%, 70.50%, 72.03%, 96.77% and 100%, respectively, of the dividends paid from net investment company taxable income by the Focused Value, Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate $68,608,957, $719,115,338, $232,906,537 and $152,170, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2016.

For the year ended August 31, 2016, the Focused Value, Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 100%, 49.89%, 47.61%, 98.61% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2016, the Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, designate $45,454,522, $184,609,821, $32,418,142 and $7,158, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[2]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[5]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio
[1]	You could lose money by investing in a money market fund. Because the share price of certain money market funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Although certain money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. Certain money market funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market funds’ sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[2]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[3]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 171463.MF.MED.TMPL/10/2016 EQVALAR-16/175K

Goldman Sachs Funds

Annual Report	August 31, 2016

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Market Review	1

Portfolio Management Discussion and Performance Summaries	5

Schedules of Investments	19

Financial Statements	23

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	45

Other Information	46

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

Equity Markets

Following a volatile summer, U.S. and international equities tumbled further in September 2015 before rebounding strongly in October 2015 and then finishing November 2015 roughly flat. In December 2015, the Federal Reserve (the “Fed”) finally delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which re-emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language or action tends to suggest lower interest rates (opposite of hawkish).)

Early in 2016, U.S. and international equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices. The Fed’s statement in January 2016 acknowledged the risks from the turmoil in the international markets and the tightening financial conditions on the U.S. economy. U.S. and international equities stabilized somewhat in February 2016 on the more dovish tone set by global central banks. U.S. equities were also supported during the month by strong U.S. economic data, rallying as fourth quarter 2015 Gross Domestic Product (“GDP”) came in above market expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate increases in 2016, down from four. International equities benefited from a heavy round of easing by the European Central Bank (“ECB”), which cut the deposit rate by 40 basis points, increased its monthly quantitative easing to 80 billion, including corporate bonds, and unveiled a new series of four-year loans to Eurozone banks. Such dovish central bank policy, along with receding global economic concerns, helped drive a recovery in U.S. and international equities during March 2016.

Market sentiment remained sanguine in April 2016, as oil prices rose and Chinese economic growth concerns abated. However, U.S. and international equities fell near the end of the month, as investors were disappointed by a lack of additional stimulus from the Bank of Japan

1

MARKET REVIEW

(“BoJ”) and by a weaker than consensus expected first quarter 2016 U.S. GDP growth of 0.5%. In May 2016, weaker payroll data drove anticipation of a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market.) Toward the end of May 2016, U.S. and international equities rallied on expectations of better economic data, rising oil prices and optimism that the economy could withstand rate hikes. In June 2016, equity markets were dominated by the U.K. referendum on whether to leave the European Union, popularly known as Brexit. U.S. and international equities sold off in the global risk-off sentiment that dominated toward the end of June 2016 in the days following the surprise “leave” result. However, by the end of the month, U.S. equities had rebounded and international equities had retraced most of their losses due to a combination of improving risk sentiment as markets digested the outcome and dovish remarks from the Bank of England’s (“BoE”) Governor Carney.

Despite increased uncertainty post-Brexit, U.S. equities were further buoyed in July 2016 by strong economic data and corporate earnings. U.S. non-farm payrolls reached an eight-month high in June 2016, and a report released in July 2016 suggested the especially weak May 2016 reading had been an outlier in an otherwise strong job market. Such sentiment was substantiated in August 2016, as payrolls data, released for July 2016, surprised to the upside for a second consecutive month. In the international equity markets during July 2016, equities benefited from expectations of additional monetary policy easing and a rebound in risk appetite. Near the end of July 2016, the BoJ eased as anticipated, but disappointed the markets by not implementing additional monetary measures. Meanwhile, BoE Governor Carney assuaged some concerns about the Brexit vote by saying “some monetary policy easing will likely be required over the summer.” The BoE delivered during August 2016, cutting interest rates by 25 basis points and significantly extending its quantitative easing program, helping to offset negative sentiment about Brexit. In both the U.S. and international equity markets, investor concerns about a Fed rate hike intensified during August 2016. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other recent hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. and international equities to sell off and finish the month of August roughly flat.

Fixed Income Markets

When the Reporting Period began in September 2015, spread, or non-government bond, sector performance was weak amid heightened volatility and falling oil prices. In the U.S., economic data was softer than the consensus expected, but the Fed continued to signal it was on track to raise short-term interest rates by the end of 2015. In the Eurozone, inflation unexpectedly declined, suggesting that economic growth would continue to trend below ECB forecasts.

Spread sectors performed well during the fourth quarter of 2015, which saw the first Fed rate hike since 2006. Outside the U.S., the global monetary policy environment remained highly accommodative, with the ECB lowering interest rates into negative territory and expanding its stimulus program. The U.S. dollar gained on consensus expectations the Fed would hike interest rates, which it did at its December 2015 policy meeting. Although the U.S. economy continued to display a positive growth trend, economic growth in other developed countries had slowed by the end of 2015. Global commodity prices, especially the price of oil, maintained their downward trajectory.

2

MARKET REVIEW

The first quarter of 2016 was very much a tale of two halves. Spread sectors sold off significantly from January to mid-February 2016 and then largely retraced their losses by the end of March 2016. Volatility early in the first calendar quarter was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply, and deteriorating corporate bond fundamentals as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing and commodity prices appeared to stabilize. Global central banks remained accommodative. The BoJ, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving its deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures. In the U.S., the Fed left interest rates unchanged and reduced its forecast to two rate hikes in 2016 from four. After a sustained period of appreciation, the U.S. dollar weakened during the first quarter of 2016 due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and worries about a potential U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested Fed policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K.’s Brexit referendum renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

In July 2016, spread sectors continued to advance, supported by steady job gains in the U.S. and positive economic data surprises in many developed countries as well as in China. Global central bank policy remained broadly accommodative, although the Fed’s July 2016 policy statement was more hawkish than the market expected. The ECB kept interest rates unchanged, as did the BoJ. The U.S. dollar depreciated modestly versus many global currencies.

Spread sectors performed well during August 2016, supported by investors’ preference for higher-yielding securities, rising oil prices and continued accommodative global central bank policy. The BoE also unveiled monetary easing measures to cushion the potential impact of Brexit. However, the BoJ fell short of expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. Continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. The U.S. dollar appreciated slightly versus many global currencies.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds significantly outperformed U.S Treasuries, followed at some distance by investment grade corporate bonds and commercial mortgage-backed securities. Asset-backed securities, mortgage-backed securities and agency securities performed slightly better than U.S.

3

MARKET REVIEW

Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields of securities with maturities of two years and shorter rose and yields of securities with maturities of three years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 64 basis points during the Reporting Period to 1.58%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

In our view, the U.S. job market has been one of the brightest spots in a global economic recovery that has otherwise disappointed on many levels. Steady job gains in the U.S. have provided critical fundamental support for the financial markets in an environment where economic growth in many other countries has faltered, political and geopolitical event risk is elevated and central bank monetary policy is increasingly disruptive.

In the near term, we expect U.S. economic growth to improve, as various headwinds fade, including the oil-driven decline in business investment and the effects of the strong U.S. dollar. That said, tight U.S. labor markets are creating wage growth, which could eventually lead companies to cut jobs or accept lower earnings — thereby increasing the risk, in our view, of a U.S. recession in the next year or two. However, higher wages could also lead consumers to spend more, potentially boosting corporate revenues and offsetting some of the effect of higher wages on earnings.

We expect global economic growth to be slow but steady in the short term, with Brexit adding potential downside risk to the U.K. and European outlook. We believe the impact of Brexit will take time to play out, with much of the effect coming in 2017, and we have lowered our forecasts for 2017 economic growth in both the U.K. and Eurozone. However, we have not changed our forecasts for the U.S., Japan and China, as we expect Brexit to have limited effects on these economies. We generally expect inflation to remain low across developed economies.

In terms of monetary policy, we believe the limits — and in our view, the negative side-

effects — of extreme central bank easing measures have become increasingly apparent, leaving policymakers with limited options to address potential downside risk. Although fiscal stimulus appears likely in the near term in Japan, we see little scope for meaningful fiscal measures elsewhere in the world.

4

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 6.32% and 6.67%, respectively. These returns compare to the 7.27% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated average annual total returns of 5.95% and 7.35% for the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio was hurt by its strategic weightings and tactical asset allocation decisions. The performance of the Underlying Funds added to the Portfolio’s results versus the EDGE Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical asset allocation decisions (“tactical tilts”) in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in eight Underlying Funds. Seven of these Underlying Funds may be used to implement our strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement our tactical asset allocation decisions.

During the Reporting Period, the Portfolio was invested in six Underlying Strategic Funds, four of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund also outperformed their respective benchmark indices. The Goldman Sachs Small Cap Equity Insights Fund generated especially strong returns during the Reporting Period, outperforming its benchmark index by more than 270 basis points.[1] (A basis point is 1/100th of a percent.)

The Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund underperformed their respective benchmark indices during the Reporting Period.

[1]	Performance quoted is for Institutional shares.

5

PORTFOLIO RESULTS

In addition, during the Reporting Period, the Portfolio’s Underlying Tactical Fund underperformed its benchmark index.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

As the U.S. equity market advanced during the Reporting Period, the call writing strategy of the Goldman Sachs U.S. Equity Dividend and Premium Fund detracted slightly from performance. The call writing strategy of the Goldman Sachs International Equity Dividend and Premium Fund added to performance as the international equity market declined modestly during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used forward foreign currency exchange contracts to obtain exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen. Collectively, these forward foreign currency exchange contracts had a slightly positive impact on relative returns.

The Portfolio also employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Although the Portfolio’s strategic weightings hurt performance, its use of S&P 500® Index futures contributed positively. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During November 2015, we added S&P 500® Index futures to the Portfolio as part of our strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. In January 2016, we slightly decreased the Portfolio’s strategic allocation to emerging markets equities through the Underlying Strategic Funds to remain in line with the Goldman Sachs Quantitative Investment Strategies Team’s views.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

6

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015– August 31, 2016	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	6.32%	7.27%	5.95%	7.35%
Institutional	6.67	7.27	5.95	7.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,675 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2016, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-8.80%	4.36%	3.64%	4/30/08
Institutional	-3.04	5.98	4.80	4/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.49%	1.62%
Institutional	1.09	1.22

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/16[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	-8.80%	4.36%	3.64%
Returns after taxes on distributions**	-10.50	3.22	2.77
Returns after taxes on distributions*** and sale of Portfolio shares	-4.31	3.34	2.82

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

8

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]*
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

*	Represents Affiliated Funds.

9

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from April 30, 2008 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	6.32%	8.03%	4.75%
Including sales charges	0.51%	6.81%	4.04%

Institutional Class (Commenced April 30, 2008)	6.67%	8.45%	5.19%

10

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of 4.88% and 5.22%, respectively. These returns compare to the 7.27% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated average annual total returns of 5.95% and 7.35% for the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio was hurt by its strategic weightings and tactical asset allocation decisions. The performance of the Underlying Funds also detracted from the Portfolio’s results versus the TAG Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical asset allocation decisions (“tactical tilts”) in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement our strategic and tactical asset allocation decisions, the Portfolio invests in seven Underlying Funds. Six of these Underlying Funds may be used to implement our strategic asset allocation decisions (“Underlying Strategic Funds”). The Underlying Tactical Fund, as mentioned previously, is used to implement our tactical asset allocation decisions.

During the Reporting Period, the Portfolio was invested in five Underlying Strategic Funds, two of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

One of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs International Tax-Managed Equity Fund — was one in which the Portfolio held its second-largest weighting. The Goldman Sachs International Small Cap Insights Fund also outperformed its benchmark index.

The Goldman Sachs U.S. Tax-Managed Equity Fund — in which the Portfolio also holds its largest weighting — underperformed its benchmark index during the Reporting Period. The Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund also underperformed their respective benchmark indices.

11

PORTFOLIO RESULTS

In addition, during the Reporting Period, the Portfolio’s Underlying Tactical Fund underperformed its benchmark index.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used forward foreign currency exchange contracts to obtain exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen. Collectively, these forward foreign currency exchange contracts had a slightly positive impact on relative returns.

The Portfolio also employed Standard & Poor’s 500® Index (“S&P 500® Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Although, the Portfolio’s strategic weightings hurt performance, its use of S&P 500® Index futures contributed positively. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During November 2015, we added S&P 500® Index futures to the Portfolio as part of our strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. In January 2016, we slightly decreased the Portfolio’s strategic allocation to emerging markets equities through the Underlying Strategic Funds to remain in line with the Goldman Sachs Quantitative Investment Strategies Team’s views.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

12

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2016

PERFORMANCE REVIEW
September 1, 2015– August 31, 2016	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	4.88%	7.27%	5.95%	7.35%
Institutional	5.22	7.27	5.95	7.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg Barclays U.S. Aggregate Bond Index (10%). The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,675 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2016, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

13

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-9.46%	5.96%	4.04%	4/30/08
Institutional	-3.88	7.58	5.18	4/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.55%
Institutional	1.07	1.15

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/16[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	-9.46%	5.96%	4.04%
Returns after taxes on distributions**	-10.06	5.43	3.60
Returns after taxes on distributions*** and sale of Portfolio shares	-5.10	4.63	3.13

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

15

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]*
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

*	Represents Affiliated Funds.

16

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $1,000,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from April 30, 2008 through August 31, 2016.

Average Annual Total Return through August 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	4.88%	9.91%	5.10%
Including sales charges	-0.85%	8.68%	4.40%

Institutional Class (Commenced April 30, 2008)	5.22%	10.33%	5.53%

17

MARKET REVIEW

Index Definitions

The S&P 500® Index is Standard & Poor’s index of 500 U.S. stocks, an unmanaged index of common stock prices, captures approximately 80% coverage of available U.S. market capitalization.

18

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2016

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 98.9%
Equity – 98.9%
17,770,658	Goldman Sachs U.S. Equity Dividend and Premium Fund	$217,157,439
18,519,920	Goldman Sachs International Equity Dividend and Premium Fund	119,638,684
5,098,156	Goldman Sachs Tactical Tilt Overlay Fund(b)	49,452,111
2,113,875	Goldman Sachs Small Cap Equity Insights Fund	44,708,447
3,470,681	Goldman Sachs Emerging Markets Equity Insights Fund	29,257,840
3,441,978	Goldman Sachs MLP Energy Infrastructure Fund	27,501,403
1,814,472	Goldman Sachs International Small Cap Insights Fund	19,487,429

TOTAL INVESTMENTS – 98.9%
(Cost $446,777,660)		$507,203,353

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		5,634,609

NET ASSETS – 100.0%		$512,837,962

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Formerly known as Goldman Sachs Tactical Tilt Implementation Fund.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	646,817	CHF	630,000	09/21/16	$641,276	$5,541
	USD	19,212,663	EUR	17,104,225	09/21/16	19,094,551	118,112
	USD	13,714,453	GBP	9,569,415	09/21/16	12,571,762	1,142,691
TOTAL							$1,266,344

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	4,630,619	AUD	6,409,962	09/21/16	$4,815,050	$(184,431)
	USD	5,424,145	CHF	5,330,844	09/21/16	5,426,263	(2,118)
	USD	15,080,067	JPY	1,634,272,100	09/21/16	15,808,417	(728,350)
TOTAL							$(914,899)

FUTURES CONTRACTS — At August 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	48	September 2016	$5,206,800	$198,172

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2016

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 99.0%
Equity – 99.0%
51,046,025	Goldman Sachs U.S. Tax-Managed Equity Fund	$931,079,503
48,369,395	Goldman Sachs International Tax-Managed Equity Fund	419,846,351
18,143,270	Goldman Sachs Tactical Tilt Overlay Fund(b)	175,989,714
12,453,277	Goldman Sachs Emerging Markets Equity Insights Fund	104,981,126
12,248,900	Goldman Sachs MLP Energy Infrastructure Fund	97,868,709
6,459,143	Goldman Sachs International Small Cap Insights Fund	69,371,196

TOTAL INVESTMENTS – 99.0%
(Cost $1,487,303,762)		$1,799,136,599

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		18,364,842

NET ASSETS – 100.0%		$1,817,501,441

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Formerly known as Goldman Sachs Tactical Tilt Implementation Fund.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS —At August 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	EUR	2,240,000	USD	2,487,679	09/21/16	$2,500,657	$12,978
	USD	71,893,726	EUR	64,003,958	09/21/16	71,451,750	441,976
	USD	48,957,122	GBP	34,031,169	09/21/16	44,708,248	4,248,874
TOTAL							$4,703,828
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	JPY	298,000,000	USD	2,893,693	09/21/16	$2,882,572	$(11,120)
	USD	15,043,645	AUD	20,934,774	09/21/16	15,725,833	(682,188)
	USD	21,126,379	CHF	20,762,984	09/21/16	21,134,627	(8,248)
	USD	54,932,080	JPY	5,953,154,282	09/21/16	57,585,236	(2,653,156)
TOTAL							$(3,354,712)

FUTURES CONTRACTS — At August 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	169	September 2016	$18,332,275	$695,134

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2016

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $446,777,660 and $1,487,303,762)	$507,203,353	$1,799,136,599
Cash	4,161,791	18,723,489
Receivables:
Portfolio shares sold	1,058,552	1,783,469
Collateral on certain derivative contracts(a)	450,000	1,060,000
Investments sold	368,968	—
Reimbursement from investment adviser	14,539	12,472
Unrealized gain on forward foreign currency exchange contracts	1,266,344	4,703,828
Other assets	915	3,259
Total assets	514,524,462	1,825,423,116

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	914,899	3,354,712
Variation margin on certain derivative contracts	13,679	48,162
Payables:
Portfolio shares redeemed	613,698	2,852,063
Management fees	34,709	123,450
Collateral on certain derivative contracts(a)	20,000	1,060,000
Distribution and Service fees and Transfer Agency fees	18,969	61,926
Investments purchased	—	312,975
Accrued expenses	70,546	108,387
Total liabilities	1,686,500	7,921,675

Net Assets:
Paid-in capital	472,161,277	1,569,885,683
Undistributed (distributions in excess of) net investment income	2	(1,527,938)
Accumulated net realized loss	(20,298,627)	(64,733,391)
Net unrealized gain	60,975,310	313,877,087
NET ASSETS	$512,837,962	$1,817,501,441
Net Assets:
Class A	$4,992,732	$590,616
Institutional	507,845,230	1,816,910,825
Total Net Assets	$512,837,962	$1,817,501,441
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	467,269	45,761
Institutional	47,183,478	141,252,242
Net asset value, offering and redemption price per share:(b)
Class A	$10.68	$12.91
Institutional	10.76	12.86

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures
Enhanced Dividend Global Equity	$(20,000)	$450,000
Tax-Advantaged Global Equity	(1,060,000)	1,060,000

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $11.30 and $13.66, respectively.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2016

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$7,900,134	$18,278,057
Interest	—	47
Total investment income	7,900,134	18,278,104

Expenses:
Management fees	691,044	2,594,521
Transfer Agency fees(a)	188,405	692,743
Professional fees	73,510	84,355
Custody, accounting and administrative services	53,665	115,017
Printing and mailing costs	37,907	65,730
Registration fees	37,193	66,535
Trustee fees	19,580	28,052
Distribution and Service fees — Class A Shares	6,879	1,454
Other	15,865	39,853
Total expenses	1,124,048	3,688,260
Less — expense reductions	(498,517)	(1,379,458)
Net expenses	625,531	2,308,802
NET INVESTMENT INCOME	7,274,603	15,969,302

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(11,631,406)	(42,180,426)
Futures contracts	382,470	1,538,200
Forward foreign currency exchange contracts	(413,970)	(1,435,297)
Foreign currency transactions	8,838	28,135
Capital gain distributions from Affiliated Underlying Funds	8,588,524	—
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	31,108,352	117,799,478
Futures contracts	198,172	695,134
Forward foreign currency exchange contracts	134,935	451,305
Foreign currency translation	(5,930)	(18,895)
Net realized and unrealized gain	28,369,985	76,877,634
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,644,588	$92,846,936

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$5,228	$183,177
Tax-Advantaged Global Equity	1,105	691,638

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2016	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income	$7,274,603	$7,646,240	$15,969,302	$19,761,170
Net realized gain (loss)	(3,065,544)	15,856,769	(42,049,388)	15,654,210
Net change in unrealized gain (loss)	31,435,529	(41,807,369)	118,927,022	(107,938,916)
Net increase (decrease) in net assets resulting from operations	35,644,588	(18,304,360)	92,846,936	(72,523,536)

Distributions to shareholders:
From net investment income
Class A Shares	(72,552)	(11,095)	(9,103)	(1,961)
Institutional Shares	(14,729,798)	(8,541,995)	(30,328,763)	(19,000,269)
From net realized gains
Class A Shares	(64,848)	(6,895)	(4,676)	(4,378)
Institutional Shares	(13,622,832)	(11,596,540)	(12,749,009)	(23,367,537)
Total distributions to shareholders	(28,490,030)	(20,156,525)	(43,091,551)	(42,374,145)

From share transactions:
Proceeds from sales of shares	137,088,130	106,090,704	357,491,366	699,357,907
Reinvestment of distributions	28,464,540	19,757,552	43,074,642	41,144,277
Cost of shares redeemed	(85,794,058)	(35,346,733)	(334,588,511)	(157,637,103)
Net increase in net assets resulting from share transactions	79,758,612	90,501,523	65,977,497	582,865,081
TOTAL INCREASE	86,913,170	52,040,638	115,732,882	467,967,400

Net assets:
Beginning of year	425,924,792	373,884,154	1,701,768,559	1,233,801,159
End of year	$512,837,962	$425,924,792	$1,817,501,441	$1,701,768,559
Undistributed (distributions in excess of) net investment income	$2	$5,147,238	$(1,527,938)	$12,872,010

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$10.69	$0.11	$0.52	$0.63	$(0.31)	$(0.33)	$(0.64)
2016 - Institutional	10.76	0.16	0.51	0.67	(0.34)	(0.33)	(0.67)
2015 - A	11.83	0.16	(0.73)	(0.57)	(0.21)	(0.36)	(0.57)
2015 - Institutional	11.89	0.22	(0.74)	(0.52)	(0.25)	(0.36)	(0.61)
2014 - A	10.64	0.23	1.62	1.85	(0.24)	(0.42)	(0.66)
2014 - Institutional	10.69	0.28	1.62	1.90	(0.28)	(0.42)	(0.70)
2013 - A	9.73	0.21	1.08	1.29	(0.27)	(0.11)	(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)
2012 - A	9.23	0.19	0.58	0.77	(0.26)	(0.01)	(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$10.68	6.32%	$4,993	0.53%	0.64%	1.09%	19%
10.76	6.67	507,845	0.13	0.24	1.58	19
10.69	(4.82)	1,729	0.55	0.66	1.40	25
10.76	(4.29)	424,196	0.17	0.26	1.95	25
11.83	17.92	220	0.60	0.66	2.02	14
11.89	18.29	373,665	0.20	0.26	2.43	14
10.64	13.61	133	0.60	0.68	2.13	40
10.69	14.21	284,539	0.20	0.29	2.49	40
9.73	8.51	127,290	0.60	0.70	2.02	32
9.76	8.79	75,735	0.20	0.30	2.42	32

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2016 - A	$12.58	$0.08	$0.52	$0.60	$(0.18)	$(0.09)	$(0.27)
2016 - Institutional	12.53	0.11	0.53	0.64	(0.22)	(0.09)	(0.31)
2015 - A	13.51	0.09	(0.69)	(0.60)	(0.10)	(0.23)	(0.33)
2015 - Institutional	13.48	0.17	(0.71)	(0.54)	(0.18)	(0.23)	(0.41)
2014 - A	11.31	0.20	2.31	2.51	—	(0.31)	(0.31)
2014 - Institutional	11.38	0.18	2.39	2.57	(0.16)	(0.31)	(0.47)
2013 - A	9.78	0.32	1.41	1.73	(0.17)	(0.03)	(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)
2012 - A	8.98	0.15	0.79	0.94	(0.13)	(0.01)	(0.14)
2012 - Institutional	9.04	0.17	0.81	0.98	(0.17)	(0.01)	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$12.91	4.88%	$591	0.53%	0.61%	0.64%	19%
12.86	5.22	1,816,911	0.13	0.21	0.92	19
12.58	(4.39)	543	0.56	0.61	0.66	22
12.53	(3.96)	1,701,226	0.17	0.21	1.31	22
13.51	22.55	235	0.60	0.62	1.56	9
13.48	23.05	1,233,566	0.20	0.22	1.43	9
11.31	18.12	636	0.60	0.64	3.16	36
11.38	18.45	739,859	0.20	0.24	1.34	36
9.78	10.52	243,892	0.60	0.65	1.62	24
9.84	11.02	207,103	0.20	0.25	1.88	24

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the Financial Statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

30

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

31

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

32

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2016:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$507,203,353	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,266,344	$—
Futures Contracts	198,172	—	—
Total	$198,172	$1,266,344	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(914,899)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$1,799,136,599	$—	$—

33

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TAX-ADVANTAGED GLOBAL EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$4,703,828	$—
Futures Contracts	695,134	—	—
Total	$695,134	$4,703,828	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(3,354,712)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of August 31, 2016. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,266,344		Payable for unrealized loss on forward foreign currency exchange contracts	$(914,899)
Equity	Variation margin on certain derivative contracts	198,172	(a)	—	—
Total		$1,464,516			$(914,899)

34

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$4,703,828		Payable for unrealized loss on forward foreign currency exchange contracts	$(3,354,712)
Equity	Variation margin on certain derivative contracts	695,134	(a)	—	—
Total		$5,398,962			$(3,354,712)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$(413,970)	$134,935	8
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	382,470	198,172	44
Total		$(31,500)	$333,107	52

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$(1,435,297)	$451,305	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,538,200	695,134	171
Total		$102,903	$1,146,439	180

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2016.

35

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 29, 2016, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plan — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2016, Goldman Sachs advised that it retained front-end sales charges of $3,970 and $219 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$322,488	$172,671	$3,358	$498,517
Tax-Advantaged Global Equity	1,210,779	155,007	13,672	1,379,458

36

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of August 31, 2016, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2016, the Portfolios did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2016, Goldman Sachs earned $152 and $620, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2016:

Enhanced Dividend Global Equity
Underlying Funds	Market Value 08/31/2015	Purchases at Cost*	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$29,342,935	$11,012,991	$(12,927,254)	$—	$(3,394,684)	$5,223,852	$29,257,840	$423,626	$—
Goldman Sachs High Yield Floating Rate Fund	28	—	(28)	—	(1)	1	—	—	—
Goldman Sachs High Yield Fund	113	—	(111)	—	(8)	6	—	1	—

37

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Market Value 08/31/2015	Purchases at Cost*	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs International Equity Dividend and Premium Fund	$95,350,122	$41,293,524	$(15,072,322)	$—	$(3,300,413)	$1,367,773	$119,638,684	$2,814,910	$1,318,373
Goldman Sachs International Small Cap Insights Fund	12,939,383	7,335,934	(1,826,846)	—	(53,128)	1,092,086	19,487,429	231,440	—
Goldman Sachs MLP Energy Infrastructure Fund	21,882,456	14,945,608	(7,418,173)	(3,524,742)	(2,606,966)	4,223,220	27,501,403	—	—
Goldman Sachs Small Cap Equity Insights Fund	35,522,511	9,257,743	(4,633,851)	—	(225,311)	4,787,355	44,708,447	215,113	—
Goldman Sachs Tactical Tilt Overlay Fund**	43,718,685	16,109,705	(8,167,225)	—	(525,460)	(1,683,594)	49,452,111	1,945,103	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	182,057,457	58,474,609	(37,946,845)	—	(1,525,435)	16,097,653	217,157,439	4,122,847	7,270,151
Total	$420,813,690	$158,430,114	$(87,992,655)	$(3,524,742)	$(11,631,406)	$31,108,352	$507,203,353	$9,753,039	$8,588,524

38

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity
Underlying Funds	Market Value 08/31/2015	Purchases at Cost*	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2016	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$117,148,536	$32,198,640	$(50,100,465)	$—	$(13,500,620)	$19,235,035	$104,981,126	$1,647,536
Goldman Sachs International Small Cap Insights Fund	51,923,329	20,511,494	(6,602,854)	—	(301,673)	3,840,900	69,371,196	898,404
Goldman Sachs International Tax-Managed Equity Fund	381,724,633	85,789,581	(51,640,007)	—	(4,725,205)	8,697,349	419,846,351	5,614,286
Goldman Sachs MLP Energy Infrastructure Fund	87,239,406	48,560,830	(29,032,392)	(12,630,995)	(12,107,134)	15,838,994	97,868,709	—
Goldman Sachs Tactical Tilt Overlay Fund**	175,721,894	41,556,189	(31,667,705)	—	(2,580,593)	(7,040,071)	175,989,714	7,511,385
Goldman Sachs U.S. Tax-Managed Equity Fund	869,088,871	143,188,878	(149,460,316)	—	(8,965,201)	77,227,271	931,079,503	8,951,916
Total	$1,682,846,669	$371,805,612	$(318,503,739)	$(12,630,995)	$(42,180,426)	$117,799,478	$1,799,136,599	$24,623,527

*	Includes reinvestment of distributions.
**	Formerly known as Goldman Sachs Tactical Tilt Implementation Fund.

As of August 31, 2016, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	—%	13%
Goldman Sachs International Equity Dividend and Premium Fund	38	—
Goldman Sachs International Tax-Managed Equity Fund	—	88
Goldman Sachs Small Cap Equity Insights Fund	20	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	10	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	85

39

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2016 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$158,430,114	$87,992,655
Tax-Advantaged Global Equity	371,805,612	318,503,739

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$23,736,355	$37,773,057
Net long-term capital gains	4,753,675	5,318,494
Total taxable distributions	$28,490,030	$43,091,551

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$8,553,090	$19,012,180
Net long-term capital gains	11,603,435	23,361,965
Total taxable distributions	$20,156,525	$42,374,145

As of August 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$—	$18,992
Undistributed long-term capital gains	2,285,116	—
Total undistributed earnings	$2,285,116	$18,992
Capital Loss Carryforwards
Perpetual Short-Term	—	(247,758)
Timing differences (Post October Loss Deferral/Qualified Late Year Loss Deferral)	(272,438)	(17,375,788)
Unrealized gains — net	38,664,007	265,220,312
Total accumulated earnings	$40,676,685	$247,615,758

40

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

As of August 31, 2016, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$468,539,346	$1,533,916,287
Gross unrealized gain	64,861,264	320,981,122
Gross unrealized loss	(26,197,257)	(55,760,810)
Net unrealized security gain	$38,664,007	$265,220,312

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the NAV of the Portfolios and result primarily from dividend redesignations and differences in the tax treatment of foreign currency transactions and underlying fund investments.

	Accumulated Net Realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$(2,380,511)	$2,380,511
Tax-Advantaged Global Equity	31,384	(31,384)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Portfolios’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

41

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

8. OTHER RISKS (continued)

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2016, the Enhanced Dividend Global Equity Portfolio invested 42.3% and 23.3% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As of August 31, 2016, the Tax-Advantaged Global Equity Portfolio invested 51.2% and 23.1% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the U.S. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

42

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio and an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

43

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	333,387	$3,394,652	153,414	$1,725,270
Reinvestment of distributions	12,636	128,549	1,570	17,369
Shares redeemed	(40,422)	(412,570)	(11,886)	(129,799)
	305,601	3,110,631	143,098	1,612,840
Institutional Shares
Shares sold	13,147,341	133,693,478	9,296,716	104,365,434
Reinvestment of distributions	2,766,887	28,335,991	1,795,031	19,740,183
Shares redeemed	(8,171,797)	(85,381,488)	(3,090,473)	(35,216,934)
	7,742,431	76,647,981	8,001,274	88,888,683
NET INCREASE	8,048,032	$79,758,612	8,144,372	$90,501,523

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2016		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,301	$169,147	26,021	$342,830
Reinvestment of distributions	1,101	13,779	499	6,339
Shares redeemed	(11,788)	(142,955)	(752)	(9,466)
	2,614	39,971	25,768	339,703
Institutional Shares
Shares sold	29,366,174	357,322,219	52,996,009	699,015,077
Reinvestment of distributions	3,455,621	43,060,863	3,238,682	41,137,938
Shares redeemed	(27,315,060)	(334,445,556)	(11,983,210)	(157,627,637)
	5,506,735	65,937,526	44,251,481	582,525,378
NET INCREASE	5,509,349	$65,977,497	44,277,249	$582,865,081

44

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of the Goldman Sachs Trust, at August 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

45

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2016 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 through August 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/16	Ending Account Value 8/31/16		Expenses Paid for the 6 Months Ended 8/31/16*	Beginning Account Value 3/01/16	Ending Account Value 8/31/16		Expenses Paid for the 6 Months Ended 8/31/16*
Class A
Actual	$1,000	$1,133.50		$2.84	$1,000	$1,119.70		$2.82
Hypothetical 5% return	1,000	1,022.47	+	2.69	1,000	1,022.47	+	2.69
Institutional
Actual	1,000	1,135.30		0.70	1,000	1,122.20		0.69
Hypothetical 5% return	1,000	1,024.48	+	0.66	1,000	1,024.48	+	0.66

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.53%	0.13%
Tax-Advantaged Global Equity	0.53	0.13

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

46

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense level of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;

47

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the

Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

48

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Portfolio’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Portfolio had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the Investment Adviser’s efforts to continue to enhance the investment models used in managing certain Underlying Funds.

The Trustees observed that the Class A Shares of the Enhanced Dividend Global Equity Portfolio had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods, and outperformed the Portfolio’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2016. They noted that the Enhanced Dividend Global Equity Portfolio had certain significant differences from the Portfolio’s peer group that caused the peer group to be an imperfect basis for performance comparison. The Trustees observed that the Class A Shares of the Tax-Advantaged Global Equity Portfolio had placed in the top half of the Portfolio’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and outperformed the Portfolio’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs

49

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to certain Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the ability of certain Underlying Funds to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2017.

51

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				141	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

52

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply-chain management services company) (2014-2015) and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

53

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	139	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

54

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President, and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

55

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2016, 33.49% and 33.75% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2016, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.0412 and $0.0582 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 7.95% and 20.49%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0124 and $0.0089 per share, respectively.

For the fiscal year ended August 31, 2016, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 63.74% and 46.89%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $4,753,675 and $5,318,494, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2016.

During the fiscal year ended August 31, 2016, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolio designate $8,934,005 and $7,421,669, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[2]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[5]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in a money market fund. Because the share price of certain money market funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Although certain money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. Certain money market funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market funds’ sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[2]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[3]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Portfolios file their complete schedule of Portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Diversification does not protect an investor from market risk and does not ensure a profit.

Fund holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 66600-TMPL-10/2016/TAGEDGAR-16/66K

Goldman Sachs Funds

Annual Report	August 31, 2016

Strategic Factor Allocation Fund

Goldman Sachs Strategic Factor Allocation Fund

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	6

Financial Statements	9

Financial Highlights	12

Notes to the Financial Statements	14

Report of Independent Registered Accounting Firm	25

Other Information	26

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective and Principal Strategy

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Portfolio”) performance and positioning for the period from its inception on May 31, 2016 through August 31, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated a cumulative total return of 3.40%. This compares to the 3.22% cumulative total return of the Portfolio’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period.

The components of the Portfolio’s blended benchmark, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated cumulative total returns of 4.10% and 2.32%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced the Portfolio as a whole during the Reporting Period?

A	At the beginning of the Reporting Period in June 2016, U.S. and international equity markets were dominated by the U.K. referendum on whether to leave the European Union, popularly known as Brexit. U.S. and international equities sold off in the global risk-off sentiment that dominated toward the end of June 2016 in the days following the widely unexpected “leave” result. However, by the end of the month, U.S. equities had rebounded and international equities had retraced most of their losses due to a combination of improving risk sentiment as markets digested the outcome and dovish remarks from the Bank of England’s (“BoE”) Governor Carney. (Dovish remarks or action tends to be that which is not strong or aggressive (opposite of hawkish).) U.S. equities were further buoyed in July 2016 by strong economic data and corporate earnings. U.S. payrolls reached an eight-month high in June 2016, according to a report released in July 2016, which suggested an especially weak May 2016 reading had been an outlier in an otherwise strong job market. Such sentiment was substantiated in August 2016, as payrolls data, released for July 2016, surprised to the upside for a second consecutive month. In the international equity markets during July 2016, equities benefited from expectations of additional monetary policy easing and a rebound in risk appetite. Near the end of July 2016, the Bank of Japan (“BoJ”) eased as anticipated, but disappointed the markets by not implementing additional monetary measures. Meanwhile, BoE Governor Carney assuaged some concerns about the Brexit vote by saying “some monetary policy easing will likely be required over the summer.” The BoE delivered during August 2016, cutting interest rates by 25 basis points and significantly extending its quantitative easing program, helping to offset negative sentiment about Brexit. (A basis point is 1/100th of a percent.) In both the U.S. and international equity markets, investor concerns about a Federal Reserve (the “Fed”) rate hike intensified during August 2016. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other recent hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. and international equities to sell off and finish the month of August roughly flat.

In the global fixed income markets, the release in early June 2016 of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the Brexit vote renewed investor uncertainty about the path of global economic growth. Spread, or non-government bond, sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. In July 2016, spread sectors continued to

1

PORTFOLIO RESULTS

advance, supported by steady job gains in the U.S. and positive economic data surprises in many developed countries as well as in China. Global central bank policy remained broadly accommodative, although the Fed’s July 2016 policy statement was more hawkish than the market expected. The European Central Bank kept interest rates unchanged, as did the BoJ. Spread sectors performed well during August 2016, supported by investors’ preference for higher-yielding securities, rising oil prices and continued accommodative global central bank policy. The BoE also unveiled monetary easing measures to cushion the potential impact of Brexit. However, the BoJ fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. Continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016.

Q	What were the primary contributors to and detractors from the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically-derived drivers of investment returns that the ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include Equity, Term, Flow and Volatility. The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.) The QIS Team implements the Strategic Allocation by investing primarily in derivatives; pooled investment vehicles, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and underlying funds; and equities, fixed income and currencies.

Overall, during the Reporting Period, the Strategic Allocation helped the Portfolio outperform the Index. The Term and Equity factors contributed most positively to the Portfolio’s results, followed by the Volatility factor and then the Flow factor.

In terms of underlying asset classes and instruments, the Portfolio benefited most from its investments in U.S. bond futures. The Portfolio’s allocation to listed U.S. equity index options also added to returns. Holdings of U.S. equities further bolstered Portfolio returns.

In addition, the Portfolio’s positions in the British pound, New Zealand dollar and Japanese yen, accomplished through foreign currency exchange forward contracts, added slightly to performance. The Portfolio’s positions in the Australian dollar and euro did not have a meaningful impact on results.

There were no significant detractors from the Portfolio’s performance during the Reporting Period.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the beginning of the Reporting Period, the Portfolio maintained its largest weightings in the Equity and Volatility factors, followed by the Term and Flow factors.

In terms of underlying asset classes and instruments, the Portfolio held positions in U.S. equities, U.S. listed equity index options and U.S. fixed income securities at the start of the Reporting Period. It held long positions versus the U.S. dollar in the Australian dollar and the New Zealand dollar. Additionally, the Portfolio held a short position in the British pound versus the U.S. dollar.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Portfolio employed listed equity index options to implement views on the U.S. equity market, which added to performance. It used bond futures to express views on the U.S. fixed income market. The bond futures position contributed positively to results. In addition, the Portfolio utilized foreign currency exchange forward contracts to take long and short positions in select developed markets currencies. Foreign currency exchange forward contracts bolstered the Portfolio’s results during the Reporting Period.

2

PORTFOLIO RESULTS

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Portfolio had relatively equal weightings in Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Portfolio maintained positions in U.S. equities, listed U.S. equity index options and U.S. fixed income. It held long positions versus the U.S. dollar in the Canadian dollar and the British pound. It held short positions versus the U.S. dollar in the Japanese yen and the Swiss franc.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Strategic Allocation as it seeks long-term total return.

3

FUND BASICS

Strategic Factor Allocation Fund

as of August 31, 2016

PERFORMANCE REVIEW
May 31, 2016– August 31, 2016	Portfolio Total Return (based on NAV)[1]	Strategic Factor Allocation Composite Index[2]	S&P 500® Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]
Institutional	3.40%	3.22%	4.10%	2.32%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Strategic Factor Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

[3]	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/16	Since Inception	Inception Date
Institutional	1.80%	5/31/16

[5]	The Standardized Total Returns are cumulative total returns for periods less than a year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.98%	1.64%

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least May 31, 2017, and prior to such date the Goldman Sachs Asset Management, L.P., the Portfolio’s investment adviser, may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

HOLDINGS AS OF 8/31/16[7]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund – Institutional Shares	54.5%	Investment Companies
SPDR S&P 500® ETF Trust	32.7	Exchange Traded Funds

[7]	The holdings may not be representative of the Portfolio’s future investments.

5

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2016

Shares	Description	Value
Exchange Traded Funds – 32.7%
509,300	SPDR S&P 500 ETF Trust	$110,742,192
(Cost $109,554,791)

Shares	Distribution Rate	Value
Investment Companies(a)(b) – 54.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
184,645,717	0.270%	$184,645,717
(Cost $184,645,717)

TOTAL INVESTMENTS – 87.2%
(Cost $294,200,508)		$295,387,909

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.8%		43,203,835

NET ASSETS – 100.0%		$338,591,744

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2016.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG	USD	700,316	AUD	920,000	$691,012	09/23/16	$9,304
	USD	20,555,110	CHF	20,180,000	20,546,869	09/23/16	8,241
HSBC Bank PLC	USD	1,796,347	JPY	182,840,000	1,769,289	09/26/16	27,058
Royal Bank of Scotland PLC	CAD	16,130,000	USD	12,294,160	12,301,411	09/23/16	7,250
	USD	370,601	JPY	37,070,000	358,716	09/26/16	11,886
Societe Generale SA	GBP	270,000	USD	354,728	354,753	09/23/16	25
	USD	9,204,902	AUD	12,100,000	9,088,312	09/23/16	116,590
State Street Bank and Trust	GBP	8,890,000	USD	11,616,181	11,680,583	09/23/16	64,403
UBS AG (London)	USD	18,909,111	JPY	1,893,530,000	18,323,137	09/26/16	585,973
TOTAL							$830,730

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG	AUD	13,020,000	USD	9,783,176	$9,779,325	09/23/16	$(3,851)
	GBP	300,000	USD	397,266	394,170	09/23/16	(3,096)
HSBC Bank PLC	USD	6,106,424	EUR	5,470,000	6,107,706	09/23/16	(1,283)
State Street Bank and Trust	EUR	5,160,000	USD	5,848,617	5,761,566	09/23/16	(87,052)
UBS AG (London)	EUR	310,000	USD	351,345	346,141	09/23/16	(5,204)
TOTAL							$(100,486)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments (continued)

August 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
20 Year U.S. Treasury Bonds	278	December 2016	$47,364,250	$30,710

WRITTEN OPTIONS CONTRACTS — At August 31, 2016 the Portfolio had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Morgan Stanley Capital Services, Inc. (Premium received $1,877,720)	Put - S&P 500 Index	1,196	10/21/16	$2,075	$(1,877,720)

At August 31, 2016, the Portfolio had the following written options activity:

OPTIONS ON EQUITIES

	Contracts	Premiums Received
Contracts Outstanding May 31, 2016	—	$—
Contracts Written	3,672	5,071,625
Contracts Bought to Close	(2,476)	(3,193,905)
Contracts Outstanding August 31, 2016	1,196	$1,877,720

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Assets and Liabilities

August 31, 2016

Assets:
Investments of unaffiliated issuers, at value (cost $109,554,791)	$110,742,192
Investments of affiliated issuers, at value (cost $184,645,717)	184,645,717
Cash	9,553,656
Unrealized gain on forward foreign currency exchange contracts	830,730
Variation margin on certain derivative contracts	180,033
Deferred offering costs	78,399
Receivables:
Collateral on certain derivative contracts(a)	30,360,458
Portfolio shares sold	7,138,608
Investments sold	1,877,720
Dividends and interest	43,325
Reimbursement from investment adviser	30,153
Total assets	345,480,991

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	100,486
Written option contracts, at value (premium received $1,877,720)	1,877,720
Payables:
Investments purchased	4,627,917
Management fees	143,571
Offering costs	14,900
Due to broker	14,340
Organization costs	12,000
Distribution and Service fees and Transfer Agency fees	10,061
Portfolio shares redeemed	10,000
Accrued expenses	78,252
Total liabilities	6,889,247

Net Assets:
Paid-in capital	334,281,433
Net investment loss	(615,459)
Accumulated net realized gain	2,977,415
Net unrealized gain	1,948,355
NET ASSETS	$338,591,744
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	32,752,811
Net asset value, offering and redemption price per share:	$10.34

(a)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options and forward foreign currency exchange contracts transactions of $1,146,750, $ 28,603,708 and $610,000, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Operations

For the Period Ended August 31, 2016(a)

Investment income:
Dividends — unaffiliated issuers	$82,501
Dividends — affiliated issuers	80,525
Interest	128
Total investment income	163,154

Expenses:
Management fees	346,826
Professional fees	48,219
Amortization of offering costs	30,133
Registration fees	30,010
Custody, accounting and administrative services	21,594
Transfer Agency fees	18,497
Printing and mailing costs	17,500
Organization costs	12,000
Trustee fees	6,250
Other	3,977
Total expenses	535,006
Less — expense reductions	(134,593)
Net expenses	400,413
NET INVESTMENT LOSS	(237,259)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(260,040)
Futures contracts	771,175
Written options	2,466,280
Forward foreign currency exchange contracts	(466,414)
Foreign currency transactions	55,251
Net unrealized gain on:
Investments — unaffiliated issuers	1,187,401
Futures contracts	30,710
Forward foreign currency exchange contracts	730,244
Net realized and unrealized gain	4,514,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,277,348

(a)	Commenced operations on May 31, 2016

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement of Changes in Net Assets

For the Period Ended August 31, 2016(a)

From operations:
Net investment loss	$(237,259)
Net realized gain	2,566,252
Net unrealized gain	1,948,355
Net increase in net assets resulting from operations	4,277,348

From share transactions:
Proceeds from sales of shares	337,652,314
Cost of shares redeemed	(3,337,918)
Net increase in net assets resulting from share transactions	334,314,396
TOTAL INCREASE	338,591,744

Net assets:
Beginning of period	—
End of period	$338,591,744
Net investment loss	$(615,459)

(a)	Commenced operations on May 31, 2016

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED AUGUST 31,
2016 - Institutional Shares (Commenced May 31, 2016)	$10.00	$(0.01)	$0.35	$0.34

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$10.34	3.40%	$338,592	0.87%	1.07%	(0.51)%	86%

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a non-diversified portfolio and currently offers one class of share - Institutional Shares. The Portfolio commenced operations on May 31, 2016. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Portfolio are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

14

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

15

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

16

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Portfolio writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of August 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Fund	$110,742,192	$—	$—
Investment Company	184,645,717	—	—
Total	$295,387,909	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$830,730	$—
Futures Contracts	30,710	—	—
Total	$30,710	$830,730	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(100,486)	$—
Written Options Contracts	(1,877,720)	—	—
Total	$(1,877,720)	$(100,486)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of August 31, 2016. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on futures variation margin	$30,710	(a)	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	830,730		Payable for unrealized loss on forward foreign currency exchange contracts	(100,486)
Equity	—	—		Written Options, at value	(1,877,720)
Total		$861,440			$(1,978,206)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

18

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts	$771,175	$30,710	167
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(466,414)	730,244	13
Equity	Net realized gain (loss) from written options contracts	2,466,280	—	1
Total		$2,771,041	$760,954	181

(a)	Average number of contracts is based on the average of month end balances for the period ended August 31, 2016.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

19

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the period ended August 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.64%	0.62%	0.75%	0.65%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least May 31, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Fund in which the Portfolio invests. For the period ended August 31, 2016, GSAM waived $45,070 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolio is 0.164%. This Other Expense limitation will remain in place through at least May 31, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

20

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the period ended August 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
$45,070	$89,523	$134,593

D.  Other Transactions with Affiliates — For the period ended August 31, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in this affiliated Fund as of and for the period ended August 31, 2016:

Underlying Fund	Market Value 5/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/16	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$259,874,520	$(75,228,803)	$—	$—	$184,645,717	$80,525

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2016, were $158,156,808 and $49,119,282, respectively.

7. TAX INFORMATION

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,864,634
Undistributed long-term capital gains	2,618,535
Total undistributed earnings	$4,483,169
Unrealized gains (losses) — net	(172,858)
Total accumulated earnings (losses) net	$4,310,311

As of August 31, 2016, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$294,464,707
Gross unrealized gain	1,187,401
Gross unrealized loss	(264,199)
Net unrealized gains (losses) on securities	$923,202
Net unrealized gain (loss) on other investments	(1,096,060)
Net unrealized gains (losses)	$(172,858)

21

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2016

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains/(losses) on regulated futures, options contracts and foreign currency contracts.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(32,963)	$411,163	$(378,200)

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Portfolio’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Portfolio may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of the Portfolio’s investments more than if its investments were not so focused.

22

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

23

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Notes to Financial Statements (continued)

August 31, 2016

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2016(a)

	Shares	Dollars

Institutional Shares
Shares sold	33,081,728	$337,652,314
Shares redeemed	(328,917)	(3,337,918)
	32,752,811	334,314,396
NET INCREASE	32,752,811	$334,314,396

(a)	Commenced operations on May 31, 2016

24

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

the Goldman Sachs Strategic Factor Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”), a portfolio of the Goldman Sachs Trust, at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2016 (commencement of operations) through August 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying fund and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

25

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Portfolio Expenses — Period Ended August 31, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 31, 2016 through August 31, 2016, which represents a period of 92 days in a 366-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Strategic Factor Allocation Fund(a)
Share Class	Beginning Account Value 5/31/16	Ending Account Value 8/31/16		Expenses Paid for the 6 months ended 8/31/16*
Institutional Shares
Actual	$1,000.00	$1,034.00		$2.22
Hypothetical 5% return	1,000.00	1,010.38	+	2.20

*	Expenses are calculated using the Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.87%.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on May 31, 2016.

26

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Factor Allocation Fund (the “Portfolio”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on May 31, 2016. At a meeting held on April 13-14, 2016 (the “Meeting”) in connection with the Portfolio’s organization, the Trustees, including all of the Trustees present who are not parties to the Portfolio’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Portfolio; a comparison of the Portfolio’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Portfolio that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolio. Various information was also provided at a prior meeting at which the Portfolio was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to be Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Portfolio by the Investment Adviser and its affiliates. The Trustees also considered information about the Portfolio’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the portfolio management team and noted that certain portfolio management personnel who would be managing the Portfolio were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Portfolio. In this regard, the Trustees noted that, although the Portfolio was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employ similar asset allocation investment strategies. The Trustees also considered materials showing back-tested returns of the Portfolio’s proposed strategy since January 1995. The Trustees concluded that the Investment Adviser’s management of the Portfolio likely would benefit the Portfolio and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Portfolio’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Portfolio’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Portfolio.

The Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Portfolio, but considered the Investment Adviser’s representations that (i) such data would be provided after the Portfolio commenced operations, and (ii) the Portfolio was not expected to be profitable to the Investment Adviser and its affiliates initially. The Trustees also considered the extent to which the Portfolio is expected to invest in other funds managed by the Investment Adviser (the “Underlying Funds”), and noted that the Investment Adviser would reimburse the Portfolio for an amount equal to the management fees it receives from the Underlying Funds.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Portfolio’s shareholders would be investing in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser. They also noted that

27

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

shareholders would be able to redeem their Portfolio shares if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Portfolio:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the Portfolio’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Portfolio, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Portfolio; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (e) Goldman Sachs’ retention of certain fees as the Portfolio’s Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio; and (g) the possibility that the working relationship between the Investment Adviser and the Portfolio’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Portfolio at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Portfolio was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Portfolio’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved with respect to the Portfolio.

28

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				141	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

29

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

30

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	139	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[2]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[5]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in a money market fund. Because the share price of certain money market funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Although certain money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. Certain money market funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market funds’ sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
[2]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[3]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Portfolio holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 66710-TMPL-10/2016 STRATFACALAR-16/329

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,808,795	$3,628,517	Financial Statement audits.

Audit-Related Fees:

• PwC	$248,706	$113,000	Other attest services.

Tax Fees:

• PwC	$921,001	$759,210	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,568,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2016 and August 31, 2015 were approximately $736,703 and $872,210 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	October 31, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2016